As filed with the Securities and Exchange Commission on December 19, 2017

Registration File No. 333-220693

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-3

Pre-Effective Amendment No. 1

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY

(Exact name of registrant as specified in its charter)

Connecticut

(State or jurisdiction of incorporation or organization)

71-0294708

(I.R.S. Employer Identification Number)

One Orange Way, C2S, Windsor, Connecticut 06095-4774, 1-800-262-3862

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

J. Neil McMurdie, Senior Counsel

Voya Retirement Insurance and Annuity Company

One Orange Way, C2S, Windsor, Connecticut  06095-4774

(860) 580-2824

As soon as practical after the effective date of this registration statement

(Approximate date of commencement of proposed sale to the public)

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box:                                                                                                                                                                                           ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.                                                                                                                                                                                           ☑

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.                                                                                                                                                                                           ☐

If this Form is post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.                                                                                                                                                                                           ☐

If this Form is registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.                                                                                                                                                                                           ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.                                                                                                                                                                                            ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act.                                                                                                                                                                                           ☐

Large accelerated filer      ☐                                                                                          Accelerated Filer                     ☐

Non-accelerated filer        ☑  (Do not check if a smaller reporting company)                      Smaller reporting company      ☐

                                                                                                                                       Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected to not use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 89a)92)(B) of Securities Act.                                                                                                                                                                                           ☐

CALCULATION OF THE REGISTRATION FEE

Title of each class of securities to be registered	Amount to be registered*	Proposed maximum offering price per unit*	Proposed maximum aggregate offering price	Amount of registration fee*
			$50,000,000.00	$6,225.00

*    The proposed maximum aggregate offering price is estimated solely for the purpose of determining the registration fee. The amount to be registered and the proposed maximum offering price per unit are not applicable as these securities are not issued in predetermined amounts or units.

VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY

Variable Annuity Account B

Voya Ascend Annuity

CONTRACT PROSPECTUS – DECEMBER 20, 2017

The Contract described in this prospectus is a flexible premium deferred combination variable and fixed annuity contract (the “Contract”) issued by Voya Retirement Insurance and Annuity Company (the “Company,” “we,” “us” or “our”). The Contract is issued to the Contract Owner (“you and your”) as either a nonqualified Contract or a qualified Contract, meaning as a traditional Individual Retirement Annuity (“IRA”) under sections 408(a) and (b) of the Internal Revenue Code of 1986, as amended (the “Tax Code”), a Roth IRA under section 408A of the Tax Code, a SEP IRA under section 408(k) of the Tax Code, or a SIMPLE IRA under section 408(p) of the Tax Code. This prospectus sets forth the information you ought to know before investing. You should read it carefully and keep it for future reference.

The Contract provides a means for you to allocate Premium and Accumulation Value to one or more of the following investment options:

•     Index Segments permit you to receive a rate of return based on the percentage change in an applicable Index over the Segment Term (“Index Credit Rates”). Index Credit Rates may be positive or negative. If Index Credit Rates are positive, they will be limited by a Cap Rate or Participation Rate, as applicable. If Index Credit Rates are negative, you could lose money on your investment to the extent that the loss exceeds the Buffer for that Index Segment. The currently available Index Segments with their applicable Indexes, Segment Terms and Buffers are listed on the second page of this prospectus.

•     The Fixed Rate Strategy is an investment option that earns a declared Fixed Interest Rate and provides both a minimum rate guarantee and a Minimum Guaranteed Value.

•     Subaccounts of Variable Annuity Account B, a separate account of the Company, each which invests in one of the following underlying Funds:

>   Voya Retirement Conservative Portfolio (Class ADV)

>   Voya Retirement Growth Portfolio (Class ADV)

>   Voya Retirement Moderate Portfolio (Class ADV)

PLEASE REFER TO PAGE 13 OF THIS PROSPECTUS FOR A DISCUSSION OF THE RISK FACTORS ASSOCIATED WITH THE CONTRACT.

There is a substantial risk that you may lose principal in the Index Segments because you absorb any losses that are greater than the Buffer for each Index Segment on the Segment End Date. Additionally, because of methods used to calculate available balances for early Withdrawals from the Index Segments, you may lose principal even if the change in a selected Index is positive at the time of the early Withdrawal. You also bear the risk that you may receive less than your principal if you invest in a Subaccount and/or if a Surrender Charge is applied upon Surrender or Withdrawal.

The guarantees under the Contract, including the benefits associated with investment in Index Segments, are subject to the Company’s financial strength and claims-paying ability and the Contract is not a direct investment in an Index or mutual fund.

Variable and index-linked annuity contracts are complex insurance and investment vehicles and before investing in the Contract, you should discuss with your financial representative whether the Contract is appropriate based upon your financial situation and objectives.

Right to Examine Period. You have the right to examine your Contract and return it to us within 15 days of its receipt (or longer as state law may allow or when issued as a replacement contract). If so returned, unless otherwise noted herein, we will promptly pay you the Accumulation Value as of the date the returned Contract is received by us, which may be more or less than the Initial Premium you paid for the Contract. See the Free Look/Right to Cancel section on page 21.

Capitalized Terms. Please see the GLOSSARY OF TERMS USED IN THIS PROSPECTUS beginning on page 4 for the definition of capitalized terms used on this page and throughout this prospectus.

Getting Additional Information. You may obtain the December 20, 2017, Statement of Additional Information (“SAI”) associated with this prospectus free of charge by indicating your request on your application materials or by contacting Customer Service at P.O. Box 10450, Des Moines, Iowa 50306-0450, 1-888-854-5950. The SAI is incorporated by reference into this prospectus, and its table of contents appears on page 89. You may also obtain a prospectus or SAI for any of the Funds without charge in the same way. The Contract prospectus, the SAI and other information about Variable Annuity Account B may be obtained without charge by accessing the Securities and Exchange Commission (“SEC”) website, www.sec.gov. The SEC maintains a web site (www.sec.gov) that contains the SAI, material incorporated by reference, and other information about us, which we file electronically. The reference numbers assigned to the Contract offered through this prospectus are 333-220690 and 333-220693. If you received a summary prospectus for an underlying Fund available through the Contract, you may obtain a full prospectus and other information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the Fund’s summary prospectus.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

NOTE:  FDIC/NCUA INSURED; A DEPOSIT OF A BANK; BANK GUARANTEED; NOR INSURED BY ANY FEDERAL GOVERNMENT AGENCY. MAY LOSE VALUE.

CONTRACT PROSPECTUS – DECEMBER 20, 2017 (CONTINUED)

Index Segments

The Index Segments currently open and available under the Contract are:

Point to Point Cap with Buffer Index Strategy

Index	Segment Term	Buffers Available
MSCI EAFE Index	1 year	10%
NASDAQ 100 Index	1 year	10%
Russell 2000 Index	1 year	5%
Russell 2000 Index	1 year	10%
Russell 2000 Index	3 years	10%
Russell 2000 Index	3 years	20%
Russell 2000 Index	6 years	10%
Russell 2000 Index	6 years	20%
Russell 2000 Index	6 years	30%
S&P 500 Index	1 year	5%
S&P 500 Index	1 year	10%
S&P 500 Index	3 years	10%
S&P 500 Index	3 years	20%
S&P 500 Index	6 years	10%
S&P 500 Index	6 years	20%
S&P 500 Index	6 years	30%

Point to Point Participation with Buffer Index Strategy

Index	Segment Term	Buffers Available
MSCI EAFE Index	1 year	10%
NASDAQ 100 Index	1 year	10%
Russell 2000 Index	1 year	10%
Russell 2000 Index	3 years	10%
Russell 2000 Index	3 years	20%
Russell 2000 Index	6 years	10%
Russell 2000 Index	6 years	20%
Russell 2000 Index	6 years	30%
S&P 500 Index	1 year	10%
S&P 500 Index	3 year	10%
S&P 500 Index	3 years	20%
S&P 500 Index	6 years	10%
S&P 500 Index	6 years	20%
S&P 500 Index	6 years	30%

We may, in our discretion, offer other Index Segments in the future with different Indexes, different Segment Terms or different Buffers. Additionally, we reserve the right to cease to offer a specific Index Segment or Index or cease accepting allocations of Additional Premium or Accumulation Value to any Index Segments or to the Contract. We will provide advance Notice to You of any such changes. Not all Buffers may be available at all times and we may offer different Segment Terms and Buffers on Contracts purchased through registered investment advisors.

Compensation. We may pay compensation to broker/dealers whose registered representatives sell the Contract. See the SELLING THE CONTRACT ‒ Compensation Agreements section on page 58.

Exchanges. Your agent/registered representative should only recommend an exchange (replacement) if it is in your best interest and only after evaluating your personal and financial situation and needs, tolerance for risk and the financial ability to pay for the Contract.

VASC                                                                   2

VASC                                                                   3

GLOSSARY OF TERMS USED IN THIS PROSPECTUS

This glossary defines the terms used throughout the prospectus that have special meaning. The page references are to sections of the prospectus where more information can be found about a special term.

Accumulation Unit Value:  The value of an accumulation unit for a Subaccount of Variable Annuity Account B. Each Subaccount of Variable Annuity Account B has its own Accumulation Unit Value, which may increase or decrease from day to day based on the investment performance of the underlying Fund in which it invests. See page 41.

Accumulation Value:  On the Contract Date, the Accumulation Value equals the Initial Premium paid less any premium tax, if applicable. Thereafter, the Accumulation Value will equal the sum of the value for each Index Segment, the Fixed Rate Strategy and each Subaccount of Variable Annuity Account B to which Premium is allocated. See page 21.

Additional Premium:  Any payment, other than the Initial Premium, made by you and accepted by us for the Contract. See page 9.

Annuitant:  The individual designated by you and upon whose life Annuity Payments are based. There may be two Annuitants after the Annuity Commencement Date. The Annuitant on the Contract Date is shown on the first page of the Contract. See page 18.

Annuity Commencement Date:  The date on which Annuity Payments commence, and the latest Annuity Commencement Date is the Contract Anniversary on or next following the Annuitant’s 95th birthday. See page 10.

Annuity Payments:  Periodic payments made by us to you or, subject to our consent in the event the payee is not a natural person, to a payee designated by you. See page 47.

Annuity Plan:  An option elected by you that determines the frequency, duration and amount of the Annuity Payments. See page 48. If no Annuity Plan has been elected as of the latest Annuity Commencement Date, fixed Annuity Payments will be made for the life of the Annuitant, with payments guaranteed for 120 months.

Beneficiary:  The individual or entity you select to receive the Death Benefit. See page 19.

Buffer:  The maximum percentage loss in an Index that the Company absorbs on a Segment End Date before an Index Segment will lose value. A Contract Owner bears any loss of value that exceeds the Buffer. You may elect from the Buffers that are available for each Index Segment on the Segment Start Date. See page 30. The available Buffers are shown on the second page of this prospectus.

Business Day:  Any day that the New York Stock Exchange (“NYSE”) is open for trading, exclusive of federal holidays, or any day the SEC requires that Funds be valued.

Cap Rate:  The maximum percentage of gain in an Index that may be realized through an Index Segment over the Segment Term (i.e., from the point of the Segment Start Date to the point of the Segment End Date). We declare the Cap Rate on the Segment Start Date. See page 30.

Cash Surrender Value:  The amount you receive upon Surrender of the Contract which equals the greater of (1) the Accumulation Value minus any applicable Surrender Charges, or (2) the sum of the value of each Index Segment and each Subaccount, minus any applicable charges, and the Fixed Rate Strategy Minimum Guaranteed Value. See page 41.

Company, we, us or our:  Voya Retirement Insurance and Annuity Company, a stock company domiciled in Connecticut. See page 17.

VASC                                                                   4

Contingent Annuitant:  The individual who is not an Annuitant and will become the Annuitant if the named Annuitant dies prior to the Annuity Commencement Date and the Death Benefit is not otherwise payable. See page 19.

Contract:  The flexible premium deferred combination variable and fixed annuity contract described in this prospectus, together with any attached application, Riders or Endorsements.

Contract Anniversary:  The same day and month each year as the Contract Date. If the Contract Date is February 29th, in non-leap years, the Contract Anniversary will be March 1st.

Contract Date:  The date on which the Contract becomes effective. The Contract Date is used to determine Contract Years and Contract Anniversaries. The Contract Date is shown on the first page of the Contract.

Contract Year:  A period beginning on any Contract Anniversary (or in the first Contract Year only, beginning on the Contract Date) and ending on the day preceding the next Contract Anniversary.

Customer Service:  The location from which we service the Contract. The mailing address and telephone number of Customer Service is P.O. Box 10450, Des Moines, Iowa 50306-0450, 1-888-854-5950.

Death Benefit:  The amount payable to the Beneficiary upon death of any Owner (or the death of the Annuitant if the Owner is a non-natural person) before the Annuity Commencement Date. See page 45.

Endorsements:  Attachments to the Contract that add to, amend, change, modify or supersede the Contract’s terms or provisions.

Excess Transfer:  Any transfer among the Subaccounts after 12 transfers have occurred within any Contract Year. See page 23.

Extended Medical Care:  Confinement in a Hospital or Nursing Home prescribed by a Qualifying Medical Professional. See page 22.

Fixed Interest Rate:  The declared annual interest rate(s) applicable to the Fixed Rate Strategy. The Company determines the interest rate in its sole discretion, subject to a minimum rate guarantee. See page 33.

Fixed Rate Strategy:  An investment option that applies a declared Fixed Interest Rate to the Premium and/or Accumulation Value allocated to this strategy. See page 33.

Free Amount Percentage:  This is the amount you may withdraw without any Surrender Charge. It equals 10% of the Contract’s Accumulation Value as determined on the date of the first Withdrawal during the Contract Year. See page 43. The Free Amount Percentage is not available during the first Contract Year and is not applicable to Surrenders.

Fund:  The mutual fund in which a Subaccount invests. See page 34.

Hospital or Nursing Home:  A hospital or a skilled care or intermediate care nursing facility, operating as such according to applicable law and at which medical treatment is available on a daily basis. This does not include a rest home or other facility whose primary purpose is to provide accommodations, board or personal care services to individuals who do not need medical or nursing care. See Page 23.

Index:  A securities, bond, exchange-traded fund (“ETF”) or other index used in calculating the Index Change for an Index Segment. See page 26. The Indexes for currently available Index Segments are listed on the second page of this prospectus.

VASC                                                                   5

Index Change:  The percentage change in the Index Value of the applicable Index from the Segment Start Date to any Business Day thereafter, up to and including the Segment End Date. The Index Change percentage may be negative, zero or positive. See page 36.

Index Credit Rate:  The Index Change for an Index Segment after application of the Cap Rate or Participation Rate, as applicable, and the Buffer. An Index Credit Rate can be negative, zero or positive, and if negative you can lose money on your investment. See page 36.

Index Segment:  An investment option available through an attached Index Strategy Rider for which the performance is determined based upon a specific Index, Segment Term, Buffer and Cap Rate or Participation Rate, as applicable. The Indexes, Segment Terms and Buffers for the currently open and available Index Segments are shown in the tables on page 2. See also page 25.

Index Strategy Riders:  The Point to Point Cap with Buffer Index Strategy Rider and the Point to Point Participation with Buffer Index Strategy Rider, which make the Index Segments available through the Contract. See page 25.

Index Value:  The reference price used to determine the Index Change for an Index Segment. It excludes any dividends that may be paid by the firms that comprise the Index. The Index Value on a Segment Start Date, Segment End Date and any day in between is the Index Value at the close on business on the Business Day immediately prior to that date. See page 36.

Initial Premium:  The payment made by you to us to put the Contract into effect. See page 20.

Insurable Interest:  A lawful and substantial economic interest in the continued life of a person. See page 61.

Interim Segment:  An administrative “holding” account for Premium and Accumulation Value before being allocated to the various investment options according to your instructions. We currently use the Fixed Rate Strategy as the Interim Segment, although we may change the Interim Segment to a Subaccount designated by us upon Notice to You. See page 15.

Interim Value:  The value of an Index Segment on any date between the Segment Start Date and the Segment End Date. See Page 37. The Interim Value is not the value of the Interim Segment, and Interim Value calculations are not used to determine the value of the Interim Segment.

IRA:  A qualified Contract issued as a traditional Individual Retirement Annuity under Sections 408(a) and 408(b) of the Tax Code, a Roth IRA under Section 408A of the Tax Code, a SEP IRA under Section 408(k) of the Tax Code, or a SIMPLE IRA issued under Section 408(p) of the Tax Code.

Irrevocable Beneficiary:  A Beneficiary whose rights and interests under the Contract cannot be changed without his, her or its consent. See page 19.

Joint Owner:  An individual who, along with another individual Owner, is entitled to exercise the rights incident to ownership. Both Joint Owners must agree to any change or the exercise of any rights under the Contract. The Joint Owner may not be an entity and may not be named if the Owner is an entity. The Joint Owner, if any, on the Contract Date is shown on the first page of the Contract. See page 18.

Maturity Age:  The age upon which the latest Annuity Commencement Date is based, which is age 95. See page 10.

Notice to Us:  Notice made in a form that:  (1) is approved by, or is acceptable to, us; (2) is given with such clarity and completeness and has the information and any documentation we determine to be necessary to take the action requested or exercise the right specified without the exercise of any discretion on our part; and (3) is received by us at Customer Service. Under certain circumstances, we may permit you to provide Notice to Us by telephone or electronically.

VASC                                                                   6

Notice to You:  Written notification mailed to your last known address. A different means of notification may also be used if you and we mutually agree. When action is required by you, the time frame and manner for response will be specified in the Notice to You.

Owner:  The individual (or entity) that is entitled to exercise the rights incident to ownership. The terms “you” or “your,” when used herein, refer to the Owner. The Owner on the Contract Date is shown on the first page of the Contract. See page 18.

Participation Rate:  The percentage of gain in an Index that will be realized through an Index Segment over the Segment Term (i.e., from the point of the Segment Start Date to the point of the Segment End Date). We declare the Participation Rate on the Segment Start Date. See page 30.

Point to Point Cap with Buffer Index Strategy:  The investment strategy made available through the Point to Point Cap with Buffer Index Strategy Rider. Under this strategy investment performance of an Index Segment will depend, in part, on the Cap Rate we declare for the Index Segment. See page 25.

Point to Point Participation with Buffer Index Strategy:  The investment strategy made available through the Point to Point Participation with Buffer Index Strategy Rider. Under this strategy investment performance of an Index Segment will depend, in part, on the Participation Rate we declare for the Index Segment. See page 25.

Premium:  Collectively the Initial Premium and any Additional Premium. See page 9.

Premium Date:  The date a Premium is applied to the Contract.

Proof of Death:  The documentation we deem necessary to establish that death has occurred including, but not limited to:  (1) a certified copy of a death certificate; (2) a finding of a court of competent jurisdiction as to the cause of death; or (3) any other proof we deem in our discretion to be satisfactory to us.

Pro-rated Cap Rate:  Equal to the result of the Cap Rate for an Index Segment multiplied by a quotient of the number of days elapsed in the Segment Term divided by the total number of days in the Segment Term. See page 38.

Pro-rated Index Credit Rate:  Equal to the result of the Index Change since the Segment Start Date multiplied by the Participation Rate and further multiplied by the quotient of the number of days elapsed in the Segment Term divided by the total number of days in the Segment Term. See page 39.

Qualifying Medical Professional:  A legally licensed practitioner of the healing arts who:  (1) is acting within the scope of his or her license; (2) is not a resident of your household or that of the Annuitant; and (3) is not related to you or the Annuitant by blood or marriage. See page 23.

Rate Threshold:  The minimum declared Cap Rate or Participation Rate, as applicable, you set for an Index Segment that must be met in order for Premium or Accumulation Value to be allocated to the Index Segment on the Segment Start Date. See page 31.

Right to Examine Period:  The period of time during which you have the right to return the Contract for any reason, or no reason at all, and receive the payment as described in the Right to Examine and Return The Contract provision appearing on the first page of the Contract. See page 21.

Segment End Date:  The date on which the Segment Term ends. Segment End Dates are the 25th day of the month for the applicable Segment Term.

Segment Participation Requirements:  The requirements that must be met before Premium or Accumulation Value may be allocated to an Index Segment. See page 31.

VASC                                                                   7

Segment Start Date:  The date on which the Segment Term begins. Segments Start Dates are the 25th day of the month for the applicable Segment Term.

Segment Term:  The period beginning on the Segment Start Date and ending on the Segment End Date. See page 29. The available Segment Terms are shown on the second page of this prospectus.

Subaccount(s):  Division(s) of Variable Annuity Account B that are investment options under the Contract. Each Subaccount invests in a corresponding underlying Fund. See page 9.

Surrender:  A transaction in which the entire Cash Surrender Value is taken from the Contract. See page 41.

Surrender Charge:  A charge applied to certain Withdrawals and to a Surrender that will reduce the Accumulation Value and the amount paid to you. See page 22.

Systematic Withdrawal:  A transaction in which a portion of the Cash Surrender Value is automatically withdrawn according to a regular schedule (i.e., monthly). See page 43.

Tax Code:  The Internal Revenue Code of 1986, as amended.

Terminal Condition:  An illness or injury that results in a life expectancy of twelve months or less, as measured from the date of diagnosis by a Qualifying Medical Professional.

Valuation Period:  The time from the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Standard Time) on one Business Day to the close of regular trading on the next succeeding Business Day.

Variable Annuity Account B:  Voya Retirement Insurance and Annuity Company Variable Annuity Account B, a segregated asset separate account that supports variable annuity contracts of the Company. The Variable Annuity Account B is registered as a unit investment trust under the Investment Company Act of 1940, as amended and it also meets the definition of “separate account” under the federal securities laws. See page 34.

“We”, “our” or “us”:  When used in the Contract and this prospectus, means Voya Retirement Insurance and Annuity Company, a stock company domiciled in Connecticut.

Withdrawal:  A transaction in which only a portion of the Cash Surrender Value is taken from the Contract.

Withdrawal Adjustment:  The cumulative percentage reduction applied to the value of an Index Segment as a result of all Withdrawals from the Index Segment during the Segment Term. The percentage reduction for each Withdrawal is equal to 1 minus the percentage of Index Segment value withdrawn, where the percentage of Index Segment value withdrawn is equal to the amount of the Withdrawal divided by the Index Segment value immediately before the Withdrawal. The percentage reduction for each Withdrawal during the Segment Term is then multiplied together to determine the overall Withdrawal Adjustment. See page 39.

VASC                                                                   8

Synopsis – The Contract

This Synopsis provides a brief overview of the more significant aspects of the Contract. Further detail is provided in this prospectus and the Contract. We urge you to read the entire prospectus as it describes all material features and benefits of the Contract and your rights and limitations thereunder. It also sets forth information you should know before making the decision to purchase the Contract. Certain features and benefits may vary depending on the state in which your Contract is issued. An applicant may review a copy of the Contract and any Endorsement or rider to it upon request.

The Annuity Contract

You can use the Contract to save money for retirement and to receive retirement income for life. It is not meant to be used to meet short-term financial goals. The Contract described in this prospectus is a flexible premium deferred combination variable and fixed annuity contract.

How does the Contract work?

We will issue the Contract if the Annuitant and the Owner (if an individual) are age 80 or younger at the time of application. An Insurable Interest between the Owner and the Annuitant must exist at the time we issue the Contract.

The minimum initial payment, known as the Initial Premium, for the Contracts is $25,000. Additional payments, known as Additional Premium, must be at least $1,000. We may limit Additional Premium in our sole discretion.

Premiums cannot total more than $1,500,000 unless you receive approval from us.

The Contract is between you and us. You pay Premium into your Contract, and we agree to make payments to you starting when you elect to begin receiving Annuity Payments.

Before the Annuity Commencement Date you can allocate Premium or Accumulation Value among the various available investment options:

•     Index Segments. These investment options permit you to receive a rate of return (“Index Credit Rate”) based on the Index Change in an applicable Index over the Segment Term. The Index Change may be positive or negative. If positive, the Index Change is subject to either a Cap Rate or a Participation Rate. A Cap Rate limits the maximum percentage of the Index Change you will realize (e.g., a 6% Cap Rate will limit the Index Credit Rate to 6%, even if the Index Change is greater than 6%). A Participation Rate sets the percentage of Index Change you will realize (e.g., a 50% Participation Rate means you will receive 50% of any positive Index Change). If the Index Change is negative, you could lose money on your investment. Negative Index Credit Rates will be absorbed by the Company to the extent of any Buffer (e.g., a 10% Buffer will reduce a -15% Index Credit Rate to -5%). Amounts withdrawn before the end of a Segment Term will not get the full benefit of any positive Index Change up to the date of the Withdrawal. The currently available Index Segments are shown on the second page of this prospectus. See the Index Segments section on page 25 for more information about these investment options.

•     The Fixed Rate Strategy. This investment option credits a declared Fixed Interest Rate to amounts allocated to this strategy. See the Fixed Rate Strategy section on page 33 for more information about this investment option.

•     Subaccounts. These investment options are Subaccounts of Variable Annuity Account B, and each invests in a corresponding underlying Fund. The currently available Funds are shown on the first page of this prospectus. See the Subaccounts of Variable Annuity Account B ‒ Subaccounts section on page 34 for more information about these investment options.

Amounts allocated to an Index Segment will be allocated to the Interim Segment until the Segment Start Date, when the amount will be allocated to the Index Segment, provided all Segment Participation Requirements are met. Unlike investments in the Subaccounts, amounts allocated to the Index Segments and the Fixed Rate Strategy are obligations for the Company and subject to its claims paying ability.

VASC                                                                   9

In relation to amounts allocated to the Index Segments, be aware that Withdrawals taken before the end of a Segment Term will not get the full benefit of any positive Index Change up to the date of the Withdrawal because;

•     The Cap Rate that may be applied to an Index Segment using Point to Point Cap with Buffer Index Strategy is pro-rated to take into account the time remaining in the Segment Term, and therefore will be lower than the stated Cap Rate; and

•     The Participation Rate that may be applied to an Index Segment using Point to Point Participation with Buffer Index Strategy is pro-rated to take into account the time remaining in the Segment Term, and therefore will be lower than the stated Participation Rate.

The Company reserves the right to offer other Index Segments with different Indexes and different Segment Terms. Additionally, we reserve the right to cease to offer a specific Index Segment or Index or to cease accepting Additional Premium or allocation of Accumulation Value to any Index Segment or to the Contract, at any time. Additionally, we reserve the right to stop accepting allocations to the Fixed Rate Strategy or the Subaccounts and to offer additional Subaccounts in the future. We will provide advance Notice to You of any such change.

After the Annuity Commencement Date, we begin to pay money to you according to the Annuity Plan elected by you. We use the Accumulation Value of your Contract to determine the amount of Annuity Payments you will receive. Depending on the Annuity Plan you choose, you can receive payments for life or for a specific period of time. You select how often you receive the Annuity Payments and the date the payments start, which we refer to as the Annuity Commencement Date and which cannot be later than the Contract Anniversary following the Annuitant’s 95th birthday. See the ANNUITY PAYMENTS AND ANNUITY PLANS section on page 47.

What happens if I die?

The Contract has a Death Benefit that pays money to your Beneficiary if the Owner (or the Annuitant if the Owner is not a natural person) dies before the Annuity Commencement Date. The Death Benefit is equal to the Accumulation Value. There is no Death Benefit once you begin to receive Annuity Payments under an Annuity Plan. An Owner’s surviving spouse who is sole primary Beneficiary (or surviving Joint Owner) may choose to continue the Contract under the same terms in place prior to an Owner’s death. See the DEATH BENEFIT section on page 45.

Fees and Charges

What fees and/or charges do you deduct from my Contract?

You may pay certain fees and charges while you own the Contract, and these fees and charges will be deducted from your Accumulation Value. The amount of the fees and charges depend on how your Accumulation Value is allocated. See the FEES AND CHARGES section on page 22.

Taxes

How will payouts and Withdrawals from my Contract be taxed?

The Contract is tax-deferred, which means you do not pay taxes on the Contract’s earnings until the money is paid to you. When you take a Withdrawal, you pay ordinary income tax on the accumulated earnings. Annuity Plan payments are taxed as Annuity Payments, which generally means that only a portion of each payment is taxed as ordinary income. You may pay a federal income tax penalty on earnings you withdraw before age 59½. See FEDERAL TAX CONSIDERATIONS on page 49. Your Contract may also be subject to a premium tax, which depends on your state of residence. See FEES AND CHARGES – Premium and Other Taxes on page 25.

Does buying an annuity contract in a retirement plan provide extra tax benefits?

No. Buying an annuity contract within an IRA or other tax-deferred retirement plan doesn’t give you any extra tax benefits, because amounts contributed to such plans are already tax-deferred. Choose to purchase the Contract based on its other features and benefits as well as its risks and costs, not its tax benefits.

VASC                                                                   10

Other Information

What else do I need to know?

We may change your Contract from time to time, including as necessary to follow federal or state laws and regulations. If we do, we will provide Notice to You of such changes in writing.

Compensation

We may pay the broker/dealer for selling the Contract to you. Your broker-dealer also may have certain revenue sharing arrangements or pay its personnel more for selling the Contract than for selling other annuity contracts. See the SELLING THE CONTRACT ‒ Compensation Agreements section on page 58.

Your Right to Examine and Return the Contract

You have the right to examine your Contract and return it to us within 15 days of its receipt (or longer as state law may allow or if issued as a replacement Contract. If so returned, unless otherwise noted herein, we will promptly pay you the Accumulation Value as of the date the returned Contract is received by us, plus any fees and charges we may have deducted. See the Free Look/Right to Cancel section on page 21.

State Variations

Due to state law variations, the options and benefits described in this prospectus may vary or may not be available depending on the state in which the Contract is issued. Possible state law variations include, but are not limited to, minimum Premium and issue age limitations, right to examine and return the Contract rights, Annuity Payment options, ownership and interests in the Contract and assignment privileges. This prospectus described all of the material features of the Contract. If you would like to review a copy of the Contract for your particular state, contact Customer Service or your local representative.

Synopsis – FEES and charges

The purpose of the following tables is to assist you in understanding the various fees and charges you may pay, directly or indirectly, when buying, owning and surrendering the Contract. See the FEES AND CHARGES section on page 22.

Maximum Transaction Fees and Charges

The following tables show the maximum transactional fees and charges you will pay if you take a Withdrawal from or Surrender the Contract or if you transfer amounts between Subaccounts.

Surrender Charge

A Surrender Charge will apply to certain Withdrawals and upon Surrender according to the schedule below. The rate of the Surrender Charge is a percentage of the Premium payment withdrawn or surrendered. A separate Surrender Charge schedule will apply to each Premium and will diminish each year. The Surrender Charge is deducted from the Contract’s Accumulation Value.

Completed Years Since Premium Date	0	1	2	3	4	5	6+
Surrender Charge (as a percentage of Premium withdrawn)	8%	8%	7%	6%	5%	4%	0

Excess Transfer Fee1

$50

VASC                                                                   11

1 This fee is assessed on each transfer between Subaccounts after 12 during a Contract Year (which we refer to as an Excess Transfer). We currently do not impose this fee, but reserve the right to do so in the future. See FEES AND CHARGES – Transaction Fees and Charges ‒ Excess Transfer Fee on page 23.

Premium Taxes

A charge for premium taxes may also be deducted. Currently, the premium tax ranges from zero to 3.5%, depending on your state of residence. See the FEES AND CHARGES – Premium and Other Taxes section on page 25.

Maximum Periodic Fees and Charges

The following table describes the current and maximum recurring fees and charges that you will pay periodically during the time that you own the Contract, not including underlying Fund fees and expenses.

Variable Annuity Account B Annual Charges

	Current Amount	Maximum Amount
Separate Account Fee[2]: (as a percentage of Accumulation Value allocated to Variable Annuity Account B)	1.25%	1.75%

Total Variable Annuity Account B Annual Charges: (as a percentage of Accumulation Value allocated to Variable Annuity Account B)	1.25%	1.75%

Fund Fees and Expenses

This table shows the minimum and maximum total annual Fund operating expenses that you may pay periodically during the time you own the Contract. The minimum and maximum expenses listed below are based on expenses for the Funds’ most recent fiscal year ends without taking into account any fee waiver or expense reimbursement arrangements that may apply. The total annual operating expenses may be higher or lower in the future. More detail concerning each Fund’s fees and expenses is contained in the prospectus for the Fund.

Total Annual Fund Operating Expenses (expenses that are deducted from Fund assets, including management fees, distribution (12b-1) and/or service fees and other expenses)	Minimum 1.14%	Maximum 1.16%

Total annual Fund operating expenses are deducted from amounts that are allocated to the Fund. They include management fees and other expenses and include distribution (12b-1) fees. Other expenses may include service fees that may be used to compensate service providers, including the Company and its affiliates, for administrative and Contract Owner services provided on behalf of the Fund. Distribution (12b-1) fees are used to finance any activity that is primarily intended to result in the sale of Fund shares.

See FEES AND CHARGES – Underlying Fund Expenses on page 24 for additional information about the fees and expenses of the Fund, including information about the revenue we may receive from the Fund or the Fund’s affiliates.

VASC                                                                   12

2 This fee is accrued and deducted on each Business Day as a percentage of and from the value in each Subaccount. The equivalent daily rate, including in a leap year, for the current amount of the fee is 0.003446% and for the maximum amount for this fee the equivalent daily rate, including in a leap year, is 0.004837%. The charge is not applicable to values allocated to Indexed Segments or the Fixed Rate Strategy. The Company will not assess the Separate Account Fee after the Annuity Commencement Date. A Contract Owner’s maximum Separate Account Fee will not change once their Contract is issued.

Examples

The following examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction charges, periodic fees and charges and Fund fees and expenses.

The examples assume that you invest $10,000 in the Subaccounts of the Contract for the time periods indicated. The examples also assume that your investment has a 5% return each year and assume the maximum Contract fees and charges and the maximum Fund fees and expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you Surrender or annuitize your Contract at the end of the applicable time period:				If you do not Surrender your Contract:
1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
$1,091	$1,591	$2,017	$3,200	$291	$891	$1,517	$3,200

Condensed Financial Information

In the first amendment to this prospectus after we begin offering the Contract, we will provide condensed financial information about the Subaccounts of Variable Annuity Account B available for investment. These tables will show the Accumulation Unit Values of the Subaccounts at the beginning of the period(s) shown, at the end of the period(s) shown and the number of accumulation units outstanding at the end of the period(s) shown.

Financial Statements

The statements of assets and liabilities, the statements of operations, the statements of changes in net assets and the related notes to financial statements for Variable Annuity Account B and the consolidated financial statements and the related notes to financial statements for Voya Retirement Insurance and Annuity Company are located in the Statement of Additional Information.

Risk Factors

Purchasing the Contract involves certain risks. See the Surrender Charge section on page 22 and the SURRENDERS AND WITHDRAWALS section on page 41 for additional information about these risks. Also, repayment of amounts invested in the Fixed Rate Strategy and the Index Segments and any return on those investments are general claims against the Company and subject to the Company’s financial strength and claims-paying ability, with the same standing as other general claims against the Company. You should also consult a tax and/or legal adviser for advice about federal income tax laws, state laws or any other tax laws before you purchase the Contract. See the FEDERAL TAX CONSIDERATIONS section on page 49 for a discussion of some general tax considerations.

Liquidity Risk – The Contract is designed for long-term investment and Premiums should be invested for at least the length of the Surrender Charge period. The Free Amount Percentage provides some liquidity. However, if you withdraw more than the Free Amount Percentage or Surrender the Contract, a Surrender Charge may apply, which could result in loss of principal and earnings. Because the Contract provides only limited liquidity during the Surrender Charge period, it is not suitable for short-term investment.

VASC                                                                   13

Investment Risk for Index Segments – The investment risk and return characteristics for Index Segments are expected to fall in between those typical of fixed index annuities and those typical of equity mutual funds or variable annuities. A fixed index annuity typically guarantees principal, and provide returns based in part on the performance of an Index. A variable annuity does not guarantee principal, and may provide for up to 100% participation in equity or other markets. Index Segments may offer greater upside potential than fixed index annuities, however they will also offer less downside protection and do not provide a guaranteed minimum return (unlike most fixed or fixed index annuities) or guarantee principal. Long-term returns under the Index Segments may be higher than those offered by a typical fixed index annuity, but may be more volatile than under a typical fixed index annuity. The protection provided by a Buffer may make the Index Segments more suitable than direct equity investment or a variable annuity for risk-averse Owners but provides more risk than an index annuity that guarantees principal. However, expected long-term returns of the Index Segments will be lower than those for equity mutual funds or variable annuities. Past performance of an Index is not an indication of future performance. Withdrawals from an Index Segment or a Surrender of the Contract before the end of a Segment Term are subject to a Withdrawal Adjustment and an Interim Value adjustment, which could cause you to lose money on your investment. Withdrawals from an Index Segment or a Surrender of the Contract will be subject to any applicable Surrender Charges.

Loss of Principal in the Index Segments – The Index Credit Rate provided by an Index Segment could be negative ‒ unlike fixed indexed annuities, which generally provide a guaranteed minimum return. There is a substantial risk of loss of principal in an Index Segment, the return will be negative to the extent the Index’s negative performance during the Segment Term exceeds the Buffer. For example, if you select a 10% Buffer for an Index Segment that has an Index Credit Rate of -40%, you will lose 30% of the value allocated to that Index Segment. This means that you could lose up to 80% of the amount invested in an Index Segment with a 20% Buffer and 90% of the amount invested in an Index Segment with a 10% Buffer. Each amount allocated to an Index Segment is subject to this loss during each Index Segment Term. See the Buffer section on page 30. To understand how a Buffer is calculated, see the Index Segment’s Value on a Segment End Date Illustrative Examples in the APPENDIX beginning on page 66. You are assuming the risk that an investment in an Index Segment could have a negative return.

Loss of Principal in the Index Segments due to Interim Value Adjustments – Depending on the various factors that go into valuing Index Segment investments, a Withdrawal before the end of a Segment Term may result in an Interim Value adjustment that results in receiving less than your investment on the Segment Start Date even if the change in the referenced Index is positive up to the date of the Withdrawal. See Index Segment Value During the Segment Term on page 37, Withdrawal Adjustments on page 39 and APPENDIX – ILLUSTRATIVE EXAMPLES for more information about Interim Value adjustments for early Withdrawals from the Index Segments.

Loss of Principal Due to Surrender Charge – A Surrender Charge may apply to certain Withdrawals or a Surrender. A separate Surrender Charge Schedule will apply to each Premium we receive. The Surrender Charge is designed to recover the costs we incur in selling the Contract if you request a Surrender or Withdrawal during the first six years following receipt of each Premium. Any Surrender Charge could result in the loss of principal and earnings. You bear the risk of loss that you may receive less than your Premium. See the Surrender Charge section on page 22.

We may add an Index, add an Index Segment or cease to accept Additional Premium or allocations of Accumulation Value to an Index Segment – We may add Index Segments utilizing new Indexes as we deem appropriate, subject to any required approval by the insurance supervisory official in the jurisdiction in which the Contract is issued. Additionally, we may cease to accept Additional Premium to an Index Segment utilizing a particular Index at any time in our sole discretion. We may also cease to accept allocations of or Accumulation Value to an Index Segment (when you allocate from one Index Segment to another) or cease to permit the Index Segment’s value from continuing to be applied to an Index Segment at the end of a Segment Term. We also reserve the right to stop accepting Additional Premium into all Index Segments and, subject to state law, to stop accepting  Additional Premium altogether. The Contract will have at least one Index Segment available at all times, although you may not invest in an Index Segment with a Segment End date later than the Annuitant’s Maturity Age. You bear the risk that we may not add new Index Segments using new Indexes or that Index Segments utilizing fewer Indexes will be available than when you bought the Contract.

VASC                                                                   14

We may decide to Eliminate an Index – We may eliminate an Index from use in the Index Segments under the following conditions:  the Index is discontinued by its provider; its composition is substantially changed; our agreement with the Index provider is terminated; or we determine that conditions in the capital markets do not permit us to effectively establish reasonable Cap Rates or Participation Rates (see the Cap Rate and Participation Rate sections on page 30) because of extraordinary market volatility or lack of a reasonable number of counterparties with which to hedge our Index Credit Rate payment obligations. With respect to a particular Index Segment, we will not eliminate an Index before the end of the Segment Term utilizing the Index (although we may Substitute it, as discussed below). In other words, we will not eliminate an Index for an Index Segment to which you have made an allocation until the end of the Segment Term. Rather, in determining to eliminate an Index, we will cease accepting allocation of Additional Premium or Accumulation Value to Index Segments utilizing the eliminated Index or cease to permit the Index Segment’s value from continuing to be applied to such Index Segment at the end of the Segment Term, until you no longer have any allocations to Index Segments utilizing the Index, at which time the Index will be eliminated. See the Availability of Indexes section on page 28. The Contract will have at least one Index Segment available at all times. You bear the risk that fewer Indexes will be available than when you bought the Contract.

We may need to Substitute an Index – We will substitute an Index only in the event that the Index is discontinued by its provider, or the circumstances under which our agreement with the Index provider is terminated do not allow sufficient time for us to eliminate the Index. If we need to substitute an Index before the end of a Segment Term utilizing the Index, we will designate a substitute Index that is comparable, which means the designated substitute Index has a similar composition of underlying securities, is sufficiently liquid for hedging purposes, is recognized in the marketplace and has similar performance. We will calculate the Index Credit Rate using the performance of the designated substitute Index. The Index Credit Rate will reflect the Index Change of the designated substitute Index over the Segment Term, but will still be subject to the same Cap Rate or Participation Rate, as applicable, that we declared at the beginning of the Segment Term. The designated substitute Index may perform differently than the discontinued Index. See the Availability of Indexes section on page 28. You bear the risk that the Index Credit Rate attributable to the designated substitute Index may not be as great as the Index Credit Rate you might have been anticipating based on the discontinued Index.

The Interim Segment is the Default when an Index Segment is Eliminated – We will notify you in writing at least 30 days prior to the end of a Segment Term if an Index Segment in which you are invested will not be available for renewal. If we do not receive direction from you regarding that Index Segment, at the end of the Segment Term we will allocate the Accumulation Value from that Index Segment to the Interim Segment.

The Cap Rate for Index Segments is determined on the Segment Start Date – You will not know the Cap Rate for the Index Segments you have allocated Premium or Accumulation Value to in advance of the Segment Start Date. Prior to the Segment Start Date, you may elect a Rate Threshold representing the minimum Cap Rate you are willing to accept. Premium will remain in the Interim Segment earning a guaranteed fixed rate of interest until a Rate Threshold you set is met or until you provide alternate instructions. For more information about Rate Thresholds, see the Rate Threshold for Index Segments section on page 31. For more information about Cap Rates, see the Cap Rate section on page 30.

The Participation Rate for Index Segments is determined on the Segment Start Date – You will not know the Participation Rate for the Index Segments you have allocated Premium or Accumulation Value to in advance of the Segment Start Date. Prior to the Segment Start Date, you may elect a Rate Threshold representing the minimum percentage of gain you are willing to accept. Premium will remain in the Interim Segment earning a guaranteed fixed rate of interest until a Rate Threshold you set is met or until you provide alternate instructions. For more information about Rate Thresholds, see the Rate Threshold for Index Segments section on page 31. For more information about Participation Rates, see the Participation Rate section on page 30.

VASC                                                                   15

No Ownership of the Underlying Securities in the Index Segments – When you purchase the Contract and allocate Premium or Accumulation Value to an Index Segment you are not investing in the Index or in a mutual fund or exchange-traded fund that tracks the Index for the Index Segment you select. Your Index Credit Rate is limited by the Cap Rate or the Participation Rate, as applicable, which means that your Index Credit Rate will be lower than if you had invested in a mutual fund or exchange-traded fund designed to track the performance of the applicable Index and the performance is greater than the Cap Rate we declare or the Participation Rate we declare is less than 100%. In addition, you will not have voting rights or rights to receive cash dividends or other distributions or other rights that holders of the shares of the Funds or holders of securities comprising the Indexes would have.

Limitations on Transfers from Index Segments – You may make allocations from one Index Segment to another Index Segment only at the end of a Segment Term. You can make Withdrawals from the Contract out of an Index Segment or Surrender your Contract during the Segment Term, however such Withdrawals or Surrender may be subject to a Surrender Charge and/or a positive or negative Interim Value adjustment. This may limit your ability to react to market conditions.

Funds with Managed Volatility Strategies ‒ As described in more detail in the Fund prospectuses, each of the Funds in which the Subaccounts of Variable Annuity Account B invest employ managed volatility strategies that are intended to reduce the Fund’s overall volatility and downside risk, and to help us manage the risks associated with providing the guarantees under the Contract. During rising markets, the hedging strategies employed to manage volatility could result in your Accumulation Value rising less than would have been the case if you had been invested in a Fund with substantially similar investment objectives, policies and strategies that does not utilize a managed volatility strategy. In addition, the cost of these hedging strategies may have a negative impact on investment performance. On the other hand, investing in Funds with a managed volatility strategy may be helpful in a declining market with higher market volatility because the hedging strategy will reduce your equity exposure in such circumstances. In such cases, your Accumulation Value may decline less than would have been the case if you had not invested in Funds with a managed volatility strategy. There is no guarantee that a managed volatility strategy can achieve or maintain the Fund’s optimal risk targets, and the Fund may not perform as expected. The Funds in which the Subaccounts invest all employ managed volatility strategies.

Long-Term Investment – The Contract is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes. The tax-deferred feature is more attractive to people in high federal and state tax brackets. You should not buy the Contract if:

•     You are looking for a short-term investment;

•     You cannot risk getting back an amount less than your initial investment; or

•     Your assets are in a plan that already provides for tax-deferral and you can identify no other benefits in purchasing the Contract.

Taxation – When considering an investment in the Contract, you should consult a qualified investment professional about your financial goals, investment time horizon and risk tolerance. IRAs and other qualified retirement arrangements already have the tax-deferral feature found in the Contract. For an additional cost, the Contract provides other features and benefits, which other retirement arrangements may not provide. You should not purchase a Contract unless you want these other features and benefits, taking into account their cost.

Replacements – Replacing an existing insurance contract with the Contract may not be beneficial to you. Before purchasing the Contract, you should determine whether your existing contract will be subject to any fees or penalties upon termination of such contract. You should also compare the fees and charges, coverage provisions and limitations, if any, of your existing contract to the Contract.

VASC                                                                   16

VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY

Voya Retirement Insurance and Annuity Company (the “Company,” we,” “us,” or “our”) issues the Contract described in this prospectus and is responsible for providing the Contract’s insurance and annuity benefits. All guarantees and benefits provided under the Contract that are not related to the Variable Annuity Account B are subject to the claims paying ability of the Company. We are a stock life insurance company organized under the insurance laws of the State of Connecticut in 1976. Prior to January 1, 2002, the Company was known as Aetna Life Insurance and Annuity Company. From January 1, 2002, until August 31, 2014, the Company was known as ING Life Insurance and Annuity Company.

We are an indirect, wholly owned subsidiary of Voya Financial, Inc. (“Voya®”), which until April 7, 2014, was known as ING U.S., Inc. In May, 2013, the common stock of Voya began trading on the New York Stock Exchange under the symbol “VOYA” and Voya completed its initial public offering of common stock.

We are engaged in the business of issuing insurance and annuities and providing financial services in the United States. We are authorized to conduct business in all states, the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Our principal executive offices are located at:

One Orange Way

Windsor, Connecticut 06095-4774

Product Regulation

Our annuity, retirement and investment products are subject to a complex and extensive array of state and federal tax, securities, insurance and employee benefit plan laws and regulations, which are administered and enforced by a number of different governmental and self-regulatory authorities, including state insurance regulators, state securities administrators, state banking authorities, the SEC, FINRA, the Department of Labor (“DOL”), the Internal Revenue Service (“IRS”) and the Office of the Comptroller of the Currency (“OCC”). For example, federal income tax law imposes requirements relating to insurance and annuity product design, administration and investments that are conditions for beneficial tax treatment of such products under the Tax Code. See the FEDERAL TAX CONSIDERATIONS section on page 49 for a further discussion of some of these requirements. Additionally, state and federal securities and insurance laws impose requirements relating to insurance and annuity product design, offering and distribution and administration. Failure to administer product features in accordance with Contract provisions or applicable law, or to meet any of these complex tax, securities or insurance requirements could subject us to administrative penalties imposed by a particular governmental or self-regulatory authority, unanticipated costs associated with remedying such failure or other claims, harm to our reputation interruption of our operations or adversely impact profitability.

DETAILED INFORMATION ABOUT THE Contract

The Annuity Contract

This prospectus describes the Voya Ascend Annuity offered by Voya Retirement Insurance and Annuity Company. The description of the Contract in this prospectus is subject to the terms of the Contract purchased by an Owner and any Endorsement or rider to it. An applicant may review a copy of the Contract and any Endorsement or rider to it upon request.

VASC                                                                   17

The Contract described in this prospectus is a flexible premium deferred combination variable and fixed annuity contract. The Contract is non-participating, which means that it will not pay dividends resulting from any of the surplus or earnings of the Company. We urge you to read the Contract because it defines your rights as an investor. The Contract consists of any attached application, amendment or Endorsements and/or riders that are issued in consideration of the Premium paid. The Contract provides a means for you to allocate Premium or Accumulation Value to one or more Index Segments, a Fixed Rate Strategy and various Subaccounts. Amounts to be allocated to the Index Segments are invested in the Interim Segment, which is currently the Fixed Rate Strategy and earns a guaranteed fixed rate of interest, until the Segment Start Date when all Segment Participation Requirements are met.

Contract Ownership and Rights

Owner. The Owner is the individual (or entity) entitled to exercise the rights incident to ownership. The Owner may be an individual or a non-natural person (e.g., a corporation or trust). We require the Owner to have an Insurable Interest in the Annuitant. Two individuals may own the Contract, which we refer to as Joint Owners. Joint Owners must agree to any changes or exercise of the rights under the Contract. The Death Benefit becomes payable if any Owner dies prior to the Annuity Commencement Date. If the Owner is a non-natural person, the Death Benefit becomes payable if any Annuitant dies prior to the Annuity Commencement Date. We will pay the Death Benefit to the Beneficiary (see below). See the OTHER IMPORTANT INFORMATION ‒ General Provisions ‒ Insurable Interest section on page 61 and the DEATH BENEFIT ‒ Death Benefit Prior to the Annuity Commencement Date section on page 45.

All rights of ownership are limited to the rights of any person who has been assigned rights under the Contract and any Irrevocable Beneficiaries.

You may change ownership of a Contract at any time prior to the Annuity Commencement Date, provided the new Owner’s age is not greater than the older of age 80 or the age of the current Owner at the time of the change. We require any new Owner to have an Insurable Interest in the Annuitant. See OTHER IMPORTANT INFORMATION ‒ General Provisions ‒ Insurable Interest on page 61. Notice to Us is required for any ownership changes of the Contract. The effective date of the change to the new Owner is the date the prior Owner signs the Notice to Us. We will not be liable for any action we take before a change is recorded by Customer Service. A change in ownership may cause the prior Owner to recognize taxable income on gain under the Contract. See the FEDERAL TAX CONSIDERATIONS section on page 49.

Joint Owner. For nonqualified Contracts only, Joint Owners may be named in a written request to us at any time before the Contract is in effect. A Joint Owner may not be an entity, however, and may not be named if the Owner is an entity. In the case of Joint Owners, all Owners must agree to any change or exercise of the rights under the Contract. All other rights of ownership must be exercised jointly by both Owners. Joint Owners own equal shares of any benefits accruing or payments made to them. In the case of Joint Owners, upon the death of a Joint Owner, we will designate the surviving Joint Owner as the Beneficiary, and the Death Benefit is payable. See the DEATH BENEFIT section on page 45. This Beneficiary change will override any previous Beneficiary designation. All rights of a Joint Owner terminate upon the death of that Owner, so long as the other Joint Owner survives, and the deceased Joint Owner’s entire interest in the Contract will pass to the surviving Joint Owner. Upon the death of any Owner, the Death Benefit is payable to the surviving Joint Owner, except in the case of a surviving Joint Owner who is the spouse of the deceased Joint Owner, the Contract may be continued and the Death Benefit will be payable if the surviving Joint Owner dies prior to the Annuity Commencement Date. See DEATH BENEFIT ‒ Payment of the Death Benefit to a Spousal or Non-Spousal Beneficiary on page 46 for more information about the rights of a surviving Joint Owner.

Unless otherwise specified, the term “age” when used for Joint Owners shall mean the age of the oldest Owner.

Annuitant and Contingent Annuitant. The Annuitant is the individual upon whose life the Annuity Payments are based. The Annuitant must be a natural person, who is designated by you at the time the Contract is issued. There may be two Annuitants after the Annuity Commencement Date. If you do not designate the Annuitant, the Owner will be the Annuitant. If the Owner is a non-natural person, an Annuitant must be named. In the case of Joint Owners, we will not issue a Contract if you have not designated the Annuitant. We require the Owner to have an Insurable Interest in the Annuitant. See OTHER IMPORTANT INFORMATION ‒ General Provisions ‒ Insurable Interest on page 61.

VASC                                                                   18

You may name a Contingent Annuitant. A Contingent Annuitant is the individual who will become the Annuitant if all named Annuitants die prior to the Annuity Commencement Date and the Death Benefit is not otherwise payable.

Neither the Annuitant, a second Annuitant nor the Contingent Annuitant can be changed while he or she is still living. Permitted changes to the Annuitant:

•     If the Owner is an individual and a Joint Owner has not been designated and the Annuitant dies before the Annuity Commencement Date, the Contingent Annuitant, if any, will become the Annuitant;

•     If the Owner is an individual, if a Joint Owner has not been designated and if there is no named Contingent Annuitant and the Annuitant dies before the Annuity Commencement Date, the Owner may designate a new Annuitant. If the Owner does not designate a new Annuitant, the Owner will become the Annuitant;

•     If a Joint Owner has been designated and the Annuitant dies before the Annuity Commencement Date, the youngest Joint Owner will become the Annuitant; and

•     The Owner, or Joint Owners, must name an individual as the Annuitant if the Owner is age 85 or older as of the date of the Annuitant’s death. We require the Owner to have an Insurable Interest in the Annuitant. See OTHER IMPORTANT INFORMATION ‒ General Provisions ‒ Insurable Interest on page 61.

If the Owner is a non-natural person, and any Annuitant dies before the Annuity Commencement Date, we will pay the Death Benefit to the designated Beneficiary. There are different distribution requirements under the Code for paying the Death Benefit on a Contract that is owned by a non-natural person. You should consult with a tax/legal adviser for more information if the Owner is a non-natural person.

Beneficiary. The Beneficiary is the individual or entity designated by you to receive the Death Benefit. The Beneficiary may become the successor Owner if the Owner, who is a spouse, as defined under federal law, dies before the Annuity Commencement Date. The Owner may designate a Contingent Beneficiary, who will become the Beneficiary if all primary Beneficiaries die before any Owner (or any Annuitant if the Owner is a non-natural person). The Owner may designate one or more primary Beneficiaries and Contingent Beneficiaries. The Owner may also designate any Beneficiary to be an Irrevocable Beneficiary. An Irrevocable Beneficiary is a Beneficiary whose rights and interest under the Contract cannot be changed without the consent of such Irrevocable Beneficiary.

Payment of the Death Benefit to the Beneficiary:

•     We pay the Death Benefit to the primary Beneficiary (unless there are Joint Owners, in which case the Death Benefit is paid to the surviving Owner(s)).

•     If all primary Beneficiaries die before any Annuitant or any Owner, as applicable, we pay the Death Benefit to any Contingent Beneficiary.

•     If there is a sole natural Owner and no surviving Beneficiary (or no Beneficiary is designated), we pay the Death Benefit to the Owner’s estate.

•     If the Owner is a non-natural person and all Beneficiaries die before the Annuitant (or no Beneficiary is designated), the Owner will be deemed to be the primary Beneficiary.

•     In the case of more than one Beneficiary, we will assume any Death Benefit is to be paid in equal shares to all surviving Beneficiaries in the same class (primary or contingent), unless you provide Notice to Us directing otherwise.

We will deem a Beneficiary to have predeceased the Owner if:

•     The Beneficiary died at the same time as the Owner;

•     The Beneficiary died within 24 hours after the Owner’s death; or

•     There is insufficient evidence to determine that the Beneficiary and Owner died other than at the same time.

You have the right to change the Beneficiary unless you have designated such person as an Irrevocable Beneficiary at any time prior to the Annuity Commencement Date. Notice to Us is required for any changes pursuant to the Contract. Any such change will take effect as of the date Notice to Us is received and not affect any payment made or action taken by us before recording the change.

The Beneficiary may decide how to receive the Death Benefit, subject to the distribution requirements under Section 72(s) of the Tax Code. You may restrict a Beneficiary’s right to elect an Annuity Plan or receive the Death Benefit in a single lump-sum payment.

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CONTRACT PURCHASE

To purchase the Contract you must submit an application and deliver it, along with your Initial Premium, to us. We must accept or reject your application within two Business Days of receipt. If the application is incomplete, we may hold any forms and accompanying Premium payment(s) for five Business Days.

We will issue a Contract if the Annuitant and the Owner (if a natural person) are age 80 or younger at the time of application. In purchasing the Contract, you will represent and acknowledge that the Owner has an Insurable Interest in the Annuitant, and we require the agent/registered representative to confirm on the application that the Owner has an Insurable Interest in the Annuitant. See OTHER IMPORTANT INFORMATION ‒ General Provisions ‒ Insurable Interest on page 61.

The minimum Initial Premium must be at least $25,000. We currently accept as the Initial Premium payments from multiple sources involving transfers and exchanges identified on the application and received no more than 45 days after our receipt of the application.

We accept Additional Premium, subject to our right in the Contract to limit or refuse to accept Additional Premium in our sole discretion. Each Additional Premium must be at least $1,000. Under certain circumstances, we may waive the minimum payment requirement for Premiums. We will not accept Additional Premium if the Annuitant or the Owner (if a natural person) are age 85 or older when the Additional Premium is received.

If your Premium payment was transmitted by wire order from your registered representative, we will follow one of the following two procedures after we receive and accept the wire order and investment instructions. Which procedure we follow depends on whether your state or registered representative requires a paper application to issue the Contract.

•     If a paper application is required, we will issue the Contract along with a Contract acknowledgement and delivery statement, but we reserve the right to void the Contract if we are not in receipt of a properly-completed application within five days of receiving the Initial Premium. We will refund the Accumulation Value plus any charges we deducted, and the Contract will be voided. We will return the Initial Premium if required; or

•     When a paper application is not required, we will issue the Contract along with a statement acknowledging delivery. We require you to execute and return such statement. Until you do, we will require a signature guarantee, or notarized signature, to process certain transactions.

Our prior approval is required if application of a Premium would cause the sum of all Premium received under this and all existing contracts you maintain with the Company or one of its affiliates to exceed $1,500,000.

Crediting of Premium Payments

We will process your Initial Premium within two Business Days of receipt and allocate it according to the instructions you specify, so long as the application and all information necessary for processing the Contract is complete. We will process Additional Premium payments within one Business Day if we receive all information necessary.

In the event that your application is incomplete for any reason, we are permitted to retain your Initial Premium for up to five Business Days while attempting to complete it. If the application cannot be completed during this time, we will inform you of the reasons for the delay. We will also return the Initial Premium promptly. Once you complete the application, we will process your Initial Premium within two Business Days and allocate it according to your instructions. On Additional Premium, we will ask about any missing information. Additional Premium will be allocated in the same proportion as the payment of Initial Premium, unless you specify otherwise.

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Free Look/Right to Cancel

You have the right to examine your Contract and return it to us for a refund.

When and How to Cancel. The period during which you have this right is shown in your Contract. The Right to Examine Period is generally 15 days from your receipt of the Contact (or 30 days if issued as a replacement contract). Certain states allow more than 15 days. We consider the Right to Examine Period to expire five days after we mail the Contract to you, plus the length of your Contract’s Right to Examine Period. You may return your Contract to Customer Service or to the agent/registered representative from whom you purchased it.

Refunds. We will issue you a refund within seven calendar days of our receipt of your Contract and written notice of cancellation. Unless your state requires otherwise, your refund will equal a return of your Contract’s Accumulation Value, plus any fees and charges that we deducted, as of the close of business on the day we receive your Contract and cancellation request. In other words, the amount refunded could be less than the amount paid. If your state requires, we will refund all Premium received.

We reserve the right to allocate Premium received prior to the expiration of the Right to Examine Period to the Interim Segment. If we do so, upon expiration of the Right to Examine Period, the value of the amount so allocated will be reallocated in accordance with your instructions. Review your Contract for the Right to Examine Period and the refund amount applicable to you.

Accumulation Value

We determine your Accumulation Value for your Contract on a daily basis beginning on the Contract Date. On the Contract Date, the Accumulation Value equals the Initial Premium paid less any premium tax, if applicable. At any time after the Contract Date, the Accumulation Value equals the sum of the value for each Index Segment, the sum of the value of the Fixed Rate Strategy and the value of each Subaccount of the Variable Annuity Account B. See the Index Segment Value on Segment Start Date and Segment End Date section on page 37, the Index Segment Value During the Segment Term section on page 37, The Fixed Rate Strategy Value section on page 40 and the Value of the Subaccounts of Variable Annuity Account B section on page 41 for an explanation of the methods used to determine the value for each of these available investment options.

Administrative Procedures

We may accept a request for Contract service in writing, by telephone or other approved electronic means, subject to our administrative procedures, which vary depending on the type of service requested and may include proper completion of certain forms, providing appropriate identifying information and/or other administrative requirements. Please be advised that the risk of a fraudulent transaction is increased with telephonic or electronic instructions (i.e., a facsimile Surrender request form), even if appropriate identifying information is provided.

Other Contracts

We and our affiliates offer various other products with different features and terms than the Contract described in this prospectus. These products have different benefits, fees and charges and may or may not better match your needs. You should be aware that there are other options available, and if you are interested in learning more about these other products, please contact your agent/registered representative.

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Fees and charges

We periodically deduct the following fees and charges from your Accumulation Value to compensate us for our costs, the services we provide and the risks we assume under the Contract. We incur costs for distributing and administering the Contract, including compensation and expenses paid in connection with sales of the Contract, for paying the benefits payable under the Contract and for bearing various risks associated with the Contract. Fees and expenses expressed as a percentage are rounded to the nearest hundredth of one percent. We expect to profit from the charges and may use such profits to finance its distribution. All current fees are determined and applied in a non-discriminatory manner.

The following repeats and adds to the information provided in the SYNOPSIS ‒ FEES AND CHARGES section on page 11. Please review both these sections for information on fees and charges.

Transaction Fees and Charges

Surrender Charge. A Surrender Charge may apply to a Withdrawal or Surrender in the following situations:

•     A Withdrawal during the First Contract Year;

•     A Withdrawal in excess of the Free Amount Percentage after the first Contract Anniversary and the while an applicable Surrender Charge Schedule is in effect; or

•     A Surrender while an applicable Surrender Charge schedule is in effect.

The Surrender Charge is designed to recover the costs we incur in selling the Contract if you request a Withdrawal or Surrender during the first six years following receipt of each Premium. Each Premium will be subject to its own Surrender Charge schedule, beginning on the date we apply the Premium to the Contract, which is known as the Premium Date. The Surrender Charge is a percentage of the Premium withdrawn or surrendered. The percentage imposed at the time of a Withdrawal or Surrender depends on the number of complete years that have elapsed since the Premium Date, and solely for purposes of calculating the Surrender Charges we consider Withdrawals to be taken from Premiums on a first in first out basis (“FIFO”). This means that the Initial Premium paid for the Contract will be considered to be withdrawn first and, depending on the amount withdrawn or surrendered, subsequent Premiums will be considered to be withdrawn in the order received from the oldest to the most recent. See the SURRENDERS AND WITHDRAWALS ‒ Withdrawals section on page 42 for more information regarding the actual order and sources from which Withdrawals will be taken. Surrender Charges will be assessed according to the following schedule.

Completed Years Since Premium Date	0	1	2	3	4	5	6+
Surrender Charge (as a percentage of Premium withdrawn)	8%	8%	7%	6%	5%	4%	0

No Surrender Charge applies to:

•     Withdrawal of the Free Amount Percentage made after the first Contract Anniversary, which is the maximum amount you may withdraw each Contract Year without incurring a Surrender Charge (i.e., 10% of the Contract’s Accumulation Value on the date of the first Withdrawal during the Contract Year);

•     The commencement of Annuity Payments; and

•     The portion of a Surrender or Withdrawal in excess of the Free Amount Percentage that is subject to the Required Minimum Distribution rules of the Tax Code.

The Free Amount Percentage is not available during the first Contract Year and is not applicable to Surrenders. If you Surrender the Contract after taking Withdrawals that were not subject to a Surrender Charge because of the Free Amount Percentage, we may recoup the Surrender Charges previously not collected for such Withdrawals.

Surrender Charge may also not apply to Withdrawal or Surrender for Extended Medical Care or a Terminal Condition. Extended Medical Care means confinement in a Hospital or Nursing Home prescribed by a Qualifying Medical Professional. Terminal Condition means an illness or injury that results in a life expectancy of 12 months or less, as measured from the date of diagnosis by a Qualifying Medical Professional.

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For purposes of this waiver:

•     A Hospital or Nursing Home is defined as a hospital or a skilled care or intermediate care nursing facility:

>   Operating as such according to applicable law; and

>   At which medical treatment is available on a daily basis.

A Hospital or Nursing Home does not include a rest home or other facility whose primary purpose is to provide accommodations, board or personal care services to individuals who do not need medical or nursing care.

•     A Qualifying Medical Professional is defined as a legally licensed practitioner of the healing arts who:

>   Is acting within the scope of his or her license;

>   Is not a resident of your household or that of the Annuitant; and

>   Is not related to you or the Annuitant by blood or marriage.

To qualify for a waiver as a result of Extended Medical Care:

•     You (or any Annuitant, if the Owner is a non-natural person) begin receiving Extended Medical Care on or after the first Contract Anniversary and receive such Extended Medical Care for at least 45 days during any continuous 60-day period; and

•     Your request for a Withdrawal or Surrender, together with satisfactory proof of such Extended Medical Care, must be provided by Notice to Us during the term of such Extended Medical Care or within 90 days after the last day that you received Extended Medical Care.

To qualify for a waiver as a result of a Terminal Condition:

•     You (or any Annuitant, if the Owner is a non-natural person) must first be diagnosed by a Qualifying Medical Professional as having a Terminal Condition on or after the first Contract Anniversary; and

•     Your request for a Withdrawal or Surrender, together with satisfactory proof of such Terminal Condition, must be provided by Notice to Us.

We require the proof of Extended Medical Care or a Terminal Condition to be in writing and, where applicable, attested to by a Qualifying Medical Professional. We reserve the right in the Contract to require a secondary medical opinion by a Qualifying Medical Professional of our choosing. We will pay for any such secondary medical opinion.

The waiver of Surrender Charges due to Extended Medical Care or a Terminal Condition may not be available in all states and may vary by state. Review your Contract for waivers that are available to you.

Excess Transfer Fee:  We currently do not deduct any charges for transfers between the Subaccounts of the Variable Annuity Account B. We reserve the right, however, to assess up to $50 for each transfer exceeding 12 during a Contract Year (which we refer to as an Excess Transfer). If such a charge is assessed, we would deduct the charge from the Subaccounts from which each such transfer is made in proportion to the amount being transferred. The charge will not apply to any transfers between the Subaccounts because of Fund mergers, substitution or closures, to any transfers between the Subaccounts due to the election of Dollar Cost Averaging.

Redemption Fees. Certain Funds may deduct redemption fees as a result of Withdrawals, transfers or other Fund transactions you initiate. If applicable, we may deduct the amount of any redemption fees imposed by the underlying Funds as a result of Withdrawals, transfers or other Fund transactions you initiate and remit such fees back to that Fund. Redemption fees, if any, are separate and distinct from any transaction charges or other charges deducted from your Accumulation Value. For a more complete description of the Funds’ fees and expenses, review each Fund’s prospectus.

Overnight Charge. You may choose to have a $20 overnight charge deducted from the net amount of a Withdrawal or Surrender if you would like it sent to you by overnight delivery service.

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Periodic Fees and Charges

Separate Account Fee. The Separate Account Fee is currently 1.25% annually (equivalent to a daily rate, including in a leap year, of 0.003446%) of the Accumulation Value allocated to the Subaccounts of Variable Annuity Account B, and the maximum amount that we may charge is 1.75% annually (equivalent to a daily rate, including in a leap year, of 0.004837%). The Separate Account Fee is set on the Contract Date and may change thereafter, but it will not exceed the maximum amount shown in your Contract. The Separate Account Fee is not applied to Accumulation Value allocated to the Index Segments or the Fixed Rate Strategy. The Separate Account Fee is deducted from the value in each Subaccount on each Business Day. This fee compensates us for ongoing administrative and risk related expenses we may incur. If there are any profits from this fee, we may use them to finance the distribution of the Contracts.

Underlying Fund Expenses

As shown in the prospectus for each underlying Fund and described in the Fund Fees and Expenses table on page 12, an underlying Fund deducts management/investment advisory fees from the amounts allocated to it. In addition, an underlying Fund deducts other expenses which may include service fees that may be used to compensate service providers, including the Company and its affiliates, for administrative and contract owner services provided on behalf of the Fund. Furthermore, certain underlying Funds may deduct a distribution or 12b-1 fee, which is used to finance any activity that is primarily intended to result in the sale of Fund shares. Fund fees and expenses are deducted from the value of the underlying Fund shares on a daily basis, which in turn affects the value of each Subaccount that purchases Fund shares. To learn more about Fund fees and expenses, the additional factors that can affect the value of Fund shares and other important information about a Fund, refer to the Fund’s prospectus. You should evaluate the expenses associated with the underlying Fund(s) available through the Contract before making a decision to invest.

Fund of Funds. Each of the Funds in which the Subaccounts of Variable Annuity Account B invest are structured as a “Fund of Funds.” These Funds may have higher fees and expenses than a Fund that invests directly in debt and equity securities because they also incur the fees and expenses of the underlying Funds in which they invest. These Funds are affiliated Funds, and the underlying Funds in which they invest may be affiliated as well. The Fund prospectuses disclose the aggregate annual operating expenses of each Fund and its corresponding underlying Fund or Funds. The Voya Retirement Conservative Portfolio, the Voya Retirement Growth Portfolio and the Voya Retirement Moderate Portfolio are each structured as a “Fund of Funds.”

Less expensive share classes of the Funds in which the Subaccounts of Variable Annuity Account B invest may be available for investment outside of the Contract. You should evaluate the expenses associated with these Funds before making a decision to invest.

Revenue from the Funds

The Company may receive compensation from each of the underlying Funds or their affiliates. The amount paid may vary from one Fund company to another. For certain underlying Funds, some of this compensation may be paid out of 12b-1 fees or service fees that are deducted from underlying Fund assets. Any such fees deducted from underlying Fund assets are disclosed in the prospectus for the underlying Fund. The Company may also receive additional compensation from certain underlying Funds for administrative, recordkeeping or other services provided by the Company to the underlying Funds or their affiliates. These additional payments may also be used by the Company to finance distribution. These additional payments are made by the Funds or the Fund’s affiliates to the Company and do not increase, directly or indirectly, the Fund fees and expenses.

The amount of revenue the Company may receive from each of the Funds or the Fund’s affiliates may be substantial. This revenue is one of several factors we consider when determining Contract fees and charges and whether to offer a Fund through our Contracts. Fund revenue is important to the Company’s profitability, and it is generally more profitable for us to offer affiliated Funds (meaning Funds managed by Voya Investments, LLC, Voya Investment Management Co. LLC or another Company affiliate) than to offer unaffiliated Funds (meaning Funds managed by an unaffiliated third party).

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Please note that certain management personnel and other employees of the Company or its affiliates may receive a portion of their total employment compensation based on the amount of net assets allocated to affiliated Funds. See SELLING THE CONTRACT ‒ Compensation Agreements on page 58.

Premium and Other Taxes

In certain states, the Premium you pay for the Contract is subject to a premium tax. A premium tax is generally any tax or fee imposed or levied on us by any state government or political subdivision thereof in consideration of your Premium received by us. Currently, the premium tax ranges from zero to 3.5%, depending on your state of residence. We reserve the right in the Contract to recoup the amount of any premium tax from the Accumulation Value if and when:

•     The premium tax is incurred by us;

•     The Accumulation Value is applied to an Annuity Plan; or

•     You take a Withdrawal or Surrender the Contract.

We reserve the right in the Contract to change the amount we charge for the premium tax if you change your state of residence. We do not expect to incur any other tax liability attributable to the Contract. We also reserve the right to charge for any other taxes as a result of any changes in applicable law.

Investment Options

General

We will allocate your Premium or Accumulation Value among the available Index Segments, Fixed Rate Strategy and/or Subaccounts according to your allocation instructions. We reserve the right to require that allocation instructions be given in whole percentages.

Index Segments

The Contract offers the following two Index Strategy Riders that make the Index Segments available through the Contract:

•     The Point to Point Cap with Buffer Index Strategy Rider under which the Index Credit Rate is limited by the Cap Rate we declare (see the Cap Rate section on page 30); and

•     The Point to Point Participation with Buffer Index Strategy Rider under which the Index Credit Rate is limited by a Participation Rate we declare (see the Participation Rate section on page 30).

An election to invest in an Index Segment will automatically add the corresponding Index Strategy Rider to your Contract. There is only one Index Strategy Rider for each type of Index Segment (i.e. one Point to Point Cap with Buffer Index Strategy Rider for all Index Segments that use the Cap Rate Strategy). Both Index Strategy Riders may not be available at all times.

The Index Segments currently available are listed on the second page of this prospectus. You may elect to allocate all or any portion of your Premium or Accumulation Value to one or more Index Segments. Each Index Segment has a corresponding Index, Segment Term and Buffer. Allocations to Index Segments do not constitute ownership in the Index or in a mutual fund or exchange-traded fund that tracks the Index for the Index Segment. Each Index Segment will also have a Cap Rate or a Participation Rate, as applicable, which is determined by us on the Segment Start Date. Unlike other investment products that track an Index, mutual fund or exchange-traded fund, positive investment performance in the Index Segments are subject to Cap Rates and Participation Rates, as applicable.

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There will be at least one Index Segment available at all times, but there is no guarantee that the same or similar Index Segments as those currently offered will be available for allocation of future Premiums or Accumulation Value. We reserve the right to add Index Segments (Indexes, Segment Terms and/or Buffers), to cease offering one or more Index Segment (Indexes, Segment Terms and/or Buffers) and/or to cease accepting allocation of Additional Premium or Accumulation Value to any Index Segment or to the Contract, at any time. Some Index Segments may be available only for new Premiums, some only for allocations of Accumulation Value or some only for allocations or Accumulation Value from the same Index Segment at the end of such Index Segment’s Segment Term. You may allocate Premium or Accumulation Value to any available Index Segment provided that the Segment Participation Requirements are met.

For each Premium to be allocated to an Index Segment, during the time between the Premium Date and the next Segment Start Date and during periods when all the Segment Participation Requirements are not met, amounts will be invested in the Interim Segment, which currently is the Fixed Rate Strategy. You may make changes to your allocation instructions at any time prior to the close of business on the Business Day prior to the Segment Start Date.

The Indexes

The performance of each Index Segment is tied to the performance of one or more securities, bond, exchange-traded fund or other Index. The Index Segments are not index funds. While you may participate in the performance of that Index by investing in an Index Segment, you are not investing directly in any index, mutual fund or exchange-traded fund and you do not participate in the investment results of any assets we hold in relation to the Index Segments. Depending upon the performance of the Index used by the Index Segment in which you invest, you could lose money on your investment.

The Indexes used with the currently available Index Segments are:

•     MSCI EAFE Index

•     NASDAQ 100 Index

•     Russell 2000 Index

•     S&P 500 Index

We have permission to offer each Index pursuant to a license agreement or other arrangement with each Index provider.

MSCI EAFE Index:  THIS PRODUCT IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VOYA SERVICES COMPANY (‘LICENSEE”). NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN PRODUCTS GENERALLY OR IN THIS PRODUCT PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS PRODUCT OR THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS PRODUCT TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS PRODUCT IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS PRODUCT.

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ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE PRODUCT, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

No purchaser, seller or holder of this security, product or products, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

NASDAQ 100 Index:  The product(s) is not sponsored, endorsed, sold or promoted by The NASDAQ OMX Group, Inc. or its affiliates (NASDAQ OMX, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the NASDAQ-100 Index® to track general stock market performance. The Corporations' only relationship to Voya Services Company (“Licensee”) is in the licensing of the Nasdaq®, OMXTM and NASDAQ-100 Index® registered trademarks, and certain trade names of the Corporations and the use of the NASDAQ-100 Index® which is determined, composed and calculated by NASDAQ OMX without regard to Licensee or the Product(s). NASDAQ OMX has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the NASDAQ-100 Index®. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THENASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Russell 2000 Index:  The Russell 2000 is a trademark of Russell Investments and has been licensed for use by Voya Retirement Insurance and Annuity Company. The product is not sponsored, endorsed, sold or promoted by Russell Investments and Russell Investments makes no representation regarding the advisability of investing in the product.

VASC                                                                   27

S&P 500® Index:  The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Voya Retirement Insurance and Annuity Company. Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Voya Retirement Insurance and Annuity Company. The product is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the product or any member of the public regarding the advisability of investing in securities generally or in the product particularly or the ability of the S&P 500 Index to track general market performance. S&P Dow Jones Indices’ only relationship to Voya Retirement Insurance and Annuity Company with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices or its licensors. The S&P 500 Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Voya Retirement Insurance and Annuity Company or the product. S&P Dow Jones Indices have no obligation to take the needs of Voya Retirement Insurance and Annuity Company or the owners of the product into consideration in determining, composing or calculating the S&P 500 Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the product or the timing of the issuance or sale of the product or in the determination or calculation of the equation by which the product is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the product. There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to the product currently being issued by Voya Retirement Insurance and Annuity Company, but which may be similar to and competitive with the product. In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the S&P 500 Index.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

Availability of Indexes

We may add Index Segments utilizing a new Index as we deem appropriate. Alternatively, we may cease to accept initial allocations of Premiums that utilize a particular Index at any time in our sole discretion. We may also cease, in our own discretion, to accept an allocation of Accumulation Value to Index Segments that utilize a particular Index (when you allocate from one Index Segment to another at a Segment End Date), or cease to permit Premiums from continuing to be applied to an Index Segment at the end of a Segment Term. The Contract will have at least one Index available at all times.

VASC                                                                   28

We may also substitute an Index under the following conditions:

•     The Index is discontinued by its provider;

•     The composition of the Index is substantially changed; or

•     Our agreement with the Index provider is terminated.

We will not eliminate an Index underlying an Index Segment to which you have allocated until the end of the Segment Term. Rather, in determining to eliminate an Index, we will cease accepting new investments in Index Segments utilizing the eliminated Index, or cease to permit allocation of Accumulation Value from continuing to be applied to Index Segments utilizing the eliminated Index at the end of the Segment Term, until you no longer have any allocations in Index Segments that utilize the eliminated Index.

We will notify you of the available Index Segments prior to the end of the Segment Term. See the Allocations at the End of a Segment Term section on page 31 for more information.

We will substitute an Index during an Index Segment’s Term only in the event that the Index is discontinued by its provider or the circumstances under which our agreement with the provider do not allow sufficient time for us to eliminate the Index. If we need to substitute an Index before the end of the Segment Term, we will designate an Index that is comparable, which means the designated substitute Index would have a similar composition of underlying securities, sufficient liquidity for hedging and recognition in the marketplace. For example, an Index that is comparable to the S&P 500 Index will have stocks of large, publicly held domestic companies. Also, we will designate a substitute Index that has similar performance. We will calculate the Index Credit Rate using the performance of the designated substitute Index. The Index Credit Rate will reflect the Index Change of the designated substitute Index over the Segment Term, but still subject to the same Cap Rate and Participation Rate, as applicable, that we declared at the beginning of the Segment Term. We use the Index Change of the designated substitute Index to calculate the Index Credit Rate because the Index Value of the designated substitute Index as of the start of the Segment Term may not be the same as the Index Value of the discontinued Index. For example:

	Index Value as of Start of Index Period	Index Value as of End of Index Period	Index Change	Cap Rate	Index Credit Rate
Discontinued Index	1,500	N/A	N/A	7%	N/A
Substitute Index	2,215	2,268	2.39%	7%	2.39%

It is possible that the Index Credit Rate attributable to the designated substitute Index may not be as great as the Index Credit Rate you might have been anticipating based on the discontinued Index (had the Index provider not discontinued the Index). We will provide Notice to You of any change in or substitution of an Index.

We reserve the right to add Indexes, subject to approval by the insurance supervisory official in the jurisdiction in which the Contract is issued.

Segment Term

The Segment Term for each Index Segment is the period of years over which the Index Credit Rate is calculated and the Cap Rate or the Participation Rate, as applicable, is guaranteed. A Segment Term begins on the Segment Start Date, which is the 25th day of the month for the applicable Segment Term, and ends on the Segment End Date, which is the 25th of the same month one or more years later. For example, an Index Segment with a one year Segment Term that has a Segment Start Date of June 25, 2018, will have a Segment End Date on June 25, 2019. Likewise, an Index Segment with a three year Segment Term that has a Segment Start Date of June 25, 2018, will have a Segment End Date on June 25, 2021. Therefore, a Segment Term begins on the applicable Segment Start Date and ends on the Segment End Date, which is the anniversary of the Segment Start Date in the final year of that Segment Term. The Segment Terms for the currently available Index Segments are shown on the second page of this prospectus.

VASC                                                                   29

Buffer

The Buffer is the amount of any negative Index Change that will be absorbed by the Company on a Segment End Date. If the Index Change is negative, the Index Change is offset by the amount of the Buffer. For example, if you have selected an Index Segment with a 10% Buffer and the Index Change is -30% then the Index Segment’s value would be reduced by 20%.

The Buffer is set by us in our sole discretion. Not all Buffers may be available for each Index and Segment Term. Generally, Index Segments with larger Buffers will tend to have lower Cap Rates and Participation Rates, as applicable, than Index Segments with smaller Buffers using the same Index and with the same Segment Term. There is a risk of a substantial loss of your principal because you agree to absorb all losses to the extent they exceed the Buffer for any Index Segment you chose to invest in. The Buffers for the currently available Index Segments are shown on the second page of this prospectus.

Cap Rate

If you elect to invest in an Index Segment under the Point to Point Cap with Buffer Index Strategy Rider, the performance of the Index Segment will depend, in part, on the Cap Rate we declare for that Index Segment.

The Cap Rate is the maximum percentage of gain in an Index that may be realized through an Index Segment over the Segment Term. We will declare a Cap Rate for each Index Segment on the Segment Start Date, which is guaranteed for the Segment Term. The Cap Rate may vary by Index Segment. Because you will not know the Cap Rate in advance of the Segment Start Date, you should set a Rate Threshold if you do not wish to invest in an Index Segment with a Cap Rate below a certain rate. See the Rate Threshold for Index Segments section on page 31 for more information about setting a Rate Threshold.

Participation Rate

If you elect to invest in an Index Segment under the Point to Point Participation with Buffer Index Strategy Rider, the performance of an Index Segment will depend, in part, on the Participation Rate we declare for that Index Segment.

The Participation Rate is the percentage of gain in an Index that will be realized through an Index Segment over the Segment Term. We declare a Participation Rate for each Index Segment on the Segment Start Date, which is guaranteed for the Segment Term. The Participation Rate may vary by Index Segment. Because you will not know the Participation Rate in advance of the Segment Start Date, you should set a Rate Threshold if you do not wish to invest in an Index Segment with a Participation Rate below a certain rate. See the Rate Threshold for Index Segments section on page 31 for more information about setting a Rate Threshold.

The Cap Rate and the Participation Rate are set and declared by us in our sole discretion. While we have no specific formula for determining the Cap Rate or the Participation Rate for a particular Index Segment, we may consider various factors, such as the yields available on the fixed income securities we use to support our guarantees under the Contract. An increase in the yields could have a corresponding impact on the Cap Rates and the Participation Rates and vice versa. The Cap Rates and the Participation Rates could be similarly impacted by the costs to hedge these investments using derivatives (e.g., options and futures contracts). Also, we may consider the level of compensation we pay for the promotion and sale of the Contract and our administrative expenses, in addition to regulatory and tax requirements, and general economic trends and competitive factors. Our current business practice is to match Index Segment renewal Cap Rates and Participation Rates with currently available Index Segment new money Cap Rates and Participation Rates. However, we reserve the right to change this practice at any time and do not guarantee that Index Segment renewal Cap Rates and Participation Rates will match Index Segment new money Cap Rates and Participation Rates.

VASC                                                                   30

Rate Threshold for Index Segments

You may set a Cap Rate or a Participation Rate Threshold, as applicable, for each Index Segment to which you wish to allocate Premium or Accumulation Value, unless you select Dollar Cost Averaging as described below. Only one Rate Threshold may be set per Index Segment, and for a Rate Threshold to be effective it must be received by us before the Segment Start Date of the applicable Index Segment. Your Premium or Accumulation Value will not be allocated to an Index Segment unless the Cap Rate or Participation Rate, as applicable, is greater than or equal to the Rate Threshold you have set. The Rate Threshold you set represents the minimum Cap Rate or the minimum Participation Rate you find acceptable for a particular Index Segment and setting a high Rate Threshold may result in amounts remaining invested in the Interim Segment for an extended period of time.

It is important to understand that you will not know the Cap Rate or the Participation Rate for an Index Segment prior to the Segment Start Date. Once Premium has been invested in an Index Segment, you will not be able to reallocate the value in that Index Segment to another Index Segment or to another investment option prior to the end of the Segment Term, which could be as long as six years. Also, setting a Rate Threshold higher that the Cap Rate or the Participation Rate, as applicable, currently offered by the Company will result in amounts being transferred to or remaining invested in the Interim Segment until a subsequent Segment Start Date when a Cap Rate or a Participation Rate, as applicable, is declared that is equal to or exceeds your designated Rate Threshold.

We may limit the availability of Rate Thresholds above a certain percentage, and these limits may change from time to time. Contact Customer Service or your agent/registered representative for information about any limits on Rate Thresholds. A Rate Threshold set by a Contract Owner will not be nullified by a subsequent limit set by the Company.

Segment Participation Requirements for Index Segments

In order for Premium or Accumulation Value to be allocated to an Index Segment, on a Segment Start date the Segment Participation Requirements must be met for the applicable Index Segment. If Premium or Accumulation Value is to be allocated to multiple Index Segments, Premium or Accumulation Value will be allocated only to those Index Segments whose Segment Participation Requirements are met.

Segment Participation Requirements are:

•     The Index Segment is available;

•     The Index Segment does not have a Segment Term that extends beyond your latest Annuity Commencement Date; and

•     The declared Cap Rate or Participation Rate, as applicable, for the Index Segment is equal to or greater than the Rate Threshold (described above), if any, which you may have set.

If the Segment Participation Requirements are not met for an Index Segment on the Segment Start Date, the Premium or Accumulation Value that would have been allocated to that Index Segment will be allocated to the Interim Segment until the Segment Start Date for the Index Segment when all Segment Participation Requirements are met. You may change your allocation or modify or remove the Rate Threshold for values in the Interim Segment at any time up to the close of business on the Business Day prior to the Segment Start Date.

Allocations at the End of a Segment Term

We will provide Notice to You that an Index Segment is maturing prior to the end of the Segment Term. The notice will specify the Index Segments that are maturing and will be available for reallocation at the Segment End Date. You may submit allocation instructions with respect to the value available for reallocation to us at any time up to the close of business on the day prior to the next Segment Start Date. You may make an allocation to any available Index Segment, Fixed Rate Strategy or Subaccount provided that you may not make an allocation to an Index Segment whose Segment End Date is later than your Contract’s latest Annuity Commencement Date.

VASC                                                                   31

At the end of a Segment Term, the value in a maturing Index Segment will be allocated according to the allocation instructions you provided. If you do not provide allocation instructions, the value in the Index Segment will be automatically allocated to an Index Segment with the same Index, Segment Term and Buffer as the maturing Index Segment, provided one is available and the Segment Participation Requirements are met. If an Index Segment with the same Index, Segment Term and Buffer is not available or the Segment Participation Requirements are not met, including the designated Rate Threshold, the value in the maturing Index Segment will be allocated to the Interim Segment. Unless you provide a new Rate Threshold and/or new allocation instructions, the Rate Threshold previously provided for the maturing Segment Term will continue to apply.

Dollar Cost Averaging

Dollar cost averaging or DCA is available for initial allocations of Premiums and allocations of Accumulation Value. The Interim Segment serves as the source account from which we will, on a monthly basis, automatically transfer a set dollar amount to the Index Segment, Fixed Rate Strategy or Subaccount you specify. You may elect to participate in dollar cost averaging by providing Notice to Us. There is no additional charge for dollar cost averaging. You also set the duration you would like the Premium or Accumulation Value to be invested over. The maximum duration is 12 months. You may not set a Rate Threshold (or minimum declared Cap Rate or Participation Rate, as applicable) in connection with the DCA program. Consequently, by electing to DCA into the Index Segments you bear the risk that Cap Rates and Participation Rates on amounts allocated to an Index Segment under the DCA program will be less than a minimum Cap Rate or Participation Rate that you would otherwise elect through use of a Rate Threshold.

The minimum monthly DCA transfer amount is $100 and we will transfer all your DCA money in the Interim Segment to the Index Segments, Fixed Rate Strategy and Subaccounts you specify in equal payments over the relevant duration. The last payment will include earnings accrued in the Interim Segment over the duration. DCA may be subject to limited availability in connection with Systematic Withdrawals. The transfer date for each allocation into an Index Segment will be the Segment Start Date each month. If, on any Segment Start Date, the value in the Interim Segment is equal to or less than the amount you have elected to allocate, the entire amount will be allocated and the program will end. You may terminate the DCA at any time by sending Notice to Us at least seven days before the next Segment Start Date.

DCA will allow you to invest Accumulation Value in the Index Segments at different Cap Rates and Participation Rates, as applicable, and is designed to lessen the impact of Cap Rate and Participation Rate fluctuation on your investment. Therefore, investment in Index Segments with higher average Cap Rates and Participation Rates may be achieved over the long term; however, we cannot guarantee this. DCA does not guarantee that you will earn a profit or be protected against losses. You should consider your ability to withstand periods of potentially significantly fluctuating Cap Rates and Participation Rates.

DCA will allow you to invest Accumulation Value in Subaccounts to help reduce the risk of investing too much when the price of a Fund’s shares is high. It also helps reduce the risk of investing too little when the price of a Fund’s shares is low. Because you purchase the same dollar amount of Subaccount units each period, you purchase more units when the unit value is low and you purchase fewer units when the unit value is high. DCA neither ensures a profit nor guarantees against loss in a declining market. You should consider your financial ability to continue purchases through periods of low price levels.

We may modify, suspend or terminate DCA. We will send Notice to You in advance. Such modification, suspension or termination, however, will apply prospectively only and will not affect any DCAs in effect at the time.

If an Index Segment you have selected is not available on a Segment Start Date, any amount in the DCA Interim Segment destined for that Index Segment will remain in the Interim Segment until it becomes available or you provided different instructions.

VASC                                                                   32

The Interim Segment

The Interim Segment is an administrative “holding” account where Accumulation Value is held until it is transferred to the Index Segments, the Fixed Rate Strategy and/or the Subaccounts. Amounts to be allocated to the Index Segments are held in the Interim Segment until the Segment Start Date (provided all Segment Participation Requirements are met), and amounts to be invested using the DCA program are held in the Interim Segment until they are periodically transferred to the designated Index Segments, Fixed Rate Strategy and/or the Subaccounts. You may not make allocations directly to the Interim Segment although amounts will remain invested in the Interim Segment until all Segment Participation Requirements (including any applicable Rate Threshold) are met for a designated Index Segment. The Interim Segment currently uses the Fixed Rate Strategy. With prior Notice to You, we may change this for all current and future allocations and use a specifically designated Subaccount as the Interim Segment rather than the Fixed Rate Strategy.

The Separate Account Supporting the Index Segments

Amounts applied to the Index Segment will be allocated to a non-unitized separate account established under Connecticut law. A non-unitized separate account is a separate account in which the contract owner does not participate in the performance of the assets through unit values or any other interest. Contract owners do not receive a unit value of ownership of assets accounted for in this separate account. Interests in the Index Segments are registered under the Securities Act of 1933, but the non-unitized separate account is not registered under the Investment Company Act of 1940, as amended.

The risk of investment gain or loss with the assets maintained in the non-unitized separate account is borne entirely by the Company. The non-unitized separate account is not insulated, meaning that all Company obligations due to allocations to the non-unitized separate account are contractual guarantees of the Company and are accounted for in the separate account and all of the general assets of the Company are available to meet its contractual guarantees. Income, gains and losses of the separate account are credited to or charged against the separate account without regard to other income, gains or losses of the Company. As part of its overall investment strategy, the Company intends to maintain assets in the separate account that reflect its obligations to Contract Owners that have made allocations to the Index Segments. Accordingly, it is anticipated that assets relating to the Index Segments will likely consist of fixed income investments, as well as call options or other hedging instruments that relate to movements in the Indexes.

We are not obligated to invest the assets attributable to the non-unitized separate account according to any particular strategy, except as required by Connecticut and other state insurance laws. Contract Owners do not participate in the investment performance of the assets of the non-unitized separate account, and Index Credit Rates and any other benefits provided by the Company are not determined by the performance of the non-unitized separate account.

The Fixed Rate Strategy

The Fixed Rate Strategy is an investment option that applies a declared Fixed Interest Rate to the Premium or Accumulation Value allocated to it. We declare the Fixed Interest Rate applicable to each allocation to the Fixed Rate Strategy on the date of the allocation, and guarantee that the rate declared will not be changed for one year. We also guarantee that the declared Fixed Interest Rate will not be less than 0.25%.

We credit interest daily at a rate that yields the annual Fixed Interest Rate over the period for which the rate is guaranteed. In the event of a Withdrawal, Surrender or if the Death Benefit becomes payable or you elect to receive Annuity Payments, interest, if any, will be credited to the portion of the value in Fixed Rate Strategy applied to the transaction, including the day the transaction is processed. Contact Customer Service for the current Fixed Interest Rates we are declaring on amounts allocated to the Fixed Rate Strategy.

The Fixed Interest Rate we declare for allocations to the Fixed Rate Strategy as the Interim Segment may be different from the Fixed Interest Rate we declare for allocations to the Fixed Rate Strategy when it is used as a separate investment option.

VASC                                                                   33

We do not use a specific formula to set the declared Fixed Interest Rate. We determine the interest rates in our sole discretion. We may, but are not required to consider, factors, including but not limited to the interest rate on the fixed income investments we use to support our guarantees (in which you have no direct or indirect interest), regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future Fixed Interest Rates.

Amounts allocated to the Fixed Rate Strategy are held in the same non-unitized separate account used with the Index Segments, meaning that there are no discrete units of ownership of the assets of the separate account associated with any allocation to the Fixed Rate Strategy. Rather, amounts held in the Fixed Rate Strategy are an obligation of the Company and are subject to the Company’s financial strength and claims-paying ability, including claims against any other liabilities of the Company.

Subaccounts of Variable Annuity Account B

We established Variable Annuity Account B under Connecticut Law in 1976 as a continuation of the separate account established in 1974 under Arkansas law of Aetna Variable Annuity Life Insurance Company. Variable Annuity Account B was established as a segregated asset account to fund variable annuity contracts. Variable Annuity Account B is registered as a unit investment trust under the Investment Company Act of 1940, as amended. It also meets the definition of “separate account” under the federal securities laws.

Although we hold title to the assets of Variable Annuity Account B, such assets are not chargeable with the liabilities of any other business that we conduct. Income, gains or losses, whether or not realized, of Variable Annuity Account B are credited to or charged against the assets of Variable Annuity Account B without regard to other income, gains or losses of the Company. All obligations arising under the Contract are obligations of the Company. All guarantees and benefits provided under the Contract that are not related to Variable Annuity Account B are subject to the claims paying ability of the Company.

Subaccounts

Variable Annuity Account B is divided into “Subaccounts.” Each Subaccount invests directly in shares of a corresponding underlying Fund. We reserve the right to add and, under certain circumstances, make certain changes to the Subaccounts. See the Right to Change Variable Annuity Account B section on page 35.

More information about the Subaccounts available under the Contract is shown below. You bear the entire investment risk for amounts allocated through a Subaccount to an underlying Fund, and you may lose your principal. There is no assurance that any Fund will achieve its investment objectives. You should carefully consider the investment objectives, risks and charges and expenses of an underlying Fund before investing. More detailed information about a Fund, including information about its investment risks and fees and expenses, can be found in that Fund’s current prospectus and SAI. You may obtain these documents by contacting Customer Service.

Please work with your agent/registered representative to determine if an available Subaccount may be suited to your financial needs, investment time horizon and risk tolerance.

You may allocate Premium or Accumulation Value to the following Subaccounts:

Voya Retirement Conservative Portfolio

Investment Adviser:        Voya Investments, LLC

Investment Subadviser: Voya Investment Management Co. LLC

Investment Objective:     Seeks a high level of total return (consisting of capital appreciation and income) consistent with a conservative level of risk relative to the other Voya Retirement Portfolios.

VASC                                                                   34

Voya Retirement Growth Portfolio

Investment Adviser:        Voya Investments, LLC

Investment Subadviser: Voya Investment Management Co. LLC

Investment Objective:     Seeks a high level of total return (consisting of capital appreciation and income) consistent with a level of risk that can be expected to be greater than that of Voya Retirement Moderate Growth Portfolio.

Voya Retirement Moderate Portfolio

Investment Adviser:        Voya Investments, LLC

Investment Subadviser: Voya Investment Management Co. LLC

Investment Objective:     Seeks a high level of total return (consisting of capital appreciation and income) consistent with a level of risk that can be expected to be greater than that of Voya Retirement Conservative Portfolio but less than that of Voya Retirement Growth Portfolio.

There will always be at least one Subaccount available through the Contract.

Right to Change Variable Annuity Account B

Subject to state and federal law and the rules and regulations thereunder, we may, from time to time, make any of the following changes to Variable Annuity Account B with respect to some or all classes of contracts:

•     Offer additional Subaccounts that will invest in Funds we find appropriate for contracts we issue;

•     Combine two or more Subaccounts;

•     Close Subaccounts. We will provide advance notice by a supplement to this prospectus if we close a Subaccount;

•     Substitute a new Fund for a Fund in which a Subaccount currently invests. In the case of a substitution, the new Fund may have different fees and charges than the Fund it replaced. A substitution may become necessary if, in our judgment:

>   A Fund no longer suits the purposes of the Contract;

>   There is a change in laws or regulations;

>   There is a change in the Fund’s investment objectives or restrictions;

>   The Fund is no longer available for investment; or

>   Another reason we deem a substitution is appropriate.

•     Stop selling the Contract;

•     Limit or eliminate any voting rights for Variable Annuity Account B (as discussed more fully below); or

•     Make any changes required by the Investment Company Act of 1940, as amended or its rules or regulations.

We will not make a change until the change is disclosed in an effective prospectus or prospectus supplement, authorized, if necessary, by an order from the SEC and approved, if necessary, by the appropriate state insurance department(s) and or shareholders.

We will provide Notice to You before we make any of these changes to the Subaccounts and/or Variable Annuity Account B that affect the Contracts.

Selection of Underlying Funds. The underlying Funds available through the Contract described in this prospectus were selected by the Company. When determining which underlying Funds to make available, we may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of an underlying Fund with our hedging strategy, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying Fund or its service providers (e.g., the investment adviser or subadvisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing and support services, or whether affiliates of the Fund can provide marketing and distribution support for sales of the Contracts. See the Revenue from the Funds section on page 24 for more information about these arrangements. We may, subject to certain limits or restrictions, remove a Fund or limit its availability to new investment if we determine that it no longer satisfies one or more of the selection criteria and/or if it has not attracted significant allocations under the Contract.

VASC                                                                   35

We do not recommend or endorse any particular Fund, and we do not provide investment advice.

Voting Rights

We will vote the shares of an underlying Fund owned by Variable Annuity Account B according to your instructions. However, if the Investment Company Act of 1940, as amended or any related regulations should change, or if interpretations of it or related regulations should change, and we decide that we are permitted to vote the shares of a trust in our own right, we may decide to do so without consulting you.

We determine the number of shares that you have in a Subaccount by dividing the value in that Subaccount by the net asset value of one share of the underlying Fund in which a Subaccount invests. We count fractional votes. We will determine the number of shares you can instruct us to vote 180 days or less before a trust shareholder meeting. Voting instructions will be solicited by a written communication at least 14 days before the meeting. If we do not receive your instructions in time, we will vote the shares in the same proportion as the instructions received from all contracts in that Subaccount. We will also vote shares we hold in Variable Annuity Account B that are not attributable to Contract Owners in the same proportion. The effect of proportional voting is that a small number of Contract Owners may decide the outcome of a vote.

Investment Option Valuations

Index Segments

The value of the amount allocated to an Index Segment depends on the Index Change during the Segment Term, the Cap Rate or the Participation Rate, as applicable, we declare for that Index Segment and the Buffer. An Index Segment’s value may increase or decrease depending on whether the Index Change is positive or negative.

Index Change and Index Credit Rate

We calculate the Index Change percentage as a point to point change in the Index Value over the Segment Term using the following formula:

Index Change	=	(a) – (b)
(b)

Where:

(a)   Is the Index Value of the Index as of the close of business on the Business Day prior to the date of calculation; and

(b) Is the Index Value as of the Segment Start Date.

We convert the decimal to the equivalent percentage to determine the Index Change.

The Index Value on a Segment Start Date, Segment End Date and any day in between is the Index Value as of the close on business on the Business Day immediately prior to that date.

If the Index Change is positive, the Cap Rate or Participations Rate is applied to determine the Index Credit Rate for the Index Segment. If the Index Change is negative, the Buffer is applied to determine the Index Credit Rate for the Index Segment.

VASC                                                                   36

The following table summarizes how the Index Credit Rate is determined based on the Index Change and the Point to Point Cap with Buffer Index Strategy:

If the Index Change is:	Then the Index Credit Rate will Equal:
• Positive and greater than or equal to the Cap Rate	• The Cap Rate
• Positive, but less than the Cap Rate	• The Index Change
• Negative but less than the Buffer	• 0%
• Negative and greater than the Buffer	• The Index Change, offset by the Buffer

The following table summarizes how the Index Credit Rate is determined based on the Index Change and the Point to Point Participation with Buffer Strategy:

If the Index Change is:	Then the Index Credit Rate will Equal:
• Positive	• The Index Change multiplied by the Participation Rate
• Negative but less than the Buffer	• 0%
• Negative and greater than the Buffer	• The Index Change, offset by the Buffer

The Cap Rate, Participation Rate, Buffer and the Index Credit Rate are rates of return for the entire Segment Term (from the Segment Start Date to the Segment End Date), NOT annual rates of return, even if the Segment Term is longer than one year. Accordingly, the Index Change and the Rate Threshold are also not annual rates. See the table on page 2 for the currently available Index Segments and the corresponding Indexes, Segment Terms and Buffers.

Index Segment Value on Segment Start Date and Segment End Date

On each Segment Start Date, an Index Segment’s value is equal to the Premium and/or Accumulation Value allocated to the Index Segment, less any premium tax, if applicable.

On each Segment End Date, an Index Segment’s value equals:

•     The Index Segment’s value on the Segment Start Date; multiplied by

•     (1+ the applicable Index Credit Rate for the Index Segment); multiplied by

•     A Withdrawal Adjustment, as described below, for all Withdrawals from the Index Segment during the Segment Term.

Index Segment Value During the Segment Term

An Index Segment’s value on any date between the Segment Start Date and the Segment End Date is the Interim Value. Calculation of the Interim Value varies depending on whether the Index Segment uses the Point to Point Cap with Buffer Index Strategy or the Point to Point Participation with Buffer Index Strategy. Calculation of the Interim Value may have either a positive or a negative result, meaning that you could gain or lose Accumulation Value in an Index Segment as a consequence of the Interim Value calculation.

The Interim Value calculation helps protect the Company from the market risks that are related to the Surrender or Withdrawal of value from the Index Segments prior to the Segment End Date. The part of the Interim Value calculation that includes the fair value of hypothetical fixed instruments protects us from the potential loss of earning interest on the amount surrendered or withdrawn for the remaining portion of the Segment Term. The part of the Interim Value calculation that includes the fair value of hypothetical derivatives reflects the market value of call and put options at the time of a Surrender or Withdrawal based on the remaining portion of the Segment Term and offsets any potential gain or loss at that time.

VASC                                                                   37

The Interim Value of an Index Segment using the Point to Point Cap with Buffer Index Strategy is the lower of two values. The first is a derivatives-based estimate of the market value of the investment. The second is a value determined by applying a credit rate that until the end of the Segment Term is lower than the Cap Rate that would apply to any positive Index Change on the Segment End Date. Specifically, the credit rate to be applied is limited to only some portion of the Cap Rate calculated by prorating the Cap Rate based on the period remaining in the Segment Term.  Due to the prorating, the full effect of the Cap Rate is provided only if amounts invested in an Index Segment using the Point to Point Cap with Buffer Index Strategy are held to the Segment End Date.  More specifically, the Interim Value is equal to the lesser of (1) and (2), multiplied by a Withdrawal Adjustment, as described below, for all Withdrawals from the Index Segment during the Segment Term, where:

(1)   Equals the sum of the following two components associated with the Index Segment:

(a)    Estimated fair value of hypothetical fixed instruments (“FVHFI”); plus

(b)   Estimated fair value of hypothetical derivatives supporting the Cap with Buffer Index Strategy (“FVHDC); and

(2)   Equals the Index Segment value on the Segment Start Date multiplied by 1 plus the Pro-rated Cap Rate, where the Pro-rated Cap Rate is calculated using the following formula:

Cap Rate	x	Number of Days Elapsed in Segment Term
Total Number of Days in Segment Term

The estimated fair value of the hypothetical fixed instruments and derivatives associated with and Index Segment is determined using risk-free swap rates and option prices widely used in derivative markets.

The FVHFI is the present value of the fixed interest investments underlying the Index Segment on the Segment Start Date discounted using a risk-fee swap rate. We use the following formula to determine the FVHFI:

•     FVHFI = Index Segment Value/(1 + swap rate)^(time to maturity)

The FVHDC is based on the value of hypothetical options supporting the Index Segment on the Segment Start Date, which are calculated using the Black-Scholes formula:

•     FVHDC = Index Segment Value x (the value of an At-the-Money Call option - the value of an Out-of-the-Money Call option - the value of an Out-of-the-Money Put option - provision for adverse deviation)

The strike prices of the options are as follows:

•     At-the-Money Call strike price = Index Value for the Segment Start Date

•     Out-of-the-Money Call strike price = Index Value for the Segment Start Date x (1 + Cap Rate)

•     Out-of-the-Money Put strike price = Index Value for the Segment Start Date x (1 - Buffer)

The provision for adverse deviation helps account for the difference between the purchase price and the sales price of the underlying options.

The Interim Value of an Index Segment using the Point to Point Participation with Buffer Index Strategy is the lower of two values. The first is a derivatives-based estimate of the market value of the investment. The second is a value determined by applying a credit rate that until the end of the Segment Term is lower than the Participation Rate portion of any positive Index Change on the Segment End Date. Specifically, the credit rate to be applied is limited to a portion of the positive Index Change (a credit of 0% will be applied for a negative Index Change) calculated by prorating the Participation Rate based on the period remaining in the Segment Term. Due to the prorating, the full effect of the Participation Rate is provided only if amounts invested in an Index Segment using the Point to Point Participation with Buffer Index Strategy are held to the Segment End Date. More specifically, the Interim Value is equal to the lesser of (1) and (2), multiplied by a Withdrawal Adjustment, as described below, for all Withdrawals from the Index Segment during the Segment Term, where:

(1)   Equals the sum of the following two components associated with the Index Segment:

(a)    Estimated fair value of hypothetical fixed instruments (“FVHFI”); plus

(b)   Estimated fair value of hypothetical derivatives supporting the Participation with Buffer Index Strategy (“FVHDP”); and

VASC                                                                   38

(2)   Equals the greater of (a) or (b), where:

(a)    Is the Index Segment value on the Segment Start Date; and

(b)   Is the Index Segment value on the Segment Start Date multiplied by 1; plus the Pro-rated Index Credit Rate, where the Pro-rated Index Credit Rate is calculated according to the following formula:

Index Change since the Segment Start Date	x	Participation Rate	x	(	Number of Days Elapsed in Segment Term	)
Total Number of Days in Segment Term

For example, the Index Value as of the Segment Start Date is 1,000 and the Index Value after half of the Segment Term has elapsed is 1,020, thus the Index Change since the Segment Start Date is 2%. The Participation Rate is 50% and half of the Segment Term has elapsed, thus the Pro-rated Index Credit Rate = 2% x 50% x 50% = 0.5%.

The FVHFI is the present value of the fixed interest investments underlying the Index Segment on the Segment Start Date discounted using a risk-fee swap rate. We use the following formula to determine the FVHFI:

•     FVHFI = Index Segment Value/(1 + swap rate)^(time to maturity)

The FVHDP is based on the value of hypothetical options supporting the Index Segment on the Segment Start Date, which are calculated using the Black-Scholes formula:

•     FVHDP = Index Segment Value x (the value of an At-the-Money Call option x the Participation Rate - the value of an Out-of-the-Money Put option - provision for adverse deviation)

The strike prices of the options are as follows:

•     At-the-Money Call strike price = Index Value for the Segment Start Date

•     Out-of-the-Money Put strike price = Index Value for the Segment Start Date x (1 - Buffer)

The provision for adverse deviation helps account for the difference between the purchase price and the sales price of the underlying options.

Withdrawal Adjustments

A Withdrawal from an Index Segment during a Segment Term results in a percentage reduction in the Index Segment’s value that is available to participate in the Index Credit Rate for the remainder of the Segment Term. Once the Interim Value is determined on the date of a Withdrawal, the Withdrawal reduces the amount available for further Withdrawal.

If a Withdrawal from an Index Segment occurs before the end of the Segment Term, for the remainder of the Segment Term, we calculate the Index Segment’s value using a Withdrawal Adjustment. The Withdrawal Adjustment is determined using the following formula:

Withdrawal Adjustment	=	1 –	(	Withdrawal Amount	)
Index Segment’s value before Withdrawal

The Withdrawal Adjustment is cumulative for each Withdrawal taken during a Segment Term. This means that if there are multiple Withdrawals during a Segment Term, the percentage reduction in the value of an Index Segment for each of the Withdrawals is multiplied together to determine the overall Withdrawal Adjustment. Any adjustment for a Withdrawal can have the effect of reducing amounts available for later Withdrawals by more than on a dollar for dollar basis. See APPENDIX ‒ ILLUSTRATIVE EXAMPLES #23 and #24 on pages 80 and 81 for demonstrations of this.

Withdrawals from an Index Segment or a Surrender of the Contract before the end of a Segment Term are subject to a Withdrawal Adjustment and an Interim Value adjustment, which could cause you to lose money on your investment. Withdrawals from an Index Segment or a Surrender of the Contract will be subject to any applicable Surrender Charges. See FEES AND CHARGES ‒ Transaction Fees and Charges ‒ Surrender Charge on page 22.

VASC                                                                   39

Illustrative Examples

Please see APPENDIX – ILLUSTRATIVE EXAMPLES for examples that illustrate how we calculate an Index Segment’s value at different points in time using various assumptions, including:

•     Both positive and negative Index performance under the Point to Point Cap with Buffer Index Strategy and the Point to Point Participation with Buffer Index Strategy;

•     Index Values both at and before a Segment End Date; and

•     Both positive and negative FVHFI and FVHDP associated with Withdrawals prior to a Segment End Date.

The Fixed Rate Strategy Value

The value of the Fixed Rate Strategy equals the sum of each Premium and/or Accumulation Value allocated to the Fixed Rate Strategy. Each allocation of value to the Fixed Rate Strategy will be calculated as follows:

(1)  On the date on which Premium and/or Accumulation Value is first allocated to the Fixed Rate Strategy, the Fixed Rate Strategy value equals the amount of Premium and/or Accumulation Value so allocated, less any premium tax, if applicable; and

(2)  On each day thereafter, the value of the Fixed Rate Strategy equals:

(a)   The value of the Fixed Rate Strategy on the prior day; plus

(b)  Any new allocations of Premium and/or Accumulation Value to the Fixed Rate Strategy; minus

(c)   Any transfers out of or Withdrawals from the Fixed Rate Strategy, including any applicable Surrender Charges and other fees and charges; plus

(d) Interest credited daily.

See INVESTMENT OPTIONS – The Fixed Rate Strategy section on page 33 for more information about this investment option, including interest that we credit to amounts allocated to the Fixed Rate Strategy.

The Fixed Rate Strategy Minimum Guaranteed Value

Amounts allocated to the Fixed Rate Strategy have a minimum guaranteed strategy value. The Fixed Rate Strategy Minimum Guaranteed Value equals:

•     87.5% of the portion of the Premium allocated to the Fixed Rate Strategy, less premium taxes, if applicable; adjusted for

•     Reallocation of value to or from the Fixed Rate Strategy and any Withdrawals or Surrenders; plus

•     Interest credited daily at the applicable Fixed Rate Strategy Minimum Guaranteed Value Interest Rate.

The initial Fixed Rate Strategy Minimum Guaranteed Value Interest Rate is currently 1%. It is set on the Contract Date and will not change for the first six Contract Years. On each Contract Anniversary thereafter, the Fixed Rate Strategy Minimum Guaranteed Value Interest Rate will be set equal to the average of the five-year Constant Maturity Treasury Rate for each day that it is reported by the Federal Reserve during the month of October in the calendar year preceding the calendar year of the Contract Anniversary, less 1.25%. The Fixed Rate Strategy Minimum Guaranteed Value Interest Rate will be rounded to the nearest 0.05% and will not be greater than 3.00% or less than 1.00%.

The reallocation of value to or from the Fixed Rate Strategy will result in a pro-rata increase or decrease of the Fixed Rate Strategy Minimum Guaranteed Value in the same proportion as the value being reallocated bears to the total value of the Fixed Rate Strategy. A Withdrawal or Surrender from the Fixed Rate Strategy will result in a dollar for dollar reduction of the Fixed Rate Strategy Minimum Guaranteed Value equal to the amount withdrawn or surrendered.

VASC                                                                   40

Value of the Subaccounts of Variable Annuity Account B

When Premium or Accumulation Value is allocated to a Subaccount, we will convert it to accumulation units. We will divide the amount of the Premium or Accumulation Value allocated to a particular Subaccount by the value of an accumulation unit for the Subaccount to determine the number of accumulation units of the Subaccount to be held in Variable Annuity Account B with respect to your Contract. Each Subaccount of Variable Annuity Account B has its own Accumulation Unit Value. This value may increase or decrease from day to day based on the investment performance of the applicable underlying Fund. Shares in an underlying Fund are valued at their net asset value. The net investment results of each Subaccount vary with its investment performance.

On the date Premium and/or Accumulation Value is first Allocated to a Subaccount, the value in the Subaccount equals the amount allocated to that Subaccount, less a charge for premium tax, if applicable. We calculate the value at the close of each Business Day thereafter as follows:

•     The value in each Subaccount at the close of the preceding Business Day; multiplied by

•     The Subaccount’s Net Return Factor, as described below, for the current Valuation Period; plus or minus

•     Any transfers to or from the Subaccount during the current Valuation Period; minus

•     Any Withdrawals or Surrender from the Subaccount during the current Valuation Period; minus

•     Applicable taxes, including any premium taxes, not previously deducted, allocated to the Subaccount.

A Subaccount’s Net Return Factor is a number that reflects certain charges under the Contract and the investment performance of the Subaccount. The Net Return Factor is calculated for each Subaccount as follows:

•     The net asset value of the Fund in which the Subaccount invests at the close of the current Business Day; plus

•     The amount of any dividend or capital gains distribution declared for and reinvested in such Fund during the current Valuation Period; divided by

•     The net asset value of the Fund at the close of the preceding Business Day; minus

•     A daily deduction for the Separate Account Fee for each day in the current Valuation Period.

Surrenders and Withdrawals

At any time prior to the Annuity Commencement Date, you may Surrender the Contract for its Cash Surrender Value or withdraw a portion of the Accumulation Value. A Surrender or Withdrawal before the Owner or Annuitant, as applicable, reaches age 59½ may be subject to a federal income tax penalty equal to 10% of such amount treated as income, for which you would be responsible. You should consult a tax and/or legal adviser for advice about the effect of federal income tax laws, state laws or any other tax laws affecting the Contract or any transaction involving the Contract. See the FEDERAL TAX CONSIDERATIONS section on page 49.

Except under certain qualified Contracts, you may take a Surrender or Withdrawal of the Contract at any time before the earlier of:

•     The date on which Annuity Payments begin; and

•     The death of the Owner (or, if the Owner is not a natural person, the death of the Annuitant).

Cash Surrender Value

You may take the Cash Surrender Value from the Contract. We do not guarantee a minimum Cash Surrender Value. The Cash Surrender Value will fluctuate daily based on the investment and/or performance results of the Subaccount(s), the Fixed Rate Strategy and Index Segments to which your Accumulation Value is allocated. At any time prior to the Annuity Commencement Date, the Cash Surrender Value equals the greater of (1) Contract’s Accumulation Value minus any transaction fees and charges that have been incurred but not deducted; and (2) the sum of the value of each Index Segment and each Subaccount, minus any transaction fees and charges that have been incurred but not deducted, and the Fixed Rate Strategy’s Minimum Guaranteed Value (as calculated below). The Cash Surrender Value may be more or less than the Premium payment you made.

VASC                                                                   41

The Fixed Rate Strategy Minimum Guaranteed Value equals:

•     87.5% of the portion of the Premium transferred to the Fixed Rate Strategy, less Premium Taxes, if applicable; adjusted for

•     Any re-elections, transfers or Surrender or Withdrawals; plus

•     Interest credited daily at the applicable Minimum Guaranteed Surrender Value Interest Rate.

The initial Minimum Guaranteed Surrender Value Interest Rate is set on the Contract Date and will not change for the first six Contract Years. On the sixth Contract Anniversary and on each Contract Anniversary thereafter, the Minimum Guaranteed Surrender Value Interest Rate will be set equal to the average of the five-year Constant Maturity Treasury Rate for each day that it is reported by the Federal Reserve during the month of October in the calendar year preceding the calendar year of the Contract Anniversary, less 1.25%. The Minimum Guaranteed Surrender Value Interest will be rounded to the nearest 0.05% and will not be greater than 3.0% or less than 1.0%.

To Surrender the Contract, you must provide Notice to Us. If we receive your Notice to Us before the close of business on any Business Day, we will determine the Cash Surrender Value as of the close of business on such Business Day; otherwise, we will determine the Cash Surrender Value as of the close of the next Business Day. We may require that the Contract be returned to us before we pay you the Cash Surrender Value. If you have lost the Contract, we may require that you complete and return to Customer Service a lost contract form.

We will pay the Cash Surrender Value within seven days of receipt of Notice to Us of such Surrender, but we may delay payment in certain circumstances. See the OTHER IMPORTANT INFORMATION ‒ Suspension of Payments section on page 62.

You may receive the Cash Surrender Value in a single lump sum payment. Upon payment of the Cash Surrender Value, the Contract will terminate and cease to have any further value.

Surrendering your Contract may have adverse tax consequences. See the FEDERAL TAX CONSIDERATIONS section on page 49.

Withdrawals

You may withdraw a portion of the Accumulation Value from the Contract (which we refer to as a Withdrawal). You may specify the order of processing the Withdrawals, including whether you wish to take your Withdrawal from a particular Premium and/or from the Subaccount(s), Fixed Rate Strategy or particular Index Segments. Unless you specify otherwise, Withdrawals will be deducted in the following order:

•     First from the Subaccounts on a pro rata basis;

•     Next from the Fixed Rate Strategy based on the order that values are allocated on a first in first out basis;

•     Next from the Interim Segment based on the order that values are allocated on a first in first out basis; and

•     Finally from the Index Segments on a pro rata basis.

With respect to a particular Premium that is invested in more than one Index Segment and or Subaccount, unless you specify otherwise, Withdrawals will be taken first from the portion of the Accumulation Value allocated to the Subaccount, Interim Segment and then proportionately from the Index Segments. Withdrawals from Index Segments will reflect a positive or negative Index Credit Rate.

To make a Withdrawal, you must provide Notice to Us of such Withdrawal. If we receive your Notice to Us before the close of business on any Business Day, we will determine the amount of the Accumulation Value at the close of business on such Business Day; otherwise, we will determine the amount of the Accumulation Value as of the close of the next Business Day. A Withdrawal may be subject to a Surrender Charge. See FEES AND CHARGES ‒ Transaction Fees and Charges ‒ Surrender Charge on page 22 for more information about the Surrender Charge.

We currently offer both regular Withdrawals and Systematic Withdrawals.

VASC                                                                   42

Regular Withdrawals

After your Right to Examine Period has expired (see the Free Look/Right to Cancel section on page 21), you may take one or more regular Withdrawals. Each such regular Withdrawal must be at least equal to the lesser of:

•     $1,000;

•     An amount equal to 10% of the Accumulation Value (after the first Contract Year) minus any Withdrawals already taken during the Contract Year (as determined on the date of such Withdrawals(s)), which we refer to as the Free Amount Percentage (See FEES AND CHARGES ‒ Transaction Fees and Charges ‒ Surrender Charge on page 22); and

•     The required minimum distribution amount under the Code.

You are permitted to make regular Withdrawals regardless of whether you have previously elected, or continue to elect, to make Systematic Withdrawals. A Withdrawal will be deemed a Surrender and the Cash Surrender Value will be paid if, after giving effect to the requested Withdrawal, the Cash Surrender Value remaining would be less than $2,500.

Systematic Withdrawals

You may choose to receive automatic Systematic Withdrawal payments from the Accumulation Value, provided you are not making IRA Withdrawals (see Withdrawals from Individual Retirement Annuities below). You may take Systematic Withdrawals monthly, quarterly or annually. Systematic Withdrawals will incur Surrender Charges, unless you limit the amount of your Systematic Withdrawals to the maximum amount available for Surrender in a Contract Year without incurring Surrender Charges. There is no additional charge for electing the Systematic Withdrawal option. Only one Systematic Withdrawal option may be elected at a time. You may begin a Systematic Withdrawal in a Contract Year in which a regular Withdrawal has been, or will be, made.

If you are eligible for Systematic Withdrawals, you must provide Notice to Us of the date on which you would like such Systematic Withdrawals to start. This date must be at no earlier than 30 days after the Contract Date and no later than the 28th day of any calendar month. For a day that is after the 28th day of any calendar month, the payment will be made on the first Business Day of the next succeeding calendar month. Subject to these restrictions on timing, if you have not indicated a start date, your Systematic Withdrawals will begin on the first Business Day following the Contract Date (or the monthly or quarterly anniversary thereof), and the Systematic Withdrawals will be made at the frequency you have selected. If the day on which a Systematic Withdrawal is scheduled is not a Business Day, the payment will be made on the next Business Day.

You may express the amount of your Systematic Withdrawal as either:

•     A fixed dollar amount; or

•     An amount that is a percentage of the Accumulation Value.

The amount of each Systematic Withdrawal must be a minimum of $100. If your Systematic Withdrawal is a fixed dollar amount of less than $100 on any Systematic Withdrawal date, we will automatically and immediately terminate your Systematic Withdrawal election. Fixed dollar Systematic Withdrawals that are intended to satisfy the requirements of Section 72(q) or 72(t) of the Code may exceed the maximum amount available for Surrender in a Contract Year without incurring Surrender Charges. However, such Withdrawals will incur Surrender Charges on any amount in excess of such applicable maximum amount.

Systematic Withdrawals of an amount based on a percentage of the Accumulation Value are subject to the applicable maximum percentage of Accumulation Value as shown below, which is used to calculate the amount of Surrender on the date of each Systematic Withdrawal:

Frequency of Systematic Withdrawals	Maximum Percentage of Accumulation Value
Monthly	0.83%
Quarterly	2.50%
Annually	10.00%

VASC                                                                   43

If your Systematic Withdrawal of an amount that is a percentage of the Accumulation Value would be less than $100, we will automatically increase the amount to $100, provided it does not exceed the applicable maximum percentage of Accumulation Value and you have elected not to incur Surrender Charges. Otherwise, we will only pay the portion that would not incur Surrender Charges and then automatically and immediately terminate your Systematic Withdrawal election.

You may change the fixed dollar amount, or percentage of Accumulation Value, of your Systematic Withdrawal once each Contract Year, except in a Contract Year during which you have previously made a regular Withdrawal. You may cancel the Systematic Withdrawal option at any time by providing Notice to Us at least seven days before the date of the next scheduled Systematic Withdrawal. For Systematic Withdrawals based on a fixed dollar amount, we will not adjust the Systematic Withdrawal payments to account for any Additional Premium received from you. For Systematic Withdrawals based on a percentage of your Accumulation Value, however, we will automatically incorporate into the Systematic Withdrawal calculation any Additional Premium received from you.

Surrender Charges on Systematic Withdrawals. Systematic Withdrawals will incur Surrender Charges, unless you elect to limit the amount of your Systematic Withdrawals to the maximum amount available for Surrender in a Contract Year without incurring Surrender Charges. In the event that a Systematic Withdrawal incurs a Surrender Charge, we will apply the Surrender Charge to the Accumulation Value.

Withdrawals from Individual Retirement Annuities

If you have an IRA Contract (other than a Roth IRA Contract) and will be at least age 70½ during the current calendar year, you may, pursuant to your IRA Contract, elect to have distributions made to you to satisfy requirements imposed by federal income tax law. Such IRA Withdrawals provide payout of amounts required to be distributed by the Internal Revenue Service rules governing mandatory distributions under qualified plans.

If you elect to make IRA Withdrawals, we will send Notice to You before such IRA Withdrawals commence, and you may elect to make IRA Withdrawals at that time or at a later date. Any IRA Withdrawals will be made at the frequency you have selected (which may be monthly, quarterly or annually) and will commence on the start date you have selected, which must be no earlier than 30 days after the Contract Date and no later than the 28th day of any calendar month. For a day that is after the 28th day of any calendar month, the payment will be made on the first Business Day of the succeeding month. Subject to these restrictions on timing, if you have not indicated a start date, your IRA Withdrawals will begin on the first Business Day following your Contract Date at the frequency you have selected.

At your discretion, you may request that we calculate the amount that you are required to Surrender from your IRA Contract each year based on the information you give us and the various options under the IRA Contract that you have chosen. This amount will be a minimum of $100 per IRA Withdrawal. Alternatively, we will accept written instructions from you setting forth your calculation of the required amount to be surrendered from your IRA Contract each year, also subject to the $100 minimum per IRA Withdrawal. If at any time the IRA Withdrawal amount is greater than the Accumulation Value, we will immediately terminate the IRA Contract and promptly send you an amount equal to the Cash Surrender Value.

You may not elect to make IRA Withdrawals if you have already elected to make Systematic Withdrawals. Additionally, since only one Systematic Withdrawal option may be elected at a time, if you have elected to make such Systematic Withdrawals, the distributions thereunder must be sufficient to satisfy the mandatory distribution rules imposed by federal income tax law; otherwise, we may alter such distributions to comply with federal income tax law. You are permitted to change the frequency of your IRA Withdrawals once per Contract Year, and you may cancel IRA Withdrawals altogether at any time by providing Notice to Us at least seven days before the next scheduled IRA Withdrawal date to ensure such scheduled IRA Withdrawal and successive IRA Withdrawals are not enforced.

VASC                                                                   44

Subaccount Transfers

You may transfer your Accumulation Value among the available Subaccounts, and we reserve the right to assess an Excess Transfer Fee for more than 12 transfers in a Contract Year. For purposes of assessing any Excess Transfer Fee, transfers from one Subaccount to more than one Subaccount as part of a single request or on the same day will be counted as a single transfer. We also reserve the right to limit the number of transfers you may make and may otherwise modify or terminate transfer privileges if required by our business judgment or in accordance with applicable law.

Death Benefit

Death Benefit Prior to the Annuity Commencement Date

The Contract provides for a Death Benefit equal to the Accumulation Value. The Death Benefit is calculated as of the date of:

•     Our receipt of satisfactory Proof of Death; and

•     Our receipt of all required claim forms.

Proof of Death is the documentation we deem necessary to establish death, including, but not limited to:

•     A certified copy of a death certificate;

•     A certified copy of a statement of death from the attending physician;

•     A finding of a court of competent jurisdiction as to the cause of death; or

•     Any other proof that we deem in our sole discretion to be satisfactory to us.

Until we receive satisfactory Proof of Death and all required claim forms, or a spousal Beneficiary’s election to continue the Contract, the Contract’s Accumulation Value will remain allocated to the Index Segments, Subaccounts and/or Fixed Rate Strategy to which the corresponding Accumulation Value was invested on the date of death and any allocations or will continue as if the death had not occurred.

Once we have received satisfactory Proof of Death and all required documentation necessary to process a claim, we will generally pay the Death Benefit within seven days of such date. Only one Death Benefit is payable under the Contract. The Death Benefit will be paid to the named Beneficiary, unless the Contract has Joint Owners (or if the Owner is not a natural person, the Annuitant), in which case any surviving Owner (or Annuitant, as applicable) will take the place of, and be deemed to be, the Beneficiary entitled to collect the Death Benefit. The Owner may restrict how the Beneficiary is to receive the Death Benefit (e.g., by requiring a lump-sum payment, installment payments or that any amount be applied to an Annuity Plan). See the DETAILED INFORMATION ABOUT THE CONTRACT ‒ Contract Ownership and Rights ‒ Beneficiary on page 19.

Any surviving spouse of a deceased Owner who is the sole primary Beneficiary (or, as the surviving Joint Owner, is designated as the Beneficiary) has the option, but is not required, to continue the Contract under the same terms existing prior to such Owner’s death. Such election would be in lieu of payment of the Death Benefit. Our receipt of Additional Premium will be deemed to be an election to continue the Contract. The surviving spouse’s right to continue the Contract is limited by our use of the term “spouse,” as it is defined under federal law. Also, the surviving spouse may not continue the Contract if he or she is age 95 or older on the date of the Owner’s death. If the surviving spouse elects to continue the Contract, the following will apply:

•     The surviving spouse will replace the deceased Owner as the Contract Owner (and if the deceased Owner was the Annuitant, the surviving spouse will replace the deceased Owner as the Annuitant);

•     The age of the surviving spouse will be used as the Owner’s age under the continued Contract;

•     All rights of the surviving spouse as the Beneficiary under the Contract in effect prior to such continuation election will cease;

•     If the deceased Owner died during the Surrender Charge period, Surrender Charges on any Withdrawals requested or on a Surrender of Premium received before the date of the deceased Owner’s death will be waived. Surrender Charges on Premium received after the date of the deceased Owner’s death will apply;

VASC                                                                   45

•     All rights and privileges granted by the Contract or allowed by us will belong to the surviving spouse as the Owner of the continued Contract; and

•     Upon the death of the surviving spouse as the Owner of the Contract, the Death Benefit will be distributed to the Beneficiary or Beneficiaries described below, and the Contract will terminate.

Payment of the Death Benefit to a Spousal or Non-Spousal Beneficiary

Subject to any payment restriction imposed by the Owner, the Beneficiary may decide to receive the Death Benefit:

•     In one lump sum or installment payments; or

•     By applying the Death Benefit to an Annuity Plan.

No Additional Premium may be made following the date of the Owner’s death, except by a spousal Beneficiary that elects to continue the Contract as described above. The Beneficiary may receive the Death Benefit in one lump sum payment or in installment payments, provided the Death Benefit are distributed to the Beneficiary within five years of the Owner’s death. During any deferral period after we receive Proof of Death and all required claim forms, the Contract will continue under the same terms, and the Death Benefit will be allocated among the Index Segments, Fixed Rate Strategy and/or Subaccounts as on the date of the Owner’s death. Such allocations will continue to operate as if the Owner’s death had not occurred, except that:

•     Transfers among the Contract’s investment options are not allowed;

•     Upon maturity of an Index Segment, the value of a maturing Index Segment will be allocated to the Interim Segment;

•     An Index Segment cannot have a Segment Term that extends beyond the end of any deferral period, and any amount allocated to an Index Segment at the end of any deferral period will be paid in a lump sum; and

•     The Dollar Cost Averaging program will discontinue and amounts associated with that program will be allocated to the Interim Segment.

The Beneficiary has until one year after the Owner’s death to decide to apply the Death Benefit to an Annuity Plan. If the Death Benefit is applied to an Annuity Plan, the Beneficiary will be deemed to be the Annuitant, and the Annuity Payments must:

•     Be distributed in substantially equal installments over the life of such Beneficiary or over a period not extending beyond the life expectancy of such Beneficiary; and

•     Begin no later than one year after the date of the Owner’s death.

If we do not receive a request to apply the Death Benefit to an Annuity Plan, we will make a single lump-sum payment to the Beneficiary. Unless you elect otherwise, the payment will generally be made into an interest bearing account, backed by the Company’s general account and will be subject to the Company’s financial strength and claims-paying ability. This interest bearing account is not FDIC insured and can be accessed by the Beneficiary through a draftbook feature. The Beneficiary may access Death Benefit at any time without penalty. For information on required distributions under U.S. federal income tax laws, see “Required Distributions upon Owner’s Death” below. At the time of Death Benefit election, the Beneficiary may elect to receive the Death Benefit directly by check rather than through the draftbook feature of the interest bearing account by notifying Customer Service.

The Beneficiary may elect to receive the Death Benefit in payments over a period of time based on his or her life expectancy. These payments are sometimes referred to as stretch payments. Stretch payments for each calendar year will vary in amount because they are based on the Accumulation Value and the Beneficiary’s remaining life expectancy. The first stretch payment must be made by the first anniversary of the Owner’s date of death. Each succeeding stretch payment is required to be made by December 31st of each calendar year. Stretch payments are subject to the same conditions and limitations as Systematic Withdrawals. See SURRENDERS AND WITHDRAWALS – Withdrawals ‒ Systematic Withdrawals on page 43. The rules for, and tax consequences of, stretch payments are complex and contain conditions and exceptions not covered in this prospectus. You should consult a tax and/or legal adviser for advice about the effect of federal income tax laws, state laws or any other tax laws affecting the Contract or any transactions involving the Contract.

VASC                                                                   46

Stretch Annuity

If the Owner purchased the Contract with death benefit proceeds inherited from a contract issued to another individual (the “Other Annuity Owner”), then the following restrictions apply:

•     No Additional Premium will be accepted;

•     The Contract Owner may not be changed;

•     Annuity Payments may not be elected; and

•     The Accumulation Value must be distributed in its entirety within five years of the Other Annuity Owner’s death, or beginning within one year after the Other Annuity Owner’s death:

>   Over the life of the Contract Owner; or

>   Over a period not greater than the Owner’s life expectancy.

Distributions of Accumulation Value under the stretch annuity described above are subject to the same conditions and limitations as Systematic Withdrawals. See SURRENDERS AND WITHDRAWALS – Withdrawals ‒ Systematic Withdrawals on page 43. The rules for, and tax consequences of, stretch annuities are complex and contain conditions and exceptions not covered in this prospectus. You should consult a tax and/or legal adviser for advice about the effect of federal income tax laws, state laws or any other tax laws affecting the Contract or any transactions involving the Contract.

Death Benefit Once Annuity Payments Have Begun

There is no Death Benefit once the Owner decides to begin receiving Annuity Payments. In the event the Owner dies (or, in the event that the Owner is a non-natural person, the Annuitant dies) before all guaranteed Annuity Payments have been made pursuant to any applicable Annuity Plan, we will continue to make the Annuity Payments until all such guaranteed payments have been made. The Annuity Payments will be paid to the Beneficiary according to the Annuity Plan at least as frequently as before the death of the Owner or Annuitant, as applicable. See the ANNUITY PAYMENTS AND ANNUITY PLANS section on page 47.

Annuity Payments and Annuity Plans

Annuity Payments

Subject to state law, the Contract provides for Annuity Payments, so long as the Annuitant is then living, in one of the two following ways:

•     You can elect an Annuity Plan to begin on any date following the first Contract Anniversary; or

•     We will automatically begin making Annuity Payments under an Annuity Plan on the Contract Anniversary following the Annuitant’s 95th birthday, which we refer to as the latest Annuity Commencement Date.

Subject to state law, Annuity Payments cannot begin later than latest Annuity Commencement Date, unless:

•     We agree to a later date; or

•     The IRS publishes a final regulation or a revenue ruling concluding that an annuity contract with an Annuity Commencement Date that is later than the Contract Anniversary following the oldest Annuitant’s 95th birthday will be treated as an annuity for federal tax purposes.

Notice to Us is required at least 30 days in advance of the date you wish to begin receiving Annuity Payments after we issue the Contract. If the Accumulation Value is less than $2,500 on the Annuity Commencement Date, we will pay such amount in a single lump-sum payment. Each Annuity Payment must be at least $100. We will make the Annuity Payments in monthly installments (although you can direct us to make the Annuity Payments annually instead). We reserve the right in the Contract to make the Annuity Payments less frequently, as necessary, to make the Annuity Payment equal to at least $100. We may also change the $2,500 and $100 minimums based upon increases reflected in the Consumer Price Index for All Urban Consumers (CPI-U) since January 1, 2017.

There is no Death Benefit once you begin to receive Annuity Payments under an Annuity Plan.

VASC                                                                   47

Calculation of Annuity Payments

If you elect to annuitize your Contract prior to the latest Annuity Commencement Date we will determine the Annuity Payments by multiplying the greater of (1) the Accumulation Value, minus any applicable premium tax, and (2) the sum of the Fixed Rate Strategy Minimum Guaranteed Value and the value of each Subaccount and each Index Segment, minus any applicable premium tax by the applicable payment factor and dividing that amount by 1,000.

The applicable payment factor depends on:

•     The Annuity Plan;

•     The frequency of Annuity Payments;

•     The age of the Annuitant (and sex, where appropriate under applicable law); and

•     A net investment return of 1.0% is assumed (we may pay a higher return at our discretion).

To avoid certain tax penalties, you or your Beneficiary must meet the distribution rules imposed by the Tax Code. Additionally, when selecting an Annuity Plan, the Tax Code requires that your expected payments will not exceed certain durations. See the FEDERAL TAX CONSIDERATIONS section on page 49.

Annuity Plans

You may elect one of the following Annuity Plans:

•     Payments for a Period Certain ‒ Annuity Payments are made in equal installments for a fixed number of years. The number of years cannot be less than 10 nor more than 30, unless otherwise required by applicable law;

•     Payments for Life with a Period Certain ‒ Annuity Payments are made for a fixed number of years and as long thereafter as long as the Annuitant is living. The number of years cannot be less than 10 nor more than 30, unless otherwise required by applicable law; or

•     Life Only Payments ‒ Annuity Payments are made for as long as the Annuitant is living.

In addition, you may elect any other Annuity Plan we may be offering at the time Annuity Payments begin.

Annuity Plans provide for Annuity Payments of a fixed dollar amount only, using the Annuity 2012 Mortality Tables. The Annuity Plan may be changed at any time before the Annuity Commencement Date, upon 30 days prior Notice to Us. If you do not elect an Annuity Plan, Annuity Payments will be made automatically each month for a minimum of 120 months and as long thereafter as the Annuitant is living, based on the oldest Annuitant’s life, unless otherwise limited by applicable law.

Your election of an Annuity Plan is subject to the following additional terms and conditions:

•     Annuity Payments will be made to the Owner, unless you provide Notice to Us directing otherwise;

•     You must obtain our consent if the payee is not a natural person; and

•     Any change in the payee will take effect as of the date we receive Notice to Us.

Death of the Annuitant who is not an Owner

In the event the Annuitant dies on or after the Annuity Commencement Date, but before all Annuity Payments have been made pursuant to the Annuity Plan elected, we will continue the Annuity Payments until all guaranteed Annuity Payments have been made. The Annuity Payments will be paid at least as frequently as before the Annuitant’s death until the end of any guaranteed period certain. We may require satisfactory Proof of Death in regard to the Annuitant before continuing the Annuity Payments.

VASC                                                                   48

FEDERAL TAX CONSIDERATIONS

Introduction

The Contract described in this prospectus is designed to be treated as an annuity for U.S. federal income tax purposes. This section discusses our understanding of current federal income tax laws affecting the Contract. The federal income tax treatment of the Contract is complex and sometimes uncertain. You should keep the following in mind when reading this section:

•     Your tax position (or the tax position of the designated Beneficiary, as applicable) determines the federal taxation of amounts held or paid out under the Contract;

•     Tax laws change. It is possible that a change in the future could affect contracts issued in the past, including the Contract described in this prospectus;

•     This section addresses some, but not all, applicable federal income tax rules and does not discuss federal estate and gift tax implications, state and local taxes or any other tax provisions;

•     We do not make any guarantee about the tax treatment of the Contract or transactions involving the Contract; and

•     No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of those set forth below.

We do not intend this information to be tax advice. No attempt is made to provide more than a general summary of the U.S. federal tax rules affecting the Contract, and the Tax Code may contain other restrictions and conditions that are not included in this summary. You should consult with a tax and/or legal adviser for advice about the effect of federal income tax laws, state tax laws or any other tax laws affecting the Contract or any transactions involving the Contract.

Types of Contracts:  Nonqualified or Qualified

The Contract described in this prospectus may be purchased on a non-tax-qualified basis (Nonqualified Contracts) or purchased on a tax-qualified basis (Qualified Contracts).

Nonqualified Contracts. Nonqualified Contracts do not receive the same tax benefits as are afforded to contracts funding qualified plans. You may not deduct the amount of Premium applied to a Nonqualified Contract. Rather, Nonqualified Contracts are purchased with after-tax contributions to save money, generally for retirement, with the right to receive Annuity Payments for either a specified period of time or over a lifetime.

Qualified Contracts. Qualified Contracts are designed for use by individuals and/or employers whose Premium is comprised solely of proceeds from retirement plans or programs entitled to special favorable income tax treatment under Sections 408 or 408A of the Tax Code. Employers or individuals intending to use the Contract with such plans or programs should seek tax and/or legal advice.

Taxation of Nonqualified Contracts

Taxation of Gains Prior to Distribution or Annuity Starting Date

General. Tax Code Section 72 governs the federal income taxation of annuity contracts in general. We believe that if you are a natural person (in other words, an individual), you will generally not be taxed on increases in the value of a Nonqualified Contract until a distribution occurs or until Annuity Payments begin. This assumes that the Contract will qualify as an annuity contract for federal income tax purposes. For these purposes, the agreement to assign or pledge any portion of the Contract’s Accumulation Value will be treated as a distribution. In order to be eligible to receive deferral of taxation, the following requirements must be satisfied:

VASC                                                                   49

•     Diversification. Tax Code Section 817(h) requires that in a Nonqualified Contract the investments of the funds be “adequately diversified” in accordance with Treasury Regulations in order for the contract to qualify as an annuity contract under federal tax law. Variable Annuity Account B, through the Funds, intends to comply with the diversification requirements prescribed by Tax Code Section 817(h) and by the Treasury Regulations Sec. 1.817-5, which affects how the Funds’ assets may be invested. If it is determined, however, that your Contract does not satisfy the applicable diversification requirements and rulings because a Subaccount’s underlying Fund fails to be adequately diversified for whatever reason, we will take appropriate steps to bring your Contract into compliance with such regulations and rulings, and we reserve the right to modify your Contract as necessary to do so;

•     Investor Control. Although earnings under Nonqualified Annuity Contracts generally are not taxed until withdrawn, the IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of investment control over such assets. In these circumstances, income and gains from the separate account assets would be currently includible in the variable contract owner’s gross income. Future guidance regarding the extent to which Contract Owners could direct their investments among Subaccounts without being treated as owners of the underlying assets of the separate account may adversely affect the tax treatment of existing contracts, such as the Contract described in this prospectus. The Company therefore reserves the right to modify the Contract as necessary to attempt to prevent the Contract Owner from being considered the federal tax owner of a pro rata share of the assets of Variable Annuity Account B;

•     Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, the Tax Code requires any Nonqualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of your death. The Nonqualified Contracts contain provisions that are intended to comply with these Tax Code requirements, although no regulations interpreting these requirements have yet been issued. When such requirements are clarified by regulation or otherwise, we intend to review such distribution provisions and modify them if necessary to assure that they comply with the applicable requirements;

•     Non-Natural Owners of a Nonqualified Contract. If the Contract Owner is not a natural person (in other words, is not an individual), a Nonqualified Contract generally is not treated as an annuity for federal income tax purposes and the income on the Contract for the taxable year is currently taxable as ordinary income. Income on the Contract is any increase in the Contract’s Accumulation Value over the “investment in the Contract” (generally, the Premium or other consideration you paid for the Contract less any nontaxable Withdrawals) during the taxable year. There are some exceptions to this rule and a non-natural person should consult with a tax and/or legal adviser before purchasing the Contract. When the Contract Owner is not a natural person, a change in the Annuitant is treated as the death of the Contract Owner; and

•     Delayed Annuity Starting Date. If the Contract’s Annuity Commencement Date occurs (or is scheduled to occur) at a time when the Annuitant has reached an advanced age (e.g., after age 95), it is possible that the Contract would not be treated as an Annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includible in your income.

Taxation of Distributions

General. When a Withdrawal from a Nonqualified Contract occurs before the Annuity Commencement Date, the amount received will be treated as ordinary income subject to federal income tax up to an amount equal to the excess (if any) of the Accumulation Value (unreduced by the amount of any early Withdrawal Surrender Charge) immediately before the distribution over the Contract Owner’s investment in the Contract at that time. Investment in the Contract is generally equal to the amount of all Premium applied to the Contract, plus amounts previously included in your gross income as the result of certain loans, assignments or gifts, less the aggregate amount of non-taxable distributions previously made.

In the case of a Surrender under a Nonqualified Contract, the amount received generally will be taxable only to the extent it exceeds the Contract Owner’s investment in the Contract (cost basis).

VASC                                                                   50

10% Penalty. A distribution from a Nonqualified Contract may be subject to a penalty equal to 10% of the amount treated as income. In general, however, there is no penalty on distributions:

•     Made on or after the taxpayer reaches age 59½;

•     Made on or after the death of a Contract Owner (the Annuitant if the Contract Owner is a non-natural person);

•     Attributable to the taxpayer’s becoming disabled as defined in the Tax Code;

•     Made as part of a series of substantially equal periodic payments (at least annually) over your life or life expectancy or the joint lives or joint life expectancies of you and your designated Beneficiary; or

•     The distribution is allocable to investment in the Contract before August 14, 1982.

The 10% penalty does not apply to distributions from an immediate annuity as defined in the Tax Code. Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. A tax and/or legal adviser should be consulted with regard to exceptions from the penalty tax.

Tax-Free Exchanges. Section 1035 of the Tax Code permits the exchange of a life insurance, endowment or annuity contract for an annuity contract on a tax-free basis. In such instance, the “investment in the contract” in the old contract will carry over to the new contract. You should consult with your tax and/or legal adviser regarding procedures for making Section 1035 exchanges.

If your Contract is purchased through a tax-free exchange of a life insurance, endowment or annuity contract that was purchased prior to August 14, 1982, then any distributions other than Annuity Payments will be treated, for tax purposes, as coming:

•     First, from any remaining “investment in the contract” made prior to August 14, 1982 and exchanged into the Contract;

•     Next, from any “income on the contract” attributable to the investment made prior to August 14, 1982;

•     Then, from any remaining “income on the Contract”; and

•     Lastly, from any remaining “investment in the Contract.”

In certain instances, the partial exchange of a portion of one annuity contract for another contract is a tax-free exchange. Pursuant to IRS guidance, receipt of partial withdrawals or surrenders from either the original contract or the new contract during the 180 day period beginning on the date of the partial exchange may retroactively negate the partial exchange. If the partial exchange is retroactively negated, the partial withdrawal or surrender of the original contract will be treated as a withdrawal, taxable as ordinary income to the extent of gain in the original contract and, if the partial exchange occurred prior to you reaching age 59½, may be subject to an additional 10% penalty. We are not responsible for the manner in which any other insurance company, for tax reporting purposes, or the IRS, with respect to the ultimate tax treatment, recognizes or reports a partial exchange. We strongly advise you to discuss any proposed 1035 exchange or subsequent distribution within 180 days of a partial exchange with your tax and/or legal adviser prior to proceeding with the transaction.

Taxation of Annuity Payments. Although tax consequences may vary depending upon the payment option elected under an annuity contract, a portion of each Annuity Payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an Annuity Payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of Annuity Payments, as determined when Annuity Payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each subsequent Annuity Payment is subject to tax as ordinary income.

Annuity Contracts that are partially annuitized after December 31, 2010, are treated as separate contracts with their own Annuity Commencement Date and exclusion ratio. Specifically, an exclusion ratio will be applied to any amount received as an annuity under a portion of the annuity provided that the Annuity Payments are made for a period of ten years or more or for life. Please consult your tax and/or legal adviser before electing a partial annuitization.

VASC                                                                   51

Death Benefits. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows:

•     If distributed in a lump sum, they are taxed in the same manner as a Surrender of the Contract; or

•     If distributed under an Annuity Payment option, they are taxed in the same way as Annuity Payments.

Special rules may apply to amounts distributed after a Beneficiary has elected to maintain the Contract’s Accumulation Value and receive Annuity Payments.

Different distribution requirements apply if the Contract Owner’s death occurs:

•     After he or she begins receiving Annuity Payments under the Contract; or

•     Before he or she begins receiving such distributions.

If the Contract Owner’s death occurs after he or she begins receiving Annuity Payments, distributions must be made at least as rapidly as under the method in effect at the time of such Contract Owner’s death.

If the Contract Owner’s death occurs before he or she begins receiving Annuity Payments, such Contract Owner’s entire balance must be distributed within five years after the date of his or her death. For example, if the Contract Owner dies on September 1, 2018, his or her entire balance must be distributed by August 31, 2023. However, if distributions begin within one year of such Contract Owner’s death, then payments may be made over either of the following two timeframes:

•     Over the life of the designated Beneficiary; or

•     Over a period not extending beyond the life expectancy of the designated Beneficiary.

If the designated Beneficiary is your spouse, your Contract may be continued with the surviving spouse as the new Contract Owner. If the Contract Owner is a non-natural person and the primary Annuitant dies, the same rules apply on the death of the primary Annuitant as outlined above for the death of the Contract Owner.

Assignments and Other Transfers. A transfer, pledge or assignment of ownership of a Nonqualified Contract, the selection of certain annuity dates, or the designation of an Annuitant or payee other than an Owner may result in certain tax consequences to you that are generally not discussed herein. Notwithstanding the assignment, pledge or agreement to assign or pledge any portion of the Accumulation Value generally will be treated as a distribution for federal income tax purposes. Anyone contemplating any such transfer, pledge, assignment or designation or exchange, should consult a tax and/or legal adviser regarding the potential tax effects of such a transaction.

Immediate Annuities. Under Section 72 of the Tax Code, an immediate annuity means an annuity:

•     That is purchased with a single Premium;

•     With Annuity Payments starting within one year from the date of purchase; and

•     That provides a series of substantially equal periodic payments made annually or more frequently.

While this Contract is not designed as an immediate annuity, treatment as an immediate annuity would have significance with respect to exceptions from the 10% early Withdrawal penalty, to Contracts owned by non-natural persons, and for certain exchanges.

Multiple Contracts. Tax laws require that all Nonqualified deferred annuity contracts that are issued by a company or its affiliates to the same contract owner during any calendar year be treated as one annuity contract for purposes of determining the amount includible in gross income under Tax Code Section 72(e). In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Tax Code Section 72(e) through the serial purchase of annuity contracts or otherwise.

VASC                                                                   52

Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a Contract unless the distributee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. Withholding is mandatory, however, if the distributee fails to provide a valid taxpayer identification number or if we are notified by the IRS that the taxpayer identification number we have on file is incorrect. The withholding rates applicable to the taxable portion of periodic Annuity Payments are the same as the withholding rates generally applicable to payments of wages. In addition, a 10% withholding rate applies to the taxable portion of any non-periodic payments. Regardless of whether you elect to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment.

Certain states have indicated that state income tax withholding will also apply to payments from the Contracts made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. In some states, you may elect out of state withholding, even if federal withholding applies. If you need more information concerning a particular state or any required forms, please contact Customer Service.

If you or your designated Beneficiary is a non-resident alien, then any withholding is governed by Tax Code Section 1441 based on the individual’s citizenship, the country of domicile and treaty status, and we may require additional documentation prior to processing any requested transaction.

Taxation of Qualified Contracts

Eligible Retirement Plans and Programs

The Contract may be purchased with the following retirement plans and programs to accumulate retirement savings:

•     Individual Retirement Annuities (“IRA”) and Roth IRA. Section 408 of the Tax Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (“IRA”). Certain employers may establish Simplified Employee Pension (“SEP”) or Savings Incentive Match Plan for Employees (“SIMPLE”) plans to provide IRA contributions on behalf of their employees. Section 408A of the Tax Code permits certain eligible individuals to contribute to a Roth IRA, which provides for tax-free distributions, subject to certain restrictions. Sales of the Contract for use with IRAs or Roth IRAs may be subject to special requirements of the IRS. The IRS has not reviewed the Contracts described in this prospectus for qualification as IRAs and has not addressed, in a ruling of general applicability, whether the Contract’s Death Benefit provisions comply with IRA qualification requirements.

Special Considerations for IRAs. IRAs are subject to limits on the amounts that can be contributed, the deductible amount of the contribution, the persons who may be eligible, and the time when distributions commence. Contributions to IRAs must be made in cash or as a rollover or a transfer from another eligible plan. Also, distributions from IRAs, individual retirement accounts, and other types of retirement plans may be “rolled over” on a tax-deferred basis into an IRA. You may roll over a distribution from an IRA only once in any 12 month period. Beginning in 2015, you will not be able to roll over any portion of an IRA distribution if you rolled over a distribution during the preceding one-year period. This limit applies by aggregating all of your IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of this limit. Please note that this one-rollover-per-year rule does not apply to:  (1) the conversion of a traditional IRA to a Roth IRA; (2) a rollover to or from a qualified plan; or (3) a trustee-to-trustee transfer between IRAs. Please consult your own tax and/or legal adviser if you have additional questions about these rules.

Special Considerations for Roth IRAs. Contributions to a Roth IRA are subject to limits on the amount of contributions and the persons who may be eligible to contribute, are not deductible, and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. Certain qualifying individuals may convert an IRA, SEP IRA, or a SIMPLE IRA to a Roth IRA. Such rollovers and conversions are subject to tax, and other special rules may apply. Beginning in 2015, you will not be able to roll over any portion of a Roth IRA distribution if you rolled over another IRA distribution during the preceding one-year period. This limit applies by aggregating all of your IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of this limit. Please note that this one-rollover-per-year rule does not apply to:  (1) the conversion of a traditional IRA to a Roth IRA; (2) a rollover to or from a qualified plan; or (3) a trustee-to-trustee transfer between Roth IRAs. Please consult your own tax and/or legal adviser if you have additional questions about these rules.

VASC                                                                   53

A 10% additional tax may apply to amounts attributable to a conversion to a Roth IRA if the amounts are distributed during the five taxable years beginning with the year in which the conversion was made.

Taxation

The tax rules applicable to Qualified Contracts vary according to the type of Qualified Contract, the specific terms and conditions of the Qualified Contract and the terms and conditions of the qualified plan or program. The ultimate effect of federal income taxes on the amounts held under a Qualified Contract, or on Annuity Payments from a Qualified Contract, depends upon the type of Qualified Contract or program as well as your particular facts and circumstances. Special favorable tax treatment may be available for certain types of contributions and distributions. In addition, certain requirements must be satisfied in purchasing a Qualified Contract with proceeds from a tax-qualified plan or program in order to continue receiving favorable tax treatment.

Adverse tax consequences may result from:

•     Contributions in excess of specified limits;

•     Distributions before age 59½ (subject to certain exceptions);

•     Distributions that do not conform to specified commencement and minimum distribution rules; and

•     Certain other specified circumstances.

Some Qualified Contracts may be subject to additional distribution or other requirements that are not incorporated into the Contract described in this prospectus. No attempt is made to provide more than general information about the use of the Contract as a Qualified Contract. Contract Owners, participants, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefit under these qualified plans and programs may be subject to the terms and conditions of the plan or program, regardless of the terms and conditions of the Contract. The Company is not bound by the terms and conditions of such plans and programs to the extent such terms contradict the language of the Contract, unless we consent in writing.

Contract Owners, Annuitants and Beneficiaries generally are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law. Therefore, you should seek tax and/or legal advice regarding the suitability of the Contract for your particular situation. The following discussion assumes that Qualified Contracts are purchased with proceeds from and/or contributions under retirement plans or programs that qualify for the intended special federal tax treatment.

Tax Deferral. Under federal tax laws, earnings on amounts held in annuity contracts are generally not taxed until they are withdrawn. However, in the case of a qualified plan (as described in this prospectus), an annuity contract is not necessary to obtain the favorable tax treatment and does not provide any tax benefits beyond deferral already available to the qualified plan itself. Annuities do provide other features and benefits (such as the lifetime Annuity Payment options at established rates) that may be valuable to you. You should discuss your alternatives with a qualified financial representative taking into account the additional fees and charges you may incur in an annuity.

Contributions

In order to be excludable from gross income for federal income tax purposes, total annual contributions to certain qualified plans and programs are limited by the Tax Code. We provide general information on these requirements for certain plans and programs below You should consult with a tax and/or legal adviser in connection with contributions to a Qualified Contract.

Distributions - General

Certain tax rules apply to distributions from the Contract. A distribution is any amount taken from a Contract including Withdrawals, Annuity Payments, rollovers, exchanges and Death Benefit proceeds. We report the gross and taxable portion of all distributions to the IRS.

VASC                                                                   54

IRAs. All distributions from an IRA are taxed as received unless either one of the following is true:

•     The distribution is directly transferred to another IRA or to a plan eligible to receive rollovers as permitted under the Tax Code; or

•     You made after-tax contributions to the IRA. In this case, the distribution will be taxed according to rules detailed in the Tax Code.

10% Additional Tax. The Tax Code imposes a 10% additional tax on the taxable portion of any distribution from an IRA or a Roth IRA unless certain exceptions, including one or more of the following, have occurred:

•     You have attained age 59½;

•     You have become disabled, as defined in the Tax Code;

•     You have died and the distribution is to your Beneficiary;

•     You have separated from service with the plan sponsor at or after age 55;

•     The distribution amount is rolled over into another eligible retirement plan or to a traditional or Roth IRA in accordance with the terms of the Tax Code;

•     You have separated from service with the plan sponsor and the distribution amount is made in substantially equal periodic payments (at least annually) over your life or the life expectancy or the joint lives or joint life expectancies of you and your designated Beneficiary;

•     The distribution is paid directly to the government in accordance with an IRS levy;

•     The Withdrawal amount is paid to an alternate payee under a Qualified Domestic Relations Order (“QDRO”); or

•     The distribution is a qualified reservist distribution as defined under the Tax Code.

In addition, the 10% additional tax does not apply to the amount of a distribution equal to unreimbursed medical expenses incurred by the Contract Owner during the taxable year that qualify for deduction as specified in the Tax Code. The Tax Code may provide other exceptions or impose other penalty taxes in other circumstances.

Qualified Distributions - Roth IRA. A partial or full distribution of Premium applied to a Roth IRA account and earnings credited on that Premium will be excludable from income if it is a qualified distribution. A “qualified distribution” from a Roth IRA is defined as a distribution that meets the following two requirements:

•     The distribution occurs after the five-year taxable period measured from the earlier of:

>   The first taxable year you made a designated Roth contribution to any designated Roth account established for you under the same applicable retirement plan as defined in Tax Code Section 402A;

>   If a rollover contribution was made from a designated Roth account previously established for you under another applicable retirement plan, the first taxable year for which you made a designated Roth contribution to such previously established account; or

>   The first taxable year in which you made an in-plan Roth rollover of non-Roth amounts under the same plan; AND

•     The distribution occurs after you attain age 59½, die with payment being made to your Beneficiary, or become disabled as defined in the Tax Code.

A distribution from a Roth account that is not a qualified distribution is includible in gross income under the Tax Code in proportion to your investment in the Contract (basis) and earnings on the Contract.

Distributions - Eligibility

Lifetime Required Minimum Distributions (IRAs)

To avoid certain tax penalties, you and any designated Beneficiary must also satisfy the required minimum distribution rules set forth in the Tax Code. These rules dictate the following:

•     Start date for distributions;

•     The time period in which all amounts in your Contract(s) must be distributed; and

•     Distribution amounts.

VASC                                                                   55

Start Date. Generally, you must begin receiving distributions by April 1 of the calendar year following the calendar year in which you attain age 70½ or retire, whichever occurs later.

Time Period. We must pay out distributions from the Contract over a period not extending beyond one of the following time periods:

•     Over your life or the joint lives of you and your designated Beneficiary; or

•     Over a period not greater than your life expectancy or the joint life expectancies of you and your designated Beneficiary.

Distribution Amounts. The amount of each required minimum distribution must be calculated in accordance with Tax Code Section 401(a)(9). The entire interest in the account includes the amount of any outstanding rollover, transfer, recharacterization, if applicable, and the actuarial present value of other benefits provided under the account, such as guaranteed Death Benefits and any optional living benefit.

50% Excise Tax. If you fail to receive the required minimum distribution for any tax year, a 50% excise tax may be imposed on the required amount that was not distributed.

Lifetime required minimum distributions are not applicable to Roth IRAs during your lifetime. Further information regarding required minimum distributions may be found in your Contract.

Required Distributions upon Death (IRAs and Roth IRAs)

Different distribution requirements apply after your death, depending upon if you have begun receiving required minimum distributions. Further information regarding required distributions upon death may be found in your Contract.

If your death occurs on or after the date you begin receiving minimum distributions under the Contract, distributions generally must be made at least as rapidly as under the method in effect at the time of your death. Tax Code Section 401(a)(9) provides specific rules for calculating the minimum required distributions after your death.

If your death occurs before the date you begin receiving minimum distributions under the Contract, your entire balance must be distributed by December 31 of the calendar year containing the fifth anniversary of the date of your death. For example, if you die on September 1, 2018, your entire balance must be distributed to the designated Beneficiary by December 31, 2023. However, if distributions begin by December 31 of the calendar year following the calendar year of your death, then payments may be made within one of the following timeframes:

•     Over the life of the designated Beneficiary; or

•     Over a period not extending beyond the life expectancy of the designated Beneficiary.

Start Dates for Spousal Beneficiaries. If the designated Beneficiary is your spouse, distributions must begin on or before the later of the following:

•     December 31 of the calendar year following the calendar year of your death; or

•     December 31 of the calendar year in which you would have attained age 70½.

No Designated Beneficiary. If there is no designated Beneficiary, the entire interest generally must be distributed by the end of the calendar year containing the fifth anniversary of the Contract Owner’s death.

Special Rule for IRA Spousal Beneficiaries (IRAs and Roth IRAs Only). In lieu of taking a distribution under these rules, if the sole designated Beneficiary is the Contract Owner’s surviving spouse, the spousal Beneficiary may elect to treat the Contract as his or her own IRA and defer taking a distribution until his or her own start date. The surviving spouse is deemed to have made such an election if the surviving spouse makes a rollover to or from the Contract or fails to take a distribution within the required time period.

VASC                                                                   56

Withholding

Any taxable distributions under the Contract are generally subject to withholding. Federal income tax withholding rates vary according to the type of distribution and the recipient’s tax status.

IRAs and Roth IRAs. Generally, you or, if applicable, a designated Beneficiary may elect not to have tax withheld from distributions.

Non Resident Aliens. If you or your designated Beneficiary is a non-resident alien, withholding will generally be 30% based on the individual’s citizenship, the country of domicile and treaty status. We may require additional documentation prior to processing any requested distribution.

Assignment and Other Transfers

IRAs and Roth IRAs. The Tax Code does not allow a transfer or assignment of your rights under these Contracts except in limited circumstances. Adverse tax consequences may result if you assign or transfer your interest in the Contract to persons other than your spouse incident to a divorce. Anyone contemplating such an assignment or transfer should contact a tax and/or legal adviser regarding the potential tax effects of such a transaction.

Same-Sex Marriages

The Contract provides that upon your death a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s Death Benefit and any joint-life coverage under a living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Please consult your tax and/or legal adviser for further information about this subject.

Possible Changes in Taxation

Although the likelihood of changes in tax legislation, regulation, rulings and other interpretation thereof is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective before the date of the change). You should consult a tax and/or legal adviser with respect to legislative developments and their effect on the Contract.

Taxation of the Company

We are taxed as a life insurance company under the Tax Code. Variable Annuity Account B is not a separate entity from us. Therefore, it is not taxed separately as a “regulated investment company” but is taxed as part of the Company.

We automatically apply investment income and capital gains attributable to Variable Annuity Account B to increase reserves under the Contracts. Because of this, under existing federal tax law we believe that any such income and gains will not be taxed to the extent that such income and gains are applied to increase reserves under the Contracts. In addition, any foreign tax credits attributable to Variable Annuity Account B will be first used to reduce any income taxes imposed on Variable Annuity Account B before being used by the Company.

VASC                                                                   57

In summary, we do not expect that we will incur any federal income tax liability attributable to Variable Annuity Account B and we do not intend to make any provision for such taxes. However, changes in federal tax laws and/or their interpretation thereof may result in our being taxed on income or gains attributable to Variable Annuity Account B. In this case we may impose a charge against Variable Annuity Account B (with respect to some or all of the Contracts) to set aside provisions to pay such taxes. We may deduct this amount from Variable Annuity Account B, including from your Accumulation Value.

Selling the Contract

General

Our affiliate, Directed Services LLC, serves as the principal underwriter and distributor of the Contract as well as for our other contracts. Directed Services LLC, a Delaware limited liability company, is registered as a broker/dealer with the SEC and is also a member of FINRA. Directed Services LLC’s principal office is located at One Orange Way, Windsor, Connecticut 06095-4774.

We sell the Contract through licensed insurance agents who are registered representatives of broker/dealers and registered investment advisors who are licensed and qualified under any applicable federal or state securities rules and regulations that have entered into selling agreements with Directed Services LLC. We refer to these broker/dealers and investment advisors as “distributors.” Voya Financial Advisors, Inc. is affiliated with the Company and has entered into a selling agreement with Directed Services LLC for the sale of our variable annuity contracts.

Compensation Agreements

Directed Services LLC pays selling firms compensation for the promotion and sale of the Contract. Registered representatives of distributors who solicit sales of the Contract typically receive a portion of the compensation paid to the distributor in the form of commissions or other compensation, depending on the agreement between the distributor and the registered representative. This compensation, as well as other incentives or payments, is not paid directly by the Contract Owners or Variable Annuity Account B, but instead is paid by us through Directed Services LLC. We intend to recoup this compensation and other sales expenses paid to distributors through fees and charges imposed under the Contract.

Directed Services LLC pays selling firms for Contract sales according to one or more schedules. This compensation is generally based on a percentage of Premium payments. Selling firms may receive commissions of up to 7% of Premium payments. In addition, selling firms may receive ongoing annual compensation of up to 1% of all, or a portion, of values of Contracts sold through the firm. Individual representatives may receive all or a portion of the compensation paid to their selling firm, depending on the firm’s practices. Commissions and annual compensation, when combined, could exceed 7% of total Premium payments.

Directed Services LLC has special compensation arrangements with certain selling firms based on such firms’ aggregate or anticipated sales of the Contracts or other specified criteria. These special compensation arrangements will not be offered to all distributors, and the terms of such arrangements may differ among selling firms based on various factors. Any such compensation payable to a selling firm will not result in any additional direct charge to you by us.

VASC                                                                   58

In addition to the direct cash compensation for Contract sales described above, Directed Services LLC may also pay distributors additional compensation or reimbursement of expenses for their efforts in selling the Contract to you and other customers. These amounts may include:

•     Marketing/distribution allowances, which may be based on the percentages of Premium received, the aggregate commissions paid and/or the aggregate assets held in relation to certain types of designated insurance products issued by the Company and/or its affiliates during the calendar year;

•     Loans or advances of commissions in anticipation of future receipt of Premiums (i.e., a form of lending to registered representatives). These loans may have advantageous terms such as reduction or elimination of the interest charged on the loan and/or forgiveness of the principal amount of the loan, which terms may be conditioned on fixed insurance product sales;

•     Education and training allowances to facilitate our attendance at certain educational and training meetings to provide information and training about our products. We also hold training programs from time to time at our expense;

•     Sponsorship payments or reimbursements for distributors to use in sales contests and/or meetings for their registered representatives who sell our products. We do not hold contests based solely on the sales of the Contract;

•     Certain overrides and other benefits that may include cash compensation based on the amount of earned commissions, representative recruiting or other activities that promote the sale of the Contract; and

•     Additional cash or non-cash compensation and reimbursements permissible under existing law. This may include, but is not limited to, cash incentives, merchandise, trips, occasional entertainment, meals and tickets to sporting events, client appreciation events, business and educational enhancement items, payment for travel expenses (including meals and lodging) to pre-approved training and education seminars and payment for advertising and sales campaigns.

We may pay commissions, dealer concessions, wholesaling fees, overrides, bonuses, other allowances and benefits and the costs of all other incentives or training programs from our resources, which include the fees and charges imposed under the Contract.

The following is a list of the top 25 selling firms that, during 2016, received the most total dollars of compensation, in the aggregate, from us in connection with the sale of registered annuity contracts issued by us, ranked from greatest compensation to least compensation:

•     Wells Fargo Advisors, LLC;

•     LPL Financial Corporation;

•     Morgan Stanley Smith Barney LLC;

•     Voya Financial Advisors, Inc.;

•     Merrill Lynch, Pierce, Fenner & Smith Incorporated;

•     Cetera Advisor Networks LLC;

•     Raymond James and Associates Inc.;

•     UBS Financial Services;

•     National Planning Corporation;

•     Ameriprise Financial Services, Inc.;

•     Securities America, Inc.;

•     Cambridge Investment Research Inc.;

•     Commonwealth Equity Services, Inc.;

•     Stifel Nicolaus and Company Incorporated;

•     Woodbury Financial Services Inc.;

•     Edward D. Jones & Co., L.P. dba Edward Jones;

•     First Allied Securities Inc.;

•     Kestra Investment Services, LLC;

•     SII Investments Inc.;

•     Royal Alliance Associates Inc.;

•     RBC Capital Markets LLC;

•     Centaurus Financial, Inc.;

•     Directed Services LLC;

•     J.P. Morgan Securities LLC; and

•     MML Investors Services, Inc.

Directed Services LLC may also compensate distributors, and their sales management personnel, for contract sales within the wholesale/distribution channel. This compensation may be based on a percentage of Premiums and/or a percentage of Accumulation Value. Directed Services LLC may, at its discretion, pay additional cash compensation to wholesalers/distributors for sales by certain broker/dealers or “focus firms.”

VASC                                                                   59

This is a general discussion of the types and levels of compensation paid by us for sale of our registered annuity contracts. It is important for you to know that the payment of volume or sales-based compensation to a distributor or registered representative may provide that registered representative a financial incentive to promote our products, such as the Contract, over those of another company, and may also provide a financial incentive to promote one of our contracts over another, such as the Contract.

Other Important Information

General Provisions

Your Contract

The Contract described in this prospectus, together with any applications and any riders or Endorsements, constitutes the entire agreement between you and us and should be retained. For further information about the Contract, contact Customer Service. A president or other officer of the Company and our secretary or assistant secretary must sign all changes or amendments to the Contract. No other person may change its terms or conditions.

Order Processing

In certain circumstances, we may need to correct the pricing associated with an order that has been processed. In such circumstances, we may incur a loss or receive a gain depending upon the price when the order was executed and the price when the order is corrected. Losses may be covered from our assets and gains that may result from such order correction will be retained by us as additional compensation associated with order processing.

Age

We issue your Contract at the Owner(s) and Annuitant(s) ages (stated in your Contract schedule) based on the last birthday as of at the time of application. On the application date, the Owner(s) and Annuitant(s) can generally be no more than age 80.

We determine an Owner’s and Annuitant’s age at a given time by adding the number of completed Contract Years to the age stated in your Contract schedule.

Misstatement Made by Owner in Connection with Purchase of the Contract

We may require proof of the age and sex of the person upon whose life certain benefit payments are determined (i.e., the Death Benefit or Annuity Payments). If the Owner misstates the age or sex of a person in connection with the purchase of the Contract, we reserve the right in the Contract to adjust (either upward or downward) these payments based on the correct age or sex. If an upward adjustment to your benefit payment is required, we will include an amount in your next benefit payment representing the past underpayments by us, with interest credited at the rate of 1.5% annually (where permitted). If a downward adjustment to your benefit payment is required, we will make a deduction from future benefit payments until the past overpayments by us, plus interest at 1.5% annually (where permitted), has been repaid in full by you.

VASC                                                                   60

We reserve the right in the Contract (where permitted) to void the Contract and return the Cash Surrender Value in the event of any fraudulent material misrepresentation made by the Owner in connection with the purchase of the Contract.

Insurable Interest

We require the Owner of the Contract to have an Insurable Interest in the Annuitant. Insurable Interest means the Owner has a lawful and substantial economic interest in the continued life of the Annuitant. An Insurable Interest does not exist if the Owner’s sole economic interest in the Annuitant arises as a result of the Annuitant’s death. A natural person is presumed to have an Insurable Interest in his or her own life. A natural person is also generally considered to have an Insurable Interest in his or her spouse and family members. State statutory and case law have established guidelines for circumstances in which an Insurable Interest is generally considered to exist:

•     Relationships between parent and child, brother and sister, and grandparent and grandchild; and

•     Certain business relationships and financial dependency situations (e.g., uncle has Insurable Interest in nephew who runs the uncle’s business and makes money for the uncle).

The above list is not comprehensive, but instead contains some common examples to help illustrate what it means for the Owner to have an Insurable Interest in the Annuitant. You should consult your agent/registered representative for advice on whether the Owner of the Contract would have an Insurable Interest in the Annuitant to be designated.

An Insurable Interest must exist at the time we issue the Contract. In purchasing the Contract, you will represent and acknowledge that you, as the Owner, have an Insurable Interest in the Annuitant. We require the agent/registered representative to confirm on the application that the Owner has an Insurable Interest in the Annuitant. We also require that any new Owner after issuance of the Contract to have an Insurable Interest in the Annuitant. We will seek to void the Contract if we discover it was applied for and issued (or ownership was transferred) based on misinformation, or information that was omitted, in order to evade state Insurable Interest and other laws enacted to prevent an Owner from using the Contract to profit from the death of a person in whom such Owner does not have an Insurable Interest.

Assignment

You may assign a Nonqualified Contract as collateral security for a loan or other obligation. This kind of assignment is not a change of ownership. But you should understand that your rights, and those of any Beneficiary, are subject to the terms of the assignment. To make, modify or release an assignment, you must provide Notice to Us. Your instructions will take effect as of the date we receive Notice to Us. We require written consent of any Irrevocable Beneficiary before your instructions will take effect. An assignment likely has federal income tax consequences. You should consult a tax adviser for tax advice. We are not responsible for the validity, tax consequences or other effects of any assignment you choose to make.

Contract Changes ‒ Applicable Tax Law

We have the right to make changes to the Contract so that it continues to qualify as an annuity under applicable federal or state law or as otherwise permitted in the Contract. Certain changes will require the approval of appropriate state or federal regulatory authorities. If we deem it necessary to make such changes for tax reasons, we will give you advance notice of how and when your Contract will likely change.

Non-Waiver

We may, in our discretion, elect not to exercise a right, privilege or option under the Contract. Such election will not constitute our waiver of the right to exercise such right, privilege or option at a later date, nor will it constitute a waiver of any provision of the Contract.

VASC                                                                   61

Special Arrangements

We may reduce or waive any Contract charges for certain group or sponsored arrangements, under special programs, and for certain employees, agents/registered representatives and related persons of our parent corporation and its affiliates. We reduce or waive these items based on expected economies, and the variations are based on differences in costs or services.

State Regulation

We are regulated by the Insurance Department of the State of Connecticut. We are also subject to the insurance laws and regulations of all jurisdictions where we do business. The Contract offered by this prospectus has been approved where required by those jurisdictions. We are required to submit annual statements of our operations, including financial statements, to the Insurance Departments of the various jurisdictions in which we do business to determine solvency and compliance with state insurance laws and regulations.

Annual Report to Owners

We will confirm purchase, transfer and Withdrawal or Surrender transactions usually within five Business Days of processing any such transaction. You are responsible for reviewing the confirmation notices to verify that the transaction was made as requested.

At least once a year, we will send you, without charge, a report showing the current Accumulation Value and the Cash Surrender Value. This report will also show the amounts deducted from, or added to, the Accumulation Value since the last report. This report will include any other information that is required by law or regulation.

In addition, we will provide you with any other reports, notices or documents that we are required by applicable law to furnish to you. We will send this report to you at your last known address within 60 days after the report date. Upon your request, we will provide additional reports, but we reserve the right in the Contract to assess a reasonable charge for each such additional report.

Suspension of Payments

We reserve the right to suspend or postpone the date of any payment of benefits or determination of any value (including the Accumulation Value) under the Contract, beyond the seven permitted days, under any of the following circumstances:

•     On any Business Day when the NYSE is closed (except customary weekend and holiday closing) or when trading on the NYSE is restricted;

•     When an emergency exists as determined by the SEC so that disposal of the securities held in the Subaccounts is not reasonably practicable or it is not reasonably practicable to fairly determine the value of the Subaccount’s assets; or

•     During any other periods the SEC may by order permit for the protection of investors.

The conditions under which restricted trading or an emergency exists shall be determined by the rules and regulations of the SEC.

Payment of benefits or values may also be delayed or suspended as required by court order or other regulatory proceeding.

We have the right to delay payment for up to six months, contingent upon written approval by the insurance supervisory official in the jurisdiction in which the Contract is issued.

VASC                                                                   62

Anti-Money Laundering

In order to protect against the possible misuse of our products in money laundering or terrorist financing, we have adopted an anti-money laundering program satisfying the requirements of the USA PATRIOT Act and other current anti-money laundering laws. Among other things, this program requires us, our agents/registered representatives and customers to comply with certain procedures and standards that will allow us to verify the identity of the sponsoring organization and that contributions and loan repayments are not derived from improper sources.

Under our anti-money laundering program, we may require Contract Owners and/or Beneficiaries to provide sufficient evidence of identification, and we reserve the right to verify any information provided to us by accessing information databases maintained internally or by outside firms.

We may also refuse to accept certain forms of payments or loan repayments (traveler’s cheques, cashier's checks, bank drafts, bank checks and treasurer's checks, for example) or restrict the amount of certain forms of payments or loan repayments (money orders totaling more than $5,000, for example). In addition, we may require information as to why a particular form of payment was used (third party checks, for example) and the source of the funds of such payment in order to determine whether or not we will accept it. Use of an unacceptable form of payment may result in us returning the payment to you.

Applicable laws designed to prevent terrorist financing and money laundering might, in certain circumstances, require us to block certain transactions until authorization is received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

Our anti-money laundering program is subject to change without notice to take account of changes in applicable laws or regulations and our ongoing assessment of our exposure to illegal activity.

Unclaimed Property

Every state has some form of unclaimed property laws that impose varying legal and practical obligations on insurers and, indirectly, on Contract Owners, insureds, Beneficiaries and other payees of proceeds. Unclaimed property laws generally provide for escheatment to the state of unclaimed proceeds under various circumstances.

Contract Owners are urged to keep their own, as well as their Beneficiaries’ and other payees’, information up to date, including full names, postal and electronic media addresses, telephone numbers, dates of birth, and Social Security numbers. Such updates should be communicated by writing or calling Customer Service.

Cyber Security

Like others in our industry, we are subject to operational and information security risks resulting from “cyber-attacks,” “hacking” or similar illegal or unauthorized intrusions into computer systems and networks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Although we seek to limit our vulnerability to such risks through technological and other means and we rely on industry standard commercial technologies to maintain the security of our information systems, it is not possible to anticipate or prevent all potential forms of cyber-attack or to guarantee our ability to fully defend against all such attacks. In addition, due to the sensitive nature of much of the financial and similar personal information we maintain, we may be at particular risk for targeting.

VASC                                                                   63

Cyber-attacks affecting us, any third party administrator, the underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Accumulation Value. For instance, cyber-attacks may interfere with our processing of Contract transactions, including the processing of orders from our website or with the underlying Funds, impact our ability to calculate Accumulation Unit Values cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the underlying Funds invest, which may cause the Funds underlying your Contract to lose value. There can be no assurance that we or the underlying Funds or our service providers will avoid losses affecting your Contract that result from cyber-attacks or information security breaches in the future.

Legal Proceedings

We are not aware of any pending legal proceedings that are likely to have a material adverse effect upon the Company’s ability to meet its obligations under the Contract, Directed Services LLC’S ability to distribute the Contract or upon Variable Annuity Account B.

•     Litigation. Notwithstanding the foregoing, the Company and/or Directed Services LLC, is a defendant in a number of litigation matters arising from the conduct of its business, both in the ordinary course and otherwise. In some of these matters, claimants seek to recover very large or indeterminate amounts, including compensatory, punitive, treble and exemplary damages. Certain claims are asserted as class actions. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages and other relief. The variability in pleading requirements and past experience demonstrates that the monetary and other relief that may be requested in a lawsuit or claim oftentimes bears little relevance to the merits or potential value of a claim.

•     Regulatory Matters. As with other financial services companies, the Company and its affiliates, including Directed Services LLC, periodically receive informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with inquiries and investigations of the products and practices of the Company or the financial services industry. It is the practice of the Company to cooperate fully in these matters. Regulatory investigations, exams, inquiries and audits could result in regulatory action against the Company or subject the Company to settlement payments, fines, penalties and other financial consequences, as well as changes to the Company’s policies and procedures.

The outcome of a litigation or regulatory matter and the amount or range of potential loss is difficult to forecast and estimating potential losses requires significant management judgment. It is not possible to predict the ultimate outcome for all pending litigation and regulatory matters and given the large and indeterminate amounts sought and the inherent unpredictability of such matters, it is possible that an adverse outcome in certain litigation or regulatory matters could, from time to time, have a material adverse effect upon the Company’s results of operations or cash flows in a particular quarterly or annual period.

Legal Matters

The Company’s organization and authority, and the Contract’s legality and validity, have been passed on by the Company’s legal department.

Experts

The financial statements of the Company on Form 10-K for the year ended December 31, 2016 (including schedules appearing therein), have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

The primary business address of Ernst & Young LLP is 200 Clarendon St., Boston, MA 02116.

VASC                                                                   64

Further Information

This prospectus does not reflect all of the information contained in the registration statement, of which this prospectus is part. Portions of the registration statement have been omitted from this prospectus as allowed by the SEC. You may obtain the omitted information from the offices of the SEC, as described below. We are required by the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, to file periodic reports and other information with the SEC. You may inspect or copy information concerning the Company at the Public Reference Room of the SEC at:

Securities and Exchange Commission

100 F Street NE, Room 1580

Washington, DC 20549

You may also obtain copies of these materials at prescribed rates from the Public Reference Room of the above office. You may obtain information on the operation of the Public Reference Room by calling the SEC at either 1‑800-SEC-0330 or 1-202-942-8090.

Our filings are available to the public on the SEC’s website at www.sec.gov. (This uniform resource locator (URL) is an inactive textual reference only and is not intended to incorporate the SEC website into this prospectus.) When looking for more information about the Contract, you may find it useful to use the numbers assigned to the registration statement under the Securities Act of 1933. These numbers are333-220690 and 333-220693.

Incorporation of Certain Documents by Reference

The SEC allows us to “incorporate by reference” information that we file with the SEC into this prospectus, which means that incorporated documents are considered part of this prospectus. We can disclose important information to you by referring you to those documents. This prospectus incorporates by reference the Annual Report on Form 10-K for the year ended December 31, 2016, and the Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 2017, and September 30, 2017. Form 10-K contains additional information about the Company and includes certified financial statements as of December 31, 2016 and 2015, and for each of the three years in the period ended December 31, 2016. We were not required to file any other reports pursuant to Sections 13(a) or 15(d) of the Exchange Act since December 31, 2016. All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the termination of the offering shall be deemed to be incorporated by reference into the prospectus. The registration statement, of which this prospectus is a part, and our Exchange Act filings are available to the public on the SEC’s website at www.sec.gov, and we file these documents electronically according to EDGAR under CIK No. 0000837010.

You may request a free copy of any documents incorporated by reference in this prospectus (including any exhibits that are specifically incorporated by reference in them). Please direct your request to:

Voya Retirement Insurance and Annuity Company

Customer Service

P.O. Box 9271

Des Moines, Iowa 50306-9271

1-888-854-5950

Inquiries

You may contact us directly by writing or calling Customer Service.

VASC                                                                   65

Appendix

illustrative examples

The following examples illustrate how we calculate an Index Segment’s value at different points in time under various assumptions, and the following table summarizes the underlying assumptions that go into each example and identifies for each of the examples the page number for reference. The assumed Percentage Change in Index Value and the assumed Percentage Change in the Index Segment Value are shown at the end of each Illustrative Example.

			Valuation		Index Performance		Fair Value of Hypothetical Derivatives
Example #	Page #	Index Strategy	Segment End Date	Interim Value	Negative	Positive	Negative	Positive	With-drawals
1	67	Cap	X		X
2	67	Cap	X		X
3	68	Cap	X			X
4	68	Cap	X			X
5	69	Participation	X		X
6	69	Participation	X		X
7	70	Participation	X			X
8	70	Cap		X	X		X
9	71	Cap		X	X			X
10	71	Cap		X		X	X
11	72	Cap		X		X		X
12	73	Participation		X	X		X
13	73	Participation		X	X			X
14	74	Participation		X		X	X
15	75	Participation		X		X		X
16	75	Cap	X		X				X
17	76	Cap	X		X				X
18	77	Cap	X			X			X
19	77	Cap	X			X			X
20	78	Participation	X		X				X
21	79	Participation	X		X				X
22	79	Participation	X			X			X
23	80	Cap	X		X				X
24	81	Participation	X		X				X
25	82	Cap		X	X		X		X
26	83	Cap		X	X			X	X
27	83	Cap		X		X	X		X
28	84	Cap		X		X		X	X
29	85	Participation		X	X		X		X
30	86	Participation		X	X			X	X
31	86	Participation		X		X	X		X
32	87	Participation		X		X		X	X

VASC                                                                   66

Index Segment’s Value on a Segment End Date (no Withdrawals)

Point to Point Cap with Buffer Index Strategy

The following examples show how we calculate an Index Segment’s value that uses the Point to Point Cap with Buffer Index Strategy, using the formula indicated above, on $100,000 allocated to an Index Segment. The full amount allocated remains invested in the Index Segment until the end of the Segment Term (i.e., no Withdrawals during a Segment Term).

Illustrative Example #1 – Negative Index Performance that is Offset by the Buffer

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value as of the Segment End Date is 940;

•     The Buffer is 10%; and

•     The Cap Rate is 6%.

Step One is to determine the Index Change:  (940 – 1,000)/1,000 = (-0.06), which, when converted to the equivalent percentage is -6%.

Because the Index Change is negative, Step Two is to compare the Index Change to the Buffer. Because the offset provided by the Buffer (10%) is larger than the Index Change (-6%), the Index Credit Rate is 0%.

Step Three is to apply the Index Credit Rate to the amount allocated to the Index Segment:  $100,000 (1 + 0%) = $100,000.

Thus, the Index Segment’s value remains $100,000.

Percentage Change in Index Value:  -6%.

Percentage Change in the Index Segment Value:  0%.

Illustrative Example #2 – Negative Index Performance that is Partially Offset by the Buffer

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value as of the Segment End Date is 880;

•     The Buffer is 10%; and

•     The Cap Rate is 6%.

Step One is to determine the Index Change:  (880 – 1,000)/1,000 = (-0.12), which, when converted to the equivalent percentage is -12%.

Because the Index Change is Negative, Step Two is to compare the Index Change to the Buffer. The Index Credit Rate is the Index Change (-12%) offset by the Buffer (10%). In this example, the Index Credit Rate is -2%.

Step Three is to apply the Index Credit Rate to the amount allocated to the Index Segment:  $100,000 x (1 + -2%) = $98,000.

Thus, the Index Segment’s value is reduced to $98,000.

Percentage Change in Index Value:  -12%.

Percentage Change in the Index Segment Value:  -2%.

VASC                                                                   67

Illustrative Example #3 – Positive Index Performance that is Greater Than the Cap Rate

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value as of the Segment End Date is 1,100;

•     The Buffer is 10%; and

•     The Cap Rate is 6%.

Step One is to determine the Index Change:  (1,100 – 1,000)/1,000 = 0.10, which, when converted to the equivalent percentage is 10%.

Because the Index Change is Positive, Step Two is to compare the Index Change to the Cap Rate. The Index Credit Rate is the lesser of the Cap Rate (6%) or the Index Change (10%). In this example, since Index Change is greater than the Cap Rate, the Index Credit Rate is equal to the Cap Rate:  6%.

Step Three is to apply the Index Credit Rate to the amount allocated to the Index Segment:  $100,000 x (1 + 6%) = $106,000.

Thus, the Accumulation Value allocated to the Index Segment is increased to $106,000.

Percentage Change in Index Value:  10%.

Percentage Change in the Index Segment Value:  6%.

Illustrative Example #4 – Positive Index Performance that is Less than the Cap Rate

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value as of the Segment End Date is 1,050;

•     The Buffer is 10%; and

•     The Cap Rate is 6%.

Step One is to determine the Index Change:  (1,050 – 1,000)/1,000 = 0.05, which, when converted to the equivalent percentage is 5%.

Because the Index Change is Positive, Step Two is to compare the Index Change to the Cap Rate. The Index Credit Rate is the lesser of the Cap Rate (6%) or the Index Change (5%). In this example, since the Index Change is less than the Cap Rate, the Index Credit Rate is equal to the Index Change:  5%.

Step Three is to apply the Index Credit Rate to the amount allocated to the Index Segment:  $100,000 x (1 + 5%) = $105,000.

Thus, the Index Segment’s value is increased to $105,000.

Percentage Change in Index Value:  5%.

Percentage Change in the Index Segment Value:  5%.

VASC                                                                   68

Illustrative Examples

Index Segment’s Value on a Segment End Date (no Withdrawals)

Point to Point Participation with Buffer Index Strategy

The following examples show how we calculate an Index Segment’s value that uses the Point to Point Participation with Buffer Index Strategy, using the formula indicated above, on $100,000 allocated to an Index Segment. The full amount allocated remains invested in the Index Segment until the end of the Segment Term (i.e., no Withdrawals during a Segment Term).

Illustrative Example #5 – Negative Index Performance that is Offset by the Buffer

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value as of the Segment End Date is 940;

•     The Buffer is 10%; and

•     The Participation Rate is 50%.

Step One is to determine the Index Change:  (940 – 1,000)/1,000 = (-0.06), which, when converted to the equivalent percentage is -6%.

Because the Index Change is negative, Step Two is to compare the Index Change to the Buffer. Because the offset provided by the Buffer (10%) is larger than the Index Change (-6%), the Index Credit Rate is 0%.

Step Three is to apply the Index Credit Rate to the amount allocated to the Index Segment:  $100,000 (1 + 0%) = $100,000.

Thus, the Index Segment’s value remains $100,000.

Percentage Change in Index Value:  -6%.

Percentage Change in the Index Segment Value:  0%.

Illustrative Example #6 – Negative Index Performance that is Partially Offset by the Buffer

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value as of the Segment End Date is 880;

•     The Buffer is 10%; and

•     The Participation Rate is 50%.

Step One is to determine the Index Change:  (880 – 1,000)/1,000 = (-0.12), which, when converted to the equivalent percentage is -12%.

Because the Index Change is Negative, Step Two is to compare the Index Change to the Buffer. The Index Credit Rate is the Index Change (-12%) offset by the Buffer (10%). In this example, the Index Credit Rate is -2%.

Step Three is to apply the Index Credit Rate to the amount allocated to the Index Segment:  $100,000 x (1 + -2%) = $98,000.

Thus, the Index Segment’s value is reduced to $98,000.

Percentage Change in Index Value:  -12%.

Percentage Change in the Index Segment Value:  -2%.

VASC                                                                   69

Illustrative Example #7 – Positive Index Performance

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value as of the Segment End Date is 1,100;

•     The Buffer is 10%; and

•     The Participation Rate is 50%.

Step One is to determine the Index Change:  (1,100 ‒ 1,000)/1,000 = 0.10, which, when converted to the equivalent percentage is 10%.

Because the Index Change is Positive, Step Two is to apply the Participation Rate to the Index Change. The Index Credit Rate is equal to the Index Change (10%) multiplied by the Participation Rate (50%), or 5%.

Step Three is to apply the Index Credit Rate to the amount allocated to the Index Segment:  $100,000 x (1 + 5%) = $105,000.

Thus, the Accumulation Value allocated to the Index Segment is increased to $105,000.

Percentage Change in Index Value:  10%.

Percentage Change in the Index Segment Value:  5%.

Illustrative Examples

Index Segment’s Value prior to a Segment End Date (Interim Value with no Withdrawals)

Point to Point Cap with Buffer Index Strategy

The following examples show how we calculate an Index Segment’s value, using the formula indicated above, on $100,000 of Premium, after 6 months of a 1 year Segment Term. The full amount allocated remains invested in the Index Segment on the date of calculation (i.e., no Withdrawals during the first six months of the 1 year Segment Term).

Please note for Illustrative Examples #8 - #11, the assumptions result in an Interim Value calculated using the FVHFI and the FVHD because the sum will be lower than the Interim Value calculated using the pro-rated Cap Rate. This may not always be the case.

Illustrative Example #8 – Negative Index Performance and Negative Fair Value of Hypothetical Derivatives

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value after half of the Segment Term has elapsed is 940;

•     The Buffer is 10%;

•     The Cap Rate is 6%;

•     The swap rate is 1%; and

•     The Fair Value of Hypothetical Derivatives is -$1,000.

Step One is to determine the Fair Value of Hypothetical Fixed Instruments:  $100,000 / (1 + 1.00%)^[(365 ‒ 181)/365] = $99,499.65.

Step Two is to add the Fair Value of Hypothetical Fixed Instruments and Fair Value of Hypothetical Derivatives:  $99,499.65 + (-$1,000) = $98,499.65.

Step Three is to calculate the Pro-rated Cap Rate to reflect that 181 days of the Segment Term have elapsed:  6% x (181/365) = 2.98%.

Step Four is to apply the Pro-rated Cap Rate to the Index Segment’s value:  $100,000 x (1 + 2.98%) = $102,975.34.

VASC                                                                   70

Step Five is to set the Interim Value equal to the minimum of Step Two and Step Four:  Min ($98,499.65, $102,975.34) = $98,499.65.

Thus, the Interim Value is $98,499.65.

Percentage Change in Index Value:  -6%.

Percentage Change in the Index Segment Value:  -1.5%.

Illustrative Example #9 – Negative Index Performance and Positive Fair Value of Hypothetical Derivatives

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value after half of the Segment Term has elapsed is 940;

•     The Buffer is 10%;

•     The Cap Rate is 6%;

•     The swap rate is 1%; and

•     The Fair Value of Hypothetical Derivatives is +$1,000.

Step One is to determine the Fair Value of Hypothetical Fixed Instruments:  $100,000 / (1 + 1.00%)^[(365 ‒ 181)/365] = $99,499.65.

Step Two is to add the Fair Value of Hypothetical Fixed Instruments and Fair Value of Hypothetical Derivatives:  $99,499.65 + (+$1,000) = $100,499.65.

Step Three is to calculate the Pro-rated Cap Rate to reflect that 181 days of the Segment Term have elapsed:  6% x (181/365) = 2.98%.

Step Four is to apply the Pro-rated Cap Rate to the Index Segment’s value:  $100,000 x (1 + 2.98%) = $102,975.34.

Step Five is to set the Interim Value equal to the minimum of Step Two and Step Four:  Min ($100,499.65, $102,975.34) = $100,499.65.

Thus, the Interim Value is $100,499.65.

Percentage Change in Index Value:  -6%.

Percentages Change in the Index Segement Value:  0.5%.

Illustrative Example #10 – Positive Index Performance and Negative Fair Value of Hypothetical Derivatives

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value after half of the Segment Term has elapsed is 1,020;

•     The Buffer is 10%;

•     The Cap Rate is 6%;

•     The swap rate is 1%; and

•     The Fair Value of Hypothetical Derivatives is -$1,000.

Step One is to determine the Fair Value of Hypothetical Fixed Instruments:  $100,000 / (1 + 1.00%)^[(365 ‒ 181)/365] = $99,499.65.

Step Two is to add the Fair Value of Hypothetical Fixed Instruments and Fair Value of Hypothetical Derivatives:  $99,499.65 + (-$1,000) = $98,499.65.

VASC                                                                   71

Step Three is to calculate the Pro-rated Cap Rate to reflect that 181 days of the Segment Term have elapsed:  6% x (181/365) = 2.98%.

Step Four is to apply the Pro-rated Cap Rate to the Index Segment’s value:  $100,000 x (1 + 2.98%) = $102,975.34.

Step Five is to set the Interim Value equal to the minimum of Step Two and Step Four:  Min ($98,499.65, $102,975.34) = $98,499.65.

Thus, the Interim Value is $98,499.65.

Percentage Change in Index Value:  2%.

Percentages Change in the Index Segment Value:  -1.5%.

Illustrative Example #11 – Positive Index Performance and Positive Fair Value of Hypothetical Derivatives

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value after half of the Segment Term has elapsed is 1,020;

•     The Buffer is 10%;

•     The Cap Rate is 6%;

•     The swap rate is 1%; and

•     The Fair Value of Hypothetical Derivatives is +$1,000.

Step One is to determine the Fair Value of Hypothetical Fixed Instruments:  $100,000 / (1 + 1.00%)^[(365 ‒ 181)/365] = $99,499.65.

Step Two is to add the Fair Value of Hypothetical Fixed Instruments and Fair Value of Hypothetical Derivatives:  $99,499.65 + (+$1,000) = $100,499.65.

Step Three is to calculate the Pro-rated Cap Rate to reflect that 181 days of the Segment Term have elapsed:  6% x (181/365) = 2.98%.

Step Four is to apply the Pro-rated Cap Rate to the Index Segment’s value:  $100,000 x (1 + 2.98%) = $102,975.34.

Step Five is to set the Interim Value equal to the minimum of Step Two and Step Four:  Min ($100,499.65, $102,975.34) = $100,499.65.

Thus, the Interim Value is $100,499.65.

Percentage Change in Index Value:  2%.

Percentage Change in the Index Segment Value:  0.5%.

Illustrative Examples

Index Segment’s Value prior to a Segment End Date (Interim Value with no Withdrawals)

Point to Point Participation with Buffer Index Strategy

The following examples show how we calculate an Index Segment’s value, using the formula indicated above, on $100,000 of Premium, after 6 months of a 1 year Segment Term. The full amount allocated remains invested in the Index Segment on the date of calculation (i.e., no Withdrawals during the first six months of the 1 year Segment Term).

VASC                                                                   72

Illustrative Example #12 – Negative Index Change and Negative Fair Value of Hypothetical Derivatives

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value after half of the Segment Term has elapsed is 940;

•     The Buffer is 10%;

•     The Participation Rate is 50%;

•     The swap rate is 1%; and

•     The Fair Value of Hypothetical Derivatives is -$1,000.

Step One is to determine the Fair Value of Hypothetical Fixed Instruments:  $100,000 / (1 + 1.00%)^[(365 ‒ 181)/365] = $99,499.65.

Step Two is to add the Fair Value of Hypothetical Fixed Instruments and Fair Value of Hypothetical Derivatives:  $99,499.65 + (-$1,000) = $98,499.65.

Step Three is to calculate the Pro-rated Index Credit Rate, using the Index Change and the Pro-rated Participation Rate:

•     Index Change:  (940 ‒ 1,000)/1,000 = (-0.06), which, when converted to the equivalent percentage is -6%

•     The Pro-rated Participation Rate reflects that 181 days of the Segment Term have elapsed:  50% x (181/365) = 24.795%

•     Pro-rated Index Credit Rate:  -6% x 24.795% = -1.488%

Step Four is to apply the Pro-rated Index Credit Rate to the Index Segment’s value:  $100,000 x (1 ‒ 1.488%) = $98,512.33.

Step Five is to take the maximum of Step Four and the Premium:  Max ($98,512.33, $100,000) = $100,000.

Step Six is to set the Interim Value equal to the minimum of Step Two and Step Five:  Min ($98,499.65, $100,000) = $98,499.65.

Thus, the Interim Value is $98,499.65.

Percentage Change in Index Value:  -6%.

Percentage Change in the Index Segment Value:  -1.5%.

Illustrative Example #13 – Negative Index Change and Positive Fair Value of Hypothetical Derivatives

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value after half of the Segment Term has elapsed is 940;

•     The Buffer is 10%;

•     The Participation Rate is 50%;

•     The swap rate is 1%; and

•     The Fair Value of Hypothetical Derivatives is +$1,000.

Step One is to determine the Fair Value of Hypothetical Fixed Instruments:  $100,000 / (1 + 1.00%)^[(365 ‒ 181)/365] = $99,499.65.

Step Two is to add the Fair Value of Hypothetical Fixed Instruments and Fair Value of Hypothetical Derivatives:  $99,499.65 + (+$1,000) = $100,499.65.

VASC                                                                   73

Step Three is to calculate the Pro-rated Index Credit Rate, using the Index Change and the Pro-rated Participation Rate:

•     Index Change:  (940 ‒ 1,000)/1,000 = (-0.06), which, when converted to the equivalent percentage is -6%

•     The Pro-rated Participation Rate reflects that 181 days of the Segment Term have elapsed:  50% x (181/365) = 24.795%

•     Pro-rated Index Credit Rate:  -6% x 24.795% = -2.975%

Step Four is to apply the Pro-rated Index Credit Rate to the Index Segment’s value:  $100,000 x (1 ‒ 2.975%) = $98,512.33.

Step Five is to take the maximum of Step Four and the Premium:  Max ($98,512.33, $100,000) = $100,000.

Step Six is to set the Interim Value equal to the minimum of Step Two and Step Five:  Min ($100,499.65, $100,000) = $100,000.

Thus, the Interim Value is $100,000.

Percentage Change in Index Value:  -6%.

Percentage Change in the Index Segment Value:  0%.

Illustrative Example #14 – Positive Index Change and Negative Fair Value of Hypothetical Derivatives

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value after half of the Segment Term has elapsed is 1,050;

•     The Buffer is 10%;

•     The Participation Rate is 50%;

•     The swap rate is 1%; and

•     The Fair Value of Hypothetical Derivatives is -$1,000.

Step One is to determine the Fair Value of Hypothetical Fixed Instruments:  $100,000 / (1 + 1.00%)^[(365 ‒ 181)/365] = $99,499.65.

Step Two is to add the Fair Value of Hypothetical Fixed Instruments and Fair Value of Hypothetical Derivatives:  $99,499.65 + (-$1,000) = $98,499.65.

Step Three is to calculate the Pro-rated Index Credit Rate, using the Index Change and the Pro-rated Participation Rate:

•     Index Change:  (1050 ‒ 1,000)/1,000 = (0.05), which, when converted to the equivalent percentage is 5%

•     The Pro-rated Participation Rate reflects that 181 days of the Segment Term have elapsed:  50% x (181/365) = 24.795%

•     Pro-rated Index Credit Rate:  5% x 24.795% = 1.240%

Step Four is to apply the Pro-rated Index Credit Rate to the Index Segment’s value:  $100,000 x (1 + 1.240%) = $101,239.73.

Step Five is to take the maximum of Step Four and the Premium:  Max ($101,239.73, $100,000) = $101,239.73.

Step Six is to set the Interim Value equal to the minimum of Step Two and Step Five:  Min ($98,499.65, $101,239.73) = $98,499.65.

Thus, the Interim Value is $98,499.65.

Percentage Change in Index Value:  5%.

Percentage Change in the Index Segment Value:  -1.5%.

VASC                                                                   74

Illustrative Example #15 – Positive Index Change and Positive Fair Value of Hypothetical Derivatives

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value after half of the Segment Term has elapsed is 1,050;

•     The Buffer is 10%;

•     The Participation Rate is 50%;

•     The swap rate is 1%; and

•     The Fair Value of Hypothetical Derivatives is +$1,000.

Step One is to determine the Fair Value of Hypothetical Fixed Instruments:  $100,000 / (1 + 1.00%)^[(365 ‒ 181)/365] = $99,499.65.

Step Two is to add the Fair Value of Hypothetical Fixed Instruments and Fair Value of Hypothetical Derivatives:  $99,499.65 + (+$1,000) = $100,499.65.

Step Three is to calculate the Pro-rated Index Credit Rate, using the Index Change and the Pro-rated Participation Rate:

•     Index Change:  (1,050 ‒ 1,000)/1,000 = (0.05), which, when converted to the equivalent percentage is 5%

•     The Pro-rated Participation Rate reflects that 181 days of the Segment Term have elapsed:  50% x (181/365) = 24.795%

•     Pro-rated Index Credit Rate:  5% x 24.795% = 1.240%

Step Four is to apply the Pro-rated Index Credit Rate to the Index Segment’s value:  $100,000 x (1 + 1.240%) = $101,239.73.

Step Five is to take the maximum of Step Four and the Premium:  Max ($101,239.73, $100,000) = $101,239.73.

Step Six is to set the Interim Value equal to the minimum of Step Two and Step Five:  Min ($100,499.65, $101,239.73) = $100,499.65.

Thus, the Interim Value is $100,499.65.

Percentage Change in Index Value:  5%.

Percentage Change in the Index Segment Value:  0.5%.

Index Segment’s Value on a Segment End Date (Two Withdrawals)

Point to Point Cap with Buffer Index Strategy

Illustrative Examples:

The following examples show how we calculate an Index Segment’s value, using the formula indicated above, on $100,000 of Premium allocated to an Index Segment when two Withdrawals have been made during the Segment Term. During the Segment Term, $10,000 is withdrawn from the Index Segment when the Index Segment’s value on the date of the Withdrawal was $105,000 and an additional $5,000 is withdrawn from the Index Segment when the Index Segment’s value was $90,000.

Illustrative Example #16 – Negative Index Performance that is Offset by the Buffer

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value as of the Segment End Date is 940;

•     The Index Buffer is 10%; and

•     The Cap Rate is 6%.

VASC                                                                   75

Step One is to determine the Index Change:  (940 – 1,000)/1,000 = (-0.06), which, when converted to the equivalent percentage is -6%.

Because the Index Change is negative, Step Two is to compare the Index Change to the Buffer. Because the offset provided by the Buffer (10%) is larger than the Index Change (-6%), the Index Credit Rate is 0%.

Step Three is to apply the Index Credit Rate to the amount allocated to the Index Segment:  $100,000 x (1 + 0%) = $100,000.

Step Four is to multiply the result in Step Three by the cumulative Withdrawal Adjustments associated with each of the two Withdrawals.

The percentage reduction for each Withdrawal is equal to 1 minus the percentage of Index Segment value withdrawn, where the percentage withdrawn is equal to the amount of the Withdrawal divided by the Index Segment value immediately before the Withdrawal. The percentage of the Index Segment value withdrawn for each of the two Withdrawals in this example is:

•     $10,000/$105,000 = 9.5% meaning that the percentage reduction is 1 – 9.5% or 0.095 = 90.5%

•     $5,000/$90,000 = 5.6% meaning that the percentage reduction is 1 – 5.6% or 0.056 = 94.4%

These two Withdrawal Adjustment percentages are multiplied together to get the cumulative percentage reduction from the two Withdrawals (90.5% x 94.4% = 85.4%) and this result is multiplied by the value determined in Step Three above to arrive at the Index Segment value on the Segment End Date ($100,000 x 85.4% = $85,400).

Percentage Change in Index Value:  -6%.

Percentage Change in the Index Segment Value:  -14.6%.

Illustrative Example #17 – Negative Index Performance that is Partially Offset by the Buffer

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value as of the Segment End Date is 880;

•     The Index Buffer is 10%; and

•     The Cap Rate is 6%.

Step One is to determine the Index Change:  (880 – 1,000)/1,000 = (-0.12), which, when converted to the equivalent percentage is -12%.

Because the Index Change is negative, Step Two is to compare the Index Change to the Buffer. Because the offset provided by the Buffer (10%) is less than the Index Change (-12%), the Index Credit Rate is -2%.

Step Three is to apply the Index Credit Rate to the amount allocated to the Index Segment:  $100,000 x (1 + -2%) = $98,000.

Step Four is to multiply the result in Step Three by the cumulative Withdrawal Adjustments associated with each of the two Withdrawals.

The percentage reduction for each Withdrawal is equal to 1 minus the percentage of Index Segment value withdrawn, where the percentage withdrawn is equal to the amount of the Withdrawal divided by the Index Segment value immediately before the Withdrawal. The percentage of the Index Segment value withdrawn for each of the two Withdrawals in this example is:

•     $10,000/$105,000 = 9.5% meaning that the percentage reduction is 1 – 9.5% or 0.095 = 90.5%

•     $5,000/$90,000 = 5.6% meaning that the percentage reduction is 1 – 5.5% or 0.056 = 94.4%

VASC                                                                   76

These two Withdrawal Adjustment percentages are multiplied together to get the cumulative percentage reduction from the two Withdrawals (90.5% x 94.4% = 85.4%) and this result is multiplied by the value determined in Step Three above to arrive at the Index Segment value on the Segment End Date ($98,000 x 85.4% = $83,692).

Percentage Change in Index Value:  -12%.

Percentage Change in the Index Segment Value:  -16.3%.

Illustrative Example #18 – Positive Index Performance that is Greater Than the Cap Rate

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value as of the Segment End Date is 1,100;

•     The Index Buffer is 10%; and

•     The Cap Rate is 6%.

Step One is to determine the Index Change:  (1,100 – 1,000)/1,000 = (0.10), which, when converted to the equivalent percentage is 10%.

Because the Index Change is positive, Step Two is to compare the Index Change to the Cap Rate. Because the Index Change is greater than the Cap Rate, the Index Credit Rate is equal to the Cap Rate of 6%.

Step Three is to apply the Index Credit Rate to the amount allocated to the Index Segment:  $100,000 x (1 + 6%) = $106,000.

Step Four is to multiply the result in Step Three by the cumulative Withdrawal Adjustments associated with each of the two Withdrawals.

The percentage reduction for each Withdrawal is equal to 1 minus the percentage of Index Segment value withdrawn, where the percentage withdrawn is equal to the amount of the Withdrawal divided by the Index Segment value immediately before the Withdrawal. The percentage of the Index Segment value withdrawn for each of the two Withdrawals in this example is:

•     $10,000/$105,000 = 9.5% meaning that the percentage reduction is 1 – 9.5% or 0.095 = 90.5%

•     $5,000/$90,000 = 5.6% meaning that the percentage reduction is 1 – 5.6% or 0.056 = 94.4%

These two Withdrawal Adjustment percentages are multiplied together to get the cumulative percentage reduction from the two Withdrawals (90.5% x 94.4% = 85.4%) and this result is multiplied by the value determined in Step Three above to arrive at the Index Segment value on the Segment End Date ($106,000 x 85.4% = $90,524).

Percentage Change in Index Value:  10%.

Percentage Change in the Index Segment Value:  -9.5%.

Illustrative Example #19 – Positive Index Performance that is Less than the Cap Rate

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value as of the Segment End Date is 1,050;

•     The Index Buffer is 10%; and

•     The Cap Rate is 6%.

Step One is to determine the Index Change:  (1,050 – 1,000)/1,000 = (0.05), which, when converted to the equivalent percentage is 5%.

Because the Index Change is positive, Step Two is to compare the Index Change to the Cap Rate. Because the Index Change is less than the Cap Rate, the Index Credit Rate is equal to the Index Change of 5%.

VASC                                                                   77

Step Three is to apply the Index Credit Rate to the amount allocated to the Index Segment:  $100,000 x (1 + 5%) = $105,000.

Step Four is to multiply the result in Step Three by the cumulative Withdrawal Adjustments associated with each of the two Withdrawals.

The percentage reduction for each Withdrawal is equal to 1 minus the percentage of Index Segment value withdrawn, where the percentage withdrawn is equal to the amount of the Withdrawal divided by the Index Segment value immediately before the Withdrawal. The percentage of the Index Segment value withdrawn for each of the two Withdrawals in this example is:

•     $10,000/$105,000 = 9.5% meaning that the percentage reduction is 1 – 9.5% or 0.095 = 90.5%

•     $5,000/$90,000 = 5.6% meaning that the percentage reduction is 1 – 5.6% or 0.056 = 94.4%

These two Withdrawal Adjustment percentages are multiplied together to get the cumulative percentage reduction from the two Withdrawals (90.5% x 94.4% = 85.4%) and this result is multiplied by the value determined in Step Three above to arrive at the Index Segment value on the Segment End Date ($105,000 x 85.4% = $89,670).

Percentage Change in Index Value:  5%.

Percentage Change in the Index Segment Value:  -10.3%.

Illustrative Examples

Index Segment’s Value on a Segment End Date (Two Withdrawals)

Point to Point Participation with Buffer Index Strategy

The following examples show how we calculate an Index Segment’s value, using the formula indicated above, on $100,000 of Premium allocated to an Index Segment when two Withdrawals have been made during the Segment Term. During the Segment Term, $10,000 is withdrawn from the Index Segment when the Index Segment’s value on the date of the Withdrawal was $105,000 and an additional $5,000 is withdrawn from the Index Segment when the Index Segment’s value was $90,000.

Illustrative Example #20 – Negative Index Performance that is Offset by the Buffer

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value as of the Segment End Date is 940;

•     The Index Buffer is 10%; and

•     The Participation Rate is 50%.

Step One is to determine the Index Change:  (940 – 1,000)/1,000 = (-0.06), which, when converted to the equivalent percentage is -6%.

Because the Index Change is negative, Step Two is to compare the Index Change to the Buffer. Because the offset provided by the Buffer (10%) is larger than the Index Change (-6%), the Index Credit Rate is 0%.

Step Three is to apply the Index Credit Rate to the amount allocated to the Index Segment:  $100,000 x (1 + 0%) = $100,000.

Step Four is to multiply the result in Step Three by the cumulative Withdrawal Adjustments associated with each of the two Withdrawals.

VASC                                                                   78

The percentage reduction for each Withdrawal is equal to 1 minus the percentage of Index Segment value withdrawn, where the percentage withdrawn is equal to the amount of the Withdrawal divided by the Index Segment value immediately before the Withdrawal. The percentage of the Index Segment value withdrawn for each of the two Withdrawals in this example is:

•     $10,000/$105,000 = 9.5% meaning that the percentage reduction is 1 – 9.5% or 0.095 = 90.5%

•     $5,000/$90,000 = 5.6% meaning that the percentage reduction is 1 – 5.6% or 0.056 = 94.4%

These two Withdrawal Adjustment percentages are multiplied together to get the cumulative percentage reduction from the two Withdrawals (90.5% x 94.4% = 85.4%) and this result is multiplied by the value determined in Step Three above to arrive at the Index Segment value on the Segment End Date ($100,000 x 85.4% = $85,400).

Percentage Change in Index Value:  -6%.

Percentage Change in the Index Segment Value:  -14.6%.

Illustrative Example #21 – Negative Index Performance that is Partially Offset by the Buffer

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value as of the Segment End Date is 880;

•     The Index Buffer is 10%; and

•     The Participation Rate is 50%.

Step One is to determine the Index Change:  (880 – 1,000)/1,000 = (-0.12), which, when converted to the equivalent percentage is -12%.

Because the Index Change is negative, Step Two is to compare the Index Change to the Buffer. Because the offset provided by the Buffer (10%) is less than the Index Change (-12%), the Index Credit Rate is -2%.

Step Three is to apply the Index Credit Rate to the amount allocated to the Index Segment:  $100,000 x (1 + -2%) = $98,000.

Step Four is to multiply the result in Step Three by the cumulative Withdrawal Adjustments associated with each of the two Withdrawals.

The percentage reduction for each Withdrawal is equal to 1 minus the percentage of Index Segment value withdrawn, where the percentage withdrawn is equal to the amount of the Withdrawal divided by the Index Segment value immediately before the Withdrawal. The percentage of the Index Segment value withdrawn for each of the two Withdrawals in this example is:

•     $10,000/$105,000 = 9.5% meaning that the percentage reduction is 1 – 9.5% or 0.095 = 90.5%

•     $5,000/$90,000 = 5.6% meaning that the percentage reduction is 1 – 5.6% or 0.056 = 94.4%

These two Withdrawal Adjustment percentages are multiplied together to get the cumulative percentage reduction from the two Withdrawals (90.5% x 94.4% = 85.4%) and this result is multiplied by the value determined in Step Three above to arrive at the Index Segment value on the Segment End Date ($98,000 x 85.4% = $83,692).

Percentage Change in Index Value:  -12%.

Percentage Change in the Index Segment Value:  -16.3%.

Illustrative Example #22 – Positive Index Performance

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value as of the Segment End Date is 1,100;

•     The Index Buffer is 10%; and

•     The Participation Rate is 50%.

VASC                                                                   79

Step One is to determine the Index Change:  (1,100 – 1,000)/1,000 = (0.10), which, when converted to the equivalent percentage is 10%.

Because the Index Change is Positive, Step Two is to apply the Participation Rate to the Index Change. The Index Credit Rate is equal to the Index Change (10%) multiplied by the Participation Rate (50%), or 5%.

Step Three is to apply the Index Credit Rate to the amount allocated to the Index Segment:  $100,000 x (1 + 5%) = $105,000.

Step Four is to multiply the result in Step Three by the cumulative Withdrawal Adjustments associated with each of the two Withdrawals.

The percentage reduction for each Withdrawal is equal to 1 minus the percentage of Index Segment value withdrawn, where the percentage withdrawn is equal to the amount of the Withdrawal divided by the Index Segment value immediately before the Withdrawal. The percentage of the Index Segment value withdrawn for each of the two Withdrawals in this example is:

•     $10,000/$105,000 = 9.5% meaning that the percentage reduction is 1 – 9.5% or 0.095 = 90.5%

•     $5,000/$90,000 = 5.6% meaning that the percentage reduction is 1 – 5.6% or 0.056 = 94.4%

These two Withdrawal Adjustment percentages are multiplied together to get the cumulative percentage reduction from the two Withdrawals (90.5% x 94.4% = 85.4%) and this result is multiplied by the value determined in Step Three above to arrive at the Index Segment value on the Segment End Date ($105,000 x 85.4% = $89,670).

Percentage Change in Index Value:  10%.

Percentage Change in the Index Segment Value:  -10.3%.

Index Segment’s Value on a Segment End Date (Two Withdrawals)

Point to Point Cap with Buffer Index Strategy

Illustrative Examples:

The following examples show how we calculate an Index Segment’s value, using the formula indicated above, on $100,000 of Premium allocated to an Index Segment when two Withdrawals have been made during the Segment Term. During the Segment Term, $10,000 is withdrawn from the Index Segment when the Index Segment’s value on the date of the Withdrawal was $80,000 and an additional $5,000 is withdrawn from the Index Segment when the Index Segment’s value was $90,000.

Illustrative Example #23 – Negative Index Performance that is Offset by the Buffer

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value as of the Segment End Date is 940;

•     The Index Buffer is 10%; and

•     The Cap Rate is 6%.

Step One is to determine the Index Change:  (940 – 1,000)/1,000 = (-0.06), which, when converted to the equivalent percentage is -6%.

Because the Index Change is negative, Step Two is to compare the Index Change to the Buffer. Because the offset provided by the Buffer (10%) is larger than the Index Change (-6%), the Index Credit Rate is 0%.

Step Three is to apply the Index Credit Rate to the amount allocated to the Index Segment:  $100,000 x (1 + 0%) = $100,000.

Step Four is to multiply the result in Step Three by the cumulative Withdrawal Adjustments associated with each of the two Withdrawals.

VASC                                                                   80

The percentage reduction for each Withdrawal is equal to 1 minus the percentage of Index Segment value withdrawn, where the percentage withdrawn is equal to the amount of the Withdrawal divided by the Index Segment value immediately before the Withdrawal. The percentage of the Index Segment value withdrawn for each of the two Withdrawals in this example is:

•     $10,000/$80,000 = 12.5% meaning that the percentage reduction is 1 – 12.5% or 0.125 = 87.5%

•     $5,000/$90,000 = 5.6% meaning that the percentage reduction is 1 – 5.6% or 0.056 = 94.4%

These two Withdrawal Adjustment percentages are multiplied together to get the cumulative percentage reduction from the two Withdrawals (87.5% x 94.4% = 82.6%) and this result is multiplied by the value determined in Step Three above to arrive at the Index Segment value on the Segment End Date ($100,000 x 82.6% = $82,600).

Percentage Change in Index Value:  -6%.

Percentage Change in the Index Segment Value:  -17.4%.

Illustrative Examples

Index Segment’s Value on a Segment End Date (Two Withdrawals)

Point to Point Participation with Buffer Index Strategy

The following examples show how we calculate an Index Segment’s value, using the formula indicated above, on $100,000 of Premium allocated to an Index Segment when two Withdrawals have been made during the Segment Term. During the Segment Term, $10,000 is withdrawn from the Index Segment when the Index Segment’s value on the date of the Withdrawal was $80,000 and an additional $5,000 is withdrawn from the Index Segment when the Index Segment’s value was $90,000.

Illustrative Example #24 – Negative Index Performance that is Offset by the Buffer

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value as of the Segment End Date is 940;

•     The Index Buffer is 10%; and

•     The Participation Rate is 50%.

Step One is to determine the Index Change:  (940 – 1,000)/1,000 = (-0.06), which, when converted to the equivalent percentage is -6%.

Because the Index Change is negative, Step Two is to compare the Index Change to the Buffer. Because the offset provided by the Buffer (10%) is larger than the Index Change (-6%), the Index Credit Rate is 0%.

Step Three is to apply the Index Credit Rate to the amount allocated to the Index Segment:  $100,000 x (1 + 0%) = $100,000.

Step Four is to multiply the result in Step Three by the cumulative Withdrawal Adjustments associated with each of the two Withdrawals.

The percentage reduction for each Withdrawal is equal to 1 minus the percentage of Index Segment value withdrawn, where the percentage withdrawn is equal to the amount of the Withdrawal divided by the Index Segment value immediately before the Withdrawal. The percentage of the Index Segment value withdrawn for each of the two Withdrawals in this example is:

•     $10,000/$80,000 = 12.5% meaning that the percentage reduction is 1 – 12.5% or 0.125 = 87.5%

•     $5,000/$90,000 = 5.6% meaning that the percentage reduction is 1 – 5.6% or 0.056 = 94.4%

VASC                                                                   81

These two Withdrawal Adjustment percentages are multiplied together to get the cumulative percentage reduction from the two Withdrawals (87.5% x 94.4% = 82.6%) and this result is multiplied by the value determined in Step Three above to arrive at the Index Segment value on the Segment End Date ($100,000 x 82.6% = $82,600).

Percentage Change in Index Value:  -6%.

Percentage Change in the Index Segment Value:  -17.4%.

Illustrative Examples

Index Segment’s Value prior to a Segment End Date (Interim Value with One Withdrawal)

Point to Point Cap with Buffer Index Strategy

The following examples show how we calculate an Index Segment’s value, using the formula indicated above, on $100,000 of Premium when after 6 months of a 1 year Segment Term a $10,000 Withdrawal has been taken.

Illustrative Example #25 – Negative Index Performance and Negative Fair Value of Hypothetical Derivatives

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value after half of the Segment Term has elapsed is 940;

•     The Buffer is 10%;

•     The Cap Rate is 6%;

•     The swap rate is 1%; and

•     The Fair Value of Hypothetical Derivatives is -$1,000.

Step One is to determine the Fair Value of Hypothetical Fixed Instruments:  $100,000 / (1 + 1.00%)^[(365 ‒ 181)/365] = $99,499.65.

Step Two is to add the Fair Value of Hypothetical Fixed Instruments and Fair Value of Hypothetical Derivatives:  $99,499.65 + (-$1,000) = $98,499.65.

Step Three is to calculate the Pro-rated Cap Rate to reflect that 181 days of the Segment Term have elapsed:  6% x (181/365) = 2.98%.

Step Four is to apply the Pro-rated Cap Rate to the Index Segment’s value:  $100,000 x (1 + 2.98%) = $102,975.34.

Step Five is to set the Interim Value equal to the minimum of Step Two and Step Four:  Min ($98,499.65, $102,975.34) = $98,499.65.

Thus, the Interim Value is $98,499.65.

Step Six is to multiply the result in Step Five by the Withdrawal Adjustment.

The percentage reduction for the Withdrawal is equal to 1 minus the percentage of Index Segment value withdrawn, where the percentage withdrawn is equal to the amount of the Withdrawal divided by the Index Segment value immediately before the Withdrawal. The percentage of the Index Segment value in this example is:

•     $10,000/$98,499.65 = 10.2% meaning that the percentage reduction is 1 – 10.2% or 0.898 = 89.8%

The Interim Value ($98,499.65) after being multiplied by the Withdrawal Adjustment (89.8%) equals $88,499.65.

Percentage Change in Index Value:  -6%.

Percentage Change in the Index Segment Value:  -11.5%.

VASC                                                                   82

Illustrative Example #26 – Positive Index Performance and Positive Fair Value of Hypothetical Derivatives

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value after half of the Segment Term has elapsed is 1,020;

•     The Buffer is 10%;

•     The Cap Rate is 6%;

•     The swap rate is 1%; and

•     The Fair Value of Hypothetical Derivatives is +$1,000.

Step One is to determine the Fair Value of Hypothetical Fixed Instruments:  $100,000 / (1 + 1.00%)^[(365 ‒ 181)/365] = $99,499.65.

Step Two is to add the Fair Value of Hypothetical Fixed Instruments and Fair Value of Hypothetical Derivatives:  $99,499.65 + (+$1,000) = $100,499.65.

Step Three is to calculate the Pro-rated Cap Rate to reflect that 181 days of the Segment Term have elapsed:  6% x (181/365) = 2.98%.

Step Four is to apply the Pro-rated Cap Rate to the Index Segment’s value:  $100,000 x (1 + 2.98%) = $102,975.34.

Step Five is to set the Interim Value equal to the minimum of Step Two and Step Four:  Min ($100,499.65, $102,975.34) = $100,499.65.

Thus, the Interim Value is $100,499.65.

Step Six is to multiply the result in Step Five by the Withdrawal Adjustment.

The percentage reduction for the Withdrawal is equal to 1 minus the percentage of Index Segment value withdrawn, where the percentage withdrawn is equal to the amount of the Withdrawal divided by the Index Segment value immediately before the Withdrawal. The percentage of the Index Segment value in this example is:

•     $10,000/$100,499.65= 10% meaning that the percentage reduction is 1 – 10% or 0.90 = 90%

The Interim Value ($100,499.65) after being multiplied by the Withdrawal Adjustment (90%) equals $90,499.65.

Percentage Change in Index Value:  2%.

Percentage Change in the Index Segment Value:  -9.5%.

Illustrative Example #27 – Negative Index Performance and Positive Fair Value of Hypothetical Derivatives

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value after half of the Segment Term has elapsed is 940;

•     The Buffer is 10%;

•     The Cap Rate is 6%;

•     The swap rate is 1%; and

•     The Fair Value of Hypothetical Derivatives is +$1,000.

Step One is to determine the Fair Value of Hypothetical Fixed Instruments:  $100,000 / (1 + 1.00%)^[(365 ‒ 181)/365] = $99,499.65.

Step Two is to add the Fair Value of Hypothetical Fixed Instruments and Fair Value of Hypothetical Derivatives:  $99,499.65 + (+$1,000) = $100,499.65.

VASC                                                                   83

Step Three is to calculate the Pro-rated Cap Rate to reflect that 181 days of the Segment Term have elapsed:  6% x (181/365) = 2.98%.

Step Four is to apply the Pro-rated Cap Rate to the Index Segment’s value:  $100,000 x (1 + 2.98%) = $102,975.34.

Step Five is to set the Interim Value equal to the minimum of Step Two and Step Four:  Min ($100,499.65, $102,975.34) = $100,499.65.

Thus, the Interim Value is $100,499.65.

Step Six is to multiply the result in Step Five by the Withdrawal Adjustment.

The percentage reduction for the Withdrawal is equal to 1 minus the percentage of Index Segment value withdrawn, where the percentage withdrawn is equal to the amount of the Withdrawal divided by the Index Segment value immediately before the Withdrawal. The percentage of the Index Segment value in this example is:

•     $10,000/$100,499.65= 10% meaning that the percentage reduction is 1 – 10% or 0.90 = 90%

The Interim Value ($100,499.65) after being multiplied by the Withdrawal Adjustment (90%) equals $90,499.65.

Percentage Change in Index Value:  -6%.

Percentage Change in the Index Segment Value:  -9.5%.

Illustrative Example #28 – Positive Index Performance and Negative Fair Value of Hypothetical Derivatives

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value after half of the Segment Term has elapsed is 1,020;

•     The Buffer is 10%;

•     The Cap Rate is 6%;

•     The swap rate is 1%; and

•     The Fair Value of Hypothetical Derivatives is -$1,000.

Step One is to determine the Fair Value of Hypothetical Fixed Instruments:  $100,000 / (1 + 1.00%)^[(365 ‒ 181)/365] = $99,499.65.

Step Two is to add the Fair Value of Hypothetical Fixed Instruments and Fair Value of Hypothetical Derivatives:  $99,499.65 + (-$1,000) = $98,499.65.

Step Three is to calculate the Pro-rated Cap Rate to reflect that 181 days of the Segment Term have elapsed:  6% x (181/365) = 2.98%.

Step Four is to apply the Pro-rated Cap Rate to the Index Segment’s value:  $100,000 x (1 + 2.98%) = $102,975.34.

Step Five is to set the Interim Value equal to the minimum of Step Two and Step Four:  Min ($98,499.65, $102,975.34) = $98,499.65.

Thus, the Interim Value is $98,499.65.

Step Six is to multiply the result in Step Five by the Withdrawal Adjustment.

The percentage reduction for the Withdrawal is equal to 1 minus the percentage of Index Segment value withdrawn, where the percentage withdrawn is equal to the amount of the Withdrawal divided by the Index Segment value immediately before the Withdrawal. The percentage of the Index Segment value in this example is:

•     $$10,000/$98,499.65 = 10.2% meaning that the percentage reduction is 1 – 10.2% or 0.898 = 89.8%

The Interim Value ($98,499.65) after being multiplied by the Withdrawal Adjustment (89.8%) equals $88,499.65.

VASC                                                                   84

Percentage Change in Index Value:  2%.

Percentage Change in the Index Segment Value:  -11.5%.

Illustrative Examples

Index Segment’s Value prior to a Segment End Date (Interim Value with One Withdrawal)

Point to Point Participation with Buffer Index Strategy

The following examples show how we calculate an Index Segment’s value, using the formula indicated above, on $100,000 of Premium when after 6 months of a 1 year Segment Term a $10,000 Withdrawal has been taken.

Illustrative Example #29 – Negative Index Change and Negative Fair Value of Hypothetical Derivatives

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value after half of the Segment Term has elapsed is 940;

•     The Buffer is 10%;

•     The Participation Rate is 50%;

•     The swap rate is 1%; and

•     The Fair Value of Hypothetical Derivatives is -$1,000.

Step One is to determine the Fair Value of Hypothetical Fixed Instruments:  $100,000 / (1 + 1.00%)^[(365 ‒ 181)/365] = $99,499.65.

Step Two is to add the Fair Value of Hypothetical Fixed Instruments and Fair Value of Hypothetical Derivatives:  $99,499.65 + (-$1,000) = $98,499.65.

Step Three is to calculate the Pro-rated Index Credit Rate, using the Index Change and the Pro-rated Participation Rate:

•     Index Change:  (940 ‒ 1,000)/1,000 = (-0.06), which, when converted to the equivalent percentage is -6%

•     The Pro-rated Participation Rate reflects that 181 days of the Segment Term have elapsed:  50% x (181/365) = 24.795%

•     Pro-rated Index Credit Rate:  -6% x 24.795% = -1.488%

Step Four is to apply the Pro-rated Index Credit Rate to the Index Segment’s value:  $100,000 x (1 – 1.488%) = $98,512.33.

Step Five is to take the maximum of Step Four and the Premium:  Max ($98,512.33, $100,000) = $100,000.

Step Six is to set the Interim Value equal to the minimum of Step Two and Step Five:  Min ($98,499.65, $100,000) = $98,499.65.

Thus, the Interim Value is $98,499.65.

Step Seven is to multiply the result in Step Six by the Withdrawal Adjustment.

The percentage reduction for the Withdrawal is equal to 1 minus the percentage of Index Segment value withdrawn, where the percentage withdrawn is equal to the amount of the Withdrawal divided by the Index Segment value immediately before the Withdrawal. The percentage of the Index Segment value in this example is:

•     $10,000/$98,499.65 = 10.2% meaning that the percentage reduction is 1 – 10.2% or 0.898 = 89.8%

The Interim Value ($98,499.65) after being multiplied by the Withdrawal Adjustment (89.8%) equals $88,499.65.

Percentage Change in Index Value:  -6%.

Percentage Change in the Index Segment Value:  -11.5%.

VASC                                                                   85

Illustrative Example #30 – Negative Index Change and Positive Fair Value of Hypothetical Derivatives

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value after half of the Segment Term has elapsed is 940;

•     The Buffer is 10%;

•     The Participation Rate is 50%;

•     The swap rate is 1%; and

•     The Fair Value of Hypothetical Derivatives is +$1,000.

Step One is to determine the Fair Value of Hypothetical Fixed Instruments:  $100,000 / (1 + 1.00%)^[(365 ‒ 181)/365] = $99,499.65.

Step Two is to add the Fair Value of Hypothetical Fixed Instruments and Fair Value of Hypothetical Derivatives:  $99,499.65 + (+$1,000) = $100,499.65.

Step Three is to calculate the Pro-rated Index Credit Rate, using the Index Change and the Pro-rated Participation Rate:

•     Index Change:  (940 ‒ 1000)/1,000 = (-0.06), which, when converted to the equivalent percentage is -6%

•     The Pro-rated Participation Rate reflects that 181 days of the Segment Term have elapsed:  50% x (181/365) = 24.795%

•     Pro-rated Index Credit Rate:  -6% x 24.795% = -1.488%

Step Four is to apply the Pro-rated Index Credit Rate to the Index Segment’s value:  $100,000 x (1 – 1.488%) = $98,512.33.

Step Five is to take the maximum of Step Four and the Premium:  Max ($98,512.33, $100,000) = $100,000.

Step Six is to set the Interim Value equal to the minimum of Step Two and Step Five:  Min ($100,499.65, $100,000) = $100,000.

Thus, the Interim Value is $100,000.

Step Seven is to multiply the result in Step Six by the Withdrawal Adjustment.

The percentage reduction for the Withdrawal is equal to 1 minus the percentage of Index Segment value withdrawn, where the percentage withdrawn is equal to the amount of the Withdrawal divided by the Index Segment value immediately before the Withdrawal. The percentage of the Index Segment value in this example is:

•     $10,000/$100,000 = 10% meaning that the percentage reduction is 1 – 10% or 0.90 = 90%

The Interim Value ($100,000) after being multiplied by the Withdrawal Adjustment (90%) equals $90,000.

Percentage Change in Index Value:  -6%.

Percentage Change in the Index Segment Value:  -10%.

Illustrative Example #31 – Positive Index Change and Negative Fair Value of Hypothetical Derivatives

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value after half of the Segment Term has elapsed is 1,050;

•     The Buffer is 10%;

•     The Participation Rate is 50%;

•     The swap rate is 1%; and

•     The Fair Value of Hypothetical Derivatives is -$1,000.

VASC                                                                   86

Step One is to determine the Fair Value of Hypothetical Fixed Instruments:  $100,000 / (1 + 1.00%)^[(365 ‒ 181)/365] = $99,499.65.

Step Two is to add the Fair Value of Hypothetical Fixed Instruments and Fair Value of Hypothetical Derivatives:  $99,499.65 + (-$1,000) = $98,499.65.

Step Three is to calculate the Pro-rated Index Credit Rate, using the Index Change and the Pro-rated Participation Rate:

•        Index Change:  (1,050 ‒ 1,000)/1,000 = (0.05), which, when converted to the equivalent percentage is 5%

•        The Pro-rated Participation Rate reflects that 181 days of the Segment Term have elapsed:  50% x (181/365) = 24.795%

•        Pro-rated Index Credit Rate:  5% x 24.795% = 1.240%

Step Four is to apply the Pro-rated Index Credit Rate to the Index Segment’s value:  $100,000 x (1 + 1.240%) = $101,239.73.

Step Five is to take the maximum of Step Four and the Premium:  Max ($101,239.73, $100,000) = $101,239.73.

Step Six is to set the Interim Value equal to the minimum of Step Two and Step Five:  Min ($98,499.65, $101,239.73) = $98,499.65.

Thus, the Interim Value is $98,499.65.

Step Seven is to multiply the result in Step Six by the Withdrawal Adjustment.

The percentage reduction for the Withdrawal is equal to 1 minus the percentage of Index Segment value withdrawn, where the percentage withdrawn is equal to the amount of the Withdrawal divided by the Index Segment value immediately before the Withdrawal. The percentage of the Index Segment value in this example is:

•     $10,000/$98,499.65 = 10.2% meaning that the percentage reduction is 1 – 10.2% or 0.898 = 89.8%

The Interim Value ($98,499.65) after being multiplied by the Withdrawal Adjustment (89.8%) equals $88,499.65.

Percentage Change in Index Value:  5%.

Percentage Change in the Index Segment Value:  -11.5%.

Illustrative Example #32 – Positive Index Change and Positive Fair Value of Hypothetical Derivatives

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value after half of the Segment Term has elapsed is 1,050;

•     The Buffer is 10%;

•     The Participation Rate is 50%;

•     The swap rate is 1%; and

•     The Fair Value of Hypothetical Derivatives is +$1,000.

Step One is to determine the Fair Value of Hypothetical Fixed Instruments:  $100,000 / (1 + 1.00%)^[(365 ‒ 181)/365] = $99,499.65.

Step Two is to add the Fair Value of Hypothetical Fixed Instruments and Fair Value of Hypothetical Derivatives:  $99,499.65 + (+$1,000) = $100,499.65.

VASC                                                                   87

Step Three is to calculate the Pro-rated Index Credit Rate, using the Index Change and Pro-rated Participation Rate:

•     Index Change:  (1,050 ‒ 1,000)/1,000 = (0.05), which, when converted to the equivalent percentage is 5%

•     The Pro-rated Participation Rate reflects that 181 days of the Segment Term have elapsed:  50% x (181/365) = 24.795%

•     Pro-rated Index Credit Rate:  5% x 24.795% = 1.240%

Step Four is to apply the Pro-rated Index Credit Rate to the Index Segment’s value:  $100,000 x (1 + 1.240%) = $101,239.73.

Step Five is to take the maximum of Step Four and the Premium:  Max ($101,239.73, $100,000) = $101,239.73.

Step Six is to set the Interim Value equal to the minimum of Step Two and Step Five:  Min ($100,499.65, $101,239.73) = $100,499.65.

Thus, the Interim Value is $100,499.65.

Step Seven is to multiply the result in Step Six by the Withdrawal Adjustment.

The percentage reduction for the Withdrawal is equal to 1 minus the percentage of Index Segment value withdrawn, where the percentage withdrawn is equal to the amount of the Withdrawal divided by the Index Segment value immediately before the Withdrawal. The percentage of the Index Segment value in this example is:

•     $10,000/$100,499.65 = 10% meaning that the percentage reduction is 1 – 10% or 0.90 = 90%

The Interim Value ($100,499.65) after being multiplied by the Withdrawal Adjustment (90%) equals $90,499.65.

Percentage Change in Index Value:  5%.

Percentage Change in the Index Segment Value:  -9.5%.

VASC                                                                   88

Statement of Additional Information

The SAI contains more specific information about us, Variable Annuity Account B and the Contract, as well as the financial statements of Variable Annuity Account B and the Company. The following is a list of the contents of the SAI:

General Information and History	2
Variable Annuity Account B of Voya Retirement Insurance and Annuity Company	2
Safekeeping of Assets	2
Offering and Purchase of Contracts	2
Accumulation Unit Value	3
Sales Material and Advertising	3
Experts	4
Financial Statements of Variable Annuity Account B of Voya Retirement Insurance and Annuity Company	1
Financial Statements of Voya Retirement Insurance and Annuity Company	C-1

If you would like to receive a copy of the SAI, free of charge, please tear off, complete and return the form below to Customer Service at P.O. Box 9271, Des Moines, IA, 50306-9271.

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VASC                                                                   89

VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY

Variable Annuity Account B

Voya Ascend Advisory Annuity

CONTRACT PROSPECTUS – DECEMBER 20, 2017

The Contract described in this prospectus is a flexible premium deferred combination variable and fixed annuity contract (the “Contract”) issued by Voya Retirement Insurance and Annuity Company (the “Company,” “we,” “us” or “our”). The Contract is issued to the Contract Owner (“you and your”) as either a nonqualified Contract or a qualified Contract, meaning as a traditional Individual Retirement Annuity (“IRA”) under sections 408(a) and (b) of the Internal Revenue Code of 1986, as amended (the “Tax Code”), a Roth IRA under section 408A of the Tax Code, a SEP IRA under section 408(k) of the Tax Code, or a SIMPLE IRA under section 408(p) of the Tax Code. This prospectus sets forth the information you ought to know before investing. You should read it carefully and keep it for future reference.

The Contract provides a means for you to allocate Premium and Accumulation Value to one or more of the following investment options:

•     Index Segments permit you to receive a rate of return based on the percentage change in an applicable Index over the Segment Term (“Index Credit Rates”). Index Credit Rates may be positive or negative. If Index Credit Rates are positive, they will be limited by a Cap Rate or Participation Rate, as applicable. If Index Credit Rates are negative, you could lose money on your investment to the extent that the loss exceeds the Buffer for that Index Segment. The currently available Index Segments with their applicable Indexes, Segment Terms and Buffers are listed on the second page of this prospectus.

•     The Fixed Rate Strategy is an investment option that earns a declared Fixed Interest Rate and provides both a minimum rate guarantee and a Minimum Guaranteed Value.

•     Subaccounts of Variable Annuity Account B, a separate account of the Company, each which invests in one of the following underlying Funds:

>   Voya Retirement Conservative Portfolio (Class ADV)

>   Voya Retirement Growth Portfolio (Class ADV)

>   Voya Retirement Moderate Portfolio (Class ADV)

PLEASE REFER TO PAGE 13 OF THIS PROSPECTUS FOR A DISCUSSION OF THE RISK FACTORS ASSOCIATED WITH THE CONTRACT.

There is a substantial risk that you may lose principal in the Index Segments because you absorb any losses that are greater than the Buffer for each Index Segment on the Segment End Date. Additionally, because of methods used to calculate available balances for early Withdrawals from the Index Segments, you may lose principal even if the change in a selected Index is positive at the time of the early Withdrawal. You also bear the risk that you may receive less than your principal if you invest in a Subaccount and/or if a Surrender Charge is applied upon Surrender or Withdrawal.

The guarantees under the Contract, including the benefits associated with investment in Index Segments, are subject to the Company’s financial strength and claims-paying ability and the Contract is not a direct investment in an Index or mutual fund.

Variable and index-linked annuity contracts are complex insurance and investment vehicles and before investing in the Contract, you should discuss with your financial representative whether the Contract is appropriate based upon your financial situation and objectives.

Right to Examine Period. You have the right to examine your Contract and return it to us within 15 days of its receipt (or longer as state law may allow or when issued as a replacement contract). If so returned, unless otherwise noted herein, we will promptly pay you the Accumulation Value as of the date the returned Contract is received by us, which may be more or less than the Initial Premium you paid for the Contract. See the Free Look/Right to Cancel section on page 21.

Capitalized Terms. Please see the GLOSSARY OF TERMS USED IN THIS PROSPECTUS beginning on page 4 for the definition of capitalized terms used on this page and throughout this prospectus.

Getting Additional Information. You may obtain the December 20, 2017, Statement of Additional Information (“SAI”) associated with this prospectus free of charge by indicating your request on your application materials or by contacting Customer Service at P.O. Box 10450, Des Moines, Iowa 50306-0450, 1-888-854-5950. The SAI is incorporated by reference into this prospectus, and its table of contents appears on page 87. You may also obtain a prospectus or SAI for any of the Funds without charge in the same way. The Contract prospectus, the SAI and other information about Variable Annuity Account B may be obtained without charge by accessing the Securities and Exchange Commission (“SEC”) website, www.sec.gov. The SEC maintains a web site (www.sec.gov) that contains the SAI, material incorporated by reference, and other information about us, which we file electronically. The reference numbers assigned to the Contract offered through this prospectus are 333-220690 and 333-220693. If you received a summary prospectus for an underlying Fund available through the Contract, you may obtain a full prospectus and other information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the Fund’s summary prospectus.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

NOTE:  FDIC/NCUA INSURED; A DEPOSIT OF A BANK; BANK GUARANTEED; NOR INSURED BY ANY FEDERAL GOVERNMENT AGENCY. MAY LOSE VALUE.

CONTRACT PROSPECTUS – DECEMBER 20, 2017 (CONTINUED)

Index Segments

The Index Segments currently open and available under the Contract are:

Point to Point Cap with Buffer Index Strategy

Index	Segment Term	Buffers Available
MSCI EAFE Index	1 year	10%
NASDAQ 100 Index	1 year	10%
Russell 2000 Index	1 year	5%
Russell 2000 Index	1 year	10%
Russell 2000 Index	3 years	10%
Russell 2000 Index	3 years	20%
Russell 2000 Index	6 years	10%
Russell 2000 Index	6 years	20%
Russell 2000 Index	6 years	30%
S&P 500 Index	1 year	5%
S&P 500 Index	1 year	10%
S&P 500 Index	3 years	10%
S&P 500 Index	3 years	20%
S&P 500 Index	6 years	10%
S&P 500 Index	6 years	20%
S&P 500 Index	6 years	30%

Point to Point Participation with Buffer Index Strategy

Index	Segment Term	Buffers Available
MSCI EAFE Index	1 year	10%
NASDAQ 100 Index	1 year	10%
Russell 2000 Index	1 year	10%
Russell 2000 Index	3 years	10%
Russell 2000 Index	3 years	20%
Russell 2000 Index	6 years	10%
Russell 2000 Index	6 years	20%
Russell 2000 Index	6 years	30%
S&P 500 Index	1 year	10%
S&P 500 Index	3 year	10%
S&P 500 Index	3 years	20%
S&P 500 Index	6 years	10%
S&P 500 Index	6 years	20%
S&P 500 Index	6 years	30%

We may, in our discretion, offer other Index Segments in the future with different Indexes, different Segment Terms or different Buffers. Additionally, we reserve the right to cease to offer a specific Index Segment or Index or cease accepting allocations of Additional Premium or Accumulation Value to any Index Segments or to the Contract. We will provide advance Notice to You of any such changes. Not all Buffers may be available at all times and we may offer different Segment Terms and Buffers on Contracts purchased through registered investment advisors.

Compensation. We may pay compensation to broker/dealers whose registered representatives sell the Contract. See the SELLING THE CONTRACT ‒ Compensation Agreements section on page 57.

Exchanges. Your agent/registered representative should only recommend an exchange (replacement) if it is in your best interest and only after evaluating your personal and financial situation and needs, tolerance for risk and the financial ability to pay for the Contract.

VAAA                                                                   2

VAAA                                                                   3

GLOSSARY OF TERMS USED IN THIS PROSPECTUS

This glossary defines the terms used throughout the prospectus that have special meaning. The page references are to sections of the prospectus where more information can be found about a special term.

Accumulation Unit Value:  The value of an accumulation unit for a Subaccount of Variable Annuity Account B. Each Subaccount of Variable Annuity Account B has its own Accumulation Unit Value, which may increase or decrease from day to day based on the investment performance of the underlying Fund in which it invests. See page 40.

Accumulation Value:  On the Contract Date, the Accumulation Value equals the Initial Premium paid less any premium tax, if applicable. Thereafter, the Accumulation Value will equal the sum of the value for each Index Segment, the Fixed Rate Strategy and each Subaccount of Variable Annuity Account B to which Premium is allocated. See page 21.

Additional Premium:  Any payment, other than the Initial Premium, made by you and accepted by us for the Contract. See page 9.

Annuitant:  The individual designated by you and upon whose life Annuity Payments are based. There may be two Annuitants after the Annuity Commencement Date. The Annuitant on the Contract Date is shown on the first page of the Contract. See page 19.

Annuity Commencement Date:  The date on which Annuity Payments commence, and the latest Annuity Commencement Date is the Contract Anniversary on or next following the Annuitant’s 95th birthday. See page 10.

Annuity Payments:  Periodic payments made by us to you or, subject to our consent in the event the payee is not a natural person, to a payee designated by you. See page 46.

Annuity Plan:  An option elected by you that determines the frequency, duration and amount of the Annuity Payments. See page 47. If no Annuity Plan has been elected as of the latest Annuity Commencement Date, fixed Annuity Payments will be made for the life of the Annuitant, with payments guaranteed for 120 months.

Beneficiary:  The individual or entity you select to receive the Death Benefit. See page 19.

Buffer:  The maximum percentage loss in an Index that the Company absorbs on a Segment End Date before an Index Segment will lose value. A Contract Owner bears any loss of value that exceeds the Buffer. You may elect from the Buffers that are available for each Index Segment on the Segment Start Date. See page 29. The available Buffers are shown on the second page of this prospectus.

Business Day:  Any day that the New York Stock Exchange (“NYSE”) is open for trading, exclusive of federal holidays, or any day the SEC requires that Funds be valued.

Cap Rate:  The maximum percentage of gain in an Index that may be realized through an Index Segment over the Segment Term (i.e., from the point of the Segment Start Date to the point of the Segment end Date). We declare the Cap Rate on the Segment Start Date. See page 29.

Cash Surrender Value:  The amount you receive upon Surrender of the Contract which equals the greater of (1) the Accumulation Value, or (2) the sum of the value of each Index Segment and each Subaccount, minus any applicable charges, and the Fixed Rate Strategy Minimum Guaranteed Value. See page 40.

Company, we, us or our:  Voya Retirement Insurance and Annuity Company, a stock company domiciled in Connecticut. See page 17.

VAAA                                                                   4

Contingent Annuitant:  The individual who is not an Annuitant and will become the Annuitant if the named Annuitant dies prior to the Annuity Commencement Date and the Death Benefit is not otherwise payable. See page 19.

Contract:  The flexible premium deferred combination variable and fixed annuity contract described in this prospectus, together with any attached application, Riders or Endorsements.

Contract Anniversary:  The same day and month each year as the Contract Date. If the Contract Date is February 29th, in non-leap years, the Contract Anniversary will be March 1st.

Contract Date:  The date on which the Contract becomes effective. The Contract Date is used to determine Contract Years and Contract Anniversaries. The Contract Date is shown on the first page of the Contract.

Contract Year:  A period beginning on any Contract Anniversary (or in the first Contract Year only, beginning on the Contract Date) and ending on the day preceding the next Contract Anniversary.

Customer Service:  The location from which we service the Contract. The mailing address and telephone number of Customer Service is P.O. Box 10450, Des Moines, Iowa 50306-0450, 1-888-854-5950.

Death Benefit:  The amount payable to the Beneficiary upon death of any Owner (or the death of the Annuitant if the Owner is a non-natural person) before the Annuity Commencement Date. See page 44.

Endorsements:  Attachments to the Contract that add to, amend, change, modify or supersede the Contract’s terms or provisions.

Excess Transfer:  Any transfer among the Subaccounts after 12 transfers have occurred within any Contract Year. See page 22.

Fixed Interest Rate:  The declared annual interest rate(s) applicable to the Fixed Rate Strategy. The Company determines the interest rate in its sole discretion, subject to a minimum rate guarantee. See page 32.

Fixed Rate Strategy:  An investment option that applies a declared Fixed Interest Rate to the Premium and/or Accumulation Value allocated to this strategy. See page 32.

Fund:  The mutual fund in which a Subaccount invests. See page 33.

Index:  A securities, bond, exchange-traded fund (“ETF”) or other index used in calculating the Index Change for an Index Segment. See page 25. The Indexes for currently available Index Segments are listed on the second page of this prospectus.

Index Change:  The percentage change in the Index Value of the applicable Index from the Segment Start Date to any Business Day thereafter, up to and including the Segment End Date. The Index Change percentage may be negative, zero or positive. See page 35.

Index Credit Rate:  The Index Change for an Index Segment after application of the Cap Rate or Participation Rate, as applicable, and the Buffer. An Index Credit Rate can be negative, zero or positive, and if negative you can lose money on your investment. See page 35.

Index Segment:  An investment option available through an attached Index Strategy Rider for which the performance is determined based upon a specific Index, Segment Term, Buffer and Cap Rate or Participation Rate, as applicable. The Indexes, Segment Terms and Buffers for the currently open and available Index Segments are shown in the tables on page 2. See also page 25.

VAAA                                                                   5

Index Strategy Riders:  The Point to Point Cap with Buffer Index Strategy Rider and the Point to Point Participation with Buffer Index Strategy Rider, which make the Index Segments available through the Contract. See page 24.

Index Value:  The reference price used to determine the Index Change for an Index Segment. It excludes any dividends that may be paid by the firms that comprise the Index. The Index Value on a Segment Start Date, Segment End Date and any day in between is the Index Value at the close on business on the Business Day immediately prior to that date. See page 35.

Initial Premium:  The payment made by you to us to put the Contract into effect. See page 20.

Insurable Interest:  A lawful and substantial economic interest in the continued life of a person. See page 59.

Interim Segment:  An administrative “holding” account for Premium and Accumulation Value before being allocated to the various investment options according to your instructions. We currently use the Fixed Rate Strategy as the Interim Segment, although we may change the Interim Segment to a Subaccount designated by us upon Notice to You. See page 15.

Interim Value:  The value of an Index Segment on any date between the Segment Start Date and the Segment End Date. See Page 37. The Interim Value is not the value of the Interim Segment, and Interim Value calculations are not used to determine the value of the Interim Segment.

IRA:  A qualified Contract issued as a traditional Individual Retirement Annuity under Sections 408(a) and 408(b) of the Tax Code, a Roth IRA under Section 408A of the Tax Code, a SEP IRA under Section 408(k) of the Tax Code, or a SIMPLE IRA issued under Section 408(p) of the Tax Code.

Irrevocable Beneficiary:  A Beneficiary whose rights and interests under the Contract cannot be changed without his, her or its consent. See page 19.

Joint Owner:  An individual who, along with another individual Owner, is entitled to exercise the rights incident to ownership. Both Joint Owners must agree to any change or the exercise of any rights under the Contract. The Joint Owner may not be an entity and may not be named if the Owner is an entity. The Joint Owner, if any, on the Contract Date is shown on the first page of the Contract. See page 18.

Maturity Age:  The age upon which the latest Annuity Commencement Date is based, which is age 95. See page 10.

Notice to Us:  Notice made in a form that:  (1) is approved by, or is acceptable to, us; (2) is given with such clarity and completeness and has the information and any documentation we determine to be necessary to take the action requested or exercise the right specified without the exercise of any discretion on our part; and (3) is received by us at Customer Service. Under certain circumstances, we may permit you to provide Notice to Us by telephone or electronically.

Notice to You:  Written notification mailed to your last known address. A different means of notification may also be used if you and we mutually agree. When action is required by you, the time frame and manner for response will be specified in the Notice to You.

Owner:  The individual (or entity) that is entitled to exercise the rights incident to ownership. The terms “you” or “your,” when used herein, refer to the Owner. The Owner on the Contract Date is shown on the first page of the Contract. See page 18.

Participation Rate:  The percentage of gain in an Index that will be realized through an Index Segment over the Segment Term (i.e., from the point of the Segment Start Date to the point of the Segment End Date). We declare the Participation Rate on the Segment Start Date. See page 29.

VAAA                                                                   6

Point to Point Cap with Buffer Index Strategy:  The investment strategy made available through the Point to Point Cap with Buffer Index Strategy Rider. Under this strategy investment performance of an Index Segment will depend, in part, on the Cap Rate we declare for the Index Segment. See page 24.

Point to Point Participation with Buffer Index Strategy:  The investment strategy made available through the Point to Point Participation with Buffer Index Strategy Rider. Under this strategy investment performance of an Index Segment will depend, in part, on the Participation Rate we declare for the Index Segment. See page 24.

Premium:  Collectively the Initial Premium and any Additional Premium. See page 9.

Premium Date:  The date a Premium is applied to the Contract.

Proof of Death:  The documentation we deem necessary to establish that death has occurred including, but not limited to:  (1) a certified copy of a death certificate; (2) a finding of a court of competent jurisdiction as to the cause of death; or (3) any other proof we deem in our discretion to be satisfactory to us.

Pro-rated Cap Rate:  Equal to the result of the Cap Rate for an Index Segment multiplied by a quotient of the number of days elapsed in the Segment Term divided by the total number of days in the Segment Term. See page 37.

Pro-rated Index Credit Rate:  Equal to the result of the Index Change since the Segment Start Date multiplied by the Participation Rate and further multiplied by the quotient of the number of days elapsed in the Segment Term divided by the total number of days in the Segment Term. See page 38.

Rate Threshold:  The minimum declared Cap Rate or Participation Rate, as applicable, you set for an Index Segment that must be met in order for Premium or Accumulation Value to be allocated to the Index Segment on the Segment Start Date. See page 30.

Right to Examine Period:  The period of time during which you have the right to return the Contract for any reason, or no reason at all, and receive the payment as described in the Right to Examine and Return the Contract provision appearing on the first page of the Contract. See page 21.

Segment End Date:  The date on which the Segment Term ends. Segment End Dates are the 25th day of the month for the applicable Segment Term.

Segment Participation Requirements:  The requirements that must be met before Premium or Accumulation Value may be allocated to an Index Segment. See page 30.

Segment Start Date:  The date on which the Segment Term begins. Segments Start Dates are the 25th day of the month for the applicable Segment Term.

Segment Term:  The period beginning on the Segment Start Date and ending on the Segment End Date. See page 28. The available Segment Terms are shown on the second page of this prospectus.

Subaccount(s):  Division(s) of Variable Annuity Account B that are investment options under the Contract. Each Subaccount invests in a corresponding underlying Fund. See page 9.

Surrender:  A transaction in which the entire Cash Surrender Value is taken from the Contract. See page 40.

Systematic Withdrawal:  A transaction in which a portion of the Cash Surrender Value is automatically withdrawn according to a regular schedule (i.e., monthly). See page 42.

Tax Code:  The Internal Revenue Code of 1986, as amended.

VAAA                                                                   7

Valuation Period:  The time from the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Standard Time) on one Business Day to the close of regular trading on the next succeeding Business Day.

Variable Annuity Account B:  Voya Retirement Insurance and Annuity Company Variable Annuity Account B, a segregated asset separate account that supports variable annuity contracts of the Company. The Variable Annuity Account B is registered as a unit investment trust under the Investment Company Act of 1940, as amended and it also meets the definition of “separate account” under the federal securities laws. See page 33.

“We”, “our” or “us”:  When used in the Contract and this prospectus, means Voya Retirement Insurance and Annuity Company, a stock company domiciled in Connecticut.

Withdrawal:  A transaction in which only a portion of the Cash Surrender Value is taken from the Contract.

Withdrawal Adjustment:  The cumulative percentage reduction applied to the value of an Index Segment as a result of all Withdrawals from the Index Segment during the Segment Term. The percentage reduction for each Withdrawal is equal to 1 minus the percentage of Index Segment value withdrawn, where the percentage of Index Segment value withdrawn is equal to the amount of the Withdrawal divided by the Index Segment value immediately before the Withdrawal. The percentage reduction for each Withdrawal during the Segment Term is then multiplied together to determine the overall Withdrawal Adjustment. See page 38.

VAAA                                                                   8

Synopsis – The Contract

This Synopsis provides a brief overview of the more significant aspects of the Contract. Further detail is provided in this prospectus and the Contract. We urge you to read the entire prospectus as it describes all material features and benefits of the Contract and your rights and limitations thereunder. It also sets forth information you should know before making the decision to purchase the Contract. Certain features and benefits may vary depending on the state in which your Contract is issued. An applicant may review a copy of the Contract and any Endorsement or rider to it upon request.

The Annuity Contract

You can use the Contract to save money for retirement and to receive retirement income for life. It is not meant to be used to meet short-term financial goals. The Contract described in this prospectus is a flexible premium deferred combination variable and fixed annuity contract.

How does the Contract work?

We will issue the Contract if the Annuitant and the Owner (if an individual) are age 80 or younger at the time of application. An Insurable Interest between the Owner and the Annuitant must exist at the time we issue the Contract.

The minimum initial payment, known as the Initial Premium, for the Contracts is $25,000. Additional payments, known as Additional Premium, must be at least $1,000. We may limit Additional Premium in our sole discretion.

Premiums cannot total more than $1,500,000 unless you receive approval from us.

The Contract is between you and us. You pay Premium into your Contract, and we agree to make payments to you starting when you elect to begin receiving Annuity Payments.

Before the Annuity Commencement Date you can allocate Premium or Accumulation Value among the various available investment options:

•     Index Segments. These investment options permit you to receive a rate of return (Index Credit Rate) based on the Index Change in an applicable Index over the Segment Term. The Index Change may be positive or negative. If positive, the Index Change is subject to either a Cap Rate or a Participation Rate. A Cap Rate limits the maximum percentage of the Index Change you will realize (e.g., a 6% Cap Rate will limit the Index Credit Rate to 6%, even if the Index Change is greater than 6%). A Participation Rate sets the percentage of Index Change you will realize (e.g., a 50% Participation Rate means you will receive 50% of any positive Index Change). If the Index Change is negative, you could lose money on your investment. Negative Index Credit Rates will be absorbed by the Company to the extent of any Buffer (e.g., a 10% Buffer will reduce a -15% Index Credit Rate to -5%). Amounts withdrawn before the end of a Segment Term will not get the full benefit of any positive Index Change up to the date of the Withdrawal. The currently available Index Segments are shown on the second page of this prospectus. See the Index Segments section on page 25 for more information about these investment options.

•     The Fixed Rate Strategy. This investment option credits a declared Fixed Interest Rate to amounts allocated to this strategy. See the Fixed Rate Strategy section on page 32 for more information about this investment option.

•     Subaccounts. These investment options are Subaccounts of Variable Annuity Account B, and each invests in a corresponding underlying Fund. The currently available Funds are shown on the first page of this prospectus. See the Subaccounts of Variable Annuity Account B ‒ Subaccounts section on page 33 for more information about these investment options.

Amounts allocated to an Index Segment will be allocated to the Interim Segment until the Segment Start Date, when the amount will be allocated to the Index Segment, provided all Segment Participation Requirements are met. Unlike investments in the Subaccounts, amounts allocated to the Index Segments and the Fixed Rate Strategy are obligations for the Company and subject to its claims paying ability.

VAAA                                                                   9

In relation to amounts allocated to the Index Segments, be aware that Withdrawals taken before the end of a Segment Term will not get the full benefit of any positive Index Change up to the date of the Withdrawal because;

•     The Cap Rate that may be applied to an Index Segment using Point to Point Cap with Buffer Index Strategy is pro-rated to take into account the time remaining in the Segment Term, and therefore will be lower than the stated Cap Rate; and

•     The Participation Rate that may be applied to an Index Segment using Point to Point Participation with Buffer Index Strategy is pro-rated to take into account the time remaining in the Segment Term, and therefore will be lower than the stated Participation Rate.

The Company reserves the right to offer other Index Segments with different Indexes and different Segment Terms. Additionally, we reserve the right to cease to offer a specific Index Segment or Index or to cease accepting Additional Premium or allocation of Accumulation Value to any Index Segment or to the Contract, at any time. Additionally, we reserve the right to stop accepting allocations to the Fixed Rate Strategy or the Subaccounts and to offer additional Subaccounts in the future. We will provide advance Notice to You of any such change.

After the Annuity Commencement Date, we begin to pay money to you according to the Annuity Plan elected by you. We use the Accumulation Value of your Contract to determine the amount of Annuity Payments you will receive. Depending on the Annuity Plan you choose, you can receive payments for life or for a specific period of time. You select how often you receive the Annuity Payments and the date the payments start, which we refer to as the Annuity Commencement Date and which cannot be later than the Contract Anniversary following the Annuitant’s 95th birthday. See the ANNUITY PAYMENTS AND ANNUITY PLANS section on page 46.

What happens if I die?

The Contract has a Death Benefit that pays money to your Beneficiary if the Owner (or the Annuitant if the Owner is not a natural person) dies before the Annuity Commencement Date. The Death Benefit is equal to the Accumulation Value. There is no Death Benefit once you begin to receive Annuity Payments under an Annuity Plan. An Owner’s surviving spouse who is sole primary Beneficiary (or surviving Joint Owner) may choose to continue the Contract under the same terms in place prior to an Owner’s death. See the DEATH BENEFIT section on page 44.

Fees and Charges

What fees and/or charges do you deduct from my Contract?

You may pay certain fees and charges while you own the Contract, and these fees and charges will be deducted from your Accumulation Value. The amount of the fees and charges depend on how your Accumulation Value is allocated. See the FEES AND CHARGES section on page 22.

Taxes

How will payouts and Withdrawals from my Contract be taxed?

The Contract is tax-deferred, which means you do not pay taxes on the Contract’s earnings until the money is paid to you. When you take a Withdrawal, you pay ordinary income tax on the accumulated earnings. Annuity Plan payments are taxed as Annuity Payments, which generally means that only a portion of each payment is taxed as ordinary income. You may pay a federal income tax penalty on earnings you withdraw before age 59½. See FEDERAL TAX CONSIDERATIONS on page 48. Your Contract may also be subject to a premium tax, which depends on your state of residence. See FEES AND CHARGES – Premium and Other Taxes on page 24.

Does buying an annuity contract in a retirement plan provide extra tax benefits?

No. Buying an annuity contract within an IRA or other tax-deferred retirement plan doesn’t give you any extra tax benefits, because amounts contributed to such plans are already tax-deferred. Choose to purchase the Contract based on its other features and benefits as well as its risks and costs, not its tax benefits.

VAAA                                                                   10

Other Information

What else do I need to know?

We may change your Contract from time to time, including as necessary to follow federal or state laws and regulations. If we do, we will provide Notice to You of such changes in writing.

Compensation

We do not compensate registered investment advisors for the promotion and sale of the Contract. Rather, the Owner pays an advisory fee, as well as other incentives or payments, directly to the registered investment advisor for advisory services provided to the Contract Owners. See the SELLING THE CONTRACT ‒ Compensation Agreements section on page 57.

Your Right to Examine and Return the Contract

You have the right to examine your Contract and return it to us within 15 days of its receipt (or longer as state law may allow or if issued as a replacement Contract. If so returned, unless otherwise noted herein, we will promptly pay you the Accumulation Value as of the date the returned Contract is received by us, plus any fees and charges we may have deducted. See the Free Look/Right to Cancel section on page 21.

State Variations

Due to state law variations, the options and benefits described in this prospectus may vary or may not be available depending on the state in which the Contract is issued. Possible state law variations include, but are not limited to, minimum Premium and issue age limitations, right to examine and return the Contract rights, Annuity Payment options, ownership and interests in the Contract and assignment privileges. This prospectus described all of the material features of the Contract. If you would like to review a copy of the Contract for your particular state, contact Customer Service or your local representative.

Synopsis – FEES and charges

The purpose of the following tables is to assist you in understanding the various fees and charges you may pay, directly or indirectly, when buying, owning and surrendering the Contract. See the FEES AND CHARGES section on page 22.

Maximum Transaction Fees and Charges

The following tables show the maximum transactional fees and charges you will pay if you take a Withdrawal from or Surrender the Contract or if you transfer amounts between Subaccounts.

Excess Transfer Fee1

$50

Premium Taxes

A charge for premium taxes may also be deducted. Currently, the premium tax ranges from zero to 3.5%, depending on your state of residence. See the FEES AND CHARGES – Premium and Other Taxes section on page 24.

_____________________________

1   This fee is assessed on each transfer between Subaccounts after 12 during a Contract Year (which we refer to as an Excess Transfer). We currently do not impose this fee, but reserve the right to do so in the future. See FEES AND CHARGES – Transaction Fees and Charges ‒ Excess Transfer Fee on page 22.

VAAA                                                                   11

Maximum Periodic Fees and Charges

The following table describes the current and maximum recurring fees and charges that you will pay periodically during the time that you own the Contract, not including underlying Fund fees and expenses.

Variable Annuity Account B Annual Charges

	Current Amount	Maximum Amount
Separate Account Fee[2]: (as a percentage of Accumulation Value allocated to Variable Annuity Account B)	0.25%	0.75%

Total Variable Annuity Account B Annual Charges: (as a percentage of Accumulation Value allocated to Variable Annuity Account B)	0.25%	0.75%

Fund Fees and Expenses

This table shows the minimum and maximum total annual Fund operating expenses that you may pay periodically during the time you own the Contract. The minimum and maximum expenses listed below are based on expenses for the Funds’ most recent fiscal year ends without taking into account any fee waiver or expense reimbursement arrangements that may apply. The total annual operating expenses may be higher or lower in the future. More detail concerning each Fund’s fees and expenses is contained in the prospectus for the Fund.

Total Annual Fund Operating Expenses (expenses that are deducted from Fund assets, including management fees, distribution (12b-1) and/or service fees and other expenses)	Minimum 1.14%	Maximum 1.16%

Total annual Fund operating expenses are deducted from amounts that are allocated to the Fund. They include management fees and other expenses and include distribution (12b-1) fees. Other expenses may include service fees that may be used to compensate service providers, including the Company and its affiliates, for administrative and Contract Owner services provided on behalf of the Fund. Distribution (12b-1) fees are used to finance any activity that is primarily intended to result in the sale of Fund shares.

See FEES AND CHARGES – Underlying Fund Expenses on page 23 for additional information about the fees and expenses of the Fund, including information about the revenue we may receive from the Fund or the Fund’s affiliates.

_____________________________

2   This fee is accrued and deducted on each Business Day as a percentage of and from the value in each Subaccount. The equivalent daily rate, including in a leap year, for the current amount of the fee is 0.000686% and for the maximum amount for this fee the equivalent daily rate, including in a leap year, is 0.002063%. The charge is not applicable to values allocated to Indexed Segments or the Fixed Rate Strategy. The Company will not assess the Separate Account Fee after the Annuity Commencement Date. A Contract Owner’s maximum Separate Account Fee will not change once their Contract is issued.

VAAA                                                                   12

Examples

The following examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction charges, periodic fees and charges and Fund fees and expenses.

The examples assume that you invest $10,000 in the Subaccounts of the Contract for the time periods indicated. The examples also assume that your investment has a 5% return each year and assume the maximum Contract fees and charges and the maximum Fund fees and expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you Surrender or annuitize your Contract at the end of the applicable time period:				If you do not Surrender your Contract:
1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
$191	$591	$1,016	$2,199	$191	$591	$1,016	$2,199

Condensed Financial Information

In the first amendment to this prospectus after we begin offering the Contract, we will provide condensed financial information about the Subaccounts of Variable Annuity Account B available for investment. These tables will show the Accumulation Unit Values of the Subaccounts at the beginning of the period(s) shown, at the end of the period(s) shown and the number of accumulation units outstanding at the end of the period(s) shown.

Financial Statements

The statements of assets and liabilities, the statements of operations, the statements of changes in net assets and the related notes to financial statements for Variable Annuity Account B and the consolidated financial statements and the related notes to financial statements for Voya Retirement Insurance and Annuity Company are located in the Statement of Additional Information.

Risk Factors

Purchasing the Contract involves certain risks. See the SURRENDERS AND WITHDRAWALS section on page 40 for additional information about these risks. Also, repayment of amounts invested in the Fixed Rate Strategy and the Index Segments and any return on those investments are general claims against the Company and subject to the Company’s financial strength and claims-paying ability, with the same standing as other general claims against the Company. You should also consult a tax and/or legal adviser for advice about federal income tax laws, state laws or any other tax laws before you purchase the Contract. See the FEDERAL TAX CONSIDERATIONS section on page 48 for a discussion of some general tax considerations.

Liquidity Risk – The Contract is designed for long-term investment. It is not suitable for short-term investment.

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Investment Risk for Index Segments – The investment risk and return characteristics for Index Segments are expected to fall in between those typical of fixed index annuities and those typical of equity mutual funds or variable annuities. A fixed index annuity typically guarantees principal, and provide returns based in part on the performance of an Index. A variable annuity does not guarantee principal, and may provide for up to 100% participation in equity or other markets. Index Segments may offer greater upside potential than fixed index annuities, however they will also offer less downside protection and do not provide a guaranteed minimum return (unlike most fixed or fixed index annuities) or guarantee principal. Long-term returns under the Index Segments may be higher than those offered by a typical fixed index annuity, but may be more volatile than under a typical fixed index annuity. The protection provided by a Buffer may make the Index Segments more suitable than direct equity investment or a variable annuity for risk-averse Owners but provides more risk than an index annuity that guarantees principal. However, expected long-term returns of the Index Segments will be lower than those for equity mutual funds or variable annuities. Past performance of an Index is not an indication of future performance. Withdrawals from an Index Segment or a Surrender of the Contract before the end of a Segment Term are subject to a Withdrawal Adjustment and an Interim Value adjustment, which could cause you to lose money on your investment.

Loss of Principal in the Index Segments – The Index Credit Rate provided by an Index Segment could be negative ‒ unlike fixed indexed annuities, which generally provide a guaranteed minimum return. There is a substantial risk of loss of principal in an Index Segment, the return will be negative to the extent the Index’s negative performance during the Segment Term exceeds the Buffer. For example, if you select a 10% Buffer for an Index Segment that has an Index Credit Rate of -40%, you will lose 30% of the value allocated to that Index Segment. This means that you could lose up to 80% of the amount invested in an Index Segment with a 20% Buffer and 90% of the amount invested in an Index Segment with a 10% Buffer. Each amount allocated to an Index Segment is subject to this loss during each Index Segment Term. See the Buffer section on page 29. To understand how a Buffer is calculated, see the Index Segment’s Value on a Segment End Date Illustrative Examples in the APPENDIX beginning on page 64. You are assuming the risk that an investment in an Index Segment could have a negative return.

Loss of Principal in the Index Segments due to Interim Value Adjustments – Depending on the various factors that go into valuing Index Segment investments, a Withdrawal before the end of a Segment Term may result in an Interim Value adjustment that results in receiving less than your investment on the Segment Start Date even if the change in the referenced Index is positive up to the date of the Withdrawal. See Index Segment Value During the Segment Term on page 36, Withdrawal Adjustments on page 38 and APPENDIX – ILLUSTRATIVE EXAMPLES for more information about Interim Value adjustments for early Withdrawals from the Index Segments.

We may add an Index, add an Index Segment or cease to accept Additional Premium or allocations of Accumulation Value to an Index Segment – We may add Index Segments utilizing new Indexes as we deem appropriate, subject to any required approval by the insurance supervisory official in the jurisdiction in which the Contract is issued. Additionally, we may cease to accept Additional Premium to an Index Segment utilizing a particular Index at any time in our sole discretion. We may also cease to accept allocations of or Accumulation Value to an Index Segment (when you allocate from one Index Segment to another) or cease to permit the Index Segment’s value from continuing to be applied to an Index Segment at the end of a Segment Term. We also reserve the right to stop accepting Additional Premium into all Index Segments and, subject to state law, to stop accepting Additional Premium altogether. The Contract will have at least one Index Segment available at all times, although you may not invest in an Index Segment with a Segment End date later than the Annuitant’s Maturity Age. You bear the risk that we may not add new Index Segments using new Indexes or that Index Segments utilizing fewer Indexes will be available than when you bought the Contract.

VAAA                                                                   14

We may decide to Eliminate an Index – We may eliminate an Index from use in the Index Segments under the following conditions:  the Index is discontinued by its provider; its composition is substantially changed; our agreement with the Index provider is terminated; or we determine that conditions in the capital markets do not permit us to effectively establish reasonable Cap Rates or Participation Rates (see the Cap Rate and Participation Rate sections on page 29) because of extraordinary market volatility or lack of a reasonable number of counterparties with which to hedge our Index Credit Rate payment obligations. With respect to a particular Index Segment, we will not eliminate an Index before the end of the Segment Term utilizing the Index (although we may Substitute it, as discussed below). In other words, we will not eliminate an Index for an Index Segment to which you have made an allocation until the end of the Segment Term. Rather, in determining to eliminate an Index, we will cease accepting allocation of Additional Premium or Accumulation Value to Index Segments utilizing the eliminated Index or cease to permit the Index Segment’s value from continuing to be applied to such Index Segment at the end of the Segment Term, until you no longer have any allocations to Index Segments utilizing the Index, at which time the Index will be eliminated. See the Availability of Indexes section on page 27. The Contract will have at least one Index Segment available at all times. You bear the risk that fewer Indexes will be available than when you bought the Contract.

We may need to Substitute an Index – We will substitute an Index only in the event that the Index is discontinued by its provider, or the circumstances under which our agreement with the Index provider is terminated do not allow sufficient time for us to eliminate the Index. If we need to substitute an Index before the end of a Segment Term utilizing the Index, we will designate a substitute Index that is comparable, which means the designated substitute Index has a similar composition of underlying securities, is sufficiently liquid for hedging purposes, is recognized in the marketplace and has similar performance. We will calculate the Index Credit Rate using the performance of the designated substitute Index. The Index Credit Rate will reflect the Index Change of the designated substitute Index over the Segment Term, but will still be subject to the same Cap Rate or Participation Rate, as applicable, that we declared at the beginning of the Segment Term. The designated substitute Index may perform differently than the discontinued Index. See the Availability of Indexes section on page 27. You bear the risk that the Index Credit Rate attributable to the designated substitute Index may not be as great as the Index Credit Rate you might have been anticipating based on the discontinued Index.

The Interim Segment is the Default when an Index Segment is Eliminated – We will notify you in writing at least 30 days prior to the end of a Segment Term if an Index Segment in which you are invested will not be available for renewal. If we do not receive direction from you regarding that Index Segment, at the end of the Segment Term we will allocate the Accumulation Value from that Index Segment to the Interim Segment.

The Cap Rate for Index Segments is determined on the Segment Start Date – You will not know the Cap Rate for the Index Segments you have allocated Premium or Accumulation Value to in advance of the Segment Start Date. Prior to the Segment Start Date, you may elect a Rate Threshold representing the minimum Cap Rate you are willing to accept. Premium will remain in the Interim Segment earning a guaranteed fixed rate of interest until a Rate Threshold you set is met or until you provide alternate instructions. For more information about Rate Thresholds, see the Rate Threshold for Index Segments section on page 30. For more information about Cap Rates, see the Cap Rate section on page 29.

The Participation Rate for Index Segments is determined on the Segment Start Date – You will not know the Participation Rate for the Index Segments you have allocated Premium or Accumulation Value to in advance of the Segment Start Date. Prior to the Segment Start Date, you may elect a Rate Threshold representing the minimum percentage of gain you are willing to accept. Premium will remain in the Interim Segment earning a guaranteed fixed rate of interest until a Rate Threshold you set is met or until you provide alternate instructions. For more information about Rate Thresholds, see the Rate Threshold for Index Segments section on page 30. For more information about Participation Rates, see the Participation Rate section on page 29.

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No Ownership of the Underlying Securities in the Index Segments – When you purchase the Contract and allocate Premium or Accumulation Value to an Index Segment you are not investing in the Index or in a mutual fund or exchange-traded fund that tracks the Index for the Index Segment you select. Your Index Credit Rate is limited by the Cap Rate or the Participation Rate, as applicable, which means that your Index Credit Rate will be lower than if you had invested in a mutual fund or exchange-traded fund designed to track the performance of the applicable Index and the performance is greater than the Cap Rate we declare or the Participation Rate we declare is less than 100%. In addition, you will not have voting rights or rights to receive cash dividends or other distributions or other rights that holders of the shares of the Funds or holders of securities comprising the Indexes would have.

Limitations on Transfers from Index Segments – You may make allocations from one Index Segment to another Index Segment only at the end of a Segment Term. You can make Withdrawals from the Contract out of an Index Segment or Surrender your Contract during the Segment Term, however such Withdrawals or Surrender may be subject to a positive or negative Interim Value adjustment. This may limit your ability to react to market conditions.

Funds with Managed Volatility Strategies ‒ As described in more detail in the Fund prospectuses, each of the Funds in which the Subaccounts of Variable Annuity Account B invest employ managed volatility strategies that are intended to reduce the Fund’s overall volatility and downside risk, and to help us manage the risks associated with providing the guarantees under the Contract. During rising markets, the hedging strategies employed to manage volatility could result in your Accumulation Value rising less than would have been the case if you had been invested in a Fund with substantially similar investment objectives, policies and strategies that does not utilize a managed volatility strategy. In addition, the cost of these hedging strategies may have a negative impact on investment performance. On the other hand, investing in Funds with a managed volatility strategy may be helpful in a declining market with higher market volatility because the hedging strategy will reduce your equity exposure in such circumstances. In such cases, your Accumulation Value may decline less than would have been the case if you had not invested in Funds with a managed volatility strategy. There is no guarantee that a managed volatility strategy can achieve or maintain the Fund’s optimal risk targets, and the Fund may not perform as expected. The Funds in which the Subaccounts invest all employ managed volatility strategies.

Long-Term Investment – The Contract is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes. The tax-deferred feature is more attractive to people in high federal and state tax brackets. You should not buy the Contract if:

•     You are looking for a short-term investment;

•     You cannot risk getting back an amount less than your initial investment; or

•     Your assets are in a plan that already provides for tax-deferral and you can identify no other benefits in purchasing the Contract.

Taxation – When considering an investment in the Contract, you should consult a qualified investment professional about your financial goals, investment time horizon and risk tolerance. IRAs and other qualified retirement arrangements already have the tax-deferral feature found in the Contract. For an additional cost, the Contract provides other features and benefits, which other retirement arrangements may not provide. You should not purchase a Contract unless you want these other features and benefits, taking into account their cost.

Replacements – Replacing an existing insurance contract with the Contract may not be beneficial to you. Before purchasing the Contract, you should determine whether your existing contract will be subject to any fees or penalties upon termination of such contract. You should also compare the fees and charges, coverage provisions and limitations, if any, of your existing contract to the Contract.

VAAA                                                                   16

VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY

Voya Retirement Insurance and Annuity Company (the “Company,” we,” “us,” or “our”) issues the Contract described in this prospectus and is responsible for providing the Contract’s insurance and annuity benefits. All guarantees and benefits provided under the Contract that are not related to the Variable Annuity Account B are subject to the claims paying ability of the Company. We are a stock life insurance company organized under the insurance laws of the State of Connecticut in 1976. Prior to January 1, 2002, the Company was known as Aetna Life Insurance and Annuity Company. From January 1, 2002, until August 31, 2014, the Company was known as ING Life Insurance and Annuity Company.

We are an indirect, wholly owned subsidiary of Voya Financial, Inc. (“Voya®”), which until April 7, 2014, was known as ING U.S., Inc. In May, 2013, the common stock of Voya began trading on the New York Stock Exchange under the symbol “VOYA” and Voya completed its initial public offering of common stock.

We are engaged in the business of issuing insurance and annuities and providing financial services in the United States. We are authorized to conduct business in all states, the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Our principal executive offices are located at:

One Orange Way

Windsor, Connecticut 06095-4774

Product Regulation

Our annuity, retirement and investment products are subject to a complex and extensive array of state and federal tax, securities, insurance and employee benefit plan laws and regulations, which are administered and enforced by a number of different governmental and self-regulatory authorities, including state insurance regulators, state securities administrators, state banking authorities, the SEC, FINRA, the Department of Labor (“DOL”), the Internal Revenue Service (“IRS”) and the Office of the Comptroller of the Currency (“OCC”). For example, federal income tax law imposes requirements relating to insurance and annuity product design, administration and investments that are conditions for beneficial tax treatment of such products under the Tax Code. See the FEDERAL TAX CONSIDERATIONS section on page 48 for a further discussion of some of these requirements. Additionally, state and federal securities and insurance laws impose requirements relating to insurance and annuity product design, offering and distribution and administration. Failure to administer product features in accordance with Contract provisions or applicable law, or to meet any of these complex tax, securities or insurance requirements could subject us to administrative penalties imposed by a particular governmental or self-regulatory authority, unanticipated costs associated with remedying such failure or other claims, harm to our reputation interruption of our operations or adversely impact profitability.

DETAILED INFORMATION ABOUT THE Contract

The Annuity Contract

This prospectus describes the Voya Ascend Advisory Annuity offered by Voya Retirement Insurance and Annuity Company. The description of the Contract in this prospectus is subject to the terms of the Contract purchased by an Owner and any Endorsement or rider to it. An applicant may review a copy of the Contract and any Endorsement or rider to it upon request.

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The Contract described in this prospectus is a flexible premium deferred combination variable and fixed annuity contract. The Contract is non-participating, which means that it will not pay dividends resulting from any of the surplus or earnings of the Company. We urge you to read the Contract because it defines your rights as an investor. The Contract consists of any attached application, amendment or Endorsements and/or riders that are issued in consideration of the Premium paid. The Contract provides a means for you to allocate Premium or Accumulation Value to one or more Index Segments, a Fixed Rate Strategy and various Subaccounts. Amounts to be allocated to the Index Segments are invested in the Interim Segment, which is currently the Fixed Rate Strategy and earns a guaranteed fixed rate of interest, until the Segment Start Date when all Segment Participation Requirements are met.

Contract Ownership and Rights

Owner. The Owner is the individual (or entity) entitled to exercise the rights incident to ownership. The Owner may be an individual or a non-natural person (e.g., a corporation or trust). We require the Owner to have an Insurable Interest in the Annuitant. Two individuals may own the Contract, which we refer to as Joint Owners. Joint Owners must agree to any changes or exercise of the rights under the Contract. The Death Benefit becomes payable if any Owner dies prior to the Annuity Commencement Date. If the Owner is a non-natural person, the Death Benefit becomes payable if any Annuitant dies prior to the Annuity Commencement Date. We will pay the Death Benefit to the Beneficiary (see below). See the OTHER IMPORTANT INFORMATION ‒ General Provisions ‒ Insurable Interest section on page 59 and the DEATH BENEFIT ‒ Death Benefit Prior to the Annuity Commencement Date section on page 44.

All rights of ownership are limited to the rights of any person who has been assigned rights under the Contract and any Irrevocable Beneficiaries.

You may change ownership of a Contract at any time prior to the Annuity Commencement Date, provided the new Owner’s age is not greater than the older of age 80 or the age of the current Owner at the time of the change. We require any new Owner to have an Insurable Interest in the Annuitant. See OTHER IMPORTANT INFORMATION ‒ General Provisions ‒ Insurable Interest on page 59. Notice to Us is required for any ownership changes of the Contract. The effective date of the change to the new Owner is the date the prior Owner signs the Notice to Us. We will not be liable for any action we take before a change is recorded by Customer Service. A change in ownership may cause the prior Owner to recognize taxable income on gain under the Contract. See the FEDERAL TAX CONSIDERATIONS section on page 48.

Joint Owner. For nonqualified Contracts only, Joint Owners may be named in a written request to us at any time before the Contract is in effect. A Joint Owner may not be an entity, however, and may not be named if the Owner is an entity. In the case of Joint Owners, all Owners must agree to any change or exercise of the rights under the Contract. All other rights of ownership must be exercised jointly by both Owners. Joint Owners own equal shares of any benefits accruing or payments made to them. In the case of Joint Owners, upon the death of a Joint Owner, we will designate the surviving Joint Owner as the Beneficiary, and the Death Benefit is payable. See the DEATH BENEFIT section on page 44. This Beneficiary change will override any previous Beneficiary designation. All rights of a Joint Owner terminate upon the death of that Owner, so long as the other Joint Owner survives, and the deceased Joint Owner’s entire interest in the Contract will pass to the surviving Joint Owner. Upon the death of any Owner, the Death Benefit is payable to the surviving Joint Owner, except in the case of a surviving Joint Owner who is the spouse of the deceased Joint Owner, the Contract may be continued and the Death Benefit will be payable if the surviving Joint Owner dies prior to the Annuity Commencement Date. See DEATH BENEFIT ‒ Payment of the Death Benefit to a Spousal or Non-Spousal Beneficiary on page 44 for more information about the rights of a surviving Joint Owner.

Unless otherwise specified, the term “age” when used for Joint Owners shall mean the age of the oldest Owner.

VAAA                                                                   18

Annuitant and Contingent Annuitant. The Annuitant is the individual upon whose life the Annuity Payments are based. The Annuitant must be a natural person, who is designated by you at the time the Contract is issued. There may be two Annuitants after the Annuity Commencement Date. If you do not designate the Annuitant, the Owner will be the Annuitant. If the Owner is a non-natural person, an Annuitant must be named. In the case of Joint Owners, we will not issue a Contract if you have not designated the Annuitant. We require the Owner to have an Insurable Interest in the Annuitant. See OTHER IMPORTANT INFORMATION ‒ General Provisions ‒ Insurable Interest on page 59.

You may name a Contingent Annuitant. A Contingent Annuitant is the individual who will become the Annuitant if all named Annuitants die prior to the Annuity Commencement Date and the Death Benefit is not otherwise payable.

Neither the Annuitant, a second Annuitant nor the Contingent Annuitant can be changed while he or she is still living. Permitted changes to the Annuitant:

•     If the Owner is an individual and a Joint Owner has not been designated and the Annuitant dies before the Annuity Commencement Date, the Contingent Annuitant, if any, will become the Annuitant;

•     If the Owner is an individual, if a Joint Owner has not been designated and if there is no named Contingent Annuitant and the Annuitant dies before the Annuity Commencement Date, the Owner may designate a new Annuitant. If the Owner does not designate a new Annuitant, the Owner will become the Annuitant;

•     If a Joint Owner has been designated and the Annuitant dies before the Annuity Commencement Date, the youngest Joint Owner will become the Annuitant; and

•     The Owner, or Joint Owners, must name an individual as the Annuitant if the Owner is age 85 or older as of the date of the Annuitant’s death. We require the Owner to have an Insurable Interest in the Annuitant. See OTHER IMPORTANT INFORMATION ‒ General Provisions ‒ Insurable Interest on page 59.

If the Owner is a non-natural person, and any Annuitant dies before the Annuity Commencement Date, we will pay the Death Benefit to the designated Beneficiary. There are different distribution requirements under the Code for paying the Death Benefit on a Contract that is owned by a non-natural person. You should consult with a tax/legal adviser for more information if the Owner is a non-natural person.

Beneficiary. The Beneficiary is the individual or entity designated by you to receive the Death Benefit. The Beneficiary may become the successor Owner if the Owner, who is a spouse, as defined under federal law, dies before the Annuity Commencement Date. The Owner may designate a Contingent Beneficiary, who will become the Beneficiary if all primary Beneficiaries die before any Owner (or any Annuitant if the Owner is a non-natural person). The Owner may designate one or more primary Beneficiaries and Contingent Beneficiaries. The Owner may also designate any Beneficiary to be an Irrevocable Beneficiary. An Irrevocable Beneficiary is a Beneficiary whose rights and interest under the Contract cannot be changed without the consent of such Irrevocable Beneficiary.

Payment of the Death Benefit to the Beneficiary:

•     We pay the Death Benefit to the primary Beneficiary (unless there are Joint Owners, in which case the Death Benefit is paid to the surviving Owner(s)).

•     If all primary Beneficiaries die before any Annuitant or any Owner, as applicable, we pay the Death Benefit to any Contingent Beneficiary.

•     If there is a sole natural Owner and no surviving Beneficiary (or no Beneficiary is designated), we pay the Death Benefit to the Owner’s estate.

•     If the Owner is a non-natural person and all Beneficiaries die before the Annuitant (or no Beneficiary is designated), the Owner will be deemed to be the primary Beneficiary.

•     In the case of more than one Beneficiary, we will assume any Death Benefit is to be paid in equal shares to all surviving Beneficiaries in the same class (primary or contingent), unless you provide Notice to Us directing otherwise.

We will deem a Beneficiary to have predeceased the Owner if:

•     The Beneficiary died at the same time as the Owner;

•     The Beneficiary died within 24 hours after the Owner’s death; or

•     There is insufficient evidence to determine that the Beneficiary and Owner died other than at the same time.

VAAA                                                                   19

You have the right to change the Beneficiary unless you have designated such person as an Irrevocable Beneficiary at any time prior to the Annuity Commencement Date. Notice to Us is required for any changes pursuant to the Contract. Any such change will take effect as of the date Notice to Us is received and not affect any payment made or action taken by us before recording the change.

The Beneficiary may decide how to receive the Death Benefit, subject to the distribution requirements under Section 72(s) of the Tax Code. You may restrict a Beneficiary’s right to elect an Annuity Plan or receive the Death Benefit in a single lump-sum payment.

CONTRACT PURCHASE

To purchase the Contract you must submit an application and deliver it, along with your Initial Premium, to us. We must accept or reject your application within two Business Days of receipt. If the application is incomplete, we may hold any forms and accompanying Premium payment(s) for five Business Days.

We will issue a Contract if the Annuitant and the Owner (if a natural person) are age 80 or younger at the time of application. In purchasing the Contract, you will represent and acknowledge that the Owner has an Insurable Interest in the Annuitant, and we require the agent/registered representative to confirm on the application that the Owner has an Insurable Interest in the Annuitant. See OTHER IMPORTANT INFORMATION ‒ General Provisions ‒ Insurable Interest on page 59.

The minimum Initial Premium must be at least $25,000. We currently accept as the Initial Premium payments from multiple sources involving transfers and exchanges identified on the application and received no more than 45 days after our receipt of the application.

We accept Additional Premium, subject to our right in the Contract to limit or refuse to accept Additional Premium in our sole discretion. Each Additional Premium must be at least $1,000. Under certain circumstances, we may waive the minimum payment requirement for Premiums. We will not accept Additional Premium if the Annuitant or the Owner (if a natural person) are age 85 or older when the Additional Premium is received.

If your Premium payment was transmitted by wire order from your registered representative, we will follow one of the following two procedures after we receive and accept the wire order and investment instructions. Which procedure we follow depends on whether your state or registered representative requires a paper application to issue the Contract.

•     If a paper application is required, we will issue the Contract along with a Contract acknowledgement and delivery statement, but we reserve the right to void the Contract if we are not in receipt of a properly-completed application within five days of receiving the Initial Premium. We will refund the Accumulation Value plus any charges we deducted, and the Contract will be voided. We will return the Initial Premium if required; or

•     When a paper application is not required, we will issue the Contract along with a statement acknowledging delivery. We require you to execute and return such statement. Until you do, we will require a signature guarantee, or notarized signature, to process certain transactions.

Our prior approval is required if application of a Premium would cause the sum of all Premium received under this and all existing contracts you maintain with the Company or one of its affiliates to exceed $1,500,000.

Crediting of Premium Payments

We will process your Initial Premium within two Business Days of receipt and allocate it according to the instructions you specify, so long as the application and all information necessary for processing the Contract is complete. We will process Additional Premium payments within one Business Day if we receive all information necessary.

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In the event that your application is incomplete for any reason, we are permitted to retain your Initial Premium for up to five Business Days while attempting to complete it. If the application cannot be completed during this time, we will inform you of the reasons for the delay. We will also return the Initial Premium promptly. Once you complete the application, we will process your Initial Premium within two Business Days and allocate it according to your instructions. On Additional Premium, we will ask about any missing information. Additional Premium will be allocated in the same proportion as the payment of Initial Premium, unless you specify otherwise.

Free Look/Right to Cancel

You have the right to examine your Contract and return it to us for a refund.

When and How to Cancel. The period during which you have this right is shown in your Contract. The Right to Examine Period is generally 15 days from your receipt of the Contact (or 30 days if issued as a replacement contract). Certain states allow more than 15 days. We consider the Right to Examine Period to expire five days after we mail the Contract to you, plus the length of your Contract’s Right to Examine Period. You may return your Contract to Customer Service or to the agent/registered representative from whom you purchased it.

Refunds. We will issue you a refund within seven calendar days of our receipt of your Contract and written notice of cancellation. Unless your state requires otherwise, your refund will equal a return of your Contract’s Accumulation Value, plus any fees and charges that we deducted, as of the close of business on the day we receive your Contract and cancellation request. In other words, the amount refunded could be less than the amount paid. If your state requires, we will refund all Premium received.

Review your Contract for the Right to Examine Period and the refund amount applicable to you.

We reserve the right to Allocate Premium received prior to the expiration of the Right to Examine Period to the Interim Segment. If we do so, upon expiration of the Right to Examine Period, the value of the amount so allocated will be reallocated in accordance with your instructions. Review your Contract for the Right to Examine Period and the refund amount applicable to you.

Accumulation Value

We determine your Accumulation Value for your Contract on a daily basis beginning on the Contract Date. On the Contract Date, the Accumulation Value equals the Initial Premium paid less any premium tax, if applicable. At any time after the Contract Date, the Accumulation Value equals the sum of the value for each Index Segment, the sum of the value of the Fixed Rate Strategy and the value of each Subaccount of the Variable Annuity Account B. See the Index Segment Value on Segment Start Date and Segment End Date section on page 36, the Index Segment Value During the Segment Term section on page 36, The Fixed Rate Strategy Value section on page 39 and the Value of the Subaccounts of Variable Annuity Account B section on page 40 for an explanation of the methods used to determine the value for each of these available investment options.

Administrative Procedures

We may accept a request for Contract service in writing, by telephone or other approved electronic means, subject to our administrative procedures, which vary depending on the type of service requested and may include proper completion of certain forms, providing appropriate identifying information and/or other administrative requirements. Please be advised that the risk of a fraudulent transaction is increased with telephonic or electronic instructions (i.e., a facsimile Surrender request form), even if appropriate identifying information is provided.

Other Contracts

We and our affiliates offer various other products with different features and terms than the Contract described in this prospectus. These products have different benefits, fees and charges and may or may not better match your needs. You should be aware that there are other options available, and if you are interested in learning more about these other products, please contact your agent/registered representative.

VAAA                                                                   21

Fees and charges

We periodically deduct the following fees and charges from your Accumulation Value to compensate us for our costs, the services we provide and the risks we assume under the Contract. We incur costs for distributing and administering the Contract, including compensation and expenses paid in connection with sales of the Contract, for paying the benefits payable under the Contract and for bearing various risks associated with the Contract. Fees and expenses expressed as a percentage are rounded to the nearest hundredth of one percent. We expect to profit from the charges and may use such profits to finance its distribution. All current fees are determined and applied in a non-discriminatory manner.

The following repeats and adds to the information provided in the SYNOPSIS ‒ FEES AND CHARGES section on page 11. Please review both these sections for information on fees and charges.

Transaction Fees and Charges

Excess Transfer Fee:  We currently do not deduct any charges for transfers between the Subaccounts of the Variable Annuity Account B. We reserve the right, however, to assess up to $50 for each transfer exceeding 12 during a Contract Year (which we refer to as an Excess Transfer). If such a charge is assessed, we would deduct the charge from the Subaccounts from which each such transfer is made in proportion to the amount being transferred. The charge will not apply to any transfers between the Subaccounts because of Fund mergers, substitution or closures, to any transfers between the Subaccounts due to the election of Dollar Cost Averaging.

Redemption Fees. Certain Funds may deduct redemption fees as a result of Withdrawals, transfers or other Fund transactions you initiate. If applicable, we may deduct the amount of any redemption fees imposed by the underlying Funds as a result of Withdrawals, transfers or other Fund transactions you initiate and remit such fees back to that Fund. Redemption fees, if any, are separate and distinct from any transaction charges or other charges deducted from your Accumulation Value. For a more complete description of the Funds’ fees and expenses, review each Fund’s prospectus.

Overnight Charge. You may choose to have a $20 overnight charge deducted from the net amount of a Withdrawal or Surrender if you would like it sent to you by overnight delivery service.

Periodic Fees and Charges

Separate Account Fee. The Separate Account Fee is currently 0.25% annually (equivalent to a daily rate, including in a leap year, of 0.000686%) of the Accumulation Value allocated to the Subaccounts of Variable Annuity Account B, and the maximum amount that we may charge is 0.75% annually (equivalent to a daily rate, including in a leap year, of 0.002063%). The Separate Account Fee is set on the Contract Date and may change thereafter, but it will not exceed the maximum amount shown in your Contract. The Separate Account Fee is not applied to Accumulation Value allocated to the Index Segments or the Fixed Rate Strategy. The Separate Account Fee is deducted from the value in each Subaccount on each Business Day. This fee compensates us for ongoing administrative and risk related expenses we may incur. If there are any profits from this fee, we may use them to finance the distribution of the Contracts.

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Underlying Fund Expenses

As shown in the prospectus for each underlying Fund and described in the Fund Fees and Expenses table on page 12, an underlying Fund deducts management/investment advisory fees from the amounts allocated to it. In addition, an underlying Fund deducts other expenses which may include service fees that may be used to compensate service providers, including the Company and its affiliates, for administrative and contract owner services provided on behalf of the Fund. Furthermore, certain underlying Funds may deduct a distribution or 12b-1 fee, which is used to finance any activity that is primarily intended to result in the sale of Fund shares. Fund fees and expenses are deducted from the value of the underlying Fund shares on a daily basis, which in turn affects the value of each Subaccount that purchases Fund shares. To learn more about Fund fees and expenses, the additional factors that can affect the value of Fund shares and other important information about a Fund, refer to the Fund’s prospectus. You should evaluate the expenses associated with the underlying Fund(s) available through the Contract before making a decision to invest.

Fund of Funds. Each of the Funds in which the Subaccounts of Variable Annuity Account B invest are structured as a “Fund of Funds.” These Funds may have higher fees and expenses than a Fund that invests directly in debt and equity securities because they also incur the fees and expenses of the underlying Funds in which they invest. These Funds are affiliated Funds, and the underlying Funds in which they invest may be affiliated as well. The Fund prospectuses disclose the aggregate annual operating expenses of each Fund and its corresponding underlying Fund or Funds. The Voya Retirement Conservative Portfolio, the Voya Retirement Growth Portfolio and the Voya Retirement Moderate Portfolio are each structured as a “Fund of Funds.”

Less expensive share classes of the Funds in which the Subaccounts of Variable Annuity Account B invest may be available for investment outside of the Contract. You should evaluate the expenses associated with these Funds before making a decision to invest.

Revenue from the Funds

The Company may receive compensation from each of the underlying Funds or their affiliates. The amount paid may vary from one Fund company to another. For certain underlying Funds, some of this compensation may be paid out of 12b-1 fees or service fees that are deducted from underlying Fund assets. Any such fees deducted from underlying Fund assets are disclosed in the prospectus for the underlying Fund. The Company may also receive additional compensation from certain underlying Funds for administrative, recordkeeping or other services provided by the Company to the underlying Funds or their affiliates. These additional payments may also be used by the Company to finance distribution. These additional payments are made by the Funds or the Fund’s affiliates to the Company and do not increase, directly or indirectly, the Fund fees and expenses.

The amount of revenue the Company may receive from each of the Funds or the Fund’s affiliates may be substantial. This revenue is one of several factors we consider when determining Contract fees and charges and whether to offer a Fund through our Contracts. Fund revenue is important to the Company’s profitability, and it is generally more profitable for us to offer affiliated Funds (meaning Funds managed by Voya Investments, LLC, Voya Investment Management Co. LLC or another Company affiliate) than to offer unaffiliated Funds (meaning Funds managed by an unaffiliated third party).

Please note that certain management personnel and other employees of the Company or its affiliates may receive a portion of their total employment compensation based on the amount of net assets allocated to affiliated Funds. See SELLING THE CONTRACT ‒ Compensation Agreements on page 57.

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Premium and Other Taxes

In certain states, the Premium you pay for the Contract is subject to a premium tax. A premium tax is generally any tax or fee imposed or levied on us by any state government or political subdivision thereof in consideration of your Premium received by us. Currently, the premium tax ranges from zero to 3.5%, depending on your state of residence. We reserve the right in the Contract to recoup the amount of any premium tax from the Accumulation Value if and when:

•     The premium tax is incurred by us;

•     The Accumulation Value is applied to an Annuity Plan; or

•     You take a Withdrawal or Surrender the Contract.

We reserve the right in the Contract to change the amount we charge for the premium tax if you change your state of residence. We do not expect to incur any other tax liability attributable to the Contract. We also reserve the right to charge for any other taxes as a result of any changes in applicable law.

Investment Options

General

We will allocate your Premium or Accumulation Value among the available Index Segments, Fixed Rate Strategy and/or Subaccounts according to your allocation instructions. We reserve the right to require that allocation instructions be given in whole percentages.

Index Segments

The Contract offers the following two Index Strategy Riders that make the Index Segments available through the Contract:

•     The Point to Point Cap with Buffer Index Strategy Rider under which the Index Credit Rate is limited by the Cap Rate we declare (see the Cap Rate section on page 29); and

•     The Point to Point Participation with Buffer Index Strategy Rider under which the Index Credit Rate is limited by a Participation Rate we declare (see the Participation Rate section on page 29).

An election to invest in an Index Segment will automatically add the corresponding Index Strategy Rider to your Contract. There is only one Index Strategy Rider for each type of Index Segment (i.e. one Point to Point Cap with Buffer Index Strategy Rider for all Index Segments that use the Cap Rate Strategy). Both Index Strategy Riders may not be available at all times.

The Index Segments currently available are listed on the second page of this prospectus. You may elect to allocate all or any portion of your Premium or Accumulation Value to one or more Index Segments. Each Index Segment has a corresponding Index, Segment Term and Buffer. Allocations to Index Segments do not constitute ownership in the Index or in a mutual fund or exchange-traded fund that tracks the Index for the Index Segment. Each Index Segment will also have a Cap Rate or a Participation Rate, as applicable, which is determined by us on the Segment Start Date. Unlike other investment products that track an Index, mutual fund or exchange-traded fund, positive investment performance in the Index Segments are subject to Cap Rates and Participation Rates, as applicable.

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There will be at least one Index Segment available at all times, but there is no guarantee that the same or similar Index Segments as those currently offered will be available for allocation of future Premiums or Accumulation Value. We reserve the right to add Index Segments (Indexes, Segment Terms and/or Buffers), to cease offering one or more Index Segment (Indexes, Segment Terms and/or Buffers) and/or to cease accepting allocation of Additional Premium or Accumulation Value to any Index Segment or to the Contract, at any time. Some Index Segments may be available only for new Premiums, some only for allocations of Accumulation Value or some only for allocations or Accumulation Value from the same Index Segment at the end of such Index Segment’s Segment Term. You may allocate Premium or Accumulation Value to any available Index Segment provided that the Segment Participation Requirements are met.

For each Premium to be allocated to an Index Segment, during the time between the Premium Date and the next Segment Start Date and during periods when all the Segment Participation Requirements are not met, amounts will be invested in the Interim Segment, which currently is the Fixed Rate Strategy. You may make changes to your allocation instructions at any time prior to the close of business on the Business Day prior to the Segment Start Date.

The Indexes

The performance of each Index Segment is tied to the performance of one or more securities, bond, exchange-traded fund or other Index. The Index Segments are not index funds. While you may participate in the performance of that Index by investing in an Index Segment, you are not investing directly in any index, mutual fund or exchange-traded fund and you do not participate in the investment results of any assets we hold in relation to the Index Segments. Depending upon the performance of the Index used by the Index Segment in which you invest, you could lose money on your investment.

The Indexes used with the currently available Index Segments are:

•     MSCI EAFE Index

•     NASDAQ 100 Index

•     Russell 2000 Index

•     S&P 500 Index

We have permission to offer each Index pursuant to a license agreement or other arrangement with each Index provider.

MSCI EAFE Index:  THIS PRODUCT IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VOYA SERVICES COMPANY (“LICENSEE”). NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN PRODUCTS GENERALLY OR IN THIS PRODUCT PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS PRODUCT OR THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS PRODUCT TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS PRODUCT IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS PRODUCT.

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ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE PRODUCT, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

No purchaser, seller or holder of this security, product or products, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

NASDAQ 100 Index:  The product(s) is not sponsored, endorsed, sold or promoted by The NASDAQ OMX Group, Inc. or its affiliates (NASDAQ OMX, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the NASDAQ-100 Index® to track general stock market performance. The Corporations' only relationship to Voya Services Company (“Licensee”) is in the licensing of the Nasdaq®, OMXTM and NASDAQ-100 Index® registered trademarks, and certain trade names of the Corporations and the use of the NASDAQ-100 Index® which is determined, composed and calculated by NASDAQ OMX without regard to Licensee or the Product(s). NASDAQ OMX has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the NASDAQ-100 Index®. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THENASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Russell 2000 Index:  The Russell 2000 is a trademark of Russell Investments and has been licensed for use by Voya Retirement Insurance and Annuity Company. The product is not sponsored, endorsed, sold or promoted by Russell Investments and Russell Investments makes no representation regarding the advisability of investing in the product.

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S&P 500® Index:  The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Voya Retirement Insurance and Annuity Company. Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Voya Retirement Insurance and Annuity Company. The product is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the product or any member of the public regarding the advisability of investing in securities generally or in the product particularly or the ability of the S&P 500 Index to track general market performance. S&P Dow Jones Indices’ only relationship to Voya Retirement Insurance and Annuity Company with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices or its licensors. The S&P 500 Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Voya Retirement Insurance and Annuity Company or the product. S&P Dow Jones Indices have no obligation to take the needs of Voya Retirement Insurance and Annuity Company or the owners of the product into consideration in determining, composing or calculating the S&P 500 Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the product or the timing of the issuance or sale of the product or in the determination or calculation of the equation by which the product is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the product. There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to the product currently being issued by Voya Retirement Insurance and Annuity Company, but which may be similar to and competitive with the product. In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the S&P 500 Index.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

Availability of Indexes

We may add Index Segments utilizing a new Index as we deem appropriate. Alternatively, we may cease to accept initial allocations of Premiums that utilize a particular Index at any time in our sole discretion. We may also cease, in our own discretion, to accept an allocation of Accumulation Value to Index Segments that utilize a particular Index (when you allocate from one Index Segment to another at a Segment End Date), or cease to permit Premiums from continuing to be applied to an Index Segment at the end of a Segment Term. The Contract will have at least one Index available at all times.

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We may also substitute an Index under the following conditions:

•     The Index is discontinued by its provider;

•     The composition of the Index is substantially changed; or

•     Our agreement with the Index provider is terminated.

We will not eliminate an Index underlying an Index Segment to which you have allocated until the end of the Segment Term. Rather, in determining to eliminate an Index, we will cease accepting new investments in Index Segments utilizing the eliminated Index, or cease to permit allocation of Accumulation Value from continuing to be applied to Index Segments utilizing the eliminated Index at the end of the Segment Term, until you no longer have any allocations in Index Segments that utilize the eliminated Index.

We will notify you of the available Index Segments prior to the end of the Segment Term. See the Allocations at the End of a Segment Term section on page 30 for more information.

We will substitute an Index during an Index Segment’s Term only in the event that the Index is discontinued by its provider or the circumstances under which our agreement with the provider do not allow sufficient time for us to eliminate the Index. If we need to substitute an Index before the end of the Segment Term, we will designate an Index that is comparable, which means the designated substitute Index would have a similar composition of underlying securities, sufficient liquidity for hedging and recognition in the marketplace. For example, an Index that is comparable to the S&P 500 Index will have stocks of large, publicly held domestic companies. Also, we will designate a substitute Index that has similar performance. We will calculate the Index Credit Rate using the performance of the designated substitute Index. The Index Credit Rate will reflect the Index Change of the designated substitute Index over the Segment Term, but still subject to the same Cap Rate and Participation Rate, as applicable, that we declared at the beginning of the Segment Term. We use the Index Change of the designated substitute Index to calculate the Index Credit Rate because the Index Value of the designated substitute Index as of the start of the Segment Term may not be the same as the Index Value of the discontinued Index. For example:

	Index Value as of Start of Index Period	Index Value as of End of Index Period	Index Change	Cap Rate	Index Credit Rate
Discontinued Index	1,500	N/A	N/A	7%	N/A
Substitute Index	2,215	2,268	2.39%	7%	2.39%

It is possible that the Index Credit Rate attributable to the designated substitute Index may not be as great as the Index Credit Rate you might have been anticipating based on the discontinued Index (had the Index provider not discontinued the Index). We will provide Notice to You of any change in or substitution of an Index.

We reserve the right to add Indexes, subject to approval by the insurance supervisory official in the jurisdiction in which the Contract is issued.

Segment Term

The Segment Term for each Index Segment is the period of years over which the Index Credit Rate is calculated and the Cap Rate or the Participation Rate, as applicable, is guaranteed. A Segment Term begins on the Segment Start Date, which is the 25th day of the month for the applicable Segment Term, and ends on the Segment End Date, which is the 25th of the same month one or more years later. For example, an Index Segment with a one year Segment Term that has a Segment Start Date of June 25, 2018, will have a Segment End Date on June 25, 2019. Likewise, an Index Segment with a three year Segment Term that has a Segment Start Date of June 25, 2018, will have a Segment End Date on June 25, 2021. Therefore, a Segment Term begins on the applicable Segment Start Date and ends on the Segment End Date, which is the anniversary of the Segment Start Date in the final year of that Segment Term. The Segment Terms for the currently available Index Segments are shown on the second page of this prospectus.

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Buffer

The Buffer is the amount of any negative Index Change that will be absorbed by the Company on a Segment End Date. If the Index Change is negative, the Index Change is offset by the amount of the Buffer. For example, if you have selected an Index Segment with a 10% Buffer and the Index Change is -30% then the Index Segment’s value would be reduced by 20%.

The Buffer is set by us in our sole discretion. Not all Buffers may be available for each Index and Segment Term. Generally, Index Segments with larger Buffers will tend to have lower Cap Rates and Participation Rates, as applicable, than Index Segments with smaller Buffers using the same Index and with the same Segment Term. There is a risk of a substantial loss of your principal because you agree to absorb all losses to the extent they exceed the Buffer for any Index Segment you chose to invest in. The Buffers for the currently available Index Segments are shown on the second page of this prospectus.

Cap Rate

If you elect to invest in an Index Segment under the Point to Point Cap with Buffer Index Strategy Rider, the performance of the Index Segment will depend, in part, on the Cap Rate we declare for that Index Segment.

The Cap Rate is the maximum percentage of gain in an Index that may be realized through an Index Segment over the Segment Term. We will declare a Cap Rate for each Index Segment on the Segment Start Date, which is guaranteed for the Segment Term. The Cap Rate may vary by Index Segment. Because you will not know the Cap Rate in advance of the Segment Start Date, you should set a Rate Threshold if you do not wish to invest in an Index Segment with a Cap Rate below a certain rate. See the Rate Threshold for Index Segments section on page 30 for more information about setting a Rate Threshold.

Participation Rate

If you elect to invest in an Index Segment under the Point to Point Participation with Buffer Index Strategy Rider, the performance of an Index Segment will depend, in part, on the Participation Rate we declare for that Index Segment.

The Participation Rate is the percentage of gain in an Index that will be realized through an Index Segment over the Segment Term. We declare a Participation Rate for each Index Segment on the Segment Start Date, which is guaranteed for the Segment Term. The Participation Rate may vary by Index Segment. Because you will not know the Participation Rate in advance of the Segment Start Date, you should set a Rate Threshold if you do not wish to invest in an Index Segment with a Participation Rate below a certain rate. See the Rate Threshold for Index Segments section on page 30 for more information about setting a Rate Threshold.

The Cap Rate and the Participation Rate are set and declared by us in our sole discretion. While we have no specific formula for determining the Cap Rate or the Participation Rate for a particular Index Segment, we may consider various factors, such as the yields available on the fixed income securities we use to support our guarantees under the Contract. An increase in the yields could have a corresponding impact on the Cap Rates and the Participation Rates and vice versa. The Cap Rates and the Participation Rates could be similarly impacted by the costs to hedge these investments using derivatives (e.g., options and futures contracts). Also, we may consider the level of compensation we pay for the promotion and sale of the Contract and our administrative expenses, in addition to regulatory and tax requirements, and general economic trends and competitive factors. Our current business practice is to match Index Segment renewal Cap Rates and Participation Rates with currently available Index Segment new money Cap Rates and Participation Rates. However, we reserve the right to change this practice at any time and do not guarantee that Index Segment renewal Cap Rates and Participation Rates will match Index Segment new money Cap Rates and Participation Rates.

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Rate Threshold for Index Segments

You may set a Cap Rate or a Participation Rate Threshold, as applicable, for each Index Segment to which you wish to allocate Premium or Accumulation Value, unless you select Dollar Cost Averaging as described below. Only one Rate Threshold may be set per Index Segment, and for a Rate Threshold to be effective it must be received by us before the Segment Start Date of the applicable Index Segment. Your Premium or Accumulation Value will not be allocated to an Index Segment unless the Cap Rate or Participation Rate, as applicable, is greater than or equal to the Rate Threshold you have set. The Rate Threshold you set represents the minimum Cap Rate or the minimum Participation Rate you find acceptable for a particular Index Segment and setting a high Rate Threshold may result in amounts remaining invested in the Interim Segment for an extended period of time.

It is important to understand that you will not know the Cap Rate or the Participation Rate for an Index Segment prior to the Segment Start Date. Once Premium has been invested in an Index Segment, you will not be able to reallocate the value in that Index Segment to another Index Segment or to another investment option prior to the end of the Segment Term, which could be as long as six years. Also, setting a Rate Threshold higher that the Cap Rate or the Participation Rate, as applicable, currently offered by the Company will result in amounts being transferred to or remaining invested in the Interim Segment until a subsequent Segment Start Date when a Cap Rate or a Participation Rate, as applicable, is declared that is equal to or exceeds your designated Rate Threshold.

We may limit the availability of Rate Thresholds above a certain percentage, and these limits may change from time to time. Contact Customer Service or your agent/registered representative for information about any limits on Rate Thresholds. A Rate Threshold set by a Contract Owner will not be nullified by a subsequent limit set by the Company.

Segment Participation Requirements for Index Segments

In order for Premium or Accumulation Value to be allocated to an Index Segment, on a Segment Start date the Segment Participation Requirements must be met for the applicable Index Segment. If Premium or Accumulation Value is to be allocated to multiple Index Segments, Premium or Accumulation Value will be allocated only to those Index Segments whose Segment Participation Requirements are met.

Segment Participation Requirements are:

•     The Index Segment is available;

•     The Index Segment does not have a Segment Term that extends beyond your latest Annuity Commencement Date; and

•     The declared Cap Rate or Participation Rate, as applicable, for the Index Segment is equal to or greater than the Rate Threshold (described above), if any, which you may have set.

If the Segment Participation Requirements are not met for an Index Segment on the Segment Start Date, the Premium or Accumulation Value that would have been allocated to that Index Segment will be allocated to the Interim Segment until the Segment Start Date for the Index Segment when all Segment Participation Requirements are met. You may change your allocation or modify or remove the Rate Threshold for values in the Interim Segment at any time up to the close of business on the Business Day prior to the Segment Start Date.

Allocations at the End of a Segment Term

We will provide Notice to You that an Index Segment is maturing prior to the end of the Segment Term. The notice will specify the Index Segments that are maturing and will be available for reallocation at the Segment End Date. You may submit allocation instructions with respect to the value available for reallocation to us at any time up to the close of business on the day prior to the next Segment Start Date. You may make an allocation to any available Index Segment, Fixed Rate Strategy or Subaccount provided that you may not make an allocation to an Index Segment whose Segment End Date is later than your Contract’s latest Annuity Commencement Date.

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At the end of a Segment Term, the value in a maturing Index Segment will be allocated according to the allocation instructions you provided. If you do not provide allocation instructions, the value in the Index Segment will be automatically allocated to an Index Segment with the same Index, Segment Term and Buffer as the maturing Index Segment, provided one is available and the Segment Participation Requirements are met. If an Index Segment with the same Index, Segment Term and Buffer is not available or the Segment Participation Requirements are not met, including the designated Rate Threshold, the value in the maturing Index Segment will be allocated to the Interim Segment. Unless you provide a new Rate Threshold and/or new allocation instructions, the Rate Threshold previously provided for the maturing Segment Term will continue to apply.

Dollar Cost Averaging

Dollar cost averaging or DCA is available for initial allocations of Premiums and allocations of Accumulation Value. The Interim Segment serves as the source account from which we will, on a monthly basis, automatically transfer a set dollar amount to the Index Segment, Fixed Rate Strategy or Subaccount you specify. You may elect to participate in dollar cost averaging by providing Notice to Us. There is no additional charge for dollar cost averaging. You also set the duration you would like the Premium or Accumulation Value to be invested over. The maximum duration is 12 months. You may not set a Rate Threshold (or minimum declared Cap Rate or Participation Rate, as applicable) in connection with the DCA program. Consequently, by electing to DCA into the Index Segments you bear the risk that Cap Rates and Participation Rates on amounts allocated to an Index Segment under the DCA program will be less than a minimum Cap Rate or Participation Rate that you would otherwise elect through use of a Rate Threshold.

The minimum monthly DCA transfer amount is $100 and we will transfer all your DCA money in the Interim Segment to the Index Segments, Fixed Rate Strategy and Subaccounts you specify in equal payments over the relevant duration. The last payment will include earnings accrued in the Interim Segment over the duration. DCA may be subject to limited availability in connection with Systematic Withdrawals. The transfer date for each allocation into an Index Segment will be the Segment Start Date each month. If, on any Segment Start Date, the value in the Interim Segment is equal to or less than the amount you have elected to allocate, the entire amount will be allocated and the program will end. You may terminate the DCA at any time by sending Notice to Us at least seven days before the next Segment Start Date.

DCA will allow you to invest Accumulation Value in the Index Segments at different Cap Rates and Participation Rates, as applicable, and is designed to lessen the impact of Cap Rate and Participation Rate fluctuation on your investment. Therefore, investment in Index Segments with higher average Cap Rates and Participation Rates may be achieved over the long term; however, we cannot guarantee this. DCA does not guarantee that you will earn a profit or be protected against losses. You should consider your ability to withstand periods of potentially significantly fluctuating Cap Rates and Participation Rates.

DCA will allow you to invest Accumulation Value in Subaccounts to help reduce the risk of investing too much when the price of a Fund’s shares is high. It also helps reduce the risk of investing too little when the price of a Fund’s shares is low. Because you purchase the same dollar amount of Subaccount units each period, you purchase more units when the unit value is low and you purchase fewer units when the unit value is high. DCA neither ensures a profit nor guarantees against loss in a declining market. You should consider your financial ability to continue purchases through periods of low price levels.

We may modify, suspend or terminate DCA. We will send Notice to You in advance. Such modification, suspension or termination, however, will apply prospectively only and will not affect any DCAs in effect at the time.

If an Index Segment you have selected is not available on a Segment Start Date, any amount in the DCA Interim Segment destined for that Index Segment will remain in the Interim Segment until it becomes available or you provided different instructions.

VAAA                                                                   31

The Interim Segment

The Interim Segment is an administrative “holding” account where Accumulation Value is held until it is transferred to the Index Segments, the Fixed Rate Strategy and/or the Subaccounts. Amounts to be allocated to the Index Segments are held in the Interim Segment until the Segment Start Date (provided all Segment Participation Requirements are met), and amounts to be invested using the DCA program are held in the Interim Segment until they are periodically transferred to the designated Index Segments, Fixed Rate Strategy and/or the Subaccounts. You may not make allocations directly to the Interim Segment although amounts will remain invested in the Interim Segment until all Segment Participation Requirements (including any applicable Rate Threshold) are met for a designated Index Segment. The Interim Segment currently uses the Fixed Rate Strategy. With prior Notice to You, we may change this for all current and future allocations and use a specifically designated Subaccount as the Interim Segment rather than the Fixed Rate Strategy.

The Separate Account Supporting the Index Segments

Amounts applied to the Index Segment will be allocated to a non-unitized separate account established under Connecticut law. A non-unitized separate account is a separate account in which the contract owner does not participate in the performance of the assets through unit values or any other interest. Contract owners do not receive a unit value of ownership of assets accounted for in this separate account. Interests in the Index Segments are registered under the Securities Act of 1933, but the non-unitized separate account is not registered under the Investment Company Act of 1940, as amended.

The risk of investment gain or loss with the assets maintained in the non-unitized separate account is borne entirely by the Company. The non-unitized separate account is not insulated, meaning that all Company obligations due to allocations to the non-unitized separate account are contractual guarantees of the Company and are accounted for in the separate account and all of the general assets of the Company are available to meet its contractual guarantees. Income, gains and losses of the separate account are credited to or charged against the separate account without regard to other income, gains or losses of the Company. As part of its overall investment strategy, the Company intends to maintain assets in the separate account that reflect its obligations to Contract Owners that have made allocations to the Index Segments. Accordingly, it is anticipated that assets relating to the Index Segments will likely consist of fixed income investments, as well as call options or other hedging instruments that relate to movements in the Indexes.

We are not obligated to invest the assets attributable to the non-unitized separate account according to any particular strategy, except as required by Connecticut and other state insurance laws. Contract Owners do not participate in the investment performance of the assets of the non-unitized separate account, and Index Credit Rates and any other benefits provided by the Company are not determined by the performance of the non-unitized separate account.

The Fixed Rate Strategy

The Fixed Rate Strategy is an investment option that applies a declared Fixed Interest Rate to the Premium or Accumulation Value allocated to it. We declare the Fixed Interest Rate applicable to each allocation to the Fixed Rate Strategy on the date of the allocation, and guarantee that the rate declared will not be changed for one year. We also guarantee that the declared Fixed Interest Rate will not be less than 0.25%.

We credit interest daily at a rate that yields the annual Fixed Interest Rate over the period for which the rate is guaranteed. In the event of a Withdrawal, Surrender or if the Death Benefit becomes payable or you elect to receive Annuity Payments, interest, if any, will be credited to the portion of the value in Fixed Rate Strategy applied to the transaction, including the day the transaction is processed. Contact Customer Service for the current Fixed Interest Rates we are declaring on amounts allocated to the Fixed Rate Strategy.

The Fixed Interest Rate we declare for allocations to the Fixed Rate Strategy as the Interim Segment may be different from the Fixed Interest Rate we declare for allocations to the Fixed Rate Strategy when it is used as a separate investment option.

VAAA                                                                   32

We do not use a specific formula to set the declared Fixed Interest Rate. We determine the interest rates in our sole discretion. We may, but are not required to consider, factors, including but not limited to the interest rate on the fixed income investments we use to support our guarantees (in which you have no direct or indirect interest), regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future Fixed Interest Rates.

Amounts allocated to the Fixed Rate Strategy are held in the same non-unitized separate account used with the Index Segments, meaning that there are no discrete units of ownership of the assets of the separate account associated with any allocation to the Fixed Rate Strategy. Rather, amounts held in the Fixed Rate Strategy are an obligation of the Company and are subject to the Company’s financial strength and claims-paying ability, including claims against any other liabilities of the Company.

Subaccounts of Variable Annuity Account B

We established Variable Annuity Account B under Connecticut Law in 1976 as a continuation of the separate account established in 1974 under Arkansas law of Aetna Variable Annuity Life Insurance Company. Variable Annuity Account B was established as a segregated asset account to fund variable annuity contracts. Variable Annuity Account B is registered as a unit investment trust under the Investment Company Act of 1940, as amended. It also meets the definition of “separate account” under the federal securities laws.

Although we hold title to the assets of Variable Annuity Account B, such assets are not chargeable with the liabilities of any other business that we conduct. Income, gains or losses, whether or not realized, of Variable Annuity Account B are credited to or charged against the assets of Variable Annuity Account B without regard to other income, gains or losses of the Company. All obligations arising under the Contract are obligations of the Company. All guarantees and benefits provided under the Contract that are not related to Variable Annuity Account B are subject to the claims paying ability of the Company.

Subaccounts

Variable Annuity Account B is divided into “Subaccounts.” Each Subaccount invests directly in shares of a corresponding underlying Fund. We reserve the right to add and, under certain circumstances, make certain changes to the Subaccounts. See the Right to Change Variable Annuity Account B section on page 34.

More information about the Subaccounts available under the Contract is shown below. You bear the entire investment risk for amounts allocated through a Subaccount to an underlying Fund, and you may lose your principal. There is no assurance that any Fund will achieve its investment objectives. You should carefully consider the investment objectives, risks and charges and expenses of an underlying Fund before investing. More detailed information about a Fund, including information about its investment risks and fees and expenses, can be found in that Fund’s current prospectus and SAI. You may obtain these documents by contacting Customer Service.

Please work with your agent/registered representative to determine if an available Subaccount may be suited to your financial needs, investment time horizon and risk tolerance.

You may allocate Premium or Accumulation Value to the following Subaccounts:

Voya Retirement Conservative Portfolio

Investment Adviser:        Voya Investments, LLC

Investment Subadviser: Voya Investment Management Co. LLC

Investment Objective:     Seeks a high level of total return (consisting of capital appreciation and income) consistent with a conservative level of risk relative to the other Voya Retirement Portfolios.

VAAA                                                                   33

Voya Retirement Growth Portfolio

Investment Adviser:        Voya Investments, LLC

Investment Subadviser: Voya Investment Management Co. LLC

Investment Objective:     Seeks a high level of total return (consisting of capital appreciation and income) consistent with a level of risk that can be expected to be greater than that of Voya Retirement Moderate Growth Portfolio.

Voya Retirement Moderate Portfolio

Investment Adviser:        Voya Investments, LLC

Investment Subadviser: Voya Investment Management Co. LLC

Investment Objective:     Seeks a high level of total return (consisting of capital appreciation and income) consistent with a level of risk that can be expected to be greater than that of Voya Retirement Conservative Portfolio but less than that of Voya Retirement Growth Portfolio.

There will always be at least one Subaccount available through the Contract.

Right to Change Variable Annuity Account B

Subject to state and federal law and the rules and regulations thereunder, we may, from time to time, make any of the following changes to Variable Annuity Account B with respect to some or all classes of contracts:

•     Offer additional Subaccounts that will invest in Funds we find appropriate for contracts we issue;

•     Combine two or more Subaccounts;

•     Close Subaccounts. We will provide advance notice by a supplement to this prospectus if we close a Subaccount;

•     Substitute a new Fund for a Fund in which a Subaccount currently invests. In the case of a substitution, the new Fund may have different fees and charges than the Fund it replaced. A substitution may become necessary if, in our judgment:

>   A Fund no longer suits the purposes of the Contract;

>   There is a change in laws or regulations;

>   There is a change in the Fund’s investment objectives or restrictions;

>   The Fund is no longer available for investment; or

>   Another reason we deem a substitution is appropriate.

•     Stop selling the Contract;

•     Limit or eliminate any voting rights for Variable Annuity Account B (as discussed more fully below); or

•     Make any changes required by the Investment Company Act of 1940, as amended or its rules or regulations.

We will not make a change until the change is disclosed in an effective prospectus or prospectus supplement, authorized, if necessary, by an order from the SEC and approved, if necessary, by the appropriate state insurance department(s) and or shareholders.

We will provide Notice to You before we make any of these changes to the Subaccounts and/or Variable Annuity Account B that affect the Contracts.

Selection of Underlying Funds. The underlying Funds available through the Contract described in this prospectus were selected by the Company. When determining which underlying Funds to make available, we may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of an underlying Fund with our hedging strategy, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying Fund or its service providers (e.g., the investment adviser or subadvisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing and support services, or whether affiliates of the Fund can provide marketing and distribution support for sales of the Contracts. See the Revenue from the Funds section on page 23 for more information about these arrangements. We may, subject to certain limits or restrictions, remove a Fund or limit its availability to new investment if we determine that it no longer satisfies one or more of the selection criteria and/or if it has not attracted significant allocations under the Contract.

VAAA                                                                   34

We do not recommend or endorse any particular Fund, and we do not provide investment advice.

Voting Rights

We will vote the shares of an underlying Fund owned by Variable Annuity Account B according to your instructions. However, if the Investment Company Act of 1940, as amended or any related regulations should change, or if interpretations of it or related regulations should change, and we decide that we are permitted to vote the shares of a trust in our own right, we may decide to do so without consulting you.

We determine the number of shares that you have in a Subaccount by dividing the value in that Subaccount by the net asset value of one share of the underlying Fund in which a Subaccount invests. We count fractional votes. We will determine the number of shares you can instruct us to vote 180 days or less before a trust shareholder meeting. Voting instructions will be solicited by a written communication at least 14 days before the meeting. If we do not receive your instructions in time, we will vote the shares in the same proportion as the instructions received from all contracts in that Subaccount. We will also vote shares we hold in Variable Annuity Account B that are not attributable to Contract Owners in the same proportion. The effect of proportional voting is that a small number of Contract Owners may decide the outcome of a vote.

Investment Option Valuations

Index Segments

The value of the amount allocated to an Index Segment depends on the Index Change during the Segment Term, the Cap Rate or the Participation Rate, as applicable, we declare for that Index Segment and the Buffer. An Index Segment’s value may increase or decrease depending on whether the Index Change is positive or negative.

Index Change and Index Credit Rate

We calculate the Index Change percentage as a point to point change in the Index Value over the Segment Term using the following formula:

Index Change	=	(a) – (b)
(b)

Where:

(a)   Is the Index Value of the Index as of the close of business on the Business Day prior to the date of calculation; and

(b) Is the Index Value as of the Segment Start Date.

We convert the decimal to the equivalent percentage to determine the Index Change.

The Index Value on a Segment Start Date, Segment End Date and any day in between is the Index Value as of the close on business on the Business Day immediately prior to that date.

If the Index Change is positive, the Cap Rate or Participations Rate is applied to determine the Index Credit Rate for the Index Segment. If the Index Change is negative, the Buffer is applied to determine the Index Credit Rate for the Index Segment.

VAAA                                                                   35

The following table summarizes how the Index Credit Rate is determined based on the Index Change and the Point to Point Cap with Buffer Index Strategy:

If the Index Change is:	Then the Index Credit Rate will Equal:
• Positive and greater than or equal to the Cap Rate	• The Cap Rate
• Positive, but less than the Cap Rate	• The Index Change
• Negative but less than the Buffer	• 0%
• Negative and greater than the Buffer	• The Index Change, offset by the Buffer

The following table summarizes how the Index Credit Rate is determined based on the Index Change and the Point to Point Participation with Buffer Strategy:

If the Index Change is:	Then the Index Credit Rate will Equal:
• Positive	• The Index Change multiplied by the Participation Rate
• Negative but less than the Buffer	• 0%
• Negative and greater than the Buffer	• The Index Change, offset by the Buffer

The Cap Rate, Participation Rate, Buffer and the Index Credit Rate are rates of return for the entire Segment Term (from the Segment Start Date to the Segment End Date), NOT annual rates of return, even if the Segment Term is longer than one year. Accordingly, the Index Change and the Rate Threshold are also not annual rates. See the table on page 2 for the currently available Index Segments and the corresponding Indexes, Segment Terms and Buffers.

Index Segment Value on Segment Start Date and Segment End Date

On each Segment Start Date, an Index Segment’s value is equal to the Premium and/or Accumulation Value allocated to the Index Segment, less any premium tax, if applicable.

On each Segment End Date, an Index Segment’s value equals:

•     The Index Segment’s value on the Segment Start Date; multiplied by

•     (1+ the applicable Index Credit Rate for the Index Segment); multiplied by

•     A Withdrawal Adjustment, as described below, for all Withdrawals from the Index Segment during the Segment Term.

Index Segment Value During the Segment Term

An Index Segment’s value on any date between the Segment Start Date and the Segment End Date is the Interim Value. Calculation of the Interim Value varies depending on whether the Index Segment uses the Point to Point Cap with Buffer Index Strategy or the Point to Point Participation with Buffer Index Strategy. Calculation of the Interim Value may have either a positive or a negative result, meaning that you could gain or lose Accumulation Value in an Index Segment as a consequence of the Interim Value calculation.

The Interim Value calculation helps protect the Company from the market risks that are related to the Surrender or Withdrawal of value from the Index Segments prior to the Segment End Date. The part of the Interim Value calculation that includes the fair value of hypothetical fixed instruments protects us from the potential loss of earning interest on the amount surrendered or withdrawn for the remaining portion of the Segment Term. The part of the Interim Value calculation that includes the fair value of hypothetical derivatives reflects the market value of call and put options at the time of a Surrender or Withdrawal based on the remaining portion of the Segment Term and offsets any potential gain or loss at that time.

VAAA                                                                   36

The Interim Value of an Index Segment using the Point to Point Cap with Buffer Index Strategy is the lower of two values. The first is a derivatives-based estimate of the market value of the investment. The second is a value determined by applying a credit rate that until the end of the Segment Term is lower than the Cap Rate that would apply to any positive Index Change on the Segment End Date. Specifically, the credit rate to be applied is limited to only some portion of the Cap Rate calculated by prorating the Cap Rate based on the period remaining in the Segment Term.  Due to the prorating, the full effect of the Cap Rate is provided only if amounts invested in an Index Segment using the Point to Point Cap with Buffer Index Strategy are held to the Segment End Date.  More specifically, the Interim Value is equal to the lesser of (1) and (2), multiplied by a Withdrawal Adjustment, as described below, for all Withdrawals from the Index Segment during the Segment Term, where:

(1)   Equals the sum of the following two components associated with the Index Segment:

(a)    Estimated fair value of hypothetical fixed instruments (“FVHFI”); plus

(b)   Estimated fair value of hypothetical derivatives supporting the Cap with Buffer Index Strategy (“FVHDC); and

(2)   Equals the Index Segment value on the Segment Start Date multiplied by 1 plus the Pro-rated Cap Rate, where the Pro-rated Cap Rate is calculated using the following formula:

Cap Rate	x	Number of Days Elapsed in Segment Term
Total Number of Days in Segment Term

The estimated fair value of the hypothetical fixed instruments and derivatives associated with and Index Segment is determined using risk-free swap rates and option prices widely used in derivative markets.

The FVHFI is the present value of the fixed interest investments underlying the Index Segment on the Segment Start Date discounted using a risk-fee swap rate. We use the following formula to determine the FVHFI:

•     FVHFI = Index Segment Value/(1 + swap rate)^(time to maturity)

The FVHDC is based on the value of hypothetical options supporting the Index Segment on the Segment Start Date, which are calculated using the Black-Scholes formula:

•     FVHDC = Index Segment Value x (the value of an At-the-Money Call option - the value of an Out-of-the-Money Call option - the value of an Out-of-the-Money Put option - provision for adverse deviation)

The strike prices of the options are as follows:

•     At-the-Money Call strike price = Index Value for the Segment Start Date

•     Out-of-the-Money Call strike price = Index Value for the Segment Start Date x (1 + Cap Rate)

•     Out-of-the-Money Put strike price = Index Value for the Segment Start Date x (1 - Buffer)

The provision for adverse deviation helps account for the difference between the purchase price and the sales price of the underlying options.

The Interim Value of an Index Segment using the Point to Point Participation with Buffer Index Strategy is the lower of two values. The first is a derivatives-based estimate of the market value of the investment. The second is a value determined by applying a credit rate that until the end of the Segment Term is lower than the Participation Rate portion of any positive Index Change on the Segment End Date. Specifically, the credit rate to be applied is limited to a portion of the positive Index Change (a credit of 0% will be applied for a negative Index Change) calculated by prorating the Participation Rate based on the period remaining in the Segment Term. Due to the prorating, the full effect of the Participation Rate is provided only if amounts invested in an Index Segment using the Point to Point Participation with Buffer Index Strategy are held to the Segment End Date. More specifically, the Interim Value is equal to the lesser of (1) and (2), multiplied by a Withdrawal Adjustment, as described below, for all Withdrawals from the Index Segment during the Segment Term, where:

(1)   Equals the sum of the following two components associated with the Index Segment:

(a)    Estimated fair value of hypothetical fixed instruments (“FVHFI”); plus

(b)   Estimated fair value of hypothetical derivatives supporting the Participation with Buffer Index Strategy (“FVHDP”); and

VAAA                                                                   37

(2)   Equals the greater of (a) or (b), where:

(a)    Is the Index Segment value on the Segment Start Date; and

(b)   Is the Index Segment value on the Segment Start Date multiplied by 1; plus the Pro-rated Index Credit Rate, where the Pro-rated Index Credit Rate is calculated according to the following formula:

Index Change since the Segment Start Date	x	Participation Rate	x	(	Number of Days Elapsed in Segment Term	)
Total Number of Days in Segment Term

For example, the Index Value as of the Segment Start Date is 1,000 and the Index Value after half of the Segment Term has elapsed is 1,020, thus the Index Change since the Segment Start Date is 2%. The Participation Rate is 50% and half of the Segment Term has elapsed, thus the Pro-rated Index Credit Rate = 2% x 50% x 50% = 0.5%.

The FVHFI is the present value of the fixed interest investments underlying the Index Segment on the Segment Start Date discounted using a risk-fee swap rate. We use the following formula to determine the FVHFI:

•     FVHFI = Index Segment Value/(1 + swap rate)^(time to maturity)

The FVHDP is based on the value of hypothetical options supporting the Index Segment on the Segment Start Date, which are calculated using the Black-Scholes formula:

•     FVHDP = Index Segment Value x (the value of an At-the-Money Call option x the Participation Rate - the value of an Out-of-the-Money Put option - provision for adverse deviation)

The strike prices of the options are as follows:

•     At-the-Money Call strike price = Index Value for the Segment Start Date

•     Out-of-the-Money Put strike price = Index Value for the Segment Start Date x (1 - Buffer)

The provision for adverse deviation helps account for the difference between the purchase price and the sales price of the underlying options.

Withdrawal Adjustments

A Withdrawal from an Index Segment during a Segment Term results in a percentage reduction in the Index Segment’s value that is available to participate in the Index Credit Rate for the remainder of the Segment Term. Once the Interim Value is determined on the date of a Withdrawal, the Withdrawal reduces the amount available for further Withdrawal.

If a Withdrawal from an Index Segment occurs before the end of the Segment Term, for the remainder of the Segment Term, we calculate the Index Segment’s value using a Withdrawal Adjustment. The Withdrawal Adjustment is determined using the following formula:

Withdrawal Adjustment	=	1 –	(	Withdrawal Amount	)
Index Segment’s value before Withdrawal

The Withdrawal Adjustment is cumulative for each Withdrawal taken during a Segment Term. This means that if there are multiple Withdrawals during a Segment Term, the percentage reduction in the value of an Index Segment for each of the Withdrawals is multiplied together to determine the overall Withdrawal Adjustment. Any adjustment for a Withdrawal can have the effect of reducing amounts available for later Withdrawals by more than on a dollar for dollar basis. See APPENDIX ‒ ILLUSTRATIVE EXAMPLES #23 and #24 on pages 78 and 79 for demonstrations of this.

Withdrawals from an Index Segment or a Surrender of the Contract before the end of a Segment Term are subject to a Withdrawal Adjustment and an Interim Value adjustment, which could cause you to lose money on your investment.

VAAA                                                                   38

Illustrative Examples

Please see APPENDIX – ILLUSTRATIVE EXAMPLES for examples that illustrate how we calculate an Index Segment’s value at different points in time using various assumptions, including:

•     Both positive and negative Index performance under the Point to Point Cap with Buffer Index Strategy and the Point to Point Participation with Buffer Index Strategy;

•     Index Values both at and before a Segment End Date; and

•     Both positive and negative FVHFI and FVHDP associated with Withdrawals prior to a Segment End Date.

The Fixed Rate Strategy Value

The value of the Fixed Rate Strategy equals the sum of each Premium and/or Accumulation Value allocated to the Fixed Rate Strategy. Each allocation of value to the Fixed Rate Strategy will be calculated as follows:

(1)  On the date on which Premium and/or Accumulation Value is first allocated to the Fixed Rate Strategy, the Fixed Rate Strategy value equals the amount of Premium and/or Accumulation Value so allocated, less any premium tax, if applicable; and

(2)  On each day thereafter, the value of the Fixed Rate Strategy equals:

(a)   The value of the Fixed Rate Strategy on the prior day; plus

(b)  Any new allocations of Premium and/or Accumulation Value to the Fixed Rate Strategy; minus

(c)   Any transfers out of or Withdrawals from the Fixed Rate Strategy, including any applicable fees and charges; plus

(d) Interest credited daily.

See INVESTMENT OPTIONS – The Fixed Rate Strategy section on page 32 for more information about this investment option, including interest that we credit to amounts allocated to the Fixed Rate Strategy.

The Fixed Rate Strategy Minimum Guaranteed Value

Amounts allocated to the Fixed Rate Strategy have a minimum guaranteed strategy value. The Fixed Rate Strategy Minimum Guaranteed Value equals:

•     87.5% of the portion of the Premium allocated to the Fixed Rate Strategy, less premium taxes, if applicable; adjusted for

•     Reallocation of value to or from the Fixed Rate Strategy and any Withdrawals or Surrenders; plus

•     Interest credited daily at the applicable Fixed Rate Strategy Minimum Guaranteed Value Interest Rate.

The initial Fixed Rate Strategy Minimum Guaranteed Value Interest Rate is currently 1%. It is set on the Contract Date and will not change for the first six Contract Years. On each Contract Anniversary thereafter, the Fixed Rate Strategy Minimum Guaranteed Value Interest Rate will be set equal to the average of the five-year Constant Maturity Treasury Rate for each day that it is reported by the Federal Reserve during the month of October in the calendar year preceding the calendar year of the Contract Anniversary, less 1.25%. The Fixed Rate Strategy Minimum Guaranteed Value Interest Rate will be rounded to the nearest 0.05% and will not be greater than 3.00% or less than 1.00%.

The reallocation of value to or from the Fixed Rate Strategy will result in a pro-rata increase or decrease of the Fixed Rate Strategy Minimum Guaranteed Value in the same proportion as the value being reallocated bears to the total value of the Fixed Rate Strategy. A Withdrawal or Surrender from the Fixed Rate Strategy will result in a dollar for dollar reduction of the Fixed Rate Strategy Minimum Guaranteed Value equal to the amount withdrawn or surrendered.

VAAA                                                                   39

Value of the Subaccounts of Variable Annuity Account B

When Premium or Accumulation Value is allocated to a Subaccount, we will convert it to accumulation units. We will divide the amount of the Premium or Accumulation Value allocated to a particular Subaccount by the value of an accumulation unit for the Subaccount to determine the number of accumulation units of the Subaccount to be held in Variable Annuity Account B with respect to your Contract. Each Subaccount of Variable Annuity Account B has its own Accumulation Unit Value. This value may increase or decrease from day to day based on the investment performance of the applicable underlying Fund. Shares in an underlying Fund are valued at their net asset value. The net investment results of each Subaccount vary with its investment performance.

On the date Premium and/or Accumulation Value is first Allocated to a Subaccount, the value in the Subaccount equals the amount allocated to that Subaccount, less a charge for premium tax, if applicable. We calculate the value at the close of each Business Day thereafter as follows:

•     The value in each Subaccount at the close of the preceding Business Day; multiplied by

•     The Subaccount’s Net Return Factor, as described below, for the current Valuation Period; plus or minus

•     Any transfers to or from the Subaccount during the current Valuation Period; minus

•     Any Withdrawals or Surrender from the Subaccount during the current Valuation Period; minus

•     Applicable taxes, including any premium taxes, not previously deducted, allocated to the Subaccount.

A Subaccount’s Net Return Factor is a number that reflects certain charges under the Contract and the investment performance of the Subaccount. The Net Return Factor is calculated for each Subaccount as follows:

•     The net asset value of the Fund in which the Subaccount invests at the close of the current Business Day; plus

•     The amount of any dividend or capital gains distribution declared for and reinvested in such Fund during the current Valuation Period; divided by

•     The net asset value of the Fund at the close of the preceding Business Day; minus

•     A daily deduction for the Separate Account Fee for each day in the current Valuation Period.

Surrenders and Withdrawals

At any time prior to the Annuity Commencement Date, you may Surrender the Contract for its Cash Surrender Value or withdraw a portion of the Accumulation Value. A Surrender or Withdrawal before the Owner or Annuitant, as applicable, reaches age 59½ may be subject to a federal income tax penalty equal to 10% of such amount treated as income, for which you would be responsible. You should consult a tax and/or legal adviser for advice about the effect of federal income tax laws, state laws or any other tax laws affecting the Contract or any transaction involving the Contract. See the FEDERAL TAX CONSIDERATIONS section on page 48.

Except under certain qualified Contracts, you may take a Surrender or Withdrawal of the Contract at any time before the earlier of:

•     The date on which Annuity Payments begin; and

•     The death of the Owner (or, if the Owner is not a natural person, the death of the Annuitant).

Cash Surrender Value

You may take the Cash Surrender Value from the Contract. We do not guarantee a minimum Cash Surrender Value. The Cash Surrender Value will fluctuate daily based on the investment and/or performance results of the Subaccount(s), the Fixed Rate Strategy and Index Segments to which your Accumulation Value is allocated. At any time prior to the Annuity Commencement Date, the Cash Surrender Value equals the greater of (1) Contract’s Accumulation Value minus any transaction fees and charges that have been incurred but not deducted; and (2) the sum of the value of each Index Segment and each Subaccount, minus any transaction fees and charges that have been incurred but not deducted, and the Fixed Rate Strategy’s Minimum Guaranteed Value (as calculated below). The Cash Surrender Value may be more or less than the Premium payment you made.

VAAA                                                                   40

The Fixed Rate Strategy Minimum Guaranteed Value equals:

•     87.5% of the portion of the Premium transferred to the Fixed Rate Strategy, less Premium Taxes, if applicable; adjusted for

•     Any re-elections, transfers or Surrender or Withdrawals; plus

•     Interest credited daily at the applicable Minimum Guaranteed Surrender Value Interest Rate.

The initial Minimum Guaranteed Surrender Value Interest Rate is set on the Contract Date and will not change for the first six Contract Years. On the sixth Contract Anniversary and on each Contract Anniversary thereafter, the Minimum Guaranteed Surrender Value Interest Rate will be set equal to the average of the five-year Constant Maturity Treasury Rate for each day that it is reported by the Federal Reserve during the month of October in the calendar year preceding the calendar year of the Contract Anniversary, less 1.25%. The Minimum Guaranteed Surrender Value Interest will be rounded to the nearest 0.05% and will not be greater than 3.0% or less than 1.0%.

To Surrender the Contract, you must provide Notice to Us. If we receive your Notice to Us before the close of business on any Business Day, we will determine the Cash Surrender Value as of the close of business on such Business Day; otherwise, we will determine the Cash Surrender Value as of the close of the next Business Day. We may require that the Contract be returned to us before we pay you the Cash Surrender Value. If you have lost the Contract, we may require that you complete and return to Customer Service a lost contract form.

We will pay the Cash Surrender Value within seven days of receipt of Notice to Us of such Surrender, but we may delay payment in certain circumstances. See the OTHER IMPORTANT INFORMATION ‒ Suspension of Payments section on page 60.

You may receive the Cash Surrender Value in a single lump sum payment. Upon payment of the Cash Surrender Value, the Contract will terminate and cease to have any further value.

Surrendering your Contract may have adverse tax consequences. See the FEDERAL TAX CONSIDERATIONS section on page 48.

Withdrawals

You may withdraw a portion of the Accumulation Value from the Contract (which we refer to as a Withdrawal). You may specify the order of processing the Withdrawals, including whether you wish to take your Withdrawal from a particular Premium and/or from the Subaccount(s), Fixed Rate Strategy or particular Index Segments. Unless you specify otherwise, Withdrawals will be deducted in the following order:

•     First from the Subaccounts on a pro rata basis;

•     Next from the Fixed Rate Strategy based on the order that values are allocated on a first in first out basis;

•     Next from the Interim Segment based on the order that values are allocated on a first in first out basis; and

•     Finally from the Index Segments on a pro rata basis.

With respect to a particular Premium that is invested in more than one Index Segment and or Subaccount, unless you specify otherwise, Withdrawals will be taken first from the portion of the Accumulation Value allocated to the Subaccount, Interim Segment and then proportionately from the Index Segments. Withdrawals from Index Segments will reflect a positive or negative Index Credit Rate.

To make a Withdrawal, you must provide Notice to Us of such Withdrawal. If we receive your Notice to Us before the close of business on any Business Day, we will determine the amount of the Accumulation Value at the close of business on such Business Day; otherwise, we will determine the amount of the Accumulation Value as of the close of the next Business Day.

We currently offer both regular Withdrawals and Systematic Withdrawals.

VAAA                                                                   41

Regular Withdrawals

After your Right to Examine Period has expired (see the Free Look/Right to Cancel section on page 21), you may take one or more regular Withdrawals. Each such regular Withdrawal must be at least equal to the lesser of:

•     $1,000;

•     An amount equal to 10% of the Accumulation Value (after the first Contract Year) minus any Withdrawals already taken during the Contract Year (as determined on the date of such Withdrawals(s)); and

•     The required minimum distribution amount under the Code.

You are permitted to make regular Withdrawals regardless of whether you have previously elected, or continue to elect, to make Systematic Withdrawals. A Withdrawal will be deemed a Surrender and the Cash Surrender Value will be paid if, after giving effect to the requested Withdrawal, the Cash Surrender Value remaining would be less than $2,500.

Systematic Withdrawals

You may choose to receive automatic Systematic Withdrawal payments from the Accumulation Value, provided you are not making IRA Withdrawals (see Withdrawals from Individual Retirement Annuities below). You may take Systematic Withdrawals monthly, quarterly or annually. There is no additional charge for electing the Systematic Withdrawal option. Only one Systematic Withdrawal option may be elected at a time. You may begin a Systematic Withdrawal in a Contract Year in which a regular Withdrawal has been, or will be, made.

If you are eligible for Systematic Withdrawals, you must provide Notice to Us of the date on which you would like such Systematic Withdrawals to start. This date must be at no earlier than 30 days after the Contract Date and no later than the 28th day of any calendar month. For a day that is after the 28th day of any calendar month, the payment will be made on the first Business Day of the next succeeding calendar month. Subject to these restrictions on timing, if you have not indicated a start date, your Systematic Withdrawals will begin on the first Business Day following the Contract Date (or the monthly or quarterly anniversary thereof), and the Systematic Withdrawals will be made at the frequency you have selected. If the day on which a Systematic Withdrawal is scheduled is not a Business Day, the payment will be made on the next Business Day.

You may express the amount of your Systematic Withdrawal as either:

•     A fixed dollar amount; or

•     An amount that is a percentage of the Accumulation Value.

The amount of each Systematic Withdrawal must be a minimum of $100. If your Systematic Withdrawal is a fixed dollar amount of less than $100 on any Systematic Withdrawal date, we will automatically and immediately terminate your Systematic Withdrawal election. Fixed dollar Systematic Withdrawals that are intended to satisfy the requirements of Section 72(q) or 72(t) of the Code may exceed the maximum amount available for Surrender in a Contract Year.

Systematic Withdrawals of an amount based on a percentage of the Accumulation Value are subject to the applicable maximum percentage of Accumulation Value as shown below, which is used to calculate the amount of Surrender on the date of each Systematic Withdrawal:

Frequency of Systematic Withdrawals	Maximum Percentage of Accumulation Value
Monthly	0.83%
Quarterly	2.50%
Annually	10.00%

VAAA                                                                   42

If your Systematic Withdrawal of an amount that is a percentage of the Accumulation Value would be less than $100, we will automatically increase the amount to $100, provided it does not exceed the applicable maximum percentage of Accumulation Value. Otherwise, we will automatically and immediately terminate your Systematic Withdrawal election.

You may change the fixed dollar amount, or percentage of Accumulation Value, of your Systematic Withdrawal once each Contract Year, except in a Contract Year during which you have previously made a regular Withdrawal. You may cancel the Systematic Withdrawal option at any time by providing Notice to Us at least seven days before the date of the next scheduled Systematic Withdrawal. For Systematic Withdrawals based on a fixed dollar amount, we will not adjust the Systematic Withdrawal payments to account for any Additional Premium received from you. For Systematic Withdrawals based on a percentage of your Accumulation Value, however, we will automatically incorporate into the Systematic Withdrawal calculation any Additional Premium received from you.

Withdrawals from Individual Retirement Annuities

If you have an IRA Contract (other than a Roth IRA Contract) and will be at least age 70½ during the current calendar year, you may, pursuant to your IRA Contract, elect to have distributions made to you to satisfy requirements imposed by federal income tax law. Such IRA Withdrawals provide payout of amounts required to be distributed by the Internal Revenue Service rules governing mandatory distributions under qualified plans.

If you elect to make IRA Withdrawals, we will send Notice to You before such IRA Withdrawals commence, and you may elect to make IRA Withdrawals at that time or at a later date. Any IRA Withdrawals will be made at the frequency you have selected (which may be monthly, quarterly or annually) and will commence on the start date you have selected, which must be no earlier than 30 days after the Contract Date and no later than the 28th day of any calendar month. For a day that is after the 28th day of any calendar month, the payment will be made on the first Business Day of the succeeding month. Subject to these restrictions on timing, if you have not indicated a start date, your IRA Withdrawals will begin on the first Business Day following your Contract Date at the frequency you have selected.

At your discretion, you may request that we calculate the amount that you are required to Surrender from your IRA Contract each year based on the information you give us and the various options under the IRA Contract that you have chosen. This amount will be a minimum of $100 per IRA Withdrawal. Alternatively, we will accept written instructions from you setting forth your calculation of the required amount to be surrendered from your IRA Contract each year, also subject to the $100 minimum per IRA Withdrawal. If at any time the IRA Withdrawal amount is greater than the Accumulation Value, we will immediately terminate the IRA Contract and promptly send you an amount equal to the Cash Surrender Value.

You may not elect to make IRA Withdrawals if you have already elected to make Systematic Withdrawals. Additionally, since only one Systematic Withdrawal option may be elected at a time, if you have elected to make such Systematic Withdrawals, the distributions thereunder must be sufficient to satisfy the mandatory distribution rules imposed by federal income tax law; otherwise, we may alter such distributions to comply with federal income tax law. You are permitted to change the frequency of your IRA Withdrawals once per Contract Year, and you may cancel IRA Withdrawals altogether at any time by providing Notice to Us at least seven days before the next scheduled IRA Withdrawal date to ensure such scheduled IRA Withdrawal and successive IRA Withdrawals are not enforced.

Subaccount Transfers

You may transfer your Accumulation Value among the available Subaccounts, and we reserve the right to assess an Excess Transfer Fee for more than 12 transfers in a Contract Year. For purposes of assessing any Excess Transfer Fee, transfers from one Subaccount to more than one Subaccount as part of a single request or on the same day will be counted as a single transfer. We also reserve the right to limit the number of transfers you may make and may otherwise modify or terminate transfer privileges if required by our business judgment or in accordance with applicable law.

VAAA                                                                   43

Death Benefit

Death Benefit Prior to the Annuity Commencement Date

The Contract provides for a Death Benefit equal to the Accumulation Value. The Death Benefit is calculated as of the date of:

•     Our receipt of satisfactory Proof of Death; and

•     Our receipt of all required claim forms.

Proof of Death is the documentation we deem necessary to establish death, including, but not limited to:

•     A certified copy of a death certificate;

•     A certified copy of a statement of death from the attending physician;

•     A finding of a court of competent jurisdiction as to the cause of death; or

•     Any other proof that we deem in our sole discretion to be satisfactory to us.

Until we receive satisfactory Proof of Death and all required claim forms, or a spousal Beneficiary’s election to continue the Contract, the Contract’s Accumulation Value will remain allocated to the Index Segments, Subaccounts and/or Fixed Rate Strategy to which the corresponding Accumulation Value was invested on the date of death and any allocations or will continue as if the death had not occurred.

Once we have received satisfactory Proof of Death and all required documentation necessary to process a claim, we will generally pay the Death Benefit within seven days of such date. Only one Death Benefit is payable under the Contract. The Death Benefit will be paid to the named Beneficiary, unless the Contract has Joint Owners (or if the Owner is not a natural person, the Annuitant), in which case any surviving Owner (or Annuitant, as applicable) will take the place of, and be deemed to be, the Beneficiary entitled to collect the Death Benefit. The Owner may restrict how the Beneficiary is to receive the Death Benefit (e.g., by requiring a lump-sum payment, installment payments or that any amount be applied to an Annuity Plan). See the DETAILED INFORMATION ABOUT THE CONTRACT ‒ Contract Ownership and Rights ‒ Beneficiary on page 19.

Any surviving spouse of a deceased Owner who is the sole primary Beneficiary (or, as the surviving Joint Owner, is designated as the Beneficiary) has the option, but is not required, to continue the Contract under the same terms existing prior to such Owner’s death. Such election would be in lieu of payment of the Death Benefit. Our receipt of Additional Premium will be deemed to be an election to continue the Contract. The surviving spouse’s right to continue the Contract is limited by our use of the term “spouse,” as it is defined under federal law. Also, the surviving spouse may not continue the Contract if he or she is age 95 or older on the date of the Owner’s death. If the surviving spouse elects to continue the Contract, the following will apply:

•     The surviving spouse will replace the deceased Owner as the Contract Owner (and if the deceased Owner was the Annuitant, the surviving spouse will replace the deceased Owner as the Annuitant);

•     The age of the surviving spouse will be used as the Owner’s age under the continued Contract;

•     All rights of the surviving spouse as the Beneficiary under the Contract in effect prior to such continuation election will cease;

•     All rights and privileges granted by the Contract or allowed by us will belong to the surviving spouse as the Owner of the continued Contract; and

•     Upon the death of the surviving spouse as the Owner of the Contract, the Death Benefit will be distributed to the Beneficiary or Beneficiaries described below, and the Contract will terminate.

Payment of the Death Benefit to a Spousal or Non-Spousal Beneficiary

Subject to any payment restriction imposed by the Owner, the Beneficiary may decide to receive the Death Benefit:

•     In one lump sum or installment payments; or

•     By applying the Death Benefit to an Annuity Plan.

VAAA                                                                   44

No Additional Premium may be made following the date of the Owner’s death, except by a spousal Beneficiary that elects to continue the Contract as described above. The Beneficiary may receive the Death Benefit in one lump sum payment or in installment payments, provided the Death Benefit are distributed to the Beneficiary within five years of the Owner’s death. During any deferral period after we receive Proof of Death and all required claim forms, the Contract will continue under the same terms, and the Death Benefit will be allocated among the Index Segments, Fixed Rate Strategy and/or Subaccounts as on the date of the Owner’s death. Such allocations will continue to operate as if the Owner’s death had not occurred, except that:

•     Transfers among the Contract’s investment options are not allowed;

•     Upon maturity of an Index Segment, the value of a maturing Index Segment will be allocated to the Interim Segment;

•     An Index Segment cannot have a Segment Term that extends beyond the end of any deferral period, and any amount allocated to an Index Segment at the end of any deferral period will be paid in a lump sum; and

•     The Dollar Cost Averaging program will discontinue and amounts associated with that program will be allocated to the Interim Segment.

The Beneficiary has until one year after the Owner’s death to decide to apply the Death Benefit to an Annuity Plan. If the Death Benefit is applied to an Annuity Plan, the Beneficiary will be deemed to be the Annuitant, and the Annuity Payments must:

•     Be distributed in substantially equal installments over the life of such Beneficiary or over a period not extending beyond the life expectancy of such Beneficiary; and

•     Begin no later than one year after the date of the Owner’s death.

If we do not receive a request to apply the Death Benefit to an Annuity Plan, we will make a single lump-sum payment to the Beneficiary. Unless you elect otherwise, the payment will generally be made into an interest bearing account, backed by the Company’s general account and will be subject to the Company’s financial strength and claims-paying ability. This interest bearing account is not FDIC insured and can be accessed by the Beneficiary through a draftbook feature. The Beneficiary may access Death Benefit at any time without penalty. For information on required distributions under U.S. federal income tax laws, see “Required Distributions upon Owner’s Death” below. At the time of Death Benefit election, the Beneficiary may elect to receive the Death Benefit directly by check rather than through the draftbook feature of the interest bearing account by notifying Customer Service.

The Beneficiary may elect to receive the Death Benefit in payments over a period of time based on his or her life expectancy. These payments are sometimes referred to as stretch payments. Stretch payments for each calendar year will vary in amount because they are based on the Accumulation Value and the Beneficiary’s remaining life expectancy. The first stretch payment must be made by the first anniversary of the Owner’s date of death. Each succeeding stretch payment is required to be made by December 31st of each calendar year. Stretch payments are subject to the same conditions and limitations as Systematic Withdrawals. See SURRENDERS AND WITHDRAWALS – Withdrawals ‒ Systematic Withdrawals on page 42. The rules for, and tax consequences of, stretch payments are complex and contain conditions and exceptions not covered in this prospectus. You should consult a tax and/or legal adviser for advice about the effect of federal income tax laws, state laws or any other tax laws affecting the Contract or any transactions involving the Contract.

Stretch Annuity

If the Owner purchased the Contract with death benefit proceeds inherited from a contract issued to another individual (the “Other Annuity Owner”), then the following restrictions apply:

•     No Additional Premium will be accepted;

•     The Contract Owner may not be changed;

•     Annuity Payments may not be elected; and

•     The Accumulation Value must be distributed in its entirety within five years of the Other Annuity Owner’s death, or beginning within one year after the Other Annuity Owner’s death:

>   Over the life of the Contract Owner; or

>   Over a period not greater than the Owner’s life expectancy.

VAAA                                                                   45

Distributions of Accumulation Value under the stretch annuity described above are subject to the same conditions and limitations as Systematic Withdrawals. See SURRENDERS AND WITHDRAWALS – Withdrawals ‒ Systematic Withdrawals on page 42. The rules for, and tax consequences of, stretch annuities are complex and contain conditions and exceptions not covered in this prospectus. You should consult a tax and/or legal adviser for advice about the effect of federal income tax laws, state laws or any other tax laws affecting the Contract or any transactions involving the Contract.

Death Benefit Once Annuity Payments Have Begun

There is no Death Benefit once the Owner decides to begin receiving Annuity Payments. In the event the Owner dies (or, in the event that the Owner is a non-natural person, the Annuitant dies) before all guaranteed Annuity Payments have been made pursuant to any applicable Annuity Plan, we will continue to make the Annuity Payments until all such guaranteed payments have been made. The Annuity Payments will be paid to the Beneficiary according to the Annuity Plan at least as frequently as before the death of the Owner or Annuitant, as applicable. See the ANNUITY PAYMENTS AND ANNUITY PLANS section on page 46.

Annuity Payments and Annuity Plans

Annuity Payments

Subject to state law, the Contract provides for Annuity Payments, so long as the Annuitant is then living, in one of the two following ways:

•     You can elect an Annuity Plan to begin on any date following the first Contract Anniversary; or

•     We will automatically begin making Annuity Payments under an Annuity Plan on the Contract Anniversary following the Annuitant’s 95th birthday, which we refer to as the latest Annuity Commencement Date.

Subject to state law, Annuity Payments cannot begin later than latest Annuity Commencement Date, unless:

•     We agree to a later date; or

•     The IRS publishes a final regulation or a revenue ruling concluding that an annuity contract with an Annuity Commencement Date that is later than the Contract Anniversary following the oldest Annuitant’s 95th birthday will be treated as an annuity for federal tax purposes.

Notice to Us is required at least 30 days in advance of the date you wish to begin receiving Annuity Payments after we issue the Contract. If the Accumulation Value is less than $2,500 on the Annuity Commencement Date, we will pay such amount in a single lump-sum payment. Each Annuity Payment must be at least $100. We will make the Annuity Payments in monthly installments (although you can direct us to make the Annuity Payments annually instead). We reserve the right in the Contract to make the Annuity Payments less frequently, as necessary, to make the Annuity Payment equal to at least $100. We may also change the $2,500 and $100 minimums based upon increases reflected in the Consumer Price Index for All Urban Consumers (CPI-U) since January 1, 2017.

There is no Death Benefit once you begin to receive Annuity Payments under an Annuity Plan.

Calculation of Annuity Payments

If you elect to annuitize your Contract prior to the latest Annuity Commencement Date we will determine the Annuity Payments by multiplying the greater of (1) the Accumulation Value, minus any applicable premium tax, and (2) the sum of the Fixed Rate Strategy Minimum Guaranteed Value and the value of each Subaccount and each Index Segment, minus any applicable premium tax by the applicable payment factor and dividing that amount by 1,000.

VAAA                                                                   46

The applicable payment factor depends on:

•     The Annuity Plan;

•     The frequency of Annuity Payments;

•     The age of the Annuitant (and sex, where appropriate under applicable law); and

•     A net investment return of 1.0% is assumed (we may pay a higher return at our discretion).

To avoid certain tax penalties, you or your Beneficiary must meet the distribution rules imposed by the Tax Code. Additionally, when selecting an Annuity Plan, the Tax Code requires that your expected payments will not exceed certain durations. See the FEDERAL TAX CONSIDERATIONS section on page 48.

Annuity Plans

You may elect one of the following Annuity Plans:

•     Payments for a Period Certain ‒ Annuity Payments are made in equal installments for a fixed number of years. The number of years cannot be less than 10 nor more than 30, unless otherwise required by applicable law;

•     Payments for Life with a Period Certain ‒ Annuity Payments are made for a fixed number of years and as long thereafter as long as the Annuitant is living. The number of years cannot be less than 10 nor more than 30, unless otherwise required by applicable law; or

•     Life Only Payments ‒ Annuity Payments are made for as long as the Annuitant is living.

In addition, you may elect any other Annuity Plan we may be offering at the time Annuity Payments begin.

Annuity Plans provide for Annuity Payments of a fixed dollar amount only, using the Annuity 2012 Mortality Tables. The Annuity Plan may be changed at any time before the Annuity Commencement Date, upon 30 days prior Notice to Us. If you do not elect an Annuity Plan, Annuity Payments will be made automatically each month for a minimum of 120 months and as long thereafter as the Annuitant is living, based on the oldest Annuitant’s life, unless otherwise limited by applicable law.

Your election of an Annuity Plan is subject to the following additional terms and conditions:

•     Annuity Payments will be made to the Owner, unless you provide Notice to Us directing otherwise;

•     You must obtain our consent if the payee is not a natural person; and

•     Any change in the payee will take effect as of the date we receive Notice to Us.

Death of the Annuitant who is not an Owner

In the event the Annuitant dies on or after the Annuity Commencement Date, but before all Annuity Payments have been made pursuant to the Annuity Plan elected, we will continue the Annuity Payments until all guaranteed Annuity Payments have been made. The Annuity Payments will be paid at least as frequently as before the Annuitant’s death until the end of any guaranteed period certain. We may require satisfactory Proof of Death in regard to the Annuitant before continuing the Annuity Payments.

VAAA                                                                   47

FEDERAL TAX CONSIDERATIONS

Introduction

The Contract described in this prospectus is designed to be treated as an annuity for U.S. federal income tax purposes. This section discusses our understanding of current federal income tax laws affecting the Contract. The federal income tax treatment of the Contract is complex and sometimes uncertain. You should keep the following in mind when reading this section:

•     Your tax position (or the tax position of the designated Beneficiary, as applicable) determines the federal taxation of amounts held or paid out under the Contract;

•     Tax laws change. It is possible that a change in the future could affect contracts issued in the past, including the Contract described in this prospectus;

•     This section addresses some, but not all, applicable federal income tax rules and does not discuss federal estate and gift tax implications, state and local taxes or any other tax provisions;

•     We do not make any guarantee about the tax treatment of the Contract or transactions involving the Contract; and

•     No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of those set forth below.

We do not intend this information to be tax advice. No attempt is made to provide more than a general summary of the U.S. federal tax rules affecting the Contract, and the Tax Code may contain other restrictions and conditions that are not included in this summary. You should consult with a tax and/or legal adviser for advice about the effect of federal income tax laws, state tax laws or any other tax laws affecting the Contract or any transactions involving the Contract.

Types of Contracts:  Nonqualified or Qualified

The Contract described in this prospectus may be purchased on a non-tax-qualified basis (Nonqualified Contracts) or purchased on a tax-qualified basis (Qualified Contracts).

Nonqualified Contracts. Nonqualified Contracts do not receive the same tax benefits as are afforded to contracts funding qualified plans. You may not deduct the amount of Premium applied to a Nonqualified Contract. Rather, Nonqualified Contracts are purchased with after-tax contributions to save money, generally for retirement, with the right to receive Annuity Payments for either a specified period of time or over a lifetime.

Qualified Contracts. Qualified Contracts are designed for use by individuals and/or employers whose Premium is comprised solely of proceeds from retirement plans or programs entitled to special favorable income tax treatment under Sections 408 or 408A of the Tax Code. Employers or individuals intending to use the Contract with such plans or programs should seek tax and/or legal advice.

Taxation of Nonqualified Contracts

Taxation of Gains Prior to Distribution or Annuity Starting Date

General. Tax Code Section 72 governs the federal income taxation of annuity contracts in general. We believe that if you are a natural person (in other words, an individual), you will generally not be taxed on increases in the value of a Nonqualified Contract until a distribution occurs or until Annuity Payments begin. This assumes that the Contract will qualify as an annuity contract for federal income tax purposes. For these purposes, the agreement to assign or pledge any portion of the Contract’s Accumulation Value will be treated as a distribution. In order to be eligible to receive deferral of taxation, the following requirements must be satisfied:

VAAA                                                                   48

•     Diversification. Tax Code Section 817(h) requires that in a Nonqualified Contract the investments of the funds be “adequately diversified” in accordance with Treasury Regulations in order for the contract to qualify as an annuity contract under federal tax law. Variable Annuity Account B, through the Funds, intends to comply with the diversification requirements prescribed by Tax Code Section 817(h) and by the Treasury Regulations Sec. 1.817-5, which affects how the Funds’ assets may be invested. If it is determined, however, that your Contract does not satisfy the applicable diversification requirements and rulings because a Subaccount’s underlying Fund fails to be adequately diversified for whatever reason, we will take appropriate steps to bring your Contract into compliance with such regulations and rulings, and we reserve the right to modify your Contract as necessary to do so;

•     Investor Control. Although earnings under Nonqualified Annuity Contracts generally are not taxed until withdrawn, the IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of investment control over such assets. In these circumstances, income and gains from the separate account assets would be currently includible in the variable contract owner’s gross income. Future guidance regarding the extent to which Contract Owners could direct their investments among Subaccounts without being treated as owners of the underlying assets of the separate account may adversely affect the tax treatment of existing contracts, such as the Contract described in this prospectus. The Company therefore reserves the right to modify the Contract as necessary to attempt to prevent the Contract Owner from being considered the federal tax owner of a pro rata share of the assets of Variable Annuity Account B;

•     Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, the Tax Code requires any Nonqualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of your death. The Nonqualified Contracts contain provisions that are intended to comply with these Tax Code requirements, although no regulations interpreting these requirements have yet been issued. When such requirements are clarified by regulation or otherwise, we intend to review such distribution provisions and modify them if necessary to assure that they comply with the applicable requirements;

•     Non-Natural Owners of a Nonqualified Contract. If the Contract Owner is not a natural person (in other words, is not an individual), a Nonqualified Contract generally is not treated as an annuity for federal income tax purposes and the income on the Contract for the taxable year is currently taxable as ordinary income. Income on the Contract is any increase in the Contract’s Accumulation Value over the “investment in the Contract” (generally, the Premium or other consideration you paid for the Contract less any nontaxable Withdrawals) during the taxable year. There are some exceptions to this rule and a non-natural person should consult with a tax and/or legal adviser before purchasing the Contract. When the Contract Owner is not a natural person, a change in the Annuitant is treated as the death of the Contract Owner; and

•     Delayed Annuity Starting Date. If the Contract’s Annuity Commencement Date occurs (or is scheduled to occur) at a time when the Annuitant has reached an advanced age (e.g., after age 95), it is possible that the Contract would not be treated as an Annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includible in your income.

Taxation of Distributions

General. When a Withdrawal from a Nonqualified Contract occurs before the Annuity Commencement Date, the amount received will be treated as ordinary income subject to federal income tax up to an amount equal to the excess (if any) of the Accumulation Value immediately before the distribution over the Contract Owner’s investment in the Contract at that time. Investment in the Contract is generally equal to the amount of all Premium applied to the Contract, plus amounts previously included in your gross income as the result of certain loans, assignments or gifts, less the aggregate amount of non-taxable distributions previously made.

In the case of a surrender under a Nonqualified Contract, the amount received generally will be taxable only to the extent it exceeds the Contract Owner’s investment in the Contract (cost basis).

VAAA                                                                   49

10% Penalty. A distribution from a Nonqualified Contract may be subject to a penalty equal to 10% of the amount treated as income. In general, however, there is no penalty on distributions:

•     Made on or after the taxpayer reaches age 59½;

•     Made on or after the death of a Contract Owner (the Annuitant if the Contract Owner is a non-natural person);

•     Attributable to the taxpayer’s becoming disabled as defined in the Tax Code;

•     Made as part of a series of substantially equal periodic payments (at least annually) over your life or life expectancy or the joint lives or joint life expectancies of you and your designated Beneficiary; or

•     The distribution is allocable to investment in the Contract before August 14, 1982.

The 10% penalty does not apply to distributions from an immediate annuity as defined in the Tax Code. Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. A tax and/or legal adviser should be consulted with regard to exceptions from the penalty tax.

Tax-Free Exchanges. Section 1035 of the Tax Code permits the exchange of a life insurance, endowment or annuity contract for an annuity contract on a tax-free basis. In such instance, the “investment in the contract” in the old contract will carry over to the new contract. You should consult with your tax and/or legal adviser regarding procedures for making Section 1035 exchanges.

If your Contract is purchased through a tax-free exchange of a life insurance, endowment or annuity contract that was purchased prior to August 14, 1982, then any distributions other than Annuity Payments will be treated, for tax purposes, as coming:

•     First, from any remaining “investment in the contract” made prior to August 14, 1982 and exchanged into the Contract;

•     Next, from any “income on the Contract” attributable to the investment made prior to August 14, 1982;

•     Then, from any remaining “income on the Contract”; and

•     Lastly, from any remaining “investment in the Contract.”

In certain instances, the partial exchange of a portion of one annuity contract for another contract is a tax-free exchange. Pursuant to IRS guidance, receipt of partial withdrawals or surrenders from either the original contract or the new contract during the 180 day period beginning on the date of the partial exchange may retroactively negate the partial exchange. If the partial exchange is retroactively negated, the partial withdrawal or surrender of the original contract will be treated as a withdrawal, taxable as ordinary income to the extent of gain in the original contract and, if the partial exchange occurred prior to you reaching age 59½, may be subject to an additional 10% penalty. We are not responsible for the manner in which any other insurance company, for tax reporting purposes, or the IRS, with respect to the ultimate tax treatment, recognizes or reports a partial exchange. We strongly advise you to discuss any proposed 1035 exchange or subsequent distribution within 180 days of a partial exchange with your tax and/or legal adviser prior to proceeding with the transaction.

Taxation of Annuity Payments. Although tax consequences may vary depending upon the payment option elected under an annuity contract, a portion of each Annuity Payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an Annuity Payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of Annuity Payments, as determined when Annuity Payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each subsequent Annuity Payment is subject to tax as ordinary income.

Annuity Contracts that are partially annuitized after December 31, 2010, are treated as separate contracts with their own Annuity Commencement Date and exclusion ratio. Specifically, an exclusion ratio will be applied to any amount received as an annuity under a portion of the annuity provided that the Annuity Payments are made for a period of ten years or more or for life. Please consult your tax and/or legal adviser before electing a partial annuitization.

VAAA                                                                   50

Death Benefits. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows:

•     If distributed in a lump sum, they are taxed in the same manner as a Surrender of the Contract; or

•     If distributed under an Annuity Payment option, they are taxed in the same way as Annuity Payments.

Special rules may apply to amounts distributed after a Beneficiary has elected to maintain the Contract’s Accumulation Value and receive Annuity Payments.

Different distribution requirements apply if the Contract Owner’s death occurs:

•     After he or she begins receiving Annuity Payments under the Contract; or

•     Before he or she begins receiving such distributions.

If the Contract Owner’s death occurs after he or she begins receiving Annuity Payments, distributions must be made at least as rapidly as under the method in effect at the time of such Contract Owner’s death.

If the Contract Owner’s death occurs before he or she begins receiving Annuity Payments, such Contract Owner’s entire balance must be distributed within five years after the date of his or her death. For example, if the Contract Owner dies on September 1, 2018, his or her entire balance must be distributed by August 31, 2023. However, if distributions begin within one year of such Contract Owner’s death, then payments may be made over either of the following two timeframes:

•     Over the life of the designated Beneficiary; or

•     Over a period not extending beyond the life expectancy of the designated Beneficiary.

If the designated Beneficiary is your spouse, your Contract may be continued with the surviving spouse as the new Contract Owner. If the Contract Owner is a non-natural person and the primary Annuitant dies, the same rules apply on the death of the primary Annuitant as outlined above for the death of the Contract Owner.

Assignments and Other Transfers. A transfer, pledge or assignment of ownership of a Nonqualified Contract, the selection of certain annuity dates, or the designation of an Annuitant or payee other than an Owner may result in certain tax consequences to you that are generally not discussed herein. Notwithstanding the assignment, pledge or agreement to assign or pledge any portion of the Accumulation Value generally will be treated as a distribution for federal income tax purposes. Anyone contemplating any such transfer, pledge, assignment or designation or exchange, should consult a tax and/or legal adviser regarding the potential tax effects of such a transaction.

Immediate Annuities. Under Section 72 of the Tax Code, an immediate annuity means an annuity:

•     That is purchased with a single purchase payment;

•     With Annuity Payments starting within one year from the date of purchase; and

•     That provides a series of substantially equal periodic payments made annually or more frequently.

While this Contract is not designed as an immediate annuity, treatment as an immediate annuity would have significance with respect to exceptions from the 10% early Withdrawal penalty, to Contracts owned by non-natural persons, and for certain exchanges.

Multiple Contracts. Tax laws require that all Nonqualified deferred annuity contracts that are issued by a company or its affiliates to the same contract owner during any calendar year be treated as one annuity contract for purposes of determining the amount includible in gross income under Tax Code Section 72(e). In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Tax Code Section 72(e) through the serial purchase of annuity contracts or otherwise.

VAAA                                                                   51

Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a Contract unless the distributee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. Withholding is mandatory, however, if the distributee fails to provide a valid taxpayer identification number or if we are notified by the IRS that the taxpayer identification number we have on file is incorrect. The withholding rates applicable to the taxable portion of periodic Annuity Payments are the same as the withholding rates generally applicable to payments of wages. In addition, a 10% withholding rate applies to the taxable portion of any non-periodic payments. Regardless of whether you elect to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment.

Certain states have indicated that state income tax withholding will also apply to payments from the Contracts made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. In some states, you may elect out of state withholding, even if federal withholding applies. If you need more information concerning a particular state or any required forms, please contact Customer Service.

If you or your designated Beneficiary is a non-resident alien, then any withholding is governed by Tax Code Section 1441 based on the individual’s citizenship, the country of domicile and treaty status, and we may require additional documentation prior to processing any requested transaction.

Taxation of Qualified Contracts

Eligible Retirement Plans and Programs

The Contract may be purchased with the following retirement plans and programs to accumulate retirement savings:

•     Individual Retirement Annuities (“IRA”) and Roth IRA. Section 408 of the Tax Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (“IRA”). Certain employers may establish Simplified Employee Pension (“SEP”) or Savings Incentive Match Plan for Employees (“SIMPLE”) plans to provide IRA contributions on behalf of their employees. Section 408A of the Tax Code permits certain eligible individuals to contribute to a Roth IRA, which provides for tax-free distributions, subject to certain restrictions. Sales of the Contract for use with IRAs or Roth IRAs may be subject to special requirements of the IRS. The IRS has not reviewed the Contracts described in this prospectus for qualification as IRAs and has not addressed, in a ruling of general applicability, whether the Contract’s Death Benefit provisions comply with IRA qualification requirements.

Special Considerations for IRAs. IRAs are subject to limits on the amounts that can be contributed, the deductible amount of the contribution, the persons who may be eligible, and the time when distributions commence. Contributions to IRAs must be made in cash or as a rollover or a transfer from another eligible plan. Also, distributions from IRAs, individual retirement accounts, and other types of retirement plans may be “rolled over” on a tax-deferred basis into an IRA. You may roll over a distribution from an IRA only once in any 12 month period. Beginning in 2015, you will not be able to roll over any portion of an IRA distribution if you rolled over a distribution during the preceding one-year period. This limit applies by aggregating all of your IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of this limit. Please note that this one-rollover-per-year rule does not apply to:  (1) the conversion of a traditional IRA to a Roth IRA; (2) a rollover to or from a qualified plan; or (3) a trustee-to-trustee transfer between IRAs. Please consult your own tax and/or legal adviser if you have additional questions about these rules.

Special Considerations for Roth IRAs. Contributions to a Roth IRA are subject to limits on the amount of contributions and the persons who may be eligible to contribute, are not deductible, and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. Certain qualifying individuals may convert an IRA, SEP IRA, or a SIMPLE IRA to a Roth IRA. Such rollovers and conversions are subject to tax, and other special rules may apply. Beginning in 2015, you will not be able to roll over any portion of a Roth IRA distribution if you rolled over another IRA distribution during the preceding one-year period. This limit applies by aggregating all of your IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of this limit. Please note that this one-rollover-per-year rule does not apply to:  (1) the conversion of a traditional IRA to a Roth IRA; (2) a rollover to or from a qualified plan; or (3) a trustee-to-trustee transfer between Roth IRAs. Please consult your own tax and/or legal adviser if you have additional questions about these rules.

VAAA                                                                   52

A 10% additional tax may apply to amounts attributable to a conversion to a Roth IRA if the amounts are distributed during the five taxable years beginning with the year in which the conversion was made.

Taxation

The tax rules applicable to Qualified Contracts vary according to the type of Qualified Contract, the specific terms and conditions of the Qualified Contract and the terms and conditions of the qualified plan or program. The ultimate effect of federal income taxes on the amounts held under a Qualified Contract, or on Annuity Payments from a Qualified Contract, depends upon the type of Qualified Contract or program as well as your particular facts and circumstances. Special favorable tax treatment may be available for certain types of contributions and distributions. In addition, certain requirements must be satisfied in purchasing a Qualified Contract with proceeds from a tax-qualified plan or program in order to continue receiving favorable tax treatment.

Adverse tax consequences may result from:

•     Contributions in excess of specified limits;

•     Distributions before age 59½ (subject to certain exceptions);

•     Distributions that do not conform to specified commencement and minimum distribution rules; and

•     Certain other specified circumstances.

Some Qualified Contracts may be subject to additional distribution or other requirements that are not incorporated into the Contract described in this prospectus. No attempt is made to provide more than general information about the use of the Contract as a Qualified Contract. Contract Owners, participants, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefit under these qualified plans and programs may be subject to the terms and conditions of the plan or program, regardless of the terms and conditions of the Contract. The Company is not bound by the terms and conditions of such plans and programs to the extent such terms contradict the language of the Contract, unless we consent in writing.

Contract Owners, Annuitants and Beneficiaries generally are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law. Therefore, you should seek tax and/or legal advice regarding the suitability of the Contract for your particular situation. The following discussion assumes that Qualified Contracts are purchased with proceeds from and/or contributions under retirement plans or programs that qualify for the intended special federal tax treatment.

Tax Deferral. Under federal tax laws, earnings on amounts held in annuity contracts are generally not taxed until they are withdrawn. However, in the case of a qualified plan (as described in this prospectus), an annuity contract is not necessary to obtain the favorable tax treatment and does not provide any tax benefits beyond deferral already available to the qualified plan itself. Annuities do provide other features and benefits (such as the lifetime Annuity Payment options at established rates) that may be valuable to you. You should discuss your alternatives with a qualified financial representative taking into account the additional fees and charges you may incur in an annuity.

Contributions

In order to be excludable from gross income for federal income tax purposes, total annual contributions to certain qualified plans and programs are limited by the Tax Code. We provide general information on these requirements for certain plans and programs below You should consult with a tax and/or legal adviser in connection with contributions to a Qualified Contract.

Distributions - General

Certain tax rules apply to distributions from the Contract. A distribution is any amount taken from a Contract including Withdrawals, Annuity Payments, rollovers, exchanges and Death Benefit proceeds. We report the gross and taxable portion of all distributions to the IRS.

VAAA                                                                   53

IRAs. All distributions from an IRA are taxed as received unless either one of the following is true:

•     The distribution is directly transferred to another IRA or to a plan eligible to receive rollovers as permitted under the Tax Code; or

•     You made after-tax contributions to the IRA. In this case, the distribution will be taxed according to rules detailed in the Tax Code.

10% Additional Tax. The Tax Code imposes a 10% additional tax on the taxable portion of any distribution from an IRA or a Roth IRA unless certain exceptions, including one or more of the following, have occurred:

•     You have attained age 59½;

•     You have become disabled, as defined in the Tax Code;

•     You have died and the distribution is to your Beneficiary;

•     You have separated from service with the plan sponsor at or after age 55;

•     The distribution amount is rolled over into another eligible retirement plan or to a traditional or Roth IRA in accordance with the terms of the Tax Code;

•     You have separated from service with the plan sponsor and the distribution amount is made in substantially equal periodic payments (at least annually) over your life or the life expectancy or the joint lives or joint life expectancies of you and your designated Beneficiary;

•     The distribution is paid directly to the government in accordance with an IRS levy;

•     The Withdrawal amount is paid to an alternate payee under a Qualified Domestic Relations Order (“QDRO”); or

•     The distribution is a qualified reservist distribution as defined under the Tax Code.

In addition, the 10% additional tax does not apply to the amount of a distribution equal to unreimbursed medical expenses incurred by the Contract Owner during the taxable year that qualify for deduction as specified in the Tax Code. The Tax Code may provide other exceptions or impose other penalty taxes in other circumstances.

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Qualified Distributions - Roth IRA. A partial or full distribution of Premium applied to a Roth IRA account and earnings credited on that Premium will be excludable from income if it is a qualified distribution. A “qualified distribution” from a Roth IRA is defined as a distribution that meets the following two requirements:

•     The distribution occurs after the five-year taxable period measured from the earlier of:

>   The first taxable year you made a designated Roth contribution to any designated Roth account established for you under the same applicable retirement plan as defined in Tax Code Section 402A;

>   If a rollover contribution was made from a designated Roth account previously established for you under another applicable retirement plan, the first taxable year for which you made a designated Roth contribution to such previously established account; or

>   The first taxable year in which you made an in-plan Roth rollover of non-Roth amounts under the same plan; AND

•     The distribution occurs after you attain age 59½, die with payment being made to your Beneficiary, or become disabled as defined in the Tax Code.

A distribution from a Roth account that is not a qualified distribution is includible in gross income under the Tax Code in proportion to your investment in the Contract (basis) and earnings on the Contract.

Distributions - Eligibility

Lifetime Required Minimum Distributions (IRAs)

To avoid certain tax penalties, you and any designated Beneficiary must also satisfy the required minimum distribution rules set forth in the Tax Code. These rules dictate the following:

•     Start date for distributions;

•     The time period in which all amounts in your Contract(s) must be distributed; and

•     Distribution amounts.

VAAA                                                                   54

Start Date. Generally, you must begin receiving distributions by April 1 of the calendar year following the calendar year in which you attain age 70½ or retire, whichever occurs later.

Time Period. We must pay out distributions from the Contract over a period not extending beyond one of the following time periods:

•     Over your life or the joint lives of you and your designated Beneficiary; or

•     Over a period not greater than your life expectancy or the joint life expectancies of you and your designated Beneficiary.

Distribution Amounts. The amount of each required minimum distribution must be calculated in accordance with Tax Code Section 401(a)(9). The entire interest in the account includes the amount of any outstanding rollover, transfer, recharacterization, if applicable, and the actuarial present value of other benefits provided under the account, such as guaranteed Death Benefits and any optional living benefit.

50% Excise Tax. If you fail to receive the required minimum distribution for any tax year, a 50% excise tax may be imposed on the required amount that was not distributed.

Lifetime required minimum distributions are not applicable to Roth IRAs during your lifetime. Further information regarding required minimum distributions may be found in your Contract.

Required Distributions upon Death (IRAs and Roth IRAs)

Different distribution requirements apply after your death, depending upon if you have begun receiving required minimum distributions. Further information regarding required distributions upon death may be found in your Contract.

If your death occurs on or after the date you begin receiving minimum distributions under the Contract, distributions generally must be made at least as rapidly as under the method in effect at the time of your death. Tax Code Section 401(a)(9) provides specific rules for calculating the minimum required distributions after your death.

If your death occurs before the date you begin receiving minimum distributions under the Contract, your entire balance must be distributed by December 31 of the calendar year containing the fifth anniversary of the date of your death. For example, if you die on September 1, 2018, your entire balance must be distributed to the designated Beneficiary by December 31, 2023. However, if distributions begin by December 31 of the calendar year following the calendar year of your death, then payments may be made within one of the following timeframes:

•     Over the life of the designated Beneficiary; or

•     Over a period not extending beyond the life expectancy of the designated Beneficiary.

Start Dates for Spousal Beneficiaries. If the designated Beneficiary is your spouse, distributions must begin on or before the later of the following:

•     December 31 of the calendar year following the calendar year of your death; or

•     December 31 of the calendar year in which you would have attained age 70½.

No Designated Beneficiary. If there is no designated Beneficiary, the entire interest generally must be distributed by the end of the calendar year containing the fifth anniversary of the Contract Owner’s death.

Special Rule for IRA Spousal Beneficiaries (IRAs and Roth IRAs Only). In lieu of taking a distribution under these rules, if the sole designated Beneficiary is the Contract Owner’s surviving spouse, the spousal Beneficiary may elect to treat the Contract as his or her own IRA and defer taking a distribution until his or her own start date. The surviving spouse is deemed to have made such an election if the surviving spouse makes a rollover to or from the Contract or fails to take a distribution within the required time period.

VAAA                                                                   55

Withholding

Any taxable distributions under the Contract are generally subject to withholding. Federal income tax withholding rates vary according to the type of distribution and the recipient’s tax status.

IRAs and Roth IRAs. Generally, you or, if applicable, a designated Beneficiary may elect not to have tax withheld from distributions.

Non Resident Aliens. If you or your designated Beneficiary is a non-resident alien, withholding will generally be 30% based on the individual’s citizenship, the country of domicile and treaty status. We may require additional documentation prior to processing any requested distribution.

Assignment and Other Transfers

IRAs and Roth IRAs. The Tax Code does not allow a transfer or assignment of your rights under these Contracts except in limited circumstances. Adverse tax consequences may result if you assign or transfer your interest in the Contract to persons other than your spouse incident to a divorce. Anyone contemplating such an assignment or transfer should contact a tax and/or legal adviser regarding the potential tax effects of such a transaction.

Same-Sex Marriages

The Contract provides that upon your death a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s Death Benefit and any joint-life coverage under a living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Please consult your tax and/or legal adviser for further information about this subject.

Possible Changes in Taxation

Although the likelihood of changes in tax legislation, regulation, rulings and other interpretation thereof is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective before the date of the change). You should consult a tax and/or legal adviser with respect to legislative developments and their effect on the Contract.

Taxation of the Company

We are taxed as a life insurance company under the Tax Code. Variable Annuity Account B is not a separate entity from us. Therefore, it is not taxed separately as a “regulated investment company” but is taxed as part of the Company.

We automatically apply investment income and capital gains attributable to Variable Annuity Account B to increase reserves under the Contracts. Because of this, under existing federal tax law we believe that any such income and gains will not be taxed to the extent that such income and gains are applied to increase reserves under the Contracts. In addition, any foreign tax credits attributable to Variable Annuity Account B will be first used to reduce any income taxes imposed on Variable Annuity Account B before being used by the Company.

VAAA                                                                   56

In summary, we do not expect that we will incur any federal income tax liability attributable to Variable Annuity Account B and we do not intend to make any provision for such taxes. However, changes in federal tax laws and/or their interpretation thereof may result in our being taxed on income or gains attributable to Variable Annuity Account B. In this case we may impose a charge against Variable Annuity Account B (with respect to some or all of the Contracts) to set aside provisions to pay such taxes. We may deduct this amount from Variable Annuity Account B, including from your Accumulation Value.

Selling the Contract

General

Our affiliate, Directed Services LLC, serves as the principal underwriter and distributor of the Contract as well as for our other contracts. Directed Services LLC, a Delaware limited liability company, is registered as a broker/dealer with the SEC and is also a member of FINRA. Directed Services LLC’s principal office is located at One Orange Way, Windsor, Connecticut 06095-4774.

We sell the Contract through licensed insurance agents who are registered representatives of broker/dealers and registered investment advisors who are licensed and qualified under any applicable federal or state securities rules and regulations that have entered into selling agreements with Directed Services LLC. We refer to these broker/dealers and investment advisors as “distributors.” Voya Financial Advisors, Inc. is affiliated with the Company and has entered into a selling agreement with Directed Services LLC for the sale of our variable annuity contracts.

Compensation Agreements

Directed Services LLC does not compensate registered investment advisors for the promotion and sale of the Contract. Rather, the Owner pays an advisory fee, as well as other incentives or payments, directly to the registered investment advisor for advisory services provided to the Contract Owners.

Directed Services LLC may, however, pay selling firms compensation or reimbursement of expenses for their efforts in selling the Contract to you and other customers. These amounts may include:

•     Marketing/distribution allowances, which may be based on the percentages of Premium received and/or the aggregate assets held in relation to certain types of designated insurance products issued by the Company and/or its affiliates during the calendar year;

•     Education and training allowances to facilitate our attendance at certain educational and training meetings to provide information and training about our products. We also hold training programs from time to time at our expense;

•     Sponsorship payments or reimbursements for distributors to use in sales contests and/or meetings for their registered representatives who sell our products. We do not hold contests based solely on the sales of the Contract;

•     Certain overrides and other benefits that may include cash compensation based on the amount of Premium received, representative recruiting or other activities that promote the sale of the Contract; and

•     Additional cash or non-cash compensation and reimbursements permissible under existing law. This may include, but is not limited to, cash incentives, merchandise, trips, occasional entertainment, meals and tickets to sporting events, client appreciation events, business and educational enhancement items, payment for travel expenses (including meals and lodging) to pre-approved training and education seminars and payment for advertising and sales campaigns.

We may pay wholesaling fees, overrides, bonuses, other allowances and benefits and the costs of all other incentives or training programs from our resources, which include the fees and charges imposed under the Contract.

VAAA                                                                   57

Directed Services LLC may also compensate distributors, and their sales management personnel, for contract sales within the wholesale/distribution channel. This compensation may be based on a percentage of Premiums and/or a percentage of Accumulation Value. Directed Services LLC may, at its discretion, pay additional cash compensation to wholesalers/distributors for sales by certain broker/dealers or “focus firms.”

This is a general discussion of the types and levels of compensation paid by us for sale of our registered annuity contracts. It is important for you to know that the payment of volume or sales-based compensation to a distributor may provide a financial incentive to promote our products, such as the Contract, over those of another company, and may also provide a financial incentive to promote one of our contracts over another, such as the Contract.

Other Important Information

General Provisions

Your Contract

The Contract described in this prospectus, together with any applications and any riders or Endorsements, constitutes the entire agreement between you and us and should be retained. For further information about the Contract, contact Customer Service. A president or other officer of the Company and our secretary or assistant secretary must sign all changes or amendments to the Contract. No other person may change its terms or conditions.

Order Processing

In certain circumstances, we may need to correct the pricing associated with an order that has been processed. In such circumstances, we may incur a loss or receive a gain depending upon the price when the order was executed and the price when the order is corrected. Losses may be covered from our assets and gains that may result from such order correction will be retained by us as additional compensation associated with order processing.

Age

We issue your Contract at the Owner(s) and Annuitant(s) ages (stated in your Contract schedule) based on the last birthday as of at the time of application. On the application date, the Owner(s) and Annuitant(s) can generally be no more than age 80.

We determine an Owner’s and Annuitant’s age at a given time by adding the number of completed Contract Years to the age stated in your Contract schedule.

Misstatement Made by Owner in Connection with Purchase of the Contract

We may require proof of the age and sex of the person upon whose life certain benefit payments are determined (i.e., the Death Benefit or Annuity Payments). If the Owner misstates the age or sex of a person in connection with the purchase of the Contract, we reserve the right in the Contract to adjust (either upward or downward) these payments based on the correct age or sex. If an upward adjustment to your benefit payment is required, we will include an amount in your next benefit payment representing the past underpayments by us, with interest credited at the rate of 1.5% annually (where permitted). If a downward adjustment to your benefit payment is required, we will make a deduction from future benefit payments until the past overpayments by us, plus interest at 1.5% annually (where permitted), has been repaid in full by you.

We reserve the right in the Contract (where permitted) to void the Contract and return the Cash Surrender Value in the event of any fraudulent material misrepresentation made by the Owner in connection with the purchase of the Contract.

VAAA                                                                   58

Insurable Interest

We require the Owner of the Contract to have an Insurable Interest in the Annuitant. Insurable Interest means the Owner has a lawful and substantial economic interest in the continued life of the Annuitant. An Insurable Interest does not exist if the Owner’s sole economic interest in the Annuitant arises as a result of the Annuitant’s death. A natural person is presumed to have an Insurable Interest in his or her own life. A natural person is also generally considered to have an Insurable Interest in his or her spouse and family members. State statutory and case law have established guidelines for circumstances in which an Insurable Interest is generally considered to exist:

•     Relationships between parent and child, brother and sister, and grandparent and grandchild; and

•     Certain business relationships and financial dependency situations (e.g., uncle has Insurable Interest in nephew who runs the uncle’s business and makes money for the uncle).

The above list is not comprehensive, but instead contains some common examples to help illustrate what it means for the Owner to have an Insurable Interest in the Annuitant. You should consult your agent/registered representative for advice on whether the Owner of the Contract would have an Insurable Interest in the Annuitant to be designated.

An Insurable Interest must exist at the time we issue the Contract. In purchasing the Contract, you will represent and acknowledge that you, as the Owner, have an Insurable Interest in the Annuitant. We require the agent/registered representative to confirm on the application that the Owner has an Insurable Interest in the Annuitant. We also require that any new Owner after issuance of the Contract to have an Insurable Interest in the Annuitant. We will seek to void the Contract if we discover it was applied for and issued (or ownership was transferred) based on misinformation, or information that was omitted, in order to evade state Insurable Interest and other laws enacted to prevent an Owner from using the Contract to profit from the death of a person in whom such Owner does not have an Insurable Interest.

Assignment

You may assign a Nonqualified Contract as collateral security for a loan or other obligation. This kind of assignment is not a change of ownership. But you should understand that your rights, and those of any Beneficiary, are subject to the terms of the assignment. To make, modify or release an assignment, you must provide Notice to Us. Your instructions will take effect as of the date we receive Notice to Us. We require written consent of any Irrevocable Beneficiary before your instructions will take effect. An assignment likely has federal income tax consequences. You should consult a tax adviser for tax advice. We are not responsible for the validity, tax consequences or other effects of any assignment you choose to make.

Contract Changes ‒ Applicable Tax Law

We have the right to make changes to the Contract so that it continues to qualify as an annuity under applicable federal or state law or as otherwise permitted in the Contract. Certain changes will require the approval of appropriate state or federal regulatory authorities. If we deem it necessary to make such changes for tax reasons, we will give you advance notice of how and when your Contract will likely change.

Non-Waiver

We may, in our discretion, elect not to exercise a right, privilege or option under the Contract. Such election will not constitute our waiver of the right to exercise such right, privilege or option at a later date, nor will it constitute a waiver of any provision of the Contract.

VAAA                                                                   59

Special Arrangements

We may reduce or waive any Contract charges for certain group or sponsored arrangements, under special programs, and for certain employees, agents/registered representatives and related persons of our parent corporation and its affiliates. We reduce or waive these items based on expected economies, and the variations are based on differences in costs or services.

State Regulation

We are regulated by the Insurance Department of the State of Connecticut. We are also subject to the insurance laws and regulations of all jurisdictions where we do business. The Contract offered by this prospectus has been approved where required by those jurisdictions. We are required to submit annual statements of our operations, including financial statements, to the Insurance Departments of the various jurisdictions in which we do business to determine solvency and compliance with state insurance laws and regulations.

Annual Report to Owners

We will confirm purchase, transfer and Withdrawal or Surrender transactions usually within five Business Days of processing any such transaction. You are responsible for reviewing the confirmation notices to verify that the transaction was made as requested.

At least once a year, we will send you, without charge, a report showing the current Accumulation Value and the Cash Surrender Value. This report will also show the amounts deducted from, or added to, the Accumulation Value since the last report. This report will include any other information that is required by law or regulation.

In addition, we will provide you with any other reports, notices or documents that we are required by applicable law to furnish to you. We will send this report to you at your last known address within 60 days after the report date. Upon your request, we will provide additional reports, but we reserve the right in the Contract to assess a reasonable charge for each such additional report.

Suspension of Payments

We reserve the right to suspend or postpone the date of any payment of benefits or determination of any value (including the Accumulation Value) under the Contract, beyond the seven permitted days, under any of the following circumstances:

•     On any Business Day when the NYSE is closed (except customary weekend and holiday closing) or when trading on the NYSE is restricted;

•     When an emergency exists as determined by the SEC so that disposal of the securities held in the Subaccounts is not reasonably practicable or it is not reasonably practicable to fairly determine the value of the Subaccount’s assets; or

•     During any other periods the SEC may by order permit for the protection of investors.

The conditions under which restricted trading or an emergency exists shall be determined by the rules and regulations of the SEC.

Payment of benefits or values may also be delayed or suspended as required by court order or other regulatory proceeding.

We have the right to delay payment for up to six months, contingent upon written approval by the insurance supervisory official in the jurisdiction in which the Contract is issued.

VAAA                                                                   60

Anti-Money Laundering

In order to protect against the possible misuse of our products in money laundering or terrorist financing, we have adopted an anti-money laundering program satisfying the requirements of the USA PATRIOT Act and other current anti-money laundering laws. Among other things, this program requires us, our agents/registered representatives and customers to comply with certain procedures and standards that will allow us to verify the identity of the sponsoring organization and that contributions and loan repayments are not derived from improper sources.

Under our anti-money laundering program, we may require Contract Owners and/or Beneficiaries to provide sufficient evidence of identification, and we reserve the right to verify any information provided to us by accessing information databases maintained internally or by outside firms.

We may also refuse to accept certain forms of payments or loan repayments (traveler’s cheques, cashier's checks, bank drafts, bank checks and treasurer's checks, for example) or restrict the amount of certain forms of payments or loan repayments (money orders totaling more than $5,000, for example). In addition, we may require information as to why a particular form of payment was used (third party checks, for example) and the source of the funds of such payment in order to determine whether or not we will accept it. Use of an unacceptable form of payment may result in us returning the payment to you.

Applicable laws designed to prevent terrorist financing and money laundering might, in certain circumstances, require us to block certain transactions until authorization is received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

Our anti-money laundering program is subject to change without notice to take account of changes in applicable laws or regulations and our ongoing assessment of our exposure to illegal activity.

Unclaimed Property

Every state has some form of unclaimed property laws that impose varying legal and practical obligations on insurers and, indirectly, on Contract Owners, insureds, Beneficiaries and other payees of proceeds. Unclaimed property laws generally provide for escheatment to the state of unclaimed proceeds under various circumstances.

Contract Owners are urged to keep their own, as well as their Beneficiaries’ and other payees’, information up to date, including full names, postal and electronic media addresses, telephone numbers, dates of birth, and Social Security numbers. Such updates should be communicated by writing or calling Customer Service.

Cyber Security

Like others in our industry, we are subject to operational and information security risks resulting from “cyber-attacks,” “hacking” or similar illegal or unauthorized intrusions into computer systems and networks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Although we seek to limit our vulnerability to such risks through technological and other means and we rely on industry standard commercial technologies to maintain the security of our information systems, it is not possible to anticipate or prevent all potential forms of cyber-attack or to guarantee our ability to fully defend against all such attacks. In addition, due to the sensitive nature of much of the financial and similar personal information we maintain, we may be at particular risk for targeting.

VAAA                                                                   61

Cyber-attacks affecting us, any third party administrator, the underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Accumulation Value. For instance, cyber-attacks may interfere with our processing of Contract transactions, including the processing of orders from our website or with the underlying Funds, impact our ability to calculate Accumulation Unit Values cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the underlying Funds invest, which may cause the Funds underlying your Contract to lose value. There can be no assurance that we or the underlying Funds or our service providers will avoid losses affecting your Contract that result from cyber-attacks or information security breaches in the future.

Legal Proceedings

We are not aware of any pending legal proceedings that are likely to have a material adverse effect upon the Company’s ability to meet its obligations under the Contract, Directed Services LLC’S ability to distribute the Contract or upon Variable Annuity Account B.

•     Litigation. Notwithstanding the foregoing, the Company and/or Directed Services LLC, is a defendant in a number of litigation matters arising from the conduct of its business, both in the ordinary course and otherwise. In some of these matters, claimants seek to recover very large or indeterminate amounts, including compensatory, punitive, treble and exemplary damages. Certain claims are asserted as class actions. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages and other relief. The variability in pleading requirements and past experience demonstrates that the monetary and other relief that may be requested in a lawsuit or claim oftentimes bears little relevance to the merits or potential value of a claim.

•     Regulatory Matters. As with other financial services companies, the Company and its affiliates, including Directed Services LLC, periodically receive informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with inquiries and investigations of the products and practices of the Company or the financial services industry. It is the practice of the Company to cooperate fully in these matters. Regulatory investigations, exams, inquiries and audits could result in regulatory action against the Company or subject the Company to settlement payments, fines, penalties and other financial consequences, as well as changes to the Company’s policies and procedures.

The outcome of a litigation or regulatory matter and the amount or range of potential loss is difficult to forecast and estimating potential losses requires significant management judgment. It is not possible to predict the ultimate outcome for all pending litigation and regulatory matters and given the large and indeterminate amounts sought and the inherent unpredictability of such matters, it is possible that an adverse outcome in certain litigation or regulatory matters could, from time to time, have a material adverse effect upon the Company’s results of operations or cash flows in a particular quarterly or annual period.

Legal Matters

The Company’s organization and authority, and the Contract’s legality and validity, have been passed on by the Company’s legal department.

Experts

The financial statements of the Company on Form 10-K for the year ended December 31, 2016 (including schedules appearing therein), have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

The primary business address of Ernst & Young LLP is 200 Clarendon St., Boston, MA 02116.

VAAA                                                                   62

Further Information

This prospectus does not reflect all of the information contained in the registration statement, of which this prospectus is part. Portions of the registration statement have been omitted from this prospectus as allowed by the SEC. You may obtain the omitted information from the offices of the SEC, as described below. We are required by the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, to file periodic reports and other information with the SEC. You may inspect or copy information concerning the Company at the Public Reference Room of the SEC at:

Securities and Exchange Commission

100 F Street NE, Room 1580

Washington, DC 20549

You may also obtain copies of these materials at prescribed rates from the Public Reference Room of the above office. You may obtain information on the operation of the Public Reference Room by calling the SEC at either 1‑800-SEC-0330 or 1-202-942-8090.

Our filings are available to the public on the SEC’s website at www.sec.gov. (This uniform resource locator (URL) is an inactive textual reference only and is not intended to incorporate the SEC website into this prospectus.) When looking for more information about the Contract, you may find it useful to use the numbers assigned to the registration statement under the Securities Act of 1933. These numbers are 333-220690 and 333-220693.

Incorporation of Certain Documents by Reference

The SEC allows us to “incorporate by reference” information that we file with the SEC into this prospectus, which means that incorporated documents are considered part of this prospectus. We can disclose important information to you by referring you to those documents. This prospectus incorporates by reference the Annual Report on Form 10-K for the year ended December 31, 2016, and the Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 2017, and September 30, 2017. Form 10-K contains additional information about the Company and includes certified financial statements as of December 31, 2016 and 2015, and for each of the three years in the period ended December 31, 2016. We were not required to file any other reports pursuant to Sections 13(a) or 15(d) of the Exchange Act since December 31, 2016. All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the termination of the offering shall be deemed to be incorporated by reference into the prospectus. The registration statement, of which this prospectus is a part, and our Exchange Act filings are available to the public on the SEC’s website at www.sec.gov, and we file these documents electronically according to EDGAR under CIK No. 0000837010.

You may request a free copy of any documents incorporated by reference in this prospectus (including any exhibits that are specifically incorporated by reference in them). Please direct your request to:

Voya Retirement Insurance and Annuity Company

Customer Service

P.O. Box 9271

Des Moines, Iowa 50306-9271

1-888-854-5950

Inquiries

You may contact us directly by writing or calling Customer Service.

VAAA                                                                   63

Appendix

illustrative examples

The following examples illustrate how we calculate an Index Segment’s value at different points in time under various assumptions, and the following table summarizes the underlying assumptions that go into each example and identifies for each of the examples the page number for reference. The assumed Percentage Change in Index Value and the assumed Percentage Change in the Index Segment Value are shown at the end of each Illustrative Example.

			Valuation		Index Performance		Fair Value of Hypothetical Derivatives
Example #	Page #	Index Strategy	Segment End Date	Interim Value	Negative	Positive	Negative	Positive	With-drawals
1	65	Cap	X		X
2	65	Cap	X		X
3	66	Cap	X			X
4	66	Cap	X			X
5	67	Participation	X		X
6	67	Participation	X		X
7	68	Participation	X			X
8	68	Cap		X	X		X
9	69	Cap		X	X			X
10	69	Cap		X		X	X
11	70	Cap		X		X		X
12	71	Participation		X	X		X
13	71	Participation		X	X			X
14	72	Participation		X		X	X
15	73	Participation		X		X		X
16	73	Cap	X		X				X
17	74	Cap	X		X				X
18	75	Cap	X			X			X
19	75	Cap	X			X			X
20	76	Participation	X		X				X
21	77	Participation	X		X				X
22	77	Participation	X			X			X
23	78	Cap	X		X				X
24	79	Participation	X		X				X
25	80	Cap		X	X		X		X
26	81	Cap		X	X			X	X
27	81	Cap		X		X	X		X
28	82	Cap		X		X		X	X
29	83	Participation		X	X		X		X
30	84	Participation		X	X			X	X
31	84	Participation		X		X	X		X
32	85	Participation		X		X		X	X

VAAA                                                                   64

Index Segment’s Value on a Segment End Date (no Withdrawals)

Point to Point Cap with Buffer Index Strategy

The following examples show how we calculate an Index Segment’s value that uses the Point to Point Cap with Buffer Index Strategy, using the formula indicated above, on $100,000 allocated to an Index Segment. The full amount allocated remains invested in the Index Segment until the end of the Segment Term (i.e., no Withdrawals during a Segment Term).

Illustrative Example #1 – Negative Index Performance that is Offset by the Buffer

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value as of the Segment End Date is 940;

•     The Buffer is 10%; and

•     The Cap Rate is 6%.

Step One is to determine the Index Change:  (940 – 1,000)/1,000 = (-0.06), which, when converted to the equivalent percentage is -6%.

Because the Index Change is negative, Step Two is to compare the Index Change to the Buffer. Because the offset provided by the Buffer (10%) is larger than the Index Change (-6%), the Index Credit Rate is 0%.

Step Three is to apply the Index Credit Rate to the amount allocated to the Index Segment:  $100,000 (1 + 0%) = $100,000.

Thus, the Index Segment’s value remains $100,000.

Percentage Change in Index Value:  -6%.

Percentage Change in the Index Segment Value:  0%.

Illustrative Example #2 – Negative Index Performance that is Partially Offset by the Buffer

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value as of the Segment End Date is 880;

•     The Buffer is 10%; and

•     The Cap Rate is 6%.

Step One is to determine the Index Change:  (880 – 1,000)/1,000 = (-0.12), which, when converted to the equivalent percentage is -12%.

Because the Index Change is Negative, Step Two is to compare the Index Change to the Buffer. The Index Credit Rate is the Index Change (-12%) offset by the Buffer (10%). In this example, the Index Credit Rate is -2%.

Step Three is to apply the Index Credit Rate to the amount allocated to the Index Segment:  $100,000 x (1 + -2%) = $98,000.

Thus, the Index Segment’s value is reduced to $98,000.

Percentage Change in Index Value:  -12%.

Percentage Change in the Index Segment Value:  -2%.

VAAA                                                                   65

Illustrative Example #3 – Positive Index Performance that is Greater Than the Cap Rate

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value as of the Segment End Date is 1,100;

•     The Buffer is 10%; and

•     The Cap Rate is 6%.

Step One is to determine the Index Change:  (1,100 – 1,000)/1,000 = 0.10, which, when converted to the equivalent percentage is 10%.

Because the Index Change is Positive, Step Two is to compare the Index Change to the Cap Rate. The Index Credit Rate is the lesser of the Cap Rate (6%) or the Index Change (10%). In this example, since Index Change is greater than the Cap Rate, the Index Credit Rate is equal to the Cap Rate:  6%.

Step Three is to apply the Index Credit Rate to the amount allocated to the Index Segment:  $100,000 x (1 + 6%) = $106,000.

Thus, the Accumulation Value allocated to the Index Segment is increased to $106,000.

Percentage Change in Index Value:  10%.

Percentage Change in the Index Segment Value:  6%.

Illustrative Example #4 – Positive Index Performance that is Less than the Cap Rate

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value as of the Segment End Date is 1,050;

•     The Buffer is 10%; and

•     The Cap Rate is 6%.

Step One is to determine the Index Change:  (1,050 – 1,000)/1,000 = 0.05, which, when converted to the equivalent percentage is 5%.

Because the Index Change is Positive, Step Two is to compare the Index Change to the Cap Rate. The Index Credit Rate is the lesser of the Cap Rate (6%) or the Index Change (5%). In this example, since the Index Change is less than the Cap Rate, the Index Credit Rate is equal to the Index Change:  5%.

Step Three is to apply the Index Credit Rate to the amount allocated to the Index Segment:  $100,000 x (1 + 5%) = $105,000.

Thus, the Index Segment’s value is increased to $105,000.

Percentage Change in Index Value:  5%.

Percentage Change in the Index Segment Value:  5%.

VAAA                                                                   66

Illustrative Examples

Index Segment’s Value on a Segment End Date (no Withdrawals)

Point to Point Participation with Buffer Index Strategy

The following examples show how we calculate an Index Segment’s value that uses the Point to Point Participation with Buffer Index Strategy, using the formula indicated above, on $100,000 allocated to an Index Segment. The full amount allocated remains invested in the Index Segment until the end of the Segment Term (i.e., no Withdrawals during a Segment Term).

Illustrative Example #5 – Negative Index Performance that is Offset by the Buffer

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value as of the Segment End Date is 940;

•     The Buffer is 10%; and

•     The Participation Rate is 50%.

Step One is to determine the Index Change:  (940 – 1,000)/1,000 = (-0.06), which, when converted to the equivalent percentage is -6%.

Because the Index Change is negative, Step Two is to compare the Index Change to the Buffer. Because the offset provided by the Buffer (10%) is larger than the Index Change (-6%), the Index Credit Rate is 0%.

Step Three is to apply the Index Credit Rate to the amount allocated to the Index Segment:  $100,000 (1 + 0%) = $100,000.

Thus, the Index Segment’s value remains $100,000.

Percentage Change in Index Value:  -6%.

Percentage Change in the Index Segment Value:  0%.

Illustrative Example #6 – Negative Index Performance that is Partially Offset by the Buffer

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value as of the Segment End Date is 880;

•     The Buffer is 10%; and

•     The Participation Rate is 50%.

Step One is to determine the Index Change:  (880 – 1,000)/1,000 = (-0.12), which, when converted to the equivalent percentage is -12%.

Because the Index Change is Negative, Step Two is to compare the Index Change to the Buffer. The Index Credit Rate is the Index Change (-12%) offset by the Buffer (10%). In this example, the Index Credit Rate is -2%.

Step Three is to apply the Index Credit Rate to the amount allocated to the Index Segment:  $100,000 x (1 + -2%) = $98,000.

Thus, the Index Segment’s value is reduced to $98,000.

Percentage Change in Index Value:  -12%.

Percentage Change in the Index Segment Value:  -2%.

VAAA                                                                   67

Illustrative Example #7 – Positive Index Performance

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value as of the Segment End Date is 1,100;

•     The Buffer is 10%; and

•     The Participation Rate is 50%.

Step One is to determine the Index Change:  (1,100 ‒ 1,000)/1,000 = 0.10, which, when converted to the equivalent percentage is 10%.

Because the Index Change is Positive, Step Two is to apply the Participation Rate to the Index Change. The Index Credit Rate is equal to the Index Change (10%) multiplied by the Participation Rate (50%), or 5%.

Step Three is to apply the Index Credit Rate to the amount allocated to the Index Segment:  $100,000 x (1 + 5%) = $105,000.

Thus, the Accumulation Value allocated to the Index Segment is increased to $105,000.

Percentage Change in Index Value:  10%.

Percentage Change in the Index Segment Value:  5%.

Illustrative Examples

Index Segment’s Value prior to a Segment End Date (Interim Value with no Withdrawals)

Point to Point Cap with Buffer Index Strategy

The following examples show how we calculate an Index Segment’s value, using the formula indicated above, on $100,000 of Premium, after 6 months of a 1 year Segment Term. The full amount allocated remains invested in the Index Segment on the date of calculation (i.e., no Withdrawals during the first six months of the 1 year Segment Term).

Please note for Illustrative Examples #8 - #11, the assumptions result in an Interim Value calculated using the FVHFI and the FVHD because the sum will be lower than the Interim Value calculated using the pro-rated Cap Rate. This may not always be the case.

Illustrative Example #8 – Negative Index Performance and Negative Fair Value of Hypothetical Derivatives

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value after half of the Segment Term has elapsed is 940;

•     The Buffer is 10%;

•     The Cap Rate is 6%;

•     The swap rate is 1%; and

•     The Fair Value of Hypothetical Derivatives is -$1,000.

Step One is to determine the Fair Value of Hypothetical Fixed Instruments:  $100,000 / (1 + 1.00%)^[(365 ‒ 181)/365] = $99,499.65.

Step Two is to add the Fair Value of Hypothetical Fixed Instruments and Fair Value of Hypothetical Derivatives:  $99,499.65 + (-$1,000) = $98,499.65.

Step Three is to calculate the Pro-rated Cap Rate to reflect that 181 days of the Segment Term have elapsed:  6% x (181/365) = 2.98%.

Step Four is to apply the Pro-rated Cap Rate to the Index Segment’s value:  $100,000 x (1 + 2.98%) = $102,975.34.

VAAA                                                                   68

Step Five is to set the Interim Value equal to the minimum of Step Two and Step Four:  Min ($98,499.65, $102,975.34) = $98,499.65.

Thus, the Interim Value is $98,499.65.

Percentage Change in Index Value:  -6%.

Percentage Change in the Index Segment Value:  -1.5%.

Illustrative Example #9 – Negative Index Performance and Positive Fair Value of Hypothetical Derivatives

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value after half of the Segment Term has elapsed is 940;

•     The Buffer is 10%;

•     The Cap Rate is 6%;

•     The swap rate is 1%; and

•     The Fair Value of Hypothetical Derivatives is +$1,000.

Step One is to determine the Fair Value of Hypothetical Fixed Instruments:  $100,000 / (1 + 1.00%)^[(365 ‒ 181)/365] = $99,499.65.

Step Two is to add the Fair Value of Hypothetical Fixed Instruments and Fair Value of Hypothetical Derivatives:  $99,499.65 + (+$1,000) = $100,499.65.

Step Three is to calculate the Pro-rated Cap Rate to reflect that 181 days of the Segment Term have elapsed:  6% x (181/365) = 2.98%.

Step Four is to apply the Pro-rated Cap Rate to the Index Segment’s value:  $100,000 x (1 + 2.98%) = $102,975.34.

Step Five is to set the Interim Value equal to the minimum of Step Two and Step Four:  Min ($100,499.65, $102,975.34) = $100,499.65.

Thus, the Interim Value is $100,499.65.

Percentage Change in Index Value:  -6%.

Percentages Change in the Index Segement Value:  0.5%.

Illustrative Example #10 – Positive Index Performance and Negative Fair Value of Hypothetical Derivatives

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value after half of the Segment Term has elapsed is 1,020;

•     The Buffer is 10%;

•     The Cap Rate is 6%;

•     The swap rate is 1%; and

•     The Fair Value of Hypothetical Derivatives is -$1,000.

Step One is to determine the Fair Value of Hypothetical Fixed Instruments:  $100,000 / (1 + 1.00%)^[(365 ‒ 181)/365] = $99,499.65.

Step Two is to add the Fair Value of Hypothetical Fixed Instruments and Fair Value of Hypothetical Derivatives:  $99,499.65 + (-$1,000) = $98,499.65.

VAAA                                                                   69

Step Three is to calculate the Pro-rated Cap Rate to reflect that 181 days of the Segment Term have elapsed:  6% x (181/365) = 2.98%.

Step Four is to apply the Pro-rated Cap Rate to the Index Segment’s value:  $100,000 x (1 + 2.98%) = $102,975.34.

Step Five is to set the Interim Value equal to the minimum of Step Two and Step Four:  Min ($98,499.65, $102,975.34) = $98,499.65.

Thus, the Interim Value is $98,499.65.

Percentage Change in Index Value:  2%.

Percentages Change in the Index Segment Value:  -1.5%.

Illustrative Example #11 – Positive Index Performance and Positive Fair Value of Hypothetical Derivatives

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value after half of the Segment Term has elapsed is 1,020;

•     The Buffer is 10%;

•     The Cap Rate is 6%;

•     The swap rate is 1%; and

•     The Fair Value of Hypothetical Derivatives is +$1,000.

Step One is to determine the Fair Value of Hypothetical Fixed Instruments:  $100,000 / (1 + 1.00%)^[(365 ‒ 181)/365] = $99,499.65.

Step Two is to add the Fair Value of Hypothetical Fixed Instruments and Fair Value of Hypothetical Derivatives:  $99,499.65 + (+$1,000) = $100,499.65.

Step Three is to calculate the Pro-rated Cap Rate to reflect that 181 days of the Segment Term have elapsed:  6% x (181/365) = 2.98%.

Step Four is to apply the Pro-rated Cap Rate to the Index Segment’s value:  $100,000 x (1 + 2.98%) = $102,975.34.

Step Five is to set the Interim Value equal to the minimum of Step Two and Step Four:  Min ($100,499.65, $102,975.34) = $100,499.65.

Thus, the Interim Value is $100,499.65.

Percentage Change in Index Value:  2%.

Percentage Change in the Index Segment Value:  0.5%.

Illustrative Examples

Index Segment’s Value prior to a Segment End Date (Interim Value with no Withdrawals)

Point to Point Participation with Buffer Index Strategy

The following examples show how we calculate an Index Segment’s value, using the formula indicated above, on $100,000 of Premium, after 6 months of a 1 year Segment Term. The full amount allocated remains invested in the Index Segment on the date of calculation (i.e., no Withdrawals during the first six months of the 1 year Segment Term).

VAAA                                                                   70

Illustrative Example #12 – Negative Index Change and Negative Fair Value of Hypothetical Derivatives

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value after half of the Segment Term has elapsed is 940;

•     The Buffer is 10%;

•     The Participation Rate is 50%;

•     The swap rate is 1%; and

•     The Fair Value of Hypothetical Derivatives is -$1,000.

Step One is to determine the Fair Value of Hypothetical Fixed Instruments:  $100,000 / (1 + 1.00%)^[(365 ‒ 181)/365] = $99,499.65.

Step Two is to add the Fair Value of Hypothetical Fixed Instruments and Fair Value of Hypothetical Derivatives:  $99,499.65 + (-$1,000) = $98,499.65.

Step Three is to calculate the Pro-rated Index Credit Rate, using the Index Change and the Pro-rated Participation Rate:

•     Index Change:  (940 ‒ 1,000)/1,000 = (-0.06), which, when converted to the equivalent percentage is -6%

•     The Pro-rated Participation Rate reflects that 181 days of the Segment Term have elapsed:  50% x (181/365) = 24.795%

•     Pro-rated Index Credit Rate:  -6% x 24.795% = -1.488%

Step Four is to apply the Pro-rated Index Credit Rate to the Index Segment’s value:  $100,000 x (1 ‒ 1.488%) = $98,512.33.

Step Five is to take the maximum of Step Four and the Premium:  Max ($98,512.33, $100,000) = $100,000.

Step Six is to set the Interim Value equal to the minimum of Step Two and Step Five:  Min ($98,499.65, $100,000) = $98,499.65.

Thus, the Interim Value is $98,499.65.

Percentage Change in Index Value:  -6%.

Percentage Change in the Index Segment Value:  -1.5%.

Illustrative Example #13 – Negative Index Change and Positive Fair Value of Hypothetical Derivatives

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value after half of the Segment Term has elapsed is 940;

•     The Buffer is 10%;

•     The Participation Rate is 50%;

•     The swap rate is 1%; and

•     The Fair Value of Hypothetical Derivatives is +$1,000.

Step One is to determine the Fair Value of Hypothetical Fixed Instruments:  $100,000 / (1 + 1.00%)^[(365 ‒ 181)/365] = $99,499.65.

Step Two is to add the Fair Value of Hypothetical Fixed Instruments and Fair Value of Hypothetical Derivatives:  $99,499.65 + (+$1,000) = $100,499.65.

VAAA                                                                   71

Step Three is to calculate the Pro-rated Index Credit Rate, using the Index Change and the Pro-rated Participation Rate:

•     Index Change:  (940 ‒ 1,000)/1,000 = (-0.06), which, when converted to the equivalent percentage is -6%

•     The Pro-rated Participation Rate reflects that 181 days of the Segment Term have elapsed:  50% x (181/365) = 24.795%

•     Pro-rated Index Credit Rate:  -6% x 24.795% = -2.975%

Step Four is to apply the Pro-rated Index Credit Rate to the Index Segment’s value:  $100,000 x (1 ‒ 2.975%) = $98,512.33.

Step Five is to take the maximum of Step Four and the Premium:  Max ($98,512.33, $100,000) = $100,000.

Step Six is to set the Interim Value equal to the minimum of Step Two and Step Five:  Min ($100,499.65, $100,000) = $100,000.

Thus, the Interim Value is $100,000.

Percentage Change in Index Value:  -6%.

Percentage Change in the Index Segment Value:  0%.

Illustrative Example #14 – Positive Index Change and Negative Fair Value of Hypothetical Derivatives

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value after half of the Segment Term has elapsed is 1,050;

•     The Buffer is 10%;

•     The Participation Rate is 50%;

•     The swap rate is 1%; and

•     The Fair Value of Hypothetical Derivatives is -$1,000.

Step One is to determine the Fair Value of Hypothetical Fixed Instruments:  $100,000 / (1 + 1.00%)^[(365 ‒ 181)/365] = $99,499.65.

Step Two is to add the Fair Value of Hypothetical Fixed Instruments and Fair Value of Hypothetical Derivatives:  $99,499.65 + (-$1,000) = $98,499.65.

Step Three is to calculate the Pro-rated Index Credit Rate, using the Index Change and the Pro-rated Participation Rate:

•     Index Change:  (1050 ‒ 1,000)/1,000 = (0.05), which, when converted to the equivalent percentage is 5%

•     The Pro-rated Participation Rate reflects that 181 days of the Segment Term have elapsed:  50% x (181/365) = 24.795%

•     Pro-rated Index Credit Rate:  5% x 24.795% = 1.240%

Step Four is to apply the Pro-rated Index Credit Rate to the Index Segment’s value:  $100,000 x (1 + 1.240%) = $101,239.73.

Step Five is to take the maximum of Step Four and the Premium:  Max ($101,239.73, $100,000) = $101,239.73.

Step Six is to set the Interim Value equal to the minimum of Step Two and Step Five:  Min ($98,499.65, $101,239.73) = $98,499.65.

Thus, the Interim Value is $98,499.65.

Percentage Change in Index Value:  5%.

Percentage Change in the Index Segment Value:  -1.5%.

VAAA                                                                   72

Illustrative Example #15 – Positive Index Change and Positive Fair Value of Hypothetical Derivatives

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value after half of the Segment Term has elapsed is 1,050;

•     The Buffer is 10%;

•     The Participation Rate is 50%;

•     The swap rate is 1%; and

•     The Fair Value of Hypothetical Derivatives is +$1,000.

Step One is to determine the Fair Value of Hypothetical Fixed Instruments:  $100,000 / (1 + 1.00%)^[(365 ‒ 181)/365] = $99,499.65.

Step Two is to add the Fair Value of Hypothetical Fixed Instruments and Fair Value of Hypothetical Derivatives:  $99,499.65 + (+$1,000) = $100,499.65.

Step Three is to calculate the Pro-rated Index Credit Rate, using the Index Change and the Pro-rated Participation Rate:

•     Index Change:  (1,050 ‒ 1,000)/1,000 = (0.05), which, when converted to the equivalent percentage is 5%

•     The Pro-rated Participation Rate reflects that 181 days of the Segment Term have elapsed:  50% x (181/365) = 24.795%

•     Pro-rated Index Credit Rate:  5% x 24.795% = 1.240%

Step Four is to apply the Pro-rated Index Credit Rate to the Index Segment’s value:  $100,000 x (1 + 1.240%) = $101,239.73.

Step Five is to take the maximum of Step Four and the Premium:  Max ($101,239.73, $100,000) = $101,239.73.

Step Six is to set the Interim Value equal to the minimum of Step Two and Step Five:  Min ($100,499.65, $101,239.73) = $100,499.65.

Thus, the Interim Value is $100,499.65.

Percentage Change in Index Value:  5%.

Percentage Change in the Index Segment Value:  0.5%.

Index Segment’s Value on a Segment End Date (Two Withdrawals)

Point to Point Cap with Buffer Index Strategy

Illustrative Examples:

The following examples show how we calculate an Index Segment’s value, using the formula indicated above, on $100,000 of Premium allocated to an Index Segment when two Withdrawals have been made during the Segment Term. During the Segment Term, $10,000 is withdrawn from the Index Segment when the Index Segment’s value on the date of the Withdrawal was $105,000 and an additional $5,000 is withdrawn from the Index Segment when the Index Segment’s value was $90,000.

Illustrative Example #16 – Negative Index Performance that is Offset by the Buffer

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value as of the Segment End Date is 940;

•     The Index Buffer is 10%; and

•     The Cap Rate is 6%.

VAAA                                                                   73

Step One is to determine the Index Change:  (940 – 1,000)/1,000 = (-0.06), which, when converted to the equivalent percentage is -6%.

Because the Index Change is negative, Step Two is to compare the Index Change to the Buffer. Because the offset provided by the Buffer (10%) is larger than the Index Change (-6%), the Index Credit Rate is 0%.

Step Three is to apply the Index Credit Rate to the amount allocated to the Index Segment:  $100,000 x (1 + 0%) = $100,000.

Step Four is to multiply the result in Step Three by the cumulative Withdrawal Adjustments associated with each of the two Withdrawals.

The percentage reduction for each Withdrawal is equal to 1 minus the percentage of Index Segment value withdrawn, where the percentage withdrawn is equal to the amount of the Withdrawal divided by the Index Segment value immediately before the Withdrawal. The percentage of the Index Segment value withdrawn for each of the two Withdrawals in this example is:

•     $10,000/$105,000 = 9.5% meaning that the percentage reduction is 1 – 9.5% or 0.095 = 90.5%

•     $5,000/$90,000 = 5.6% meaning that the percentage reduction is 1 – 5.6% or 0.056 = 94.4%

These two Withdrawal Adjustment percentages are multiplied together to get the cumulative percentage reduction from the two Withdrawals (90.5% x 94.4% = 85.4%) and this result is multiplied by the value determined in Step Three above to arrive at the Index Segment value on the Segment End Date ($100,000 x 85.4% = $85,400).

Percentage Change in Index Value:  -6%.

Percentage Change in the Index Segment Value:  -14.6%.

Illustrative Example #17 – Negative Index Performance that is Partially Offset by the Buffer

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value as of the Segment End Date is 880;

•     The Index Buffer is 10%; and

•     The Cap Rate is 6%.

Step One is to determine the Index Change:  (880 – 1,000)/1,000 = (-0.12), which, when converted to the equivalent percentage is -12%.

Because the Index Change is negative, Step Two is to compare the Index Change to the Buffer. Because the offset provided by the Buffer (10%) is less than the Index Change (-12%), the Index Credit Rate is -2%.

Step Three is to apply the Index Credit Rate to the amount allocated to the Index Segment:  $100,000 x (1 + -2%) = $98,000.

Step Four is to multiply the result in Step Three by the cumulative Withdrawal Adjustments associated with each of the two Withdrawals.

The percentage reduction for each Withdrawal is equal to 1 minus the percentage of Index Segment value withdrawn, where the percentage withdrawn is equal to the amount of the Withdrawal divided by the Index Segment value immediately before the Withdrawal. The percentage of the Index Segment value withdrawn for each of the two Withdrawals in this example is:

•     $10,000/$105,000 = 9.5% meaning that the percentage reduction is 1 – 9.5% or 0.095 = 90.5%

•     $5,000/$90,000 = 5.6% meaning that the percentage reduction is 1 – 5.5% or 0.056 = 94.4%

VAAA                                                                   74

These two Withdrawal Adjustment percentages are multiplied together to get the cumulative percentage reduction from the two Withdrawals (90.5% x 94.4% = 85.4%) and this result is multiplied by the value determined in Step Three above to arrive at the Index Segment value on the Segment End Date ($98,000 x 85.4% = $83,692).

Percentage Change in Index Value:  -12%.

Percentage Change in the Index Segment Value:  -16.3%.

Illustrative Example #18 – Positive Index Performance that is Greater Than the Cap Rate

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value as of the Segment End Date is 1,100;

•     The Index Buffer is 10%; and

•     The Cap Rate is 6%.

Step One is to determine the Index Change:  (1,100 – 1,000)/1,000 = (0.10), which, when converted to the equivalent percentage is 10%.

Because the Index Change is positive, Step Two is to compare the Index Change to the Cap Rate. Because the Index Change is greater than the Cap Rate, the Index Credit Rate is equal to the Cap Rate of 6%.

Step Three is to apply the Index Credit Rate to the amount allocated to the Index Segment:  $100,000 x (1 + 6%) = $106,000.

Step Four is to multiply the result in Step Three by the cumulative Withdrawal Adjustments associated with each of the two Withdrawals.

The percentage reduction for each Withdrawal is equal to 1 minus the percentage of Index Segment value withdrawn, where the percentage withdrawn is equal to the amount of the Withdrawal divided by the Index Segment value immediately before the Withdrawal. The percentage of the Index Segment value withdrawn for each of the two Withdrawals in this example is:

•     $10,000/$105,000 = 9.5% meaning that the percentage reduction is 1 – 9.5% or 0.095 = 90.5%

•     $5,000/$90,000 = 5.6% meaning that the percentage reduction is 1 – 5.6% or 0.056 = 94.4%

These two Withdrawal Adjustment percentages are multiplied together to get the cumulative percentage reduction from the two Withdrawals (90.5% x 94.4% = 85.4%) and this result is multiplied by the value determined in Step Three above to arrive at the Index Segment value on the Segment End Date ($106,000 x 85.4% = $90,524).

Percentage Change in Index Value:  10%.

Percentage Change in the Index Segment Value:  -9.5%.

Illustrative Example #19 – Positive Index Performance that is Less than the Cap Rate

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value as of the Segment End Date is 1,050;

•     The Index Buffer is 10%; and

•     The Cap Rate is 6%.

Step One is to determine the Index Change:  (1,050 – 1,000)/1,000 = (0.05), which, when converted to the equivalent percentage is 5%.

Because the Index Change is positive, Step Two is to compare the Index Change to the Cap Rate. Because the Index Change is less than the Cap Rate, the Index Credit Rate is equal to the Index Change of 5%.

VAAA                                                                   75

Step Three is to apply the Index Credit Rate to the amount allocated to the Index Segment:  $100,000 x (1 + 5%) = $105,000.

Step Four is to multiply the result in Step Three by the cumulative Withdrawal Adjustments associated with each of the two Withdrawals.

The percentage reduction for each Withdrawal is equal to 1 minus the percentage of Index Segment value withdrawn, where the percentage withdrawn is equal to the amount of the Withdrawal divided by the Index Segment value immediately before the Withdrawal. The percentage of the Index Segment value withdrawn for each of the two Withdrawals in this example is:

•     $10,000/$105,000 = 9.5% meaning that the percentage reduction is 1 – 9.5% or 0.095 = 90.5%

•     $5,000/$90,000 = 5.6% meaning that the percentage reduction is 1 – 5.6% or 0.056 = 94.4%

These two Withdrawal Adjustment percentages are multiplied together to get the cumulative percentage reduction from the two Withdrawals (90.5% x 94.4% = 85.4%) and this result is multiplied by the value determined in Step Three above to arrive at the Index Segment value on the Segment End Date ($105,000 x 85.4% = $89,670).

Percentage Change in Index Value:  5%.

Percentage Change in the Index Segment Value:  -10.3%.

Illustrative Examples

Index Segment’s Value on a Segment End Date (Two Withdrawals)

Point to Point Participation with Buffer Index Strategy

The following examples show how we calculate an Index Segment’s value, using the formula indicated above, on $100,000 of Premium allocated to an Index Segment when two Withdrawals have been made during the Segment Term. During the Segment Term, $10,000 is withdrawn from the Index Segment when the Index Segment’s value on the date of the Withdrawal was $105,000 and an additional $5,000 is withdrawn from the Index Segment when the Index Segment’s value was $90,000.

Illustrative Example #20 – Negative Index Performance that is Offset by the Buffer

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value as of the Segment End Date is 940;

•     The Index Buffer is 10%; and

•     The Participation Rate is 50%.

Step One is to determine the Index Change:  (940 – 1,000)/1,000 = (-0.06), which, when converted to the equivalent percentage is -6%.

Because the Index Change is negative, Step Two is to compare the Index Change to the Buffer. Because the offset provided by the Buffer (10%) is larger than the Index Change (-6%), the Index Credit Rate is 0%.

Step Three is to apply the Index Credit Rate to the amount allocated to the Index Segment:  $100,000 x (1 + 0%) = $100,000.

Step Four is to multiply the result in Step Three by the cumulative Withdrawal Adjustments associated with each of the two Withdrawals.

VAAA                                                                   76

The percentage reduction for each Withdrawal is equal to 1 minus the percentage of Index Segment value withdrawn, where the percentage withdrawn is equal to the amount of the Withdrawal divided by the Index Segment value immediately before the Withdrawal. The percentage of the Index Segment value withdrawn for each of the two Withdrawals in this example is:

•     $10,000/$105,000 = 9.5% meaning that the percentage reduction is 1 – 9.5% or 0.095 = 90.5%

•     $5,000/$90,000 = 5.6% meaning that the percentage reduction is 1 – 5.6% or 0.056 = 94.4%

These two Withdrawal Adjustment percentages are multiplied together to get the cumulative percentage reduction from the two Withdrawals (90.5% x 94.4% = 85.4%) and this result is multiplied by the value determined in Step Three above to arrive at the Index Segment value on the Segment End Date ($100,000 x 85.4% = $85,400).

Percentage Change in Index Value:  -6%.

Percentage Change in the Index Segment Value:  -14.6%.

Illustrative Example #21 – Negative Index Performance that is Partially Offset by the Buffer

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value as of the Segment End Date is 880;

•     The Index Buffer is 10%; and

•     The Participation Rate is 50%.

Step One is to determine the Index Change:  (880 – 1,000)/1,000 = (-0.12), which, when converted to the equivalent percentage is -12%.

Because the Index Change is negative, Step Two is to compare the Index Change to the Buffer. Because the offset provided by the Buffer (10%) is less than the Index Change (-12%), the Index Credit Rate is -2%.

Step Three is to apply the Index Credit Rate to the amount allocated to the Index Segment:  $100,000 x (1 + -2%) = $98,000.

Step Four is to multiply the result in Step Three by the cumulative Withdrawal Adjustments associated with each of the two Withdrawals.

The percentage reduction for each Withdrawal is equal to 1 minus the percentage of Index Segment value withdrawn, where the percentage withdrawn is equal to the amount of the Withdrawal divided by the Index Segment value immediately before the Withdrawal. The percentage of the Index Segment value withdrawn for each of the two Withdrawals in this example is:

•     $10,000/$105,000 = 9.5% meaning that the percentage reduction is 1 – 9.5% or 0.095 = 90.5%

•     $5,000/$90,000 = 5.6% meaning that the percentage reduction is 1 – 5.6% or 0.056 = 94.4%

These two Withdrawal Adjustment percentages are multiplied together to get the cumulative percentage reduction from the two Withdrawals (90.5% x 94.4% = 85.4%) and this result is multiplied by the value determined in Step Three above to arrive at the Index Segment value on the Segment End Date ($98,000 x 85.4% = $83,692).

Percentage Change in Index Value:  -12%.

Percentage Change in the Index Segment Value:  -16.3%.

Illustrative Example #22 – Positive Index Performance

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value as of the Segment End Date is 1,100;

•     The Index Buffer is 10%; and

•     The Participation Rate is 50%.

VAAA                                                                   77

Step One is to determine the Index Change:  (1,100 – 1,000)/1,000 = (0.10), which, when converted to the equivalent percentage is 10%.

Because the Index Change is Positive, Step Two is to apply the Participation Rate to the Index Change. The Index Credit Rate is equal to the Index Change (10%) multiplied by the Participation Rate (50%), or 5%.

Step Three is to apply the Index Credit Rate to the amount allocated to the Index Segment:  $100,000 x (1 + 5%) = $105,000.

Step Four is to multiply the result in Step Three by the cumulative Withdrawal Adjustments associated with each of the two Withdrawals.

The percentage reduction for each Withdrawal is equal to 1 minus the percentage of Index Segment value withdrawn, where the percentage withdrawn is equal to the amount of the Withdrawal divided by the Index Segment value immediately before the Withdrawal. The percentage of the Index Segment value withdrawn for each of the two Withdrawals in this example is:

•     $10,000/$105,000 = 9.5% meaning that the percentage reduction is 1 – 9.5% or 0.095 = 90.5%

•     $5,000/$90,000 = 5.6% meaning that the percentage reduction is 1 – 5.6% or 0.056 = 94.4%

These two Withdrawal Adjustment percentages are multiplied together to get the cumulative percentage reduction from the two Withdrawals (90.5% x 94.4% = 85.4%) and this result is multiplied by the value determined in Step Three above to arrive at the Index Segment value on the Segment End Date ($105,000 x 85.4% = $89,670).

Percentage Change in Index Value:  10%.

Percentage Change in the Index Segment Value:  -10.3%.

Index Segment’s Value on a Segment End Date (Two Withdrawals)

Point to Point Cap with Buffer Index Strategy

Illustrative Examples:

The following examples show how we calculate an Index Segment’s value, using the formula indicated above, on $100,000 of Premium allocated to an Index Segment when two Withdrawals have been made during the Segment Term. During the Segment Term, $10,000 is withdrawn from the Index Segment when the Index Segment’s value on the date of the Withdrawal was $80,000 and an additional $5,000 is withdrawn from the Index Segment when the Index Segment’s value was $90,000.

Illustrative Example #23 – Negative Index Performance that is Offset by the Buffer

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value as of the Segment End Date is 940;

•     The Index Buffer is 10%; and

•     The Cap Rate is 6%.

Step One is to determine the Index Change:  (940 – 1,000)/1,000 = (-0.06), which, when converted to the equivalent percentage is -6%.

Because the Index Change is negative, Step Two is to compare the Index Change to the Buffer. Because the offset provided by the Buffer (10%) is larger than the Index Change (-6%), the Index Credit Rate is 0%.

Step Three is to apply the Index Credit Rate to the amount allocated to the Index Segment:  $100,000 x (1 + 0%) = $100,000.

Step Four is to multiply the result in Step Three by the cumulative Withdrawal Adjustments associated with each of the two Withdrawals.

VAAA                                                                   78

The percentage reduction for each Withdrawal is equal to 1 minus the percentage of Index Segment value withdrawn, where the percentage withdrawn is equal to the amount of the Withdrawal divided by the Index Segment value immediately before the Withdrawal. The percentage of the Index Segment value withdrawn for each of the two Withdrawals in this example is:

•     $10,000/$80,000 = 12.5% meaning that the percentage reduction is 1 – 12.5% or 0.125 = 87.5%

•     $5,000/$90,000 = 5.6% meaning that the percentage reduction is 1 – 5.6% or 0.056 = 94.4%

These two Withdrawal Adjustment percentages are multiplied together to get the cumulative percentage reduction from the two Withdrawals (87.5% x 94.4% = 82.6%) and this result is multiplied by the value determined in Step Three above to arrive at the Index Segment value on the Segment End Date ($100,000 x 82.6% = $82,600).

Percentage Change in Index Value:  -6%.

Percentage Change in the Index Segment Value:  -17.4%.

Illustrative Examples

Index Segment’s Value on a Segment End Date (Two Withdrawals)

Point to Point Participation with Buffer Index Strategy

The following examples show how we calculate an Index Segment’s value, using the formula indicated above, on $100,000 of Premium allocated to an Index Segment when two Withdrawals have been made during the Segment Term. During the Segment Term, $10,000 is withdrawn from the Index Segment when the Index Segment’s value on the date of the Withdrawal was $80,000 and an additional $5,000 is withdrawn from the Index Segment when the Index Segment’s value was $90,000.

Illustrative Example #24 – Negative Index Performance that is Offset by the Buffer

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value as of the Segment End Date is 940;

•     The Index Buffer is 10%; and

•     The Participation Rate is 50%.

Step One is to determine the Index Change:  (940 – 1,000)/1,000 = (-0.06), which, when converted to the equivalent percentage is -6%.

Because the Index Change is negative, Step Two is to compare the Index Change to the Buffer. Because the offset provided by the Buffer (10%) is larger than the Index Change (-6%), the Index Credit Rate is 0%.

Step Three is to apply the Index Credit Rate to the amount allocated to the Index Segment:  $100,000 x (1 + 0%) = $100,000.

Step Four is to multiply the result in Step Three by the cumulative Withdrawal Adjustments associated with each of the two Withdrawals.

The percentage reduction for each Withdrawal is equal to 1 minus the percentage of Index Segment value withdrawn, where the percentage withdrawn is equal to the amount of the Withdrawal divided by the Index Segment value immediately before the Withdrawal. The percentage of the Index Segment value withdrawn for each of the two Withdrawals in this example is:

•     $10,000/$80,000 = 12.5% meaning that the percentage reduction is 1 – 12.5% or 0.125 = 87.5%

•     $5,000/$90,000 = 5.6% meaning that the percentage reduction is 1 – 5.6% or 0.056 = 94.4%

VAAA                                                                   79

These two Withdrawal Adjustment percentages are multiplied together to get the cumulative percentage reduction from the two Withdrawals (87.5% x 94.4% = 82.6%) and this result is multiplied by the value determined in Step Three above to arrive at the Index Segment value on the Segment End Date ($100,000 x 82.6% = $82,600).

Percentage Change in Index Value:  -6%.

Percentage Change in the Index Segment Value:  -17.4%.

Illustrative Examples

Index Segment’s Value prior to a Segment End Date (Interim Value with One Withdrawal)

Point to Point Cap with Buffer Index Strategy

The following examples show how we calculate an Index Segment’s value, using the formula indicated above, on $100,000 of Premium when after 6 months of a 1 year Segment Term a $10,000 Withdrawal has been taken.

Illustrative Example #25 – Negative Index Performance and Negative Fair Value of Hypothetical Derivatives

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value after half of the Segment Term has elapsed is 940;

•     The Buffer is 10%;

•     The Cap Rate is 6%;

•     The swap rate is 1%; and

•     The Fair Value of Hypothetical Derivatives is -$1,000.

Step One is to determine the Fair Value of Hypothetical Fixed Instruments:  $100,000 / (1 + 1.00%)^[(365 ‒ 181)/365] = $99,499.65.

Step Two is to add the Fair Value of Hypothetical Fixed Instruments and Fair Value of Hypothetical Derivatives:  $99,499.65 + (-$1,000) = $98,499.65.

Step Three is to calculate the Pro-rated Cap Rate to reflect that 181 days of the Segment Term have elapsed:  6% x (181/365) = 2.98%.

Step Four is to apply the Pro-rated Cap Rate to the Index Segment’s value:  $100,000 x (1 + 2.98%) = $102,975.34.

Step Five is to set the Interim Value equal to the minimum of Step Two and Step Four:  Min ($98,499.65, $102,975.34) = $98,499.65.

Thus, the Interim Value is $98,499.65.

Step Six is to multiply the result in Step Five by the Withdrawal Adjustment.

The percentage reduction for the Withdrawal is equal to 1 minus the percentage of Index Segment value withdrawn, where the percentage withdrawn is equal to the amount of the Withdrawal divided by the Index Segment value immediately before the Withdrawal. The percentage of the Index Segment value in this example is:

•     $10,000/$98,499.65 = 10.2% meaning that the percentage reduction is 1 – 10.2% or 0.898 = 89.8%

The Interim Value ($98,499.65) after being multiplied by the Withdrawal Adjustment (89.8%) equals $88,499.65.

Percentage Change in Index Value:  -6%.

Percentage Change in the Index Segment Value:  -11.5%.

VAAA                                                                   80

Illustrative Example #26 – Positive Index Performance and Positive Fair Value of Hypothetical Derivatives

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value after half of the Segment Term has elapsed is 1,020;

•     The Buffer is 10%;

•     The Cap Rate is 6%;

•     The swap rate is 1%; and

•     The Fair Value of Hypothetical Derivatives is +$1,000.

Step One is to determine the Fair Value of Hypothetical Fixed Instruments:  $100,000 / (1 + 1.00%)^[(365 ‒ 181)/365] = $99,499.65.

Step Two is to add the Fair Value of Hypothetical Fixed Instruments and Fair Value of Hypothetical Derivatives:  $99,499.65 + (+$1,000) = $100,499.65.

Step Three is to calculate the Pro-rated Cap Rate to reflect that 181 days of the Segment Term have elapsed:  6% x (181/365) = 2.98%.

Step Four is to apply the Pro-rated Cap Rate to the Index Segment’s value:  $100,000 x (1 + 2.98%) = $102,975.34.

Step Five is to set the Interim Value equal to the minimum of Step Two and Step Four:  Min ($100,499.65, $102,975.34) = $100,499.65.

Thus, the Interim Value is $100,499.65.

Step Six is to multiply the result in Step Five by the Withdrawal Adjustment.

The percentage reduction for the Withdrawal is equal to 1 minus the percentage of Index Segment value withdrawn, where the percentage withdrawn is equal to the amount of the Withdrawal divided by the Index Segment value immediately before the Withdrawal. The percentage of the Index Segment value in this example is:

•     $10,000/$100,499.65= 10% meaning that the percentage reduction is 1 – 10% or 0.90 = 90%

The Interim Value ($100,499.65) after being multiplied by the Withdrawal Adjustment (90%) equals $90,499.65.

Percentage Change in Index Value:  2%.

Percentage Change in the Index Segment Value:  -9.5%.

Illustrative Example #27 – Negative Index Performance and Positive Fair Value of Hypothetical Derivatives

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value after half of the Segment Term has elapsed is 940;

•     The Buffer is 10%;

•     The Cap Rate is 6%;

•     The swap rate is 1%; and

•     The Fair Value of Hypothetical Derivatives is +$1,000.

Step One is to determine the Fair Value of Hypothetical Fixed Instruments:  $100,000 / (1 + 1.00%)^[(365 ‒ 181)/365] = $99,499.65.

Step Two is to add the Fair Value of Hypothetical Fixed Instruments and Fair Value of Hypothetical Derivatives:  $99,499.65 + (+$1,000) = $100,499.65.

VAAA                                                                   81

Step Three is to calculate the Pro-rated Cap Rate to reflect that 181 days of the Segment Term have elapsed:  6% x (181/365) = 2.98%.

Step Four is to apply the Pro-rated Cap Rate to the Index Segment’s value:  $100,000 x (1 + 2.98%) = $102,975.34.

Step Five is to set the Interim Value equal to the minimum of Step Two and Step Four:  Min ($100,499.65, $102,975.34) = $100,499.65.

Thus, the Interim Value is $100,499.65.

Step Six is to multiply the result in Step Five by the Withdrawal Adjustment.

The percentage reduction for the Withdrawal is equal to 1 minus the percentage of Index Segment value withdrawn, where the percentage withdrawn is equal to the amount of the Withdrawal divided by the Index Segment value immediately before the Withdrawal. The percentage of the Index Segment value in this example is:

•     $10,000/$100,499.65= 10% meaning that the percentage reduction is 1 – 10% or 0.90 = 90%

The Interim Value ($100,499.65) after being multiplied by the Withdrawal Adjustment (90%) equals $90,499.65.

Percentage Change in Index Value:  -6%.

Percentage Change in the Index Segment Value:  -9.5%.

Illustrative Example #28 – Positive Index Performance and Negative Fair Value of Hypothetical Derivatives

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value after half of the Segment Term has elapsed is 1,020;

•     The Buffer is 10%;

•     The Cap Rate is 6%;

•     The swap rate is 1%; and

•     The Fair Value of Hypothetical Derivatives is -$1,000.

Step One is to determine the Fair Value of Hypothetical Fixed Instruments:  $100,000 / (1 + 1.00%)^[(365 ‒ 181)/365] = $99,499.65.

Step Two is to add the Fair Value of Hypothetical Fixed Instruments and Fair Value of Hypothetical Derivatives:  $99,499.65 + (-$1,000) = $98,499.65.

Step Three is to calculate the Pro-rated Cap Rate to reflect that 181 days of the Segment Term have elapsed:  6% x (181/365) = 2.98%.

Step Four is to apply the Pro-rated Cap Rate to the Index Segment’s value:  $100,000 x (1 + 2.98%) = $102,975.34.

Step Five is to set the Interim Value equal to the minimum of Step Two and Step Four:  Min ($98,499.65, $102,975.34) = $98,499.65.

Thus, the Interim Value is $98,499.65.

Step Six is to multiply the result in Step Five by the Withdrawal Adjustment.

The percentage reduction for the Withdrawal is equal to 1 minus the percentage of Index Segment value withdrawn, where the percentage withdrawn is equal to the amount of the Withdrawal divided by the Index Segment value immediately before the Withdrawal. The percentage of the Index Segment value in this example is:

•     $$10,000/$98,499.65 = 10.2% meaning that the percentage reduction is 1 – 10.2% or 0.898 = 89.8%

The Interim Value ($98,499.65) after being multiplied by the Withdrawal Adjustment (89.8%) equals $88,499.65.

VAAA                                                                   82

Percentage Change in Index Value:  2%.

Percentage Change in the Index Segment Value:  -11.5%.

Illustrative Examples

Index Segment’s Value prior to a Segment End Date (Interim Value with One Withdrawal)

Point to Point Participation with Buffer Index Strategy

The following examples show how we calculate an Index Segment’s value, using the formula indicated above, on $100,000 of Premium when after 6 months of a 1 year Segment Term a $10,000 Withdrawal has been taken.

Illustrative Example #29 – Negative Index Change and Negative Fair Value of Hypothetical Derivatives

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value after half of the Segment Term has elapsed is 940;

•     The Buffer is 10%;

•     The Participation Rate is 50%;

•     The swap rate is 1%; and

•     The Fair Value of Hypothetical Derivatives is -$1,000.

Step One is to determine the Fair Value of Hypothetical Fixed Instruments:  $100,000 / (1 + 1.00%)^[(365 ‒ 181)/365] = $99,499.65.

Step Two is to add the Fair Value of Hypothetical Fixed Instruments and Fair Value of Hypothetical Derivatives:  $99,499.65 + (-$1,000) = $98,499.65.

Step Three is to calculate the Pro-rated Index Credit Rate, using the Index Change and the Pro-rated Participation Rate:

•     Index Change:  (940 ‒ 1,000)/1,000 = (-0.06), which, when converted to the equivalent percentage is -6%

•     The Pro-rated Participation Rate reflects that 181 days of the Segment Term have elapsed:  50% x (181/365) = 24.795%

•     Pro-rated Index Credit Rate:  -6% x 24.795% = -1.488%

Step Four is to apply the Pro-rated Index Credit Rate to the Index Segment’s value:  $100,000 x (1 – 1.488%) = $98,512.33.

Step Five is to take the maximum of Step Four and the Premium:  Max ($98,512.33, $100,000) = $100,000.

Step Six is to set the Interim Value equal to the minimum of Step Two and Step Five:  Min ($98,499.65, $100,000) = $98,499.65.

Thus, the Interim Value is $98,499.65.

Step Seven is to multiply the result in Step Six by the Withdrawal Adjustment.

The percentage reduction for the Withdrawal is equal to 1 minus the percentage of Index Segment value withdrawn, where the percentage withdrawn is equal to the amount of the Withdrawal divided by the Index Segment value immediately before the Withdrawal. The percentage of the Index Segment value in this example is:

•     $10,000/$98,499.65 = 10.2% meaning that the percentage reduction is 1 – 10.2% or 0.898 = 89.8%

The Interim Value ($98,499.65) after being multiplied by the Withdrawal Adjustment (89.8%) equals $88,499.65.

Percentage Change in Index Value:  -6%.

Percentage Change in the Index Segment Value:  -11.5%.

VAAA                                                                   83

Illustrative Example #30 – Negative Index Change and Positive Fair Value of Hypothetical Derivatives

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value after half of the Segment Term has elapsed is 940;

•     The Buffer is 10%;

•     The Participation Rate is 50%;

•     The swap rate is 1%; and

•     The Fair Value of Hypothetical Derivatives is +$1,000.

Step One is to determine the Fair Value of Hypothetical Fixed Instruments:  $100,000 / (1 + 1.00%)^[(365 ‒ 181)/365] = $99,499.65.

Step Two is to add the Fair Value of Hypothetical Fixed Instruments and Fair Value of Hypothetical Derivatives:  $99,499.65 + (+$1,000) = $100,499.65.

Step Three is to calculate the Pro-rated Index Credit Rate, using the Index Change and the Pro-rated Participation Rate:

•     Index Change:  (940 ‒ 1000)/1,000 = (-0.06), which, when converted to the equivalent percentage is -6%

•     The Pro-rated Participation Rate reflects that 181 days of the Segment Term have elapsed:  50% x (181/365) = 24.795%

•     Pro-rated Index Credit Rate:  -6% x 24.795% = -1.488%

Step Four is to apply the Pro-rated Index Credit Rate to the Index Segment’s value:  $100,000 x (1 – 1.488%) = $98,512.33.

Step Five is to take the maximum of Step Four and the Premium:  Max ($98,512.33, $100,000) = $100,000.

Step Six is to set the Interim Value equal to the minimum of Step Two and Step Five:  Min ($100,499.65, $100,000) = $100,000.

Thus, the Interim Value is $100,000.

Step Seven is to multiply the result in Step Six by the Withdrawal Adjustment.

The percentage reduction for the Withdrawal is equal to 1 minus the percentage of Index Segment value withdrawn, where the percentage withdrawn is equal to the amount of the Withdrawal divided by the Index Segment value immediately before the Withdrawal. The percentage of the Index Segment value in this example is:

•     $10,000/$100,000 = 10% meaning that the percentage reduction is 1 – 10% or 0.90 = 90%

The Interim Value ($100,000) after being multiplied by the Withdrawal Adjustment (90%) equals $90,000.

Percentage Change in Index Value:  -6%.

Percentage Change in the Index Segment Value:  -10%.

Illustrative Example #31 – Positive Index Change and Negative Fair Value of Hypothetical Derivatives

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value after half of the Segment Term has elapsed is 1,050;

•     The Buffer is 10%;

•     The Participation Rate is 50%;

•     The swap rate is 1%; and

•     The Fair Value of Hypothetical Derivatives is -$1,000.

VAAA                                                                   84

Step One is to determine the Fair Value of Hypothetical Fixed Instruments:  $100,000 / (1 + 1.00%)^[(365 ‒ 181)/365] = $99,499.65.

Step Two is to add the Fair Value of Hypothetical Fixed Instruments and Fair Value of Hypothetical Derivatives:  $99,499.65 + (-$1,000) = $98,499.65.

Step Three is to calculate the Pro-rated Index Credit Rate, using the Index Change and the Pro-rated Participation Rate:

•        Index Change:  (1,050 ‒ 1,000)/1,000 = (0.05), which, when converted to the equivalent percentage is 5%

•        The Pro-rated Participation Rate reflects that 181 days of the Segment Term have elapsed:  50% x (181/365) = 24.795%

•        Pro-rated Index Credit Rate:  5% x 24.795% = 1.240%

Step Four is to apply the Pro-rated Index Credit Rate to the Index Segment’s value:  $100,000 x (1 + 1.240%) = $101,239.73.

Step Five is to take the maximum of Step Four and the Premium:  Max ($101,239.73, $100,000) = $101,239.73.

Step Six is to set the Interim Value equal to the minimum of Step Two and Step Five:  Min ($98,499.65, $101,239.73) = $98,499.65.

Thus, the Interim Value is $98,499.65.

Step Seven is to multiply the result in Step Six by the Withdrawal Adjustment.

The percentage reduction for the Withdrawal is equal to 1 minus the percentage of Index Segment value withdrawn, where the percentage withdrawn is equal to the amount of the Withdrawal divided by the Index Segment value immediately before the Withdrawal. The percentage of the Index Segment value in this example is:

•     $10,000/$98,499.65 = 10.2% meaning that the percentage reduction is 1 – 10.2% or 0.898 = 89.8%

The Interim Value ($98,499.65) after being multiplied by the Withdrawal Adjustment (89.8%) equals $88,499.65.

Percentage Change in Index Value:  5%.

Percentage Change in the Index Segment Value:  -11.5%.

Illustrative Example #32 – Positive Index Change and Positive Fair Value of Hypothetical Derivatives

For purposes of this example:

•     The Index Value as of the Segment Start Date is 1,000;

•     The Index Value after half of the Segment Term has elapsed is 1,050;

•     The Buffer is 10%;

•     The Participation Rate is 50%;

•     The swap rate is 1%; and

•     The Fair Value of Hypothetical Derivatives is +$1,000.

Step One is to determine the Fair Value of Hypothetical Fixed Instruments:  $100,000 / (1 + 1.00%)^[(365 ‒ 181)/365] = $99,499.65.

Step Two is to add the Fair Value of Hypothetical Fixed Instruments and Fair Value of Hypothetical Derivatives:  $99,499.65 + (+$1,000) = $100,499.65.

VAAA                                                                   85

Step Three is to calculate the Pro-rated Index Credit Rate, using the Index Change and Pro-rated Participation Rate:

•     Index Change:  (1,050 ‒ 1,000)/1,000 = (0.05), which, when converted to the equivalent percentage is 5%

•     The Pro-rated Participation Rate reflects that 181 days of the Segment Term have elapsed:  50% x (181/365) = 24.795%

•     Pro-rated Index Credit Rate:  5% x 24.795% = 1.240%

Step Four is to apply the Pro-rated Index Credit Rate to the Index Segment’s value:  $100,000 x (1 + 1.240%) = $101,239.73.

Step Five is to take the maximum of Step Four and the Premium:  Max ($101,239.73, $100,000) = $101,239.73.

Step Six is to set the Interim Value equal to the minimum of Step Two and Step Five:  Min ($100,499.65, $101,239.73) = $100,499.65.

Thus, the Interim Value is $100,499.65.

Step Seven is to multiply the result in Step Six by the Withdrawal Adjustment.

The percentage reduction for the Withdrawal is equal to 1 minus the percentage of Index Segment value withdrawn, where the percentage withdrawn is equal to the amount of the Withdrawal divided by the Index Segment value immediately before the Withdrawal. The percentage of the Index Segment value in this example is:

•     $10,000/$100,499.65 = 10% meaning that the percentage reduction is 1 – 10% or 0.90 = 90%

The Interim Value ($100,499.65) after being multiplied by the Withdrawal Adjustment (90%) equals $90,499.65.

Percentage Change in Index Value:  5%.

Percentage Change in the Index Segment Value:  -9.5%.

VAAA                                                                   86

Statement of Additional Information

The SAI contains more specific information about us, Variable Annuity Account B and the Contract, as well as the financial statements of Variable Annuity Account B and the Company. The following is a list of the contents of the SAI:

General Information and History	2
Variable Annuity Account B of Voya Retirement Insurance and Annuity Company	2
Safekeeping of Assets	2
Offering and Purchase of Contracts	2
Accumulation Unit Value	3
Sales Material and Advertising	3
Experts	4
Financial Statements of Variable Annuity Account B of Voya Retirement Insurance and Annuity Company	1
Financial Statements of Voya Retirement Insurance and Annuity Company	C-1

If you would like to receive a copy of the SAI, free of charge, please tear off, complete and return the form below to Customer Service at P.O. Box 9271, Des Moines, IA, 50306-9271.

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

PLEASE SEND ME A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION FOR THE Voya ASCEND ADVISORY ANNUITY (333-220690).

Please Print or Type:

_________________________________________________

Name

_________________________________________________

Street Address

_________________________________________________

City, State, Zip

VAAA                                                                   87

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.  Other Expenses of Issuance and Distribution

Not Applicable.

Item 15.  Indemnification of Directors and Officers

Section 33-779 of the Connecticut General Statutes (“CGS”) provides that a corporation may provide indemnification of or advance expenses to a director, officer, employee or agent only as permitted by Sections 33-770 to 33-778, inclusive, of the CGS. Reference is hereby made to Section 33-771(e) of the CGS regarding indemnification of directors and Section 33-776(d) of CGS regarding indemnification of officers, employees and agents of Connecticut corporations.

These statutes provide in general that Connecticut corporations incorporated prior to January 1, 1997 shall, except to the extent that their certificate of incorporation expressly provides otherwise, indemnify their directors, officers, employees and agents against “liability” (defined as the obligation to pay a judgment, settlement, penalty, fine, including an excise tax assessed with respect to an employee benefit plan, or reasonable expenses incurred with respect to a proceeding) when (1) a determination is made pursuant to Section 33-775 that the party seeking indemnification has met the standard of conduct set forth in Section 33-771 or (2) a court has determined that indemnification is appropriate pursuant to Section 33-774. Under Section 33-775, the determination of and the authorization for indemnification are made (a) by two or more disinterested directors, as defined in Section 33-770(2); (b) by special legal counsel; (c) by the shareholders; or (d) in the case of indemnification of an officer, agent or employee of the corporation, by the general counsel of the corporation or such other officer(s) as the board of directors may specify. Also, Section 33-772 with Section 33-776 provide that a corporation shall indemnify an individual who was wholly successful on the merits or otherwise against reasonable expenses incurred by him in connection with a proceeding to which he was a party because he is or was a director, officer, employee or agent of the corporation.

Pursuant to Section 33-771(d), in the case of a proceeding by or in the right of the corporation or with respect to conduct for which the director, officer, agent or employee was adjudged liable on the basis that he received a financial benefit to which he was not entitled, indemnification is limited to reasonable expenses incurred in connection with the proceeding against the corporation to which the individual was named a party

A corporation may procure indemnification insurance on behalf of an individual who is or was a director of the corporation. Consistent with the laws of the State of Connecticut, Voya Financial, Inc. maintains Professional Liability and Fidelity bond, Employment Practices liability and Network Security insurance policies issued by an international insurer. The policies cover Voya Financial, Inc. and any company in which Voya Financial, Inc. has a controlling financial interest of 50% or more. The policies cover the funds and assets of the principal underwriter/depositor under the care, custody and control of Voya Financial, Inc. and/or its subsidiaries. The policies provide for the following types of coverage: Errors and Omissions/Professional Liability, Employment Practices liability and Fidelity/Crime (a.k.a. “Financial Institutional Bond”) and Network Security (a.k.a. “Cyber/IT”).

Section 12 of the Directed Services LLC Distribution Agreement entered into as of December 2, 2009, provides that Directed Services LLC will indemnify and hold harmless certain persons against any losses, claims, damages or liabilities to which Voya Retirement Insurance and Annuity Company and any such director or officer or controlling person may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities or actions in respect thereof) arise out of or are based upon:

(i)     Any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, contained 9a) in any prospectus or any amendments thereof, or, (b0 in any blue-sky application, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information (including without limitation, negative responses to inquiries) furnished to Voya Retirement Insurance and Annuity Company by Directed Services LLC, specifically for use in the preparation of any prospectus or any amendments thereof or any such blue-sky application or any such amendment thereof or supplement thereto; or

(ii)   Any unauthorized use of sales materials or any verbal or written misrepresentations or any unlawful sales practices concerning Annuity Contracts by Directed Services LLC; or

(iii) Claims by agents or representatives or employees of Directed Services LLC for commissions, service fees, expenses allowances or other compensation or remuneration of any type.

Directed Services LLC will reimburse Voya Retirement Insurance and Annuity Company and any director or officer or controlling person for any legal or other expenses reasonably incurred by Voya Retirement Insurance and Annuity Company, such director or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability with DSL may otherwise have.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.  Exhibits

(1)	Exhibits
	(i)	Distribution Agreement, dated December 2, 2009, by and between ING Life Insurance and Annuity Company, Variable Annuity Account B and Directed Services LLC.
(ii)

Amendment, efffective September 6, 2017, to the Distribution Agreement dated December 2, 2009, by and between Voya Retirement Insurance and Annuity Company (formerly known as ING Life Insurance and Annuity Company), Variable Annuity Account B and Directed Services LLC.

	(iii)	Intercompany Agreement dated December 22, 2010 (effective January 1, 2010), between ING Investment Management LLC and ING Life Insurance and Annuity Company.
(iv)

Amendment No. 1 made and entered into as of December 1, 2013, to the Intercompany Agreement dated as of December 22, 2010, by and among ING Investment Management LLC and ING Life Insurance and Annuity Company.

(v)

Amendment No. 2, effective as of September 30, 2014, to the Intercompany Agreement dated as of December 22, 2010, by and between ING Investment Management LLC (now known as “Voya Investment Management LLC”) and ING Life Insurance and Annuity Company (now known as “Voya Retirement Insurance and Annuity Company”).

(vi)

Amendment No. 4, effective March 1, 2016, to the Intercompany Agreement dated as of December 22, 2010 (effective January 1, 2010) between ING Investment Management LLC (now known as “Voya Investment Management LLC”) and ING Life Insurance and Annuity Company (now known as “Voya Retirement Insurance and Annuity Company”).

	(vii)	Amendment No. 5, effective as of May 1, 2017, to the Intercompany Agreement between Voya Investment Management LLC and Voya Retirement Insurance and Annuity Company.
	(viii)	Amendment No. 6, effective as of July 1, 2017, to the Intercompany Agreement between Voya Investment Management LLC and Voya Retirement Insurance and Annuity Company.
(4)	(i)	Flexible Premium Deferred Combination Variable and Fixed Annuity Contract (VR-IA-4035(2017)).
	(ii)	Point to Point Cap with Buffer Index Strategy Rider (VR-RA-4037(2017)).
	(iii)	Point to Point Participation with Buffer Index Strategy Rider (VR-RA-4036(2017)).
	(iv)	Individual Retirement Annuity (“IRA”) Endorsement (VR-RA-4038(2017)).
	(v)	Roth Individual Retirement Annuity (“Roth IRA”) Endorsement (VR-RA-4039(2017)).
	(vi)	SIMPLE Individual Retirement Annuity (“SIMPLE IRA”) Endorsement (VR-RA-4040(2017)).
	(vii)	Unisex Endorsement (VR-RA-4041(2017)).
	(viii)	Flexible Premium Deferred Combination Variable and Fixed Annuity Contract Application (178597 (09/17)).

(5)		Opinion re: Legality
(23)	(i)	Consent of Independent Registered Public Accounting Firm
	(ii)	Consent of Legal Counsel (included in Exhibit (5) above)
(24)	(i)	Powers of Attorney, included on signature page of this Registration

Exhibits other than those listed above are omitted because they are not required or are not applicable.

Item 17.  Undertakings

The undersigned registrant hereby undertakes as follows, pursuant to Item 512 of Regulation S-K:

(a)         Rule 415 offering

(1)        Not Applicable

(2)        That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3)        To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4)      Not Applicable

(5)(i)  Not Applicable

(5)(ii) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness.  Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(6)      That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, the undersigned registrant undertakes in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i)       Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii)      Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii)     The portion of  any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv)     Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(b)          Filings incorporating subsequent Exchange Act documents by reference:

The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c)      Not applicable

(d)      Not applicable

(e)      Not applicable

(f)       Not applicable

(g)      Not applicable

(h)      Request for acceleration of effective date:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(i)       Not applicable

(j)       Not applicable

(k)      Not applicable

(l)       Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Pre-Effective to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Windsor, State of Connecticut, on this 19th day of December, 2017.

By:	VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
(Depositor

By:	/s/ Charles P. Nelson
Charles P. Nelson President (principal executive officer)

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated and on the date indicated.

Signature	Title	Date

/s/ Charles P. Nelson	Director and President
Charles P. Nelson	(principal executive officer)

/s/ Carolyn M. Johnson	Director
Carolyn M. Johnson

/s/ Alain M. Karaoglan	Director
Alain M. Karaoglan

/s/ Rodney O. Martin, Jr.	Director	December 19,
Rodney O. Martin, Jr.		2017

/s/ Chetlur S. Ragavan	Director
Chetlur S. Ragavan

/s/ Michael S. Smith	Director
Michael S. Smith

/s/ Francis G. O’Neill	Senior Vice President and Chief Financial Officer
Francis G. O’Neill	(principal financial officer)

/s/ C. Landon Cobb, Jr.*	Senior Vice President and Chief Accounting Officer
C. Landon Cobb, Jr.	(principal accounting officer)

By:	/s/ J. Neil McMurdie
J. Neil McMurdie
* Attorney-in-Fact

EXHIBIT INDEX

Exhibit No.	Exhibit

16(1)(i)	Distribution Agreement, dated December 2, 2009, by and between ING Life Insurance and Annuity Company, Variable Annuity Account B and Directed Services LLC

16(1)(ii)

Amendment, effective September 6, 2017, to the Distribution Agreement dated December 2, 2009, by and between Voya Retirement Insurance and Annuity Company (formerly known as ING Life Insurance and Annuity Company), Variable Annuity Account B and Directed Services LLC

16(1)(iii)	Intercompany Agreement dated December 22, 2010 (effective January 1, 2010), between ING Investment Management LLC and ING Life Insurance and Annuity Company

16(1)(iv)

Amendment No. 1 made and entered into as of December 1, 2013, to the Intercompany Agreement dated as of December 22, 2010, by and among ING Investment Management LLC and ING Life Insurance and Annuity Company

16(1)(v)

Amendment No. 2, effective as of September 30, 2014, to the Intercompany Agreement dated as of December 22, 2010, by and between ING Investment Management LLC (now known as “Voya Investment Management LLC”) and ING Life Insurance and Annuity Company (now known as “Voya Retirement Insurance and Annuity Company”).

16(1)(vi)

Amendment No. 4, effective March 1, 2016, to the Intercompany Agreement dated as of December 22, 2010 (effective January 1, 2010) between ING Investment Management LLC (now known as “Voya Investment Management LLC”) and ING Life Insurance and Annuity Company (now known as “Voya Retirement Insurance and Annuity Company”)

16(1)(vii)	Amendment No. 5, effective as of May 1, 2017, to the Intercompany Agreement between Voya Investment Management LLC and Voya Retirement Insurance and Annuity Company

16(1)(viii)	Amendment No. 6, effective as of July 1, 2017, to the Intercompany Agreement between Voya Investment Management LLC and Voya Retirement Insurance and Annuity Company

16(4)(i)	Flexible Premium Deferred Combination Variable and Fixed Annuity Contract (VR-IA-4035(2017))

16(4)(ii)	Point to Point Cap with Buffer Index Strategy Rider (VR-RA-4037(2017))

16(4)(iii)	Point to Point Participation with Buffer Index Strategy Rider (VR-RA-4036(2017))

16(4)(iv)	Individual Retirement Annuity (“IRA”) Endorsement (VR-RA-4038(2017))

16(4)(v)	Roth Individual Retirement Annuity (“Roth IRA”) Endorsement (VR-RA-4039(2017))

16(4)(vi)	SIMPLE Individual Retirement Annuity (“SIMPLE IRA”) Endorsement (VR-RA-4040(2017))

16(4)(vii)	Unisex Endorsement (VR-RA-4041(2017))

16(4)(viii)	Flexible Premium Deferred Combination Variable and Fixed Annuity Contract Application (178597 (09/17))

16(5)	Opinion re: Legality

16(23)(i)	Consent of Independent Registered Public Accounting Firm

16(23)(ii)	Consent of Legal Counsel (included in Exhibit (5) above)

16(24)(i)	Powers of Attorney